As filed with the Securities and Exchange Commission on February 7, 2003

                                                      File No: 333-_____________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. ___        [ ] Post-Effective Amendment No. ____

                        (Check appropriate box or boxes)

                              JANUS ADVISER SERIES
               (Exact Name of Registrant as Specified in Charter)

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                    (Address of Principal Executive Offices)

                                  303-333-3863
                          (Area Code and Phone Number)

                           --------------------------

                                 THOMAS A. EARLY
                              JANUS ADVISER SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                     (Name and Address of Agent for Service)

                                    Copy to:

                              CHRISTOPHER E. PALMER
                                 SHEA & GARDNER
                          1800 MASSACHUSETTS AVE. N.W.
                              WASHINGTON, DC 20036

                           ---------------------------

Approximate date of proposed public offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Offered: I Shares and C Shares of Janus Adviser Series Mid Cap Value Fund.

No filing fee is due with this filing because the Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                              JANUS ADVISER SERIES
                 CONTENT OF REGISTRATION STATEMENT ON FORM N-14

         Cover Sheet

         Part A - Prospectus/Proxy Statement

         Part B - Statement of Additional Information

         Mid Cap Value Fund Prospectus (12/31/02)

         Mid Cap Value Fund Prospectus Supplement (12/31/02)

         Statement of Additional Information (12/31/02)

         Annual Report (7/31/02)

         Part C - Other Information

         Signature Page

         Exhibits

                                                                March ____, 2003

         Dear Janus Investor:

         We are writing to request your vote on a proposal to reorganize the Janus Adviser Series Strategic Value Fund into the Janus Adviser Series Mid Cap Value Fund. If the reorganization is approved, your investment in the Strategic Value Fund will become an investment in the Mid Cap Value Fund.

         The Trustees of Janus Adviser Series have determined that the proposed reorganization is in your best interests, and they recommend that you vote for the proposed reorganization.

         PLEASE READ THE ENCLOSED MATERIALS, WHICH PROVIDE INFORMATION ABOUT THE PROPOSED REORGANIZATION AND THE MID CAP VALUE FUND. TO CAST YOUR VOTE, SIMPLY COMPLETE THE ENCLOSED PROXY. WE ASK THAT YOU RETURN YOUR PROXY PROMPTLY. BE SURE TO SIGN THE PROXY BEFORE MAILING IT IN THE POSTAGE-PAID ENVELOPE.

         We have retained Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist with the solicitation of votes. If you do not vote your shares, you may receive a phone call from them.

         If you have any questions before you vote, please call (866) 238-7096. They will be happy to help you get your vote in quickly.

         Thank you for your vote, and we look forward to continuing to serve your investment needs.

         Sincerely,

         Mark Whiston
         CEO, Janus Capital Group

                              JANUS ADVISER SERIES
                              STRATEGIC VALUE FUND
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2003

         A special meeting of shareholders of the Strategic Value Fund of Janus Adviser Series will be held at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, on May 15, 2003, at 10:00 a.m. Mountain Time for the following purposes:

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all the assets and liabilities of the Janus Adviser Series Strategic Value Fund in exchange for shares of the Janus Adviser Series Mid Cap Value Fund; and

         2. To transact such other business as may properly come before the meeting.

         Shareholders of record of the Strategic Value Fund at the close of business on February 10, 2003 are entitled to vote at the meeting. Each share entitles its record owner to one vote, with proportionate voting for fractional shares.

                                                   By direction of the Trustees,

                                                   /s/ Kelley A. Howes
                                                   -------------------
                                                   Kelley A. Howes
                                                   Secretary

_________________, 2003

                              JANUS ADVISER SERIES
                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928
                                 1-800-525-0020

                         PROSPECTUS AND PROXY STATEMENT

              RELATING TO THE ACQUISITION BY THE MID CAP VALUE FUND
                    OF THE ASSETS OF THE STRATEGIC VALUE FUND

                                 MARCH __, 2003

         This prospectus and proxy statement (the "Proxy Statement") is being furnished to you in connection with an agreement and plan of reorganization (the "Plan"). Under the Plan, shareholders of the Strategic Value Fund will receive shares of the Mid Cap Value Fund equal in total value to their holdings as of the closing date of the reorganization (the "Reorganization"). If you own I Shares of the Strategic Value Fund, you will receive I Shares of the Mid Cap Value Fund. Similarly, if you own C Shares of the Strategic Value Fund, you will receive C Shares of the Mid Cap Value Fund. After the Reorganization is complete, the Strategic Value Fund will be liquidated. The Reorganization is expected to be effective on or about May 30, 2003.

         The Trustees of Janus Adviser Series (the "Trust") determined that the Reorganization is in the best interest of investors in the Strategic Value Fund, and the Trustees recommend that investors in the Strategic Value Fund vote to approve the Reorganization.

         This Proxy Statement sets forth concisely the information you should know about the Reorganization. You should read it carefully and retain it for future reference.

         A copy of the prospectus of the Trust, dated December 31, 2002, is included with this Proxy Statement. The portions of the prospectus relating to the Mid Cap Value Fund are incorporated herein by reference (which means they are legally part of this Proxy Statement).

         You can request other information, including a Statement of Additional Information dated March ___, 2003, free of charge by contacting us at the above address or telephone number. The SEC maintains a website (www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding the Strategic Value Fund and the Mid Cap Value Fund.

         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY OF THE PROPOSED REORGANIZATION........................................................    1

   The Reorganization.........................................................................    1

   Investment Objectives, Policies and Strategies.............................................    1

   Investment Advisers........................................................................    2

   Fee and Expense Information (Unaudited)....................................................    3

   Purchase and Redemption Procedures.........................................................    5

   Tax Consequences...........................................................................    5

PRINCIPAL RISK FACTORS........................................................................    5

   Common Stock Risk..........................................................................    5

   Smaller or Newer Company Risk..............................................................    5

   Non-Diversification Risk (applies only to the Strategic Value Portfolio)...................    6

   Value Risk.................................................................................    6

   Foreign Securities Risk....................................................................    6

   High-Yield/High-Risk Bond Risk.............................................................    7

THE REORGANIZATION............................................................................    7

   The Plan...................................................................................    7

   Reasons for the Reorganization.............................................................    8

   Federal Income Tax Considerations..........................................................   10

   Description of the Securities to be Issued.................................................   12

   Capitalization (unaudited).................................................................   12

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS...................................................   13

VOTING INFORMATION............................................................................   13

SHARE OWNERSHIP...............................................................................   15

APPENDIX A - AGREEMENT AND PLAN OF REORGANIZATION.............................................  A-1

                     SUMMARY OF THE PROPOSED REORGANIZATION

         This section provides a brief summary of the proposed Reorganization, certain expense information and a summary of the principal risk factors associated with an investment in the Mid Cap Value Fund. You should read the entire Proxy Statement carefully. You should also read carefully the enclosed prospectus for the Trust, which provides additional information about the Mid Cap Value Fund.

         THE REORGANIZATION

         At a meeting held on January 31, 2003, the Trustees of the Trust concluded that the Reorganization is in the best interests of the shareholders of the Strategic Value Fund and the Mid Cap Value Fund, and that interests of shareholders of the two Funds will not be diluted as a result of the Reorganization.

         Under the Plan, the Strategic Value Fund will transfer substantially all its assets to the Mid Cap Value Fund, and shareholders of the Strategic Value Fund will receive shares of the Mid Cap Value Fund in exchange for their shares of the Strategic Value Fund. Each Strategic Value shareholder will receive full and fractional shares of the Mid Cap Value Fund equal in value to the total value of his or her shares of the Strategic Value Fund as of the closing date of the Reorganization, which is expected to be May 30, 2003. Each shareholder will receive the same class of Mid Cap Value Fund shares as he or she held in the Strategic Value Fund. Your investment in the Mid Cap Value Fund immediately after the Reorganization will have the same value as your investment in the Strategic Value Fund immediately prior to the Reorganization.

         The Plan provides that Janus Capital Management LLC ("Janus Capital") will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement. Janus Capital owns more than 50% of the outstanding shares of the Strategic Value Fund and intends to vote to approve the Reorganization.

         The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. Among the significant conditions (which may not be waived) are the receipt of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction to the Strategic Value Fund and its shareholders.

         This description of the Reorganization is qualified by reference to the full text of the Plan, which is attached at Appendix A.

         INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

         Although the phrasing is somewhat different, both Funds have substantially similar investment objectives. The Strategic Value Fund seeks long-term growth of capital, while the Mid Cap Value Fund seeks capital appreciation.

         As to investment policies and strategies, both Funds invest primarily in common stocks using a "value" approach. The Mid Cap Value Fund, however, invests primarily in common stocks of mid-sized companies, while the Strategic Value Fund is not required to invest in companies of any particular capitalization. As of December 31, 2002, the Strategic Value Fund invested slightly more than 60% of its net assets in common stocks of mid-sized companies. More specific information about each Fund's principal investment strategies is set forth below.

         The Strategic Value Fund invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth. The portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Fund's investment policies. If the portfolio manager is unable to find investments with earnings growth potential, a significant portion of the Fund's assets may be in cash or similar investments.

         The Mid Cap Value Fund invests primarily in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly. Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio manager generally looks for companies with: a low price relative to their assets, earnings, cash flow or business franchise; products and services that give them a competitive advantage; and quality balance sheets and strong management. For purposes of the Fund's 80% policies, net assets will take into account borrowings for investment purposes.

         The Strategic Value Fund may invest up to 35% of its net assets in high-yield/high-risk bonds. The Mid Cap Value Fund may invest up to 20% of its net assets in high-yield/high-risk bonds.

         Each Fund may invest without limit in foreign equity and debt securities (subject, of course, to its overall investment objectives and policies set forth above).

         INVESTMENT ADVISERS

         Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Strategic Value Fund and is responsible for the day-to-day management of the Fund. Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as a subadviser for a number of private label mutual funds and provides separate account advisory services for institutional accounts.

         Janus Capital also serves as the investment adviser to the Mid Cap Value Fund. With respect to that Fund, however, Perkins, Wolf, McDonnell and Company ("Perkins") serves as subadviser and provides the day-to-day management of the Fund. Perkins, which is located at 310 South Michigan Avenue, Suite 2600, Chicago, Illinois 60604, has been in the investment management business since 1984 and manages other mutual funds and separate accounts. Janus Capital has agreed to take a 30% ownership stake in Perkins, a transaction that is expected to close in March 2003.

         FEE AND EXPENSE INFORMATION (UNAUDITED)

         The tables and examples below show the fee and expense information for each Fund as well as pro forma fee and expense information on a combined basis, giving effect to the Reorganization. The Strategic Value Fund I Shares information is based on expenses for the fiscal year ended July 31, 2002. The Strategic Value Fund C Shares information is based upon the estimated annualized gross expenses expected to be incurred in the C Shares' initial fiscal year. Because the Mid Cap Value Fund commenced operations on December 31, 2002, the information below is based on estimates for the Fund's first fiscal year. The pro forma information is estimated.

         SHAREHOLDER FEES such as sales load, redemption fees or exchange fees are charged directly to an investor's account. The Funds' I Shares are no-load investments, so there is generally no shareholder fees when you buy or sell I Shares. The table below describes the shareholder fees that you may pay if you buy and hold shares of the Funds. These fees are not affected by the Reorganization.

            SHAREHOLDER FEES (1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                     I Shares      C Shares
                                                                                     --------      --------
Maximum sales charge (load) imposed on purchases (as a percentage of offering          None         1.00%(2)
price)

Maximum deferred sales charge (load) (as a percentage of the lower of                  None         1.00%(3)
original purchase price or redemption proceeds)

Maximum sales charge (load) imposed on reinvested dividends and other                  None          None
distributions

Redemption fees                                                                        None          None

Exchange fees                                                                          None          None

(1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.

(2) Sales charges are waived for certain investors.

(3) A contingent deferred sales charge of 1% applies on C Shares redeemed within 18 months of purchase.

         Annual FUND OPERATING EXPENSES are paid out of each Fund's assets and include fees for Fund management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example shows below, these costs are borne indirectly by all shareholders. For each Fund, Janus Capital has agreed to limit the Fund's expenses (excluding the distribution fee and administrative services fee for I Shares, the distribution and shareholder servicing fee for

         C Shares, brokerage commissions, interest, taxes and extraordinary expenses) to 1.25% on an annual basis until at least June 2004.

                                              Distribution                 Total Annual Fund                  Total Annual Fund
                                Management      (12b-1)        Other       Operating Expenses     Total       Operating Expenses
                                   Fee           Fee(1)       Expenses       Without Waivers     Waivers         With Waivers
                                ----------    ------------    --------     ------------------    -------      ------------------
Strategic Value Fund              0.65%          0.25%          1.54%          2.44%(2)           0.69%           1.75%(2)
I Shares

Mid Cap Value Fund                0.65%          0.25%          0.59%          1.49%(3)           0.00%           1.49%(3)
I Shares

Pro Forma Combined                0.65%          0.25%          0.59%          1.49%(3)           0.00%           1.49%(3)
I Shares

Strategic Value Fund              0.65%          1.00%          1.29%          2.94%(2)           0.69%           2.25%(2)
C Shares

Mid Cap Value Fund                0.65%          1.00%          0.34%          1.99%(3)           0.00%           1.99%(3)
C Shares

Pro Forma Combined                0.65%          1.00%          0.34%          1.99%(3)           0.00%           1.99%(3)
C Shares

(1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

(2) Expenses for the Strategic Value Fund I Shares are based upon expenses for the fiscal year ended July 31, 2002. Expenses for Strategic Value Fund C Shares are based upon the estimated annualized gross expenses expected to be incurred in the C Shares' initial fiscal year. Expenses are stated both with and without contractual waivers by Janus Capital. Waivers are first applied against the management fee and then against other expenses, and will continue until at least June 2004.

(3) Expenses for the Mid Cap Value Fund are based upon the estimated expenses the Fund expects to incur during its initial fiscal year. All expenses are shown without the effect of any expense offset arrangements.

Examples:

The following examples are based on expenses without waivers. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. The first chart assumes that you redeem your investment at the end of each period. The second chart assumes that you do not redeem your investment at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         IF SHARES ARE REDEEMED:

                                           1 Year(1)     3 Years(2)    5 Years(2)   10 Years(2)
                                           ---------     ----------    ----------   -----------
Strategic Value Fund - I Shares             $  247         $  761       $  1,301      $  2,776

Mid Cap Value Fund - I Shares               $  152         $  471       $    813      $  1,779

Pro Forma Combined - I Shares               $  152         $  471       $    813      $  1,779

Strategic Value Fund - C Shares             $  497         $  910       $  1,548      $  3,261

Mid Cap Value Fund - C Shares               $  402         $  624       $  1,073      $  2,317

Pro Forma Combined - C Shares               $  402         $  624       $  1,073      $  2,317

         IF SHARES ARE NOT REDEEMED:

                                           1 Year(2)     3 Years(2)    5 Years(2)   10 Years(2)
                                           ---------     ----------    ----------   -----------
Strategic Value Fund - I Shares             $  247         $  761       $  1,301      $  2,776

Mid Cap Value Fund - I Shares               $  152         $  471       $    813      $  1,779

Pro Forma Combined - I Shares               $  152         $  471       $    813      $  1,779

Strategic Value Fund - C Shares             $  397         $  910       $  1,548      $  3,261

Mid Cap Value Fund - C Shares               $  302         $  624       $  1,073      $  2,317

Pro Forma Combined - C Shares               $  302         $  624       $  1,073      $  2,317

(1) C Shares: Includes the initial sales charge and the contingent deferred sales charge.

(2) C Shares: Includes the initial sales charge. Contingent deferred sales charge not applicable.

         PURCHASE AND REDEMPTION PROCEDURES

         Both Funds have the same purchase and redemption procedures, and those procedures will not change as a result of the proposed Reorganization. See the enclosed Trust prospectus for information about the purchase and redemption procedures.

         TAX CONSEQUENCES

         As a condition of the Reorganization, the Trust will have received an opinion of counsel to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Funds or their shareholders. For more information, see "Federal Income Tax Considerations," below.

                             PRINCIPAL RISK FACTORS

         The Strategic Value Fund and the Mid Cap Value Fund have many of the same risk factors. For example, the main risk of both Funds is the risk inherent in the investment in common stocks. The risk in investing in smaller or newer companies, however, applies more to the Mid Cap Value Fund because of that Fund's policy of investing at least 80% of assets in mid-sized companies. It also applies, to somewhat lesser degree to the Strategic Value Fund, because that Fund may have significant investments in medium or small size companies. The risk related to non-diversification applies to the Strategic Value Fund, but not the Mid Cap Value Fund. The principal risk factors applicable to both Funds are summarized below.

         COMMON STOCK RISK. Because each Fund may invest substantially all its assets in common stocks, the main risk of each Fund is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund share price may also decrease.

         SMALLER OR NEWER COMPANY RISK. Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

         NON-DIVERSIFICATION RISK (APPLIES ONLY TO THE STRATEGIC VALUE FUND). Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. A non-diversified portfolio has more flexibility to focus its investments in the most attractive companies identified by the portfolio manager. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. This fluctuation, if significant, may affect the performance of a non-diversified portfolio. The Strategic Value Fund is a non-diversified portfolio, while the Mid Cap Value Fund is a diversified portfolio.

         "VALUE" RISK. If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of the Fund may suffer. In general, the portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.

         FOREIGN SECURITIES RISK. Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on issues other than the performance of a particular company. These issues include:

         - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

         - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from the country.

         - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

         - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

         - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         HIGH-YIELD/HIGH-RISK BOND RISK. High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's Rating Services and Moody's Investor Services, Inc. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

                               THE REORGANIZATION

         THE PLAN

         The terms and conditions under which the Reorganization will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached as Appendix A to this Proxy Statement.

         The Plan contemplates (i) the Mid Cap Value Fund acquiring substantially all of the assets of the Strategic Value Fund in exchange solely for shares of the Mid Cap Value Fund and the assumption by the Mid Cap Value Fund of all of the Strategic Value Fund's known liabilities, if any, as of the closing date, and (ii) the distribution on the closing date of such shares to the shareholders of Strategic Value Fund. Shareholders holding I Shares of the Strategic Value Fund will receive I Shares of the Mid Cap Value Fund, and shareholders holding C Shares of the Strategic Value Fund will receive C Shares of the Mid Cap Value Fund.

         The value of the assets of the Strategic Value Fund to be acquired and the amount of its liabilities to be assumed by the Mid Cap Value Fund and the net asset value of a share of Strategic Value Fund will be determined as of the close of regular trading on the New York Stock Exchange on the closing date and will be determined in accordance with the valuation procedures described in the then-current prospectus and Statement of Additional Information for the Mid Cap Value Fund. When market quotations are not readily available, or events or circumstances that may effect the value of Fund securities are identified between the closing of their principal markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. The Plan provides that Janus Capital will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement. The closing date is expected to be on or about May 30, 2003.

         As soon as practicable after the closing date, the Strategic Value Fund will distribute pro rata to its shareholders of record the shares of the Mid Cap Value Fund it receives in the Reorganization, so that each shareholder of Strategic Value Fund will receive a number of full and fractional shares of the Mid Cap Value Fund equal in value to his or her holdings in the Strategic Value Fund. Each shareholder will receive shares of the same class that he or she previously held in the Strategic Value Fund. The distribution will be accomplished by opening accounts on the books of the Mid Cap Value Fund in the names of the Strategic Value Fund shareholders and by transferring thereto the shares of the Mid Cap Value Fund previously credited to the account of the Strategic Value Fund on those books. Each shareholder account shall be credited with the pro rata number of Mid Cap Value Fund shares due to that shareholder. Accordingly, immediately after the Reorganization, each former shareholder of the Strategic Value Fund will own shares of the Mid Cap Value Fund that will be equal to the value of that shareholder's shares of the Strategic Value Fund immediately prior to the Reorganization. The Strategic Value Fund will be liquidated soon after the distribution.

         The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. For instance, the Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by the Trustees if they determine that the Reorganization would disadvantage either Fund. The Trust's officers may change or postpone the closing date.

         REASONS FOR THE REORGANIZATION

         At a meeting held on January 31, 2003, the Trustees of the Trust concluded that the Reorganization is in the best interests of shareholders of the Strategic Value Fund and the Mid Cap Value Fund and unanimously voted to recommend that you vote to approve the Reorganization. The Trustees also determined that the Reorganization will not result in any dilution of the interests of shareholders of either Fund. In making these determinations, the Trustees considered a variety of factors, including those discussed below.

         Generally Comparable Investment Objectives, Policies and Strategies. The Trustees considered the fact that the investment objectives, policies and strategies of the two Funds are generally comparable. As explained in more detail in "Investment Objectives, Policies and Strategies" above, both Funds invest primarily in common stocks using a "value" approach. Although the Mid Cap Value Fund has a policy of investing at least 80% of assets in common stocks of mid-size companies, and the Strategic Value Fund has no such policy, the Trustees noted that as of December 31, 2002, the Strategic Value Fund invested slightly more than 60% of its net assets in stocks of mid-sized companies. The Trustees also noted that the Funds had substantially similar investment objectives; the Strategic Value Fund seeks long-term growth of capital and the Mid Cap Value Fund seeks capital appreciation.

         Fees and Expenses. The Trustees considered that both Funds have the same investment advisory fee. The Trustees also considered that, based on asset projections for 2003, Janus Capital projected lower annual expenses for the Mid Cap Value Fund than for the Strategic Value Fund. The Trustees also considered that, for both Funds, Janus Capital has agreed to limit total annual expenses to 1.25% (excluding the distribution fee and administrative services fee for I Shares and the distribution and shareholder servicing fee for C Shares) until at least June 2004.

         Asset Size and Growth Projections. The Trustees considered that, as of December 31, 2002, the Strategic Value Fund had only approximately $3.8 million in assets, $3.1 million of which represented start-up investments made by Janus Capital. The Trustees also considered the projection by Janus Capital that the Fund would not likely grow significantly in the near future in light of other Janus fund offerings, such as the Mid Cap Value Fund.

         Performance. Although the Mid Cap Value Fund commenced operations on December 31, 2002, and thus does not have a significant performance record, the Trustees considered the performance record of the Berger Mid Cap Value Fund, which is managed by Perkins in the same manner as the Mid Cap Value Fund. The Trustees compared the performance of that fund with the performance of the Strategic Value Fund since the Strategic Value Fund commenced operations on August 1, 2000. Those performance records are set forth below.

                     AVERAGE ANNUAL RETURNS (AS OF 12/31/02)

                                                             Since Inception of
                                                               Strategic Value
                                           1 Year Ended           (8/1/00)
                                           ------------      ------------------
Janus Adviser Series                          (24.70%)            (17.35%)
Strategic Value Fund (I Shares)

Janus Adviser Series                          (25.23%)            (17.92%)
Strategic Value Fund (C Shares)

Berger Mid Cap Value Fund                     (13.09%)              8.34%
(Investor Shares)(1)

(1) The Berger Mid Cap Value Fund will be reorganized into the Mid Cap Value Portfolio of Janus Investment Fund effective March 24, 2003, subject to shareholder approval.

         Shareholder Services. The Trustees also considered that the Reorganization would have no effect on the level of service provided to shareholders because both Funds are part of the same Trust.

         Reorganization Costs. The Trustees also considered that Janus Capital has agreed to pay the costs of the Reorganization, including the costs of preparing, printing and mailing this Proxy Statement.

         Tax-Free Reorganization. The Trustees also considered that the Trust would receive an opinion of counsel that the Reorganization would be treated as a tax-free reorganization.

         FEDERAL INCOME TAX CONSIDERATIONS

         As a condition to the Reorganization, the Trust will receive a legal opinion from Shea & Gardner, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

         - the transfer of all or substantially all of the assets of the Strategic Value Fund solely in exchange for the Mid Cap Value Fund shares and the assumption by the Mid Cap Value Fund of all known liabilities of the Strategic Value Fund, and the distribution of such shares to the shareholders of the Strategic Value Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

         - the Strategic Value Fund and the Mid Cap Value Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

         - no gain or loss will be recognized by the Strategic Value Fund on the transfer of the assets of the Strategic Value Fund to the Mid Cap Value Fund in exchange for the Mid Cap Value Fund shares and the assumption by the Mid Cap Value Fund of all known liabilities of the Strategic Value Fund or upon the distribution of the Mid Cap Value Fund shares to the Strategic Value Fund shareholders in exchange for their shares of the Strategic Value Fund;

         - the tax basis of the Strategic Value Fund's assets acquired by the Mid Cap Value Fund will be the same to the Mid Cap Value Fund as the tax basis of such assets to the Strategic Value Fund immediately prior to the reorganization, and the holding period of the assets of the Strategic Value Fund in the hands of the Mid Cap Value Fund will include the period during which those assets were held by the Strategic Value Fund;

         - no gain or loss will be recognized by the Mid Cap Value Fund upon the receipt of the assets of the Strategic Value Fund solely in exchange for the Mid Cap Value Fund shares and the assumption by the Mid Cap Value Fund of all known liabilities of the Strategic Value Fund;

         - no gain or loss will be recognized by shareholders of the Strategic Value Fund upon the receipt of the Mid Cap Value Fund shares by such shareholders, provided such shareholders receive solely the Mid Cap Value Fund shares (including fractional shares) in exchange for their the Strategic Value Fund shares; and

         - the aggregate tax basis of the Mid Cap Value Fund shares, including any fractional shares, received by each shareholder of the Strategic Value Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Strategic Value Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Mid Cap Value Fund shares, including fractional shares, to be received by each shareholder of the Strategic Value Fund will include the period during which the Strategic Value Fund shares exchanged therefore were held by such shareholder (provided that the Strategic Value Fund shares were held as a capital asset on the date of the reorganization).

         The receipt of such an opinion is a condition to the consummation of the Reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Strategic Value Fund in exchange for the Mid Cap Value Fund shares and the assumption by the Mid Cap Value Fund of all known liabilities of the Strategic Value Fund do not constitute a tax-free reorganization, each Strategic Value Fund shareholder generally will recognize gain or loss equal to the difference between the value of the Mid Cap Value Fund shares such shareholder acquires and the tax basis of such shareholder's the Strategic Value Fund shares.

         Shareholders of the Strategic Value Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Fund should also consult tax advisers as to state and local tax consequences, if any, or the Reorganization.

         As of ________________, the Strategic Value Fund and the Mid Cap Value Fund had unutilized capital loss carryovers of approximately _______ and _______, respectively. The final amount of unutilized capital loss carryovers for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryovers may in part be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Mid Cap Value Fund. As a result, some or all of the capital loss carryovers may expire unutilized. The Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Funds and their shareholders.

         The Strategic Value Fund may sell securities before the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization. After the Closing, the Mid Cap Value Fund may dispose of certain securities received by it from the Strategic Value Fund. Such sales may result in transaction costs and capital gains (or losses). The Funds expect the capital gains (if any) to be insignificant. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

         DESCRIPTION OF THE SECURITIES TO BE ISSUED

         The Trust is registered with the Securities and Exchange Commission as an open-end management investment company, generally called a mutual fund. The Trust is authorized to issue shares of beneficial interest in separate Funds. Each Fund offers two classes of shares, I Shares and C Shares. Shares of a Fund participate equally in dividends and other distributions of that Fund (with differences among the classes due to different expense structures). In the event of a liquidation, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution based on the value of their shareholdings. Shares of each Fund have no preemptive, conversion or subscription rights. When issued, each share is fully paid and non-assessable by the Trust, has no preemptive or subscription rights, and is fully transferable.

         The Trustees do not intend to hold annual meetings of shareholders of the Funds. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the Investment Company Act of 1940. Separate votes are taken by each Fund only if a matter affects or requires the vote of only that Fund or that Fund's interest in the matter differs from the interest of other Funds. Shareholders are entitled to one vote for each share owned.

         Under Delaware law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Trust's Trust Instrument disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Trust Instrument also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

         CAPITALIZATION (UNAUDITED)

         The following table shows the capitalization of the Strategic Value Fund and the Mid Cap Value Fund as of January 31, 2003, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date.

                                              Strategic        Mid Cap        Pro Forma
                                             Value Fund      Value Fund       Combined
                                             -----------     -----------     -----------
Net assets (both classes)                    $ 3,843,281     $   491,489     $ 4,334,770

Shares outstanding (both classes)                618,450          51,494         453,938

I Shares net assets                          $ 3,791,968     $   252,932     $ 4,044,900

I Shares net asset value per share           $      6.21     $      9.55     $      9.55

I Shares outstanding                             610,259          26,494         423,559

C Shares net assets                          $    51,313     $   238,557     $   289,870

C Shares net asset value per share           $      6.26     $      9.54     $      9.54

C Shares outstanding                               8,191          25,000          30,379

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

         Additional information about the Mid Cap Value Fund and the Strategic Value Fund is included in the prospectus for the Trust, dated December 31, 2002, a copy of which is being provided with this Proxy Statement. Further information about the Funds is included in the Statement of Additional Information of the Trust, dated December 31, 2002. The portions of those documents relating to the Mid Cap Value Fund are incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by calling ____________ or by contacting Janus Capital at 100 Fillmore Street, Denver, Colorado 80206-4928.

         The Strategic Value Fund and the Mid Cap Value Fund are subject to informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and in accordance therewith file reports and other information, including proxy material and charter documents, with the Securities and Exchange Commission ("SEC"). These items may be inspected and copied at the public reference facilities maintained by the SEC at 450 5th Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279, and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549, at prescribed rates. The information is also available through the Edgar database available at the SEC's website (www.sec.gov).

                               VOTING INFORMATION

         Shareholders of the Strategic Value Fund as of the record date of February 10, 2003, are entitled to vote on the Plan. Shareholders of both I Shares and C Shares will vote together as a single group. As of the record date, there were _______ shares of the Strategic Value Fund outstanding. Each full share of the Fund will have one vote, and each fractional share will have a proportional fractional vote.

         This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview. In addition, Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, may be paid to solicit shareholders of the Strategic Value Fund. The total cost of such services is estimated to be $4,500. The cost of preparing, printing and mailing this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus Capital. In addition, Janus Capital may also reimburse financial intermediaries for their reasonable expenses in forwarding solicitation materials to shareholders.

         For proxies to be effective, they must be received prior to the close of business on _______________________. You may revoke your proxy, but to be effective, we must receive written notice of your revocation prior to the close of business on _____________. Alternatively, you may attend the meeting and vote in person, in which case any prior proxy you provided will be automatically revoked.

         To be adopted, the Plan must be approved by a majority of outstanding shares of the Strategic Value Fund (both classes voting together as a group), which is defined as the lesser of (a) a vote of 67% or more of Fund shares whose holders are present in person or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares. Votes to abstain and broker non-votes will have the practical effect of voting against the Plan. A broker non-vote is a proxy received from a broker or nominee when the broker or nominee has neither received instructions from the beneficial owner or other person entitled to vote nor has the discretionary power to vote the shares. Janus Capital owns more than 50% of the outstanding shares of the Strategic Value Fund, and therefore its vote is sufficient to control whether the Plan is approved. Janus Capital intends to vote to approve the Plan.

         The holders of one-third of the outstanding shares of the Strategic Value Fund present in person or by proxy shall constitute a quorum at the shareholders' meeting. If sufficient votes in favor of the Plan are not received by the time scheduled for the meeting, the holders of a majority of shares present or represented by proxy at the meeting and entitled to vote at the meeting, whether or not sufficient to constitute a quorum, may adjourn the meeting. The persons named as proxies will vote in favor of such adjournment if they determine that each adjournment and additional solicitation are reasonable and in the interest of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present. Any business that might have been transacted at a meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Janus Capital.

         The Trust may arrange to have proxies recorded by telephone. If the Trust records proxies by telephone, it will use procedures designed to authenticate identities of shareholders to allow shareholders to authorize voting in accordance with their instructions and to confirm that their votes have been properly recorded. Proxies recorded by telephone may be revoked in the same manner as proxies submitted by mail or may be revoked.

                                 SHARE OWNERSHIP

         As of December 31, 2002, the Trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each class of each Fund.

         As of December 31, 2002, all outstanding shares of the Mid Cap Value Fund were owned by Perkins, which provided seed capital for the Fund.

         The table below lists the shareholders owning beneficially or of record 5% or more of the Strategic Value Fund's outstanding shares as of December 31, 2002. This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.

                   I Shares                              Percentage Ownership of I Shares of
      Shareholder and Address of Record                 Strategic Value Fund as of 12/31/2002
      ---------------------------------                 -------------------------------------
Janus Capital Management LLC                                          ______%
100 Fillmore Street
Denver, CO 80206-4928

Charles Schwab & Co., Inc.                                            ______%
Special Custody Account for the Benefit
of Customers
101 Montgomery Street
San Francisco, CA 94104-04122

                   C Shares                              Percentage Ownership of C Shares of
      Shareholder and Address of Record                 Strategic Value Fund as of 12/31/2002
      ---------------------------------                 -------------------------------------
Janus Capital Management LLC                                          ______%
100 Fillmore Street, Suite 300
Denver, CO 80206-4928

Legg Mason Wood Walker                                                ______%
P.O. Box 1476
Baltimore, MD 21203-1476

Raymond James & Associates                                            ______%
FBO Kurani Rira
Bin # 87546476
880 Carillon Parkway
St. Petersburg, FL 22716

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _____________, 2003, by and between Janus Adviser Series, a Delaware business trust (the "Trust"), on behalf of the Strategic Value Fund series of the Trust (the "Predecessor Fund"), and the Mid Cap Value Fund series of the Trust (the "Successor Fund").

         All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective series.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund (the "Successor Fund Shares") having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         Shares of beneficial interest of the Predecessor Fund (the "Predecessor Fund Shares") and the Successor Fund Shares are divided into two classes of voting shares, designated class I Shares (the "Class I Predecessor Fund Shares") and class C Shares (the "Class C Predecessor Fund Shares").

         WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interests of the Predecessor Fund and the Successor Fund, respectively, that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PLAN OF REORGANIZATION

         1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Trust shall:

         (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund;

         (ii) cause the Successor Fund to deliver to the Predecessor Fund (A) Class I Successor Fund Shares determined by dividing the portion of the net asset value of the Assets (as defined below) (such net asset value computed as set forth in paragraph 2.2 hereof and referred to as the "Predecessor Fund Value") attributable to the Class I Predecessor Fund Shares by the net asset value ("NAV") of a Class I Successor Fund Share (computed as set forth in paragraph 2.2), and (B) Class C Successor Fund Shares determined by dividing the portion of the Predecessor Fund Value attributable to the Class C Predecessor Fund Shares by the NAV of a Class C Successor Fund Share (computed as set forth in paragraph 2.2); and

         (iii) cause the Successor Fund to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

         1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.

         1.3 The Predecessor Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding Successor Fund Shares received by the Trust pursuant to paragraph 1.1. Current Shareholders owning Class I Predecessor Fund Shares shall receive Class I Successor Fund Shares, and Current Shareholders owning Class C Predecessor Fund Shares shall receive Class C Successor Fund Shares. Such distribution and liquidation will be accomplished by the transfer of the Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders. The aggregate net asset value of the Successor Fund Shares to be credited to Current Shareholders shall be equal to the aggregate net asset value of the Predecessor Fund Shares owned by Current Shareholders as of the Closing. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the Successor Fund Shares in connection with such exchange. Ownership of Successor Fund Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.

2.       CLOSING AND CLOSING DATE

         2.1 The Closing Date shall be May 30, 2003, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as the close of the regular trading session of the New York Stock Exchange (the "Valuation Time"). The Closing shall be held at the offices of Janus Capital Management LLC ("Janus Capital"), 100 Fillmore Street, Denver, Colorado 80206-4928, or at such other time and/or place as the parties may agree.

         2.2 The value of the assets and liabilities of the Predecessor Fund shall be computed as of the Valuation Time on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using valuation procedures described in the Predecessor Fund's then-current prospectus and Statement of Additional Information. The Predecessor Fund Value shall be determined by dividing the value of the Assets of the Predecessor Fund less the value of the liabilities of the Predecessor Fund as determined as provided herein. The net asset value of each class of Successor Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Successor Fund's then-current prospectus and Statement of Additional Information.

         2.3 The Trust shall cause Janus Services LLC (the "Transfer Agent"), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.       REPRESENTATIONS AND WARRANTIES

         3.1 The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:

         (i) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

         (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;

         (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

         (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

         3.2 The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:

         (i) the Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

         (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;

         (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

         (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

         (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or By-Laws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound; and

         (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing.

4.       CONDITIONS PRECEDENT

         4.1 The obligations of the Trust on behalf of each of the Predecessor Fund and the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

         (i) the Trust shall have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary and appropriate to effect the registration of the Successor Fund Shares (the "Registration Statement"), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

         (ii) the applicable Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

         (iii) all representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;

         (iv) all representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;

         (v) the Trust on behalf of each of the Predecessor Fund and the Successor Fund shall have received an opinion from Shea & Gardner regarding certain tax matters in connection with the Reorganization.

5.       EXPENSES

         All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Predecessor Fund.

6.       ENTIRE AGREEMENT

         The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.

7.       TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

8.       AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.       NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
         LIMITATION OF LIABILITY

         10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

         10.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument of the Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Trust Instrument of the Trust. The Trust is a series company with a single series and has entered into this Agreement on behalf of the Predecessor Fund and the Successor Fund.

         10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST:                                JANUS ADVISER SERIES
                                       For and on behalf of Mid Cap Value Fund

                                   By:
--------------------------             ------------------------------------
Name:                                  Name:
Secretary                              Title:

ATTEST:                                JANUS ADVISER SERIES
                                       For and on behalf of Strategic Value Fund

                                   By:
--------------------------             ------------------------------------
Name:                                  Name:
Secretary                              Title:

                              JANUS ADVISER SERIES

                               100 FILLMORE STREET
                           DENVER, COLORADO 80206-4928

                       STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH __, 2003

         This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the combined prospectus and proxy statement (the "Proxy Statement") dated March ___, 2003, describing the Agreement and Plan of Reorganization under which shareholders of the Strategic Value Fund will receive shares of the Mid Cap Value Fund (the "Reorganization").

         This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. A copy of the Proxy Statement may be obtained without charge by contacting Janus Capital Management LLC ("Janus Capital"), at 100 Fillmore Street, Denver, Colorado 80206-4928 or by telephoning Janus Capital toll-free at 1-800-525-3713. Attached to this SAI are the following documents, portions of which are incorporated herein by reference (which means that those portions are legally part of this SAI):

         1. The Statement of Additional Information of Janus Adviser Series, dated December 31, 2002; and

         2. The Annual Report of Janus Adviser Series for the year ended July 31, 2002.

                                TABLE OF CONTENTS

Additional Information about the Mid Cap Value Fund ...................  B-2

Financial Statements ..................................................  B-2

Pro Forma Financial Statements ........................................  B-2

                          ADDITIONAL INFORMATION ABOUT
                             THE MID CAP VALUE FUND

         Additional information regarding the Mid Cap Value Fund is included in the Statement of Additional Information, dated December 31, 2002, of Janus Adviser Series. That document accompanies this SAI, and the information in that document relating to the Mid Cap Value Fund is incorporated by reference herein.

                              FINANCIAL STATEMENTS

         Historical financial information regarding the Strategic Value Fund is included in the Annual Report of Janus Adviser Series, dated July 31, 2002. That document accompanies this SAI, and the portions of that document relating to the Strategic Value Fund are incorporated by reference herein. The Mid Cap Value Fund commenced operations on December 31, 2002, and therefore no historical financial information is provided.

                         PRO FORMA FINANCIAL STATEMENTS

         The unaudited pro forma combined financial statements included in this SAI are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on January 31, 2003. The unaudited schedule of investments, and the statement of assets and liabilities, reflect the combined financial position of the Strategic Value Fund and the Mid Cap Value Fund at January 31, 2003. The unaudited statement of operations reflects the combined results of operations of the Strategic Value Fund and the Mid Cap Value Fund for period ended January 31, 2003. The statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the date indicated above for both Funds under accounting principles generally accepted in the United States of America and the investment company industry. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Strategic Value Fund for pre-combination periods will not be restated.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                               Janus Adviser       Janus Adviser
                                              Strategic Value      Mid Cap Value
As of January 31, 2003                           Fund                Fund               Adjustment            Proforma
----------------------------------------   -----------------   -----------------    -----------------    -----------------
Assets:
  Investments at cost                      $       4,290,482   $         393,905                         $       4,684,387

  Investments at value                     $       3,768,620   $         375,620                         $       4,144,240
      Cash                                            70,275              94,339                                   164,614
      Receivables:
            Investments sold                          10,628                  --                                    10,628
            Portfolio shares sold                         --                  --                                        --
            Dividends                                    950                 153                                     1,103
            Interest                                     339                  --                                       339
            Due from Advisor                          13,068               7,146                                    20,214
       Other assets                                       15                  --                                        15
       Variation Margin                                                    1,570                                     1,570
Total Assets                                       3,863,896             478,828                                 4,342,724
Liablilities:
  Payables:
        Investments purchased                             --              17,233                                    17,233
        Portfolio shares repurchased                      --                  --                                        --
        Advisory fees                                  2,331                 284                                     2,616
        Accrued expenses                              18,283             (30,179)                                  (11,896)
Total Liablilities                                    20,614             (12,661)                                    7,953
Net Assets                                 $       3,843,281   $         491,489                         $       4,334,770
Net Assets - I Shares                      $       3,791,968   $         252,932                         $       4,044,900
   Shares Outstanding, $0.01 Par Value
     (unlimited shares authorized)                   610,259              26,494        (213,194) (A)              423,559
   Net Asset Value Per Share               $            6.21   $            9.55                         $            9.55
Net Assets - C Shares                      $          51,313   $         238,557                         $         289,870
   Shares Outstanding, $0.01 Par Value
      (unlimited shares authorized)                    8,191              25,000          (2,812) (A)               30,379
   Net Asset Value Per Share               $            6.26   $            9.54                         $            9.54


(A) Reflects new shares issued. (Calculation: Net Assets / NAV per share)

STATEMENT OF OPERATIONS (UNAUDITED)

                                                Janus Adviser      Janus Adviser
                                               Strategic Value     Mid Cap Value
                                                    Fund                Fund             Adjustment           Proforma
                                              ----------------    ----------------    ----------------    ----------------
Investment Income:
      Interest                                $          8,745    $            131                        $          8,876
      Dividends                                         40,166                 261                                  40,427
      Foreign tax withheld                                (782)                 --                                    (782)
Total Investment Income                                 48,129                 393                                  48,522
   Expenses:
      Advisory fees                                     29,839                 284                                  30,123
      Transfer agent expenses                            1,354                 263                                   1,617
      Registration fees                                 43,198               1,315           (500) (A)              44,013
      System fees                                       16,517               1,052         (1,052) (A)              16,518
      Custodian fees                                    18,661               2,630         (1,000) (A)              20,291
      Audit fees                                         9,627               1,052         (1,052) (A)               9,627
      Distribution fees                                 11,580                 272                                  11,852
     Administrative fees                                11,442                  55                                  11,497
      Other expenses                                    10,104               1,096           (500) (A)              10,700
Total Expenses                                         152,322               8,020         (4,104)                 156,238
Expense and Fee Offsets                                   (225)                 --             --                     (225)
Net Expenses                                           152,097               8,020         (4,104)                 156,013
Excess Expense Reimbursement                           (71,695)             (7,146)            --                  (78,841)
Net Expenses After Reimbursement                        80,402                 874         (4,104)                  77,173
Net investment Income/(Loss)                           (32,273)               (481)                                (28,651)
Net Realized and Unrealized Gain/(Loss)
    on Investments:                                         --
   Net realized gain/(loss) from securities
      transactions                                    (588,620)                280                                (588,340)
   Net realized gain/(loss) from foreign
      currency transactions                                 17                  --                                      17
   Change in net unrealized appreciation
      or depreciation of Investments                        --                  --                                      --
      and foreign currency                            (631,777)            (23,310)                               (655,087)
Net Realized and Unrealized Gain/(Loss)
      on Investments                                (1,220,380)            (23,030)                             (1,243,410)
Net Increase/Decrease in Net Assets
      Resulting from Operations               $     (1,252,653)   $        (23,511)                       $     (1,272,061)


(A) Reflects adjustment in expenses due to elimination of duplicative services.

SCHEDULE OF INVESTMENTS
For the period ended January 31, 2003

                                                                               SHARES

                                                      Janus Adviser Strategic  Janus Adviser Mid Cap
                                                            Value Fund              Value Fund            COMBINED
 COMMON STOCK                                  89.9%
 AEROSPACE AND DEFENSE - EQUIPMENT              0.5%
                                                                   487                 --                      487
 APPAREL MANUFACTURERS                          0.8%
                                                                 1,505                 --                    1,505
 APPLICATIONS SOFTWARE                            0%
                                                                    --                420                      420
 AUTOMOTIVE - CARS AND LIGHT TRUCKS             1.3%
                                                                10,000                 --                   10,000
 AUTOMOTIVE - TRUCK PARTS AND EQUIPMENT         3.2%
                                                                    --                240                      240
                                                                    --                 90                       90
                                                                 4,325                 --                    4,325

 B2B/E-COMMERCE                                 0.1%
                                                                    --                305                      305
 BROADCAST SERVICES AND PROGRAMMING             5.0%
                                                                28,491                 --                   28,491
 BUILDING - RESIDENTIAL AND COMMERCIAL          0.0%
                                                                    --                100                      100
 BUILDING AND CONSTRUCTION - MISCELLANEOUS      0.1%
                                                                    --                375                      375
 BUILDING PRODUCTS - CEMENT AND AGGREGATE       3.1%
                                                                 9,270                 --                    9,270
 CASINO HOTELS                                  1.9%
                                                                 5,985                 --                    5,985
 CHEMICALS - SPECIALTY                          1.0%
                                                                 1,875                 --                    1,875
 COMMERCIAL BANKS                               0.4%
                                                                    --                160                      160
                                                                    --                200                      200
                                                                    --                195                      195
                                                                    --                330                      330

 COMMERCIAL SERVICES                            0.4%
                                                                   674                 --                      674
 COMMERCIAL SERVICES - FINANCE                  0.5%
                                                                   630                 --                      630
 COMPUTER SERVICES                              3.3%
                                                                12,905                 --                   12,905
 COMPUTERS                                      2.6%
                                                                10,415                 --                   10,415
 COMPUTERS - MEMORY DEVICES                     0.1%
                                                                    --                500                      500
                                                                    --              1,070                    1,070

 COMPUTERS - PERIPHERAL EQUIPMENT               0.0%
                                                                    --                400                      400
 CONTAINERS - PAPER AND PLASTIC                 2.3%
                                                                 7,810                 --                    7,810
 DIAGNOSTIC EQUIPMENT                           0.0%
                                                                    --                245                      245
 DISTRIBUTION AND WHOLESALE                     0.1%
                                                                    --                245                      245
 DIVERSIFIED FINANCIAL SERVICES                 0.6%
                                                                 1,030                 --                    1,030



                                                                         MARKET VALUE

                                            Janus Adviser Strategic   Janus Adviser Mid Cap
                                                  Value Fund              Value Fund             COMBINED
Alliant Techsystems, Inc.*                           26,473                         --              26,473

Liz Claiborne, Inc.                                  43,224                         --              43,224

IONA Technologies (ADR)*                                 --                      1,176               1,176

Nissan Motor Company, Ltd.*                          76,121                         --              76,121

Autoliv, Inc.                                            --                      5,222               5,222
Magna International, Inc. - Class A                      --                      5,130               5,130
Lear Corp.*                                         174,298                         --             174,298
                                                                                                   184,650

webMethods, Inc.*                                        --                      3,398               3,398

Liberty Media Corp. - Class A*                      284,055                         --             284,055

Standard Pacific Corp.                                   --                      2,525               2,525

Dycom Industries, Inc.*                                  --                      4,819               4,819

Cemex S.A. de C.V.(ADR)                             174,276                         --             174,276

Station Casinos, Inc.*                              108,867                         --             108,867

Cytec Industries, Inc.*                              54,694                         --              54,694

Compass Bancshares, Inc.                                 --                      5,109               5,109
Greater Bay Bancorp                                      --                      3,418               3,418
Mercantile Bankshares Corp.                              --                      7,342               7,342
SouthTrust Corp.                                         --                      8,600               8,600
                                                                                                    24,468

Arbitron, Inc.*                                      21,777                         --              21,777

Moody's Corp.                                        26,384                         --              26,384

Ceridian Corp.*                                     185,058                         --             185,058

Apple Computer, Inc.*                               149,559                         --             149,559

Advanced Digital Information Corp.*                      --                      3,425               3,425
Silicon Storage Technology, Inc.*                        --                      3,028               3,028
                                                                                                     6,453

InFocus Corp.*                                           --                      2,428               2,428

Packaging Corporation of America*                   130,974                         --             130,974

Cytyc Corp.*                                             --                      2,842               2,842

Genuine Parts Co.                                        --                      7,228               7,228

Citigroup, Inc.                                      35,411                         --              35,411

                                                                           SHARES

                                                      Janus Adviser Strategic  Janus Adviser Mid Cap
                                                            Value Fund              Value Fund          COMBINED
 DIVERSIFIED OPERATIONS                         2.5%
                                                                     -                255                    255
                                                                     -                155                    155
                                                                   975                  -                    975
                                                                 5,845                  -                  5,845
                                                                     -                575                    575

 ELECTRONIC COMPONENTS - MISCELLANEOUS          0.1%
                                                                     -                300                    300
                                                                     -                225                    225

 ELECTRONIC COMPONENTS - SEMICONDUCTORS         0.1%
                                                                     -                800                    800
 ELECTRONIC DESIGN AUTOMATION                   2.1%
                                                                11,970                  -                 11,970
 ENGINEERING - RESEARCH AND DEVELOPMENT         0.1%
                                                                     -                180                    180
 ENTERPRISE SOFTWARE AND SERVICES               2.4%
                                                                     -                435                    435
                                                                 9,870                  -                  9,870

 FINANCE - COMMERCIAL                           0.1%
                                                                     -                150                    150
 FINANCE - CONSUMER LOANS                       1.4%
                                                                   760                  -                    760
 FINANCE - CREDIT CARD                          0.7%
                                                                 1,160                  -                  1,160
 FINANCE - INVESTMENT BANKERS/BROKERS           0.2%
                                                                     -                125                    125
                                                                     -                145                    145
                                                                     -                105                    105

 FINANCE - MORTGAGE LOAN BANKER                 2.9%
                                                                     -                 95                     95
                                                                 1,555                  -                  1,555
                                                                 1,140                  -                  1,140

 FOOD - WHOLESALE AND DISTRIBUTION              0.1%
                                                                     -                400                    400
 FOOTWEAR AND RELATED APPAREL                   0.1%
                                                                     -                330                    330

 HEALTH CARE COST CONTAINMENT                   0.1%
                                                                     -                185                    185

 HOME FURNISHINGS                               0.2%
                                                                     -                400                    400
                                                                     -                225                    225

 HOTELS AND MOTELS                              0.1%
                                                                     -                210                    210
 INSTRUMENTS - CONTROLS                         0.1%
                                                                     -                155                    155
 INTERNET TELEPHONY                               0%
                                                                     -              1,250                  1,250
 INVESTMENT MANAGEMENT AND ADVISORY SERVICES    0.1%
                                                                     -                255                    255
 LIFE AND HEALTH INSURANCE                      0.1%
                                                                     -                160                    160
 MACHINERY - CONSTRUCTION AND MINING            0.1%
                                                                     -                445                    445
 MACHINERY - GENERAL INDUSTRIAL                   0%
                                                                     -                100                    100



                                                                       MARKET VALUE

                                            Janus Adviser Strategic   Janus Adviser Mid Cap
                                                  Value Fund              Value Fund             COMBINED
Federal Signal Corp.                                       --                4,139                 4,139
Harsco Corp.                                                -                4,445                 4,445
SPX Corp.*                                             36,173                   --                36,173
Tyco International, Ltd.                               93,578                   --                93,578
Cendant Corp.*                                             --                6,371                 6,371
                                                                                                  44,706

Fairchild Semiconductor International,
  Inc. - Class A*                                          --                3,282                 3,282
Vishay Intertechnology, Inc.*                              --                2,324                 2,324
                                                                                                   5,606

Adaptec, Inc.*                                             --                4,736                 4,736

Cadence Design Systems, Inc.*                         118,742                   --               118,742

Fluor Corp.                                                --                5,353                 5,353

Informatica Corp.*                                         --                3,036                 3,036
Computer Associates International, Inc.               131,962                   --               131,962
                                                                                                 134,998

CIT Group, Inc.                                            --                2,985                 2,985

SLM Corp.                                              80,735                   --                80,735

American Express Co.                                   41,215                   --                41,215

Edwards (A.G.), Inc.                                       --                3,571                 3,571
Franklin Resources, Inc.                                   --                4,834                 4,834
Legg Mason, Inc.                                           --                5,254                 5,254
                                                                                                  13,660

Countrywide Financial Corp.                                --                5,240                 5,240
Freddie Mac                                            87,049                   --                87,049
Fannie Mae                                             73,758                   --                73,758
                                                                                                 166,047

Supervalu, Inc.                                            --                5,952                 5,952

Wolverine World Wide, Inc.                                 --                4,934                 4,934


McKesson Corp.                                             --                5,260                 5,260


Furniture Brands International, Inc.*                      --                8,572                 8,572
La-Z-Boy, Inc.                                             --                4,563                 4,563
                                                                                                  13,135

Fairmont Hotels & Resorts, Inc.
 (New York Shares)                                         --                4,635                 4,635

Mettler-Toledo International, Inc.*                        --                4,724                 4,724

Openwave Systems, Inc.*                                    --                1,538                 1,538

Waddell & Reed Financial, Inc. - Class A                   --                4,664                 4,664

Lincoln National Corp.                                     --                5,160                 5,160

Joy Global, Inc.*                                          --                4,935                 4,935

Manitowoc Company, Inc.                                    --                2,292                 2,292

                                                                           SHARES

                                                      Janus Adviser Strategic  Janus Adviser Mid Cap
                                                            Value Fund              Value Fund          COMBINED
 MACHINERY - PUMPS                              0.0%
                                                                    --                 55               55
 MEDICAL - HOSPITALS                            0.1%
                                                                    --                600              600
                                                                    --                150              150

 Medical - Nursing Home                         0.1%
                                                                    --                320              320
 MEDICAL INSTRUMENTS                            0.0%
                                                                    --                 75               75
 MEDICAL LABS AND TESTING SERVICES              0.1%
                                                                    --                110              110
 MULTI-LINE INSURANCE                           0.1%
                                                                    --                180              180
 MULTIMEDIA                                     0.7%
                                                                   220                 --              220
                                                                   625                 --              625

 Networking Products                            0.1%
                                                                    --                365              365
 NON-HAZARDOUS WASTE DISPOSAL                   1.4%
                                                                 7,525                 --            7,525
                                                                    --                350              350

 Oil - Field Services                           0.2%
                                                                    --                555              555
                                                                    --                200              200

 Oil and Gas Drilling                           0.0%
                                                                    --                 75               75
 OIL COMPANIES - EXPLORATION AND PRODUCTION     3.6%
                                                                 1,338                 --            1,338
                                                                    --                280              280
                                                                    --                110              110
                                                                    --                115              115
                                                                    --                 60               60
                                                                    --                 50               50
                                                                    --                 65               65
                                                                 4,425                350            4,775
                                                                    --                200              200
                                                                    --                200              200

 Oil Companies - Integrated                     0.1%
                                                                    --                300              300
 OIL REFINING AND MARKETING                     1.4%
                                                                 7,100                 --            7,100
 PAPER AND RELATED PRODUCTS                     0.7%
                                                                   750                110              860
                                                                    --                110              110

 Petrochemicals                                 0.3%
                                                                 1,600                 --            1,600
 PHARMACY SERVICES                              0.1%
                                                                    --                315              315
 PIPELINES                                      4.5%
                                                                 7,978                 --            7,978
 PRINTING - COMMERCIAL                          1.3%
                                                                 3,175                 --            3,175
 PROPERTY AND CASUALTY INSURANCE                0.0%
                                                                    44                 --               44
                                                                    91                 --               91

 Publishing - Newspapers                        0.4%

                                                                    MARKET VALUE

                                            Janus Adviser Strategic   Janus Adviser Mid Cap
                                                  Value Fund              Value Fund             COMBINED
Tecumseh Products Co. - Class A                            --                 2,343                  2,343

Province Healthcare Co.*                                   --                 3,960                  3,960
Tenet Healthcare Corp.*                                    --                 2,699                  2,699
                                                                                                     6,659

Manor Care, Inc.*                                          --                 6,150                  6,150

Beckman Coulter, Inc.                                      --                 2,416                  2,416

Laboratory Corporation of
  America Holdings*                                        --                 2,943                  2,943

Old Republic International Corp.                           --                 4,885                  4,885

McGraw-Hill Companies, Inc.                            13,028                    --                 13,028
Viacom, Inc. - Class B*                                24,094                    --                 24,094
                                                                                                    37,122

Polycom, Inc.*                                             --                 4,117                  4,117

Allied Waste Industries, Inc.*                         73,595                    --                 73,595
Republic Services, Inc.*                                   --                 7,168                  7,168
                                                                                                    80,763

Key Energy Services, Inc.*                                 --                 5,139                  5,139
Tidewater Inc.                                             --                 5,820                  5,820
                                                                                                    10,959

Precision Drilling Corp.*                                  --                 2,556                  2,556

Apache Corp.                                           83,505                    --                 83,505
Cimarex Energy Co.*                                        --                 5,230                  5,230
Devon Energy Corp.                                         --                 4,983                  4,983
Kerr-McGee Corp.                                           --                 4,804                  4,804
Murphy Oil Corp.                                           --                 2,532                  2,532
Newfield Exploration Co.*                                  --                 1,654                  1,654
Noble Energy, Inc.                                         --                 2,321                  2,321
Ocean Energy, Inc.                                     82,880                 6,556                 89,436
Stone Energy Corp.*                                        --                 6,802                  6,802
Tom Brown, Inc.*                                           --                 4,996                  4,996
                                                                                                   206,261

Marathon Oil Corp.                                         --                 6,270                  6,270

SK Corp.*                                              78,381                    --                 78,381

Rayonier, Inc.                                         31,785                 4,662                 36,447
Temple-Inland, Inc.                                        --                 4,754                  4,754
                                                                                                    41,201

Reliance Industries, Ltd. (GDR)                        18,480                    --                 18,480

Omnicare, Inc.                                             --                 8,136                  8,136

Kinder Morgan Management LLC*                         254,897                    --                254,897

Valassis Communications, Inc.*                         73,851                    --                 73,851

Travelers Property Casualty Corp. - Class A*              713                    --                    713
Travelers Property Casualty Corp. - Class B*            1,480                    --                  1,480
                                                                                                     2,193

                                                                           SHARES

                                                      Janus Adviser Strategic  Janus Adviser Mid Cap
                                                            Value Fund              Value Fund          COMBINED
                                                                   410                 --              410
 PUBLISHING - PERIODICALS                       0.1%
                                                                    --                350              350
 RECREATIONAL CENTERS                           0.3%
                                                                 1,930                 --            1,930
 REINSURANCE                                    3.3%
                                                                    80                 --               80
                                                                    --                 90               90
                                                                    --                160              160

 REITS - Apartments                             0.1%
                                                                    --                145              145
 RETAIL - APPAREL AND SHOE                      0.2%
                                                                    --                170              170
                                                                    --                475              475
                                                                    --                180              180

 Retail - Drug Store                            0.0%
                                                                    --                125              125
 RETAIL - REGIONAL DEPARTMENT STORES            0.1%
                                                                    --                175              175
 RETAIL - RESTAURANTS                           0.1%
                                                                    --                185              185
 RETAIL - TOY STORE                             1.2%
                                                                 7,130                500            7,630
 RETAIL - VIDEO RENTAL                          0.5%
                                                                 2,305                 --            2,305
 SATELLITE TELECOMMUNCATIONS                    1.8%
                                                                 3,850                 --            3,850
 SAVINGS/LOANS/THRIFTS                          0.1%
                                                                    --                185              185
 SEMICONDUCTOR EQUIPMENT                          0%
                                                                    --                300              300

 STEEL - PRODUCERS                              0.1%
                                                                    --                120              120
 SUPER-REGIONAL BANKS                           0.1%
                                                                    --                120              120
 TELEPHONE - INTEGRATED                         0.0%
                                                                    --                 55               55
 TOBACCO                                        0.7%
                                                                 2,891                 --            2,891
 TOYS                                           1.9%
                                                                 5,495                 --            5,495
 TRANSPORTATION - AIR FREIGHT                   0.1%
                                                                    --                250              250
                                                                    --                150              150
 TRANSPORTATION - MARINE                        1.4%
                                                                18,050                 --           18,050
                                                                    --                125              125

 Wireless Equipment                             0.0%
                                                                    --              1,000            1,000

                                                           -----------                         -----------
 Total Common Stocks (cost                                 $ 3,998,406          $ 393,905      $ 4,392,311
                                                           -----------                         -----------

 CORPORATE BONDS                                1.7%

 Tobacco                                        1.3%
                                                               105,000                 --          105,000

                                                           -----------                         -----------
 Total Corporate Bonds (cost                               $   105,000          $      --      $   105,000
                                                           -----------                         -----------
 PREFERRED STOCK                                1.7%

 Automotive - Cars and Light Trucks             1.3%
                                                                 3,200                 --            3,200


                                                                    MARKET VALUE

                                            Janus Adviser Strategic   Janus Adviser Mid Cap
                                                  Value Fund              Value Fund                COMBINED
 New York Times Co. - Class A                        20,024                        --                  20,024

 Reader's Digest Association, Inc.                       --                     4,508                   4,508

 Bally Total Fitness Holding Corp.*                  16,096                        --                  16,096

 Berkshire Hathaway, Inc. - Class B*                177,920                        --                 177,920
 Everest Re Group, Ltd.                                  --                     4,542                   4,542
 IPC Holdings, Ltd.*                                     --                     4,638                   4,638
                                                                                                      187,101

 Home Properties of New York, Inc.                       --                     4,740                   4,740

 AnnTaylor Stores Corp.*                                 --                     3,164                   3,164
 Foot Locker, Inc.                                       --                     4,798                   4,798
 Talbots, Inc.                                           --                     4,678                   4,678
                                                                                                       12,639

 CVS Corp.                                               --                     2,828                   2,828

 Federated Department Stores, Inc.*                      --                     4,554                   4,554

 Wendy's International, Inc.                             --                     5,023                   5,023

 Toys "R" Us, Inc.*                                  64,455                     4,520                  68,975

 Blockbuster, Inc. - Class A                         30,057                        --                  30,057

 EchoStar Communications Corp.*                      99,908                        --                  99,908

 Astoria Financial Corp.                                 --                     4,801                   4,801

 Asyst Technologies, Inc.*                               --                     2,070                   2,070


 Nucor Corp.                                             --                     4,789                   4,789

 PNC Bank Corp.                                          --                     5,285                   5,285

 Telephone and Data Systems, Inc.                        --                     2,360                   2,360

 Vector Group, Ltd.                                  37,323                        --                  37,323

 Mattel, Inc.                                       109,900                        --                 109,900

 Airborne, Inc.                                          --                     3,848                   3,848
 CNF, Inc.                                               --                     4,518                   4,518

 Grupo TMM S.A.(ADR) - Class A*                      75,810                        --                  75,810
 Teekay Shipping Corp. - New York Shares                 --                     4,876                   4,876
                                                                                                       80,686

 Stratex Networks, Inc.*                                 --                     2,699                   2,699

                                                -----------                 ---------             -----------
)                                               $ 3,522,564                 $ 375,620             $ 5,257,491
                                                -----------                 ---------             -----------



 Vector Group, Ltd., 6.25%                           72,056                        --                  72,056
 convertible subordinated notes,
  due 7/15/08**
                                                -----------                 ---------             -----------
)                                               $    72,056                 $      --             $    72,056
                                                -----------                 ---------             -----------



 General Motors Corp. - Series B,
   convertible, 5.25%                                74,000                        --                  74,000

                                                                           SHARES

                                                      Janus Adviser Strategic  Janus Adviser Mid Cap
                                                            Value Fund              Value Fund          COMBINED
 Total Preferred Stock (cost                                 $   87,075             $        --         $    87,075
                                                             ----------             -----------         -----------
 REPURCHASE AGREEMENTS                          1.8%
                                                                100,000                      --             100,000
                                                             ----------             -----------         -----------
 Total Repurchase Agreements (cost                           $  100,000             $        --         $   100,000
                                                             ----------             -----------         -----------
 Total Investments (total cost                               $4,290,481             $   393,905         $ 4,684,386
                                                             ----------             -----------         -----------
 Cash, Receivables and Other
    Assets, net of Liabilities

 Net Assets


                                                                    MARKET VALUE

                                            Janus Adviser Strategic   Janus Adviser Mid Cap
                                                  Value Fund                 Value Fund            COMBINED
)                                                $     74,000               $      --             $    74,000
                                                 ------------               ---------             -----------

ABN Amro Bank, 1.32%, 2/3/2003                     100,000.00                       0                 100,000
                                                 ------------               ---------             -----------
)                                                $    100,000               $      --             $   100,000
                                                 ------------               ---------             -----------
96.7%                                               3,768,620               $ 375,620             $ 5,503,547
                                                 ------------               ---------             -----------
3.3%                                             $     74,661               $ 115,869             $   190,530
                                                 ------------               ---------             -----------
100%                                             $  3,843,281               $ 491,489             $ 5,694,078
                                                 ------------               ---------             -----------

Summary of Investments by Country, January 31, 2003

                                                       Market Value                             % of investment Securities
                         JANUS ADVISER STRATEGIC   JANUS ADVISER MIDCAP
COUNTRY                        VALUE FUND               VALUE FUND               COMBINED                  COMBINED
-------------             --------------------     --------------------     --------------------      --------------------
Bahamas                   $             93,578     $              4,876     $             98,454                       2.5%
Bermuda                                     --                    9,181                    9,181                       0.2%
Canada                                      --                   12,321                   12,321                       0.3%
India                                   18,480                       --                   18,480                       0.5%
Ireland                                     --                    1,176                    1,176                       0.0%
Japan                                   76,121                       --                   76,121                       1.9%
Mexico                                 250,086                       --                  250,086                       6.3%
South Korea                             78,381                       --                   78,381                       2.0%
Sweden                                      --                    5,222                    5,222                       0.1%
United States                        3,079,918                  342,844                3,422,762                      86.2%*
                          ====================     ====================     ====================      ====================
                          $          3,596,564     $            375,620     $          3,972,184                     100.0%

* Includes Short-Term Securities ( 83.7% excluding Short-Term Securities)

JANUS ADVISER MID CAP VALUE FUND

Financial Futures - Short
2 Contracts       S&P MidCap 400 Index
                                expires March 2003, principal
                                amount $88,380, value $83,370
                                cumulative appreciation.....................................$5,010

"Introductory Note"

The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at January 31, 2003. The unaudited pro forma schedule of investments, and statement of assets and liabilities reflect the combined financial position of the Adviser Strategic Value Fund and the Adviser Mid Cap Value Fund at January 31, 2003. The unaudited pro forma statement of operations reflects the combined results of operations of the Adviser Strategic Value Fund and the Adviser Mid Cap Value Fund for the year ended January 31, 2003. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for both the Adviser Strategic Value and Adviser Mid Cap Value Funds under accounting principles generally accepted in the United States of America in the investment company industry. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Adviser Strategic Value Fund for pre-combination periods will not be restated.


Notes to Pro Forma Financial Statements

ADR               American Depository Receipt

* Non-income producing security

**Securities are exempt from the registration requirements of the Securities Act of 1933 or other provisions and may be deemed to be restricted for resale.

The Trustees approved a reorganization transaction on January 31, 2003, in which Adviser Strategic Value Fund will transfer its assets to Adviser Mid Cap Value Fund. The transaction is expected to be effective on or about May 30, 2003.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principle markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

NOTE 3 - CAPITAL SHARES:

     The unaudited pro forma net asset value per share assumes additional shares of the Adviser Mid Cap Value Fund issued in connection with the proposed acquisition of the Adviser Strategic Value Fund as of January 31, 2003. The number of additional shares issued was calculated by dividing the value of the assets, net of liabilities, of the Adviser Strategic Value Fund by the net asset value of the Adviser Mid Cap Value Fund Share.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on January 31, 2003. The fee structures of both funds were materially consistent with one another; therefore the estimated reductions were due to the elimination of duplicate expenses.

NOTE 5 - MERGER COSTS:

     Janus Capital Management LLC ("Janus Capital), the investment adviser to the Funds, will bear all costs in connection with this reorganization.

NOTE 6 - FEDERAL INCOME TAXES:

     It is the policy of the Funds, to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The surviving Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset the Strategic Value Fund's capital gains in any given year, may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                                      December 31, 2002

                              JANUS ADVISER SERIES
                        JANUS ADVISER MID CAP VALUE FUND
                                 CLASS I SHARES
                                 CLASS C SHARES

                                   Prospectus

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[JANUS LOGO]

                         This Prospectus describes the Mid Cap Value Fund (the "Fund") a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment advisor to the Fund. The Fund is subadvised by Perkins, Wolf, McDonnell and Company ("Perkins"). The Fund in this Prospectus currently offers two classes of shares, Class I Shares and Class C Shares (together, the "Shares"). Class I Shares and Class C Shares are available in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain financial intermediaries may offer only one class of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                RISK/RETURN SUMMARY
                   Janus Adviser Mid Cap Value Fund..............    2
                   Fees and expenses.............................    5
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Janus Adviser Mid Cap Value Fund..............    8
                   General portfolio policies....................    9
                   Risks.........................................   12
                MANAGEMENT OF THE FUND
                   Investment adviser............................   16
                   Management expenses...........................   16
                   Subadviser....................................   17
                   Perkins Portfolio Managers....................   18
                OTHER INFORMATION................................   19
                DISTRIBUTIONS AND TAXES
                   Distributions.................................   22
                   Taxes.........................................   23
                SHAREHOLDER'S GUIDE
                   Pricing of fund shares........................   25
                   Choosing a share class........................   26
                   Purchases.....................................   26
                   Exchanges.....................................   28
                   Redemptions...................................   29
                   Excessive trading.............................   30
                   Shareholder communications....................   31
                FINANCIAL HIGHLIGHTS.............................   32
                GLOSSARY OF INVESTMENT TERMS
                   Equity and debt securities....................   33
                   Futures, options and other derivatives........   37
                   Other investments, strategies and/or
                   techniques....................................   38


                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

MID CAP VALUE FUND

               The Mid Cap Value Fund is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

1. WHAT IS THE INVESTMENT OBJECTIVE OF THE FUND?

--------------------------------------------------------------------------------
               MID CAP VALUE FUND - SUBADVISED BY PERKINS

               - MID CAP VALUE FUND seeks capital appreciation.

               The Fund's objectives and principal investment policies are non-fundamental policies, which means the Fund's Trustees may change these objectives or the Fund's principal investment policies without a shareholder vote. The Fund will notify you at least 60 days before making any changes to its objectives or principal investment policies. If there is a material change to the Fund's objective or principal investment policies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUND?

               Within the parameters of its specific investment policies discussed below, the Fund may invest without limit in foreign equity and debt securities.

               Within the parameters of its specific investment policies discussed below, the Fund will limit its investment in high-yield/high-risk bonds to less than 20% of its net assets.

               MID CAP VALUE FUND - SUBADVISED BY PERKINS
               MID CAP VALUE FUND invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its

 2 Janus Adviser Series
               assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

               Mid Cap Value Fund focuses on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Mid Cap Value Fund's portfolio manager generally looks for companies with:

               - A low price relative to their assets, earnings, cash flow or business franchise

               - Products and services that give them a competitive advantage

               - Quality balance sheets and strong management.

               For purposes of the Fund's 80% policies, net assets will take into account borrowings for investment purposes.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE MID CAP VALUE FUND?

               The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.

               The value of the Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of MID CAP VALUE FUND, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of the Fund's portfolio could also decrease if the stock market goes down. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may get back less money.

                                                          Risk/return summary  3

               MID CAP VALUE FUND'S share price may fluctuate more than that of funds primarily invested in large companies. Mid-sized companies may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. The Fund's investments are often focused in a small number of business sectors, which may pose greater market and liquidity risks.

               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Since the Fund described in this Prospectus did not commence operations until December 31, 2002, performance information is not included for the Fund. The performance of the Fund will be compared to the following benchmark:

               - Mid Cap Value Fund - Russell Midcap Value Index

 4 Janus Adviser Series

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Fund's Class I Shares are no-load investments, so you will generally not pay any shareholder fees when you buy or sell the Fund's Class I Shares.

               This table describes the shareholder fees that you may pay if you buy and hold Shares of the Fund.

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              Class I   Class C
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price).............................  None      1.00%(2)
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or redemption
  proceeds).................................................  None      1.00%(3)
Maximum sales charge (load) imposed on reinvested dividends
  and other distributions...................................  None      None
Redemption fees.............................................  None      None
Exchange fees...............................................  None      None

--------------------------------------------------------------------------------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and sales of shares.
 (2) Sales charges are waived for certain investors.
 (3) A contingent deferred sales charge of 1% applies on Class C Shares redeemed within 18 months of purchase.
--------------------------------------------------------------------------------

                                                          Risk/return summary  5

               ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example below shows, these costs are borne indirectly by all shareholders.

CLASS I SHARES

               This table describes the annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. It is based on gross expenses (without the effect of expense offset arrangements).

                                                                    Distribution
                                                       Management     (12b-1)         Other        Total Annual Fund
                                                          Fee         Fees(1)      Expenses(2)    Operating Expenses
  Mid Cap Value Fund - Class I                            .65%          .25%          .59%               1.49%

 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (2) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.
 EXAMPLE:
 This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 Year    3 Years
                                                                -----------------
  Mid Cap Value Fund - Class I                                   $152      $471

 6 Janus Adviser Series

CLASS C SHARES

               This table describes the annual fund operating expenses you may pay if you buy and hold Class C Shares of the Fund. The information shown is based upon the estimated annualized gross expenses Class C Shares expect to incur in their initial fiscal year. All expenses are shown without the effect of expense offset arrangements.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
                                                     Management      12b-1          Other        Total Annual Fund
                                                        Fee         Fees(1)      Expenses(2)    Operating Expenses
  Mid Cap Value Fund - Class C                          .65%         1.00%          .34%               1.99%

 (1) Because the 12b-1 fee is charged as an annual, ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.
 (2) Since the Fund had not commenced operations as of July 31, 2002, "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

 EXAMPLES:
 These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class C Shares of the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge.

 The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                                                1 Year(1)   3 Years(2)
  IF CLASS C SHARES ARE REDEEMED:                               ----------------------
  Mid Cap Value Fund - Class C                                    $402         $624

                                                                1 Year(2)   3 Years(2)
  IF CLASS C SHARES ARE NOT REDEEMED:                           ----------------------
  Mid Cap Value Fund - Class C                                    $302         $624

 (1) Includes the initial sales charge and contingent deferred sales charge.
 (2) Includes the initial sales charge. Contingent deferred sales charge not applicable.

                                                          Risk/return summary  7

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

THE FUND

               This section takes a closer look at the investment objectives of the Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

               Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

MID CAP VALUE FUND - SUBADVISED BY PERKINS

               MID CAP VALUE FUND
               Mid Cap Value Fund seeks capital appreciation. It invests primarily in common stocks selected for their capital appreciation potential. In pursuing that goal, the Fund primarily invests in the common stocks of mid-sized companies whose stock prices are believed to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12-month average of the capitalization range of the Russell Midcap Index. This average is updated monthly.

The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

               Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or are temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for

 8 Janus Adviser Series
               companies with products and services that give them a competitive advantage.

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and the Fund may at times have significant foreign exposure.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for the Fund offered by this Prospectus.

GENERAL PORTFOLIO POLICIES

               The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               For the Mid Cap Value Fund, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may

              Investment objective, principal investment strategies and risks  9 increase. In other words, the Fund does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio managers have committed available assets to desirable investment opportunities. However, the portfolio managers may also temporarily increase the Fund's cash position to, for example, protect its assets, maintain liquidity or meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows.

               When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

               OTHER TYPES OF INVESTMENTS
               The Fund invests primarily in domestic equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser degree, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These securities (which are described in the Glossary) may include:

               - debt securities

               - indexed/structured securities

               - high-yield/high-risk bonds (less than 20% of the Fund's assets)

               - options, futures, forwards, swaps and other types of
                 derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return

               - short sales (no more than 8% of the Fund's assets may be invested in "naked" short sales)

               - securities purchased on a when-issued, delayed delivery or forward commitment basis

 10 Janus Adviser Series

               ILLIQUID INVESTMENTS
               The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign equity and debt securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

               SPECIAL SITUATIONS
               The Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Fund generally intends to purchase securities for long-term investment, although, to the extent permitted by its specific

             Investment objective, principal investment strategies and risks  11 investment policies, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments and the investment style of the portfolio manager. Changes are made in the Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

RISKS

               Because Janus Adviser Mid Cap Value Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease. The Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade bonds, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

 12 Janus Adviser Series

The following questions and answers are designed to help you better understand some of the risks of investing in Janus Adviser Mid Cap Value Fund.

1. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

               Many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

2. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Mid Cap Value Fund may suffer. In general, each portfolio manager believes this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends and/or assets.

3. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               Within the parameters of its specific investment policies, the Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic

             Investment objective, principal investment strategies and risks  13 securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

               - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 14 Janus Adviser Series

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

               Please refer to the SAI for a description of bond rating categories.

5. HOW DOES THE FUND TRY TO REDUCE RISK?

               The Fund may use futures, options, swaps and other derivative instruments individually or in combination to "hedge" or protect its portfolios from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgment proves incorrect.

             Investment objective, principal investment strategies and risks  15

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Fund and is responsible for the day-to-day management of its investment portfolio and other business affairs of the Fund.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Fund, and may be reimbursed by the Fund for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Fund and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund. These fees may be in addition to any 12b-1 fees or other fees paid from Fund assets to these financial intermediaries.

MANAGEMENT EXPENSES

               The Fund pays Janus Capital a management fee which is calculated daily and paid monthly. The Fund's advisory agreement spells out the management fee and other expenses that the Fund must pay. Mid Cap Value Fund pays Perkins a subadvisory fee directly.

 16 Janus Adviser Series

               The Fund incurs expenses not assumed by Janus Capital, including the administrative services fee for Class I Shares, distribution fee (12b-1 fee) for Class I Shares, distribution and shareholder servicing fee (12b-1 fee) for Class C Shares, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. The Fund is subject to the following management fee schedule (expressed as an annual rate).

                                     Average Daily
                                       Net Assets        Annual Rate        Expense Limit
Fund                                    of Fund         Percentage (%)    Percentage (%)(1)
-------------------------------------------------------------------------------------------
   Mid Cap Value Fund               All Asset Levels         .65%               1.25%
-------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution fee and administrative services fee applicable to Class I Shares, the distribution and shareholder servicing fee applicable to Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of its advisory agreements.

SUBADVISER

               PERKINS, WOLF, MCDONNELL AND COMPANY ("Perkins") serves as subadviser to Mid Cap Value Fund. Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, IL 60604, has been in the investment management business since 1984 and provides day-to-day management of the portfolio operations as subadviser of Mid Cap Value Fund, as well as other mutual funds and separate accounts.

                                                      Management of the Fund  17

PERKINS PORTFOLIO MANAGERS

JEFF KAUTZ
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. He has been a portfolio manager for Berger Mid Cap Value Fund since February 2002. Mr. Kautz has earned the right to use the Chartered Financial
                   Analyst designation.

ROBERT H. PERKINS
--------------------------------------------------------------------------------
                   is Co-Manager of Janus Adviser Mid Cap Value Fund, which he has managed since its inception. Robert Perkins has been a portfolio manager since 1970 and serves as President and a director of Perkins. He has been a portfolio manager for Berger Mid Cap Value Fund and Berger Small Cap Value Fund since 1998 and 1985, respectively.

THOMAS M. PERKINS
--------------------------------------------------------------------------------
                   has been the lead Co-Manager of Janus Adviser Mid Cap
                   Value Fund since its inception. Thomas Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. He has been a portfolio manager for Berger Mid Cap Value Fund since its inception in 1998. Previously, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital from 1984 to June 1998. As lead Co-Manager, Thomas Perkins is responsible for the daily decisions of Mid Cap Value
                   Fund's security selection.

 18 Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------

               CLASSES OF SHARES

               The Fund currently offers two classes of shares, Class I Shares and Class C Shares. The Shares are available only in connection with investments through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Not all financial intermediaries offer both classes. IF YOUR FINANCIAL INTERMEDIARY OFFERS BOTH CLASS I SHARES AND CLASS C SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS I SHARES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes, please refer to "Choosing a Share Class" in the Shareholder's Guide of this Prospectus.

               ADMINISTRATIVE SERVICES FEE - CLASS I SHARES

               Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers who invest in Class I Shares.

               DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class I Plan"), Class I Shares of the Fund may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust

                                                           Other information  19
               is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution services performed by such entities for investors in Class I Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               CLASS C SHARES
               Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act (the "Class C Plan"), Class C Shares may pay Janus Distributors, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis,

 20 Janus Adviser Series
               they will increase the cost of your investment and may cost you more than paying other types of sales charges.

               DISTRIBUTION OF THE FUND

               The Fund is distributed by Janus Distributors, which is a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.

                                                           Other information  21

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute net income and any net capital gains realized on its investments at least annually. The Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions. Distributions are made at the class level, so they may vary from class to class within the Fund.

               DISTRIBUTION SCHEDULE

               Dividends and capital gains are normally declared and distributed in December.

               HOW DISTRIBUTIONS AFFECT NAV

               Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of the Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought

 22 Janus Adviser Series
               shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

               For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

               As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of the fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Fund. You should consult your own tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of the Fund's

                                                     Distributions and taxes  23
               income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.

               Income dividends or capital gains distributions made by the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

               TAXATION OF THE FUND

               Dividends, interest and some gains received by the Fund on foreign securities may be subject to tax withholding or other foreign taxes. The Fund may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

               The Fund does not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be taxed twice.

 24 Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------

               INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUND DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. THE FUND MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES AND NOT ALL FINANCIAL INTERMEDIARIES OFFER BOTH CLASSES OF SHARES. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.

PRICING OF FUND SHARES

               Investments in Class I Shares will be processed at the NAV next calculated after an order is received and accepted by the Fund or its agent. The price you pay for Class C Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives and accepts your order plus an initial sales charge of 1.00% (1.01% of the amount invested). The initial sales charge may be waived under certain circumstances, as described in "Purchases - Sales Charge Waivers" below. Your financial intermediary may charge you a separate or additional fee for purchases of Shares.

               In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Fund are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

               Because foreign securities markets may operate on days that are not business days in the United States, the value of the Fund's holdings may change on days when you will not be able to purchase or redeem the Fund's Shares.

                                                         Shareholder's guide  25

CHOOSING A SHARE CLASS

               The Fund has two classes of shares, Class I Shares and Class C Shares. Each class represents an interest in the same portfolio of investments. When choosing a share class, you should consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below:

                Class I Shares
                Initial sales charge             None
                Deferred sales charge (CDSC)     None
                Minimum initial investment       None
                Minimum aggregate account        $100,000(1)
                  balance

               (1) Per Fund per financial intermediary, unless waived.

                Class C Shares
                Initial sales charge             1.00%(1)
                Deferred sales charge (CDSC)     1.00% if redeemed within
                                                 18 months of purchase(1)
                Minimum initial investment       $2,500
                Minimum aggregate account        None
                  balance

               (1) May be waived under certain circumstances.

PURCHASES

               Purchases of Shares may be made only through institutional channels such as retirement plans and financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf.

               MINIMUM INVESTMENT REQUIREMENTS
               Financial intermediaries must maintain a $100,000 minimum aggregate account balance in Class I Shares of the Fund, except for defined contribution plans and broker wrap accounts. The minimum initial investment in Class C Shares of the Fund is $2,500.

 26 Janus Adviser Series

               CLASS C SHARES
               A 1.00% sales charge will apply to your purchase of Class C Shares of the Fund unless the Sales Charge Waiver described below applies. The Fund receives the entire net asset value of all its shares sold. Janus Distributors, the Fund's principal underwriter, retains the sales charge, which it then in turn re-allows to your financial intermediary. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary receives 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

               SALES CHARGE WAIVERS
               The 1.00% initial sales charge for purchases of Class C Shares will be waived on purchases of Class C Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge. In such cases, although the sales charge is waived, Janus Distributors will still compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased (unless your financial intermediary is receiving 12b-1 fees prior to the 13th month after the initial investment of qualified plan assets in Class C Shares). You should determine if your financial intermediary has agreed to waive the 1.00% initial sales charge for Class C Shares before you purchase Class C Shares.

               The Fund is not intended for excessive trading or market timing. Excessive trading of Shares disrupts portfolio management and drives Fund expenses higher. The Fund reserves the right to reject any specific purchase order, including exchange purchases, for any

                                                         Shareholder's guide  27
               reason. For example, purchase orders may be refused if the Fund would be unable to invest the money effectively in accordance with its investment policies or would otherwise be adversely affected due to the size of the transaction, frequency of trading or other factors. The Fund may also suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on market timing, see "Excessive Trading" below.

               Although there is no present intention to do so, the Fund may discontinue sales of either class of Shares if management and the Trustees believe that continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund's Shares are discontinued, it is expected that existing plan participants and other shareholders invested in the Fund would be permitted to continue to authorize investments in the Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

EXCHANGES

               Contact your financial intermediary or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).

               - You may exchange Shares of the Fund only for Shares of the same class of another Fund in Janus Adviser Series offered through your financial intermediary or qualified plan.

               - You must meet the minimum investment amount for each Fund.

               - The exchange privilege is not intended as a vehicle for short-
                 term or excessive trading. The Fund does not permit frequent trading or market timing. Excessive exchanges of Shares disrupt portfolio management and drive Fund expenses higher. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

 28 Janus Adviser Series

               CLASS C SHARES

               WAIVER OF ADDITIONAL SALES CHARGES
               Class C Shares received through an exchange of Class C Shares of another Fund will not be subject to an initial sales charge or the contingent deferred sales charge ("CDSC") at the time of the exchange. The 1.00% CDSC applicable to redemptions within 18 months of purchase will continue to be measured on the Class C Shares received by exchange from the date of your original purchase. For more information about the CDSC, please see "Redemptions" below.

REDEMPTIONS

               Redemptions, like purchases, may be effected only through retirement plans and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details.

               Shares of the Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds, less the CDSC for Class C Shares if applicable, will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

               The 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless any of the following waivers apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

               CDSC WAIVERS
               The CDSC may be waived:

               - Upon the death or disability of the shareholder or plan
                 participant;

                                                         Shareholder's guide  29

               - For retirement plans held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for retirement plans;

               - Upon the redemption of Class C Shares acquired through
                 reinvestment of Fund dividends or distributions;

               - If the distribution represents the increase in NAV above the total amount of payments for Class C Shares during the past 18 months; or

               - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

               To keep the CDSC as low as possible, we will sell amounts representing Class C Shares in the following order:

               - Amounts representing Class C Shares you purchased with
                 reinvested dividends and distributions.

               - Amounts representing Class C Shares that represent the increase in NAV above the total amount of payments for Class C Shares during the past 18 months.

               - Amounts representing the cost of Class C Shares held beyond 18 months.

               Since Class C Shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you avoid, or at least minimize, the CDSC. Having sold the exempt shares first, if there are any remaining Class C Shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of Class C Shares held for the longest period of time.

EXCESSIVE TRADING

               Frequent trading into and out of the Fund can disrupt portfolio investment strategies and increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. The Fund is not intended for market timing or excessive trading. The Fund and its agent reserve the right to reject any

 30 Janus Adviser Series
               purchase request (including exchange purchases if permitted by your financial intermediary) by any investor or group of investors indefinitely if they believe that any combination of trading activity in the account(s) is attributable to market timing or is otherwise excessive or potentially disruptive to the Fund. The Fund may refuse purchase orders (including exchange purchases) for any reason without prior notice, particularly orders that the Fund believes are made on behalf of market timers.

               The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Transactions accepted by your financial intermediary in violation of our excessive trading policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by your intermediary.

SHAREHOLDER COMMUNICATIONS

               Shareholders will receive annual and semiannual reports including the financial statements of the Fund that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by the Fund and the market values thereof, as well as other information about the Fund and its operations. The Trust's fiscal year ends July 31.

                                                         Shareholder's guide  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

No financial highlights are presented for the Fund because it did not commence operations until December 31, 2002.

 32 Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities, investment strategies and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objectives and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by

                                                Glossary of investment terms  33
               domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

               EXCHANGE TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates.

 34 Janus Adviser Series

               In that case, the Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that the Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

               STANDBY COMMITMENTS are obligations purchased by the Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.

               STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments

                                                Glossary of investment terms  35
               begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

               STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

 36 Janus Adviser Series

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

                                                Glossary of investment terms  37

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

               INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund may purchase and write put and call options on securities, securities indices and foreign currencies. The Fund may purchase or write such options individually or in combination.

III. OTHER INVESTMENTS, STRATEGIES AND/OR TECHNIQUES

               REPURCHASE AGREEMENTS involve the purchase of a security by the Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that

 38 Janus Adviser Series
               the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               SHORT SALES in which the Fund may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Fund owns, or a security equivalent in kind or amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Fund borrows and does not own. The Fund may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For "naked" short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale and if the price declines during this period, the Fund will realize a short-term capital gain. Although the Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Fund does not earn interest on such securities

                                                Glossary of investment terms  39
               until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

 40 Janus Adviser Series

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

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                   You can request other information, including a
                   Statement of Additional Information, Annual
                   Report or Semiannual Report (as they become available), free of charge, by contacting your plan sponsor, broker or financial institution. In the Fund's Annual and Semiannual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Fund.

                   The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's Web site at http://www.sec.gov.

                      [JANUS LOGO]

                               www.janus.com

                               100 Fillmore Street
                               Denver, CO 80206-4928
                               1-800-525-0020

                    Investment Company Act File No. 811-9885

                              JANUS ADVISER SERIES
                        Janus Adviser Mid Cap Value Fund

                       Supplement Dated December 31, 2002
                     to Prospectus Dated December 31, 2002

The following information shall be added to the Subadvisers section of the
Prospectus:

"Janus Capital has agreed to take a 30% ownership stake in Perkins, a transaction that is expected to close in March, 2003."

               December 31, 2002



               Janus Adviser Growth Fund
               Janus Adviser Aggressive Growth Fund
               Janus Adviser Capital Appreciation Fund
               Janus Adviser Core Equity Fund
               Janus Adviser Balanced Fund
               Janus Adviser Growth and Income Fund
               Janus Adviser Strategic Value Fund
               Janus Adviser International Fund
               Janus Adviser Worldwide Fund



               Janus Adviser International Value Fund
               (Formerly, Janus Adviser Global
               Value Fund)

               Janus Adviser Risk-Managed Large Cap
               Growth Fund
               Janus Adviser Risk-Managed Large Cap
               Core Fund

               Janus Adviser Mid Cap Value Fund
               Janus Adviser Flexible Income Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES
                                 CLASS C SHARES

                      Statement of Additional Information
     This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for Class I Shares and Class C Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust (now called a Delaware statutory trust). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment manager of each Fund. In addition, a subadviser is responsible for the day to day operations of certain Funds. Janus Adviser International Value Fund was formerly known as Janus Adviser Global Value Fund. The name change was effective December 31, 2002.

     Shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated December 31, 2002, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor or other financial intermediary.

[JANUS LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                Classification, Investment Policies and
                Restrictions, and Investment Strategies and
                Risks...........................................    2
                Investment Adviser and Subadvisers..............   42
                Custodian, Transfer Agent and Certain
                Affiliations....................................   55
                Portfolio Transactions and Brokerage............   58
                Trustees and Officers...........................   68
                Shares of the Trust.............................   79
                   Net Asset Value Determination................   79
                   Purchases....................................   80
                   Distribution and Shareholder Servicing
                   Plans........................................   81
                   Redemptions..................................   84
                Income Dividends, Capital Gains Distributions
                and Tax Status..................................   87
                Principal Shareholders..........................   89
                Miscellaneous Information.......................   97
                   Shares of the Trust..........................   97
                   Shareholder Meetings.........................   98
                   Voting Rights................................   98
                   Independent Accountants......................   99
                   Registration Statement.......................   99
                Performance Information.........................  100
                Financial Statements............................  109
                Appendix A......................................  110
                   Explanation of Rating Categories.............  110

CLASSIFICATION, INVESTMENT POLICIES AND
RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

CLASSIFICATION

               Each Fund is a series of Janus Adviser Series (the "Trust"), an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Each of the nondiversified Funds may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

               FUNDS MANAGED BY JANUS. Janus Capital is the investment adviser for Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund and Flexible Income Fund. Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund and International Value Fund (formerly Global Value Fund) intend to operate in a nondiversified manner. Growth Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, International Fund, Worldwide Fund and Flexible Income Fund are all diversified funds.


               FUNDS SUBADVISED BY INTECH. Enhanced Investment Technologies, LLC ("INTECH") is the investment subadviser for Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund ("Risk-Managed Funds"). The Risk-Managed Funds are both diversified funds.



               FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company ("Perkins") is the investment subadviser for Mid Cap Value Fund. Mid Cap Value Fund is a diversified fund.


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust

               (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.


               (1) With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


               Each Fund may not:

               (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. Government securities).

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

               (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:


               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations, except that a Fund may enter into futures contracts and related options for purposes other than for bona fide hedging as permitted under CTFC Rule 4.5; and
               (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in (1) repurchase agreements not entitling the holder to payment of principal and interest within seven days and (2) in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the

               Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income senior securities.

               FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectus, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").


               The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use futures and options contracts and may invest in exchange-traded funds to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in government securities and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when its adviser or subadviser believes market, economic or political conditions warrant a temporary defensive position.

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               An Equity Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Within the parameters of its specific investment policies, each Fund may invest up to 10% (without limit for Flexible Income
               Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie

               Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. Government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

               Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accord-ingly, the main risk of investing in index-based investment is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds


               Within the parameters of its specific investment policies, no Fund intends to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Rating Service or Ba or lower by Moody's Investors Service, Inc.), except Core Equity Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.


               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.


               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the Funds intend to comply with the requirements of CFTC Rule 4.5. Rule 4.5 currently provides that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The CFTC recently proposed amendments to Rule
               4.5 that also would permit the Funds to use futures and related options for non-hedging purposes provided that the notional value of such positions does not exceed the liquidation value of a Fund's portfolio. For purposes of this test, "notional value" is calculated for futures by multiplying each such position the size of the contract, in contract units, but the current market price per unit and for options by multiplying for each such position the size of the contract, in contract units, by the strike price per unit. The CFTC has indicated that the Funds may currently rely on this alternative test, pending adoption of the final amendments to Rule 4.5.


               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


               The Risk-Managed Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               The Risk-Managed Funds may also enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.


               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC


               As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are interested persons of Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, Janus Capital has delegated certain of these duties to INTECH and Perkins pursuant to their Subadvisory Agreements.


               From their own assets, Janus Capital, Janus Distributors LLC or their affiliates may pay retirement plan service providers, brokers, banks, financial advisers and other financial intermediaries fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any 12b-1 fees or other fees paid from the Funds' assets to these financial intermediaries.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.


               Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund (formerly Global Value Fund), have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Mid Cap Value Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of the Fund, with the provision that 50% of this fee (less any fee waivers) is payable directly by the Fund to Perkins, the Fund's subadviser. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million.

               Until at least July 31, 2003 (or until the next annual renewal of the advisory agreements for Strategic Value Fund, International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund), provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee and administrative services fee for Class I Shares, the distribution and shareholder servicing fee for Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:



                                  Expense Limit
                                   Percentage
Fund Name                              (%)
-----------------------------------------------
Growth Fund                           0.67
Aggressive Growth Fund                0.66
Capital Appreciation Fund             0.68
Core Equity Fund                      1.25
Balanced Fund                         0.67
Growth and Income Fund                1.02
Strategic Value Fund                  1.25
International Fund                    0.74
Worldwide Fund                        0.70
International Value Fund*             1.25
Risk-Managed Large Cap Growth
  Fund                                1.25
Risk-Managed Large Cap Core
  Fund                                1.25
Mid Cap Value Fund                    1.25
Flexible Income Fund                  0.70


* Formerly, Global Value Fund.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last two fiscal periods of each Fund. The information below is for the fiscal periods ended July 31. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002. The information presented in the table below reflects the management fees in effect during each of the periods shown.


                                                 2002                           2001
                                       -------------------------    -----------------------------
Fund Name                              Advisory Fees    Waivers     Advisory Fees      Waivers
-------------------------------------------------------------------------------------------------
Growth Fund                             $2,100,137      $ 88,362     $1,606,641      $151,514
Aggressive Growth Fund                  $1,913,107      $ 81,336     $2,285,514      $246,195
Capital Appreciation Fund               $3,329,756      $      0     $1,170,031      $128,296
Core Equity Fund                        $   83,649      $      0     $   25,901      $ 25,901(2)
Balanced Fund                           $4,436,635      $126,459     $2,186,854      $151,758
Growth and Income Fund                  $1,011,282      $      0     $  147,983      $ 78,398
Strategic Value Fund                    $   32,813      $ 32,813(2)  $   32,971      $ 32,971(2)
International Fund                      $3,456,290      $ 51,069     $1,850,941      $205,532
Worldwide Fund                          $6,973,107      $ 64,733     $4,529,513      $303,991
International Value Fund(3)             $   15,766      $ 15,766(2)  $    3,235(1)   $  3,235(1)(2)
Flexible Income Fund                    $  209,295      $ 64,947     $   17,615      $ 17,615(2)

(1) May 1, 2001 (inception) to July 31, 2001.
(2) Fee waiver by Janus Capital exceeded the advisory fee.
(3) Formerly, Global Value Fund.


               Each Fund's Advisory Agreement is dated April 3, 2002 except for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund, which are dated December 10, 2002, and will continue in effect until July 1, 2004, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
               (ii) terminates automatically in the event of its assignment; and

               (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               APPROVAL OF INVESTMENT ADVISORY AGREEMENTS




               Each Fund's Investment Advisory Agreement on behalf of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund was approved by vote of the trustees, including the vote of the majority of trustees who are not parties to the Agreements or "interested persons" as defined by the 1940 Act of any parties (the "Independent Trustees") cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Investment Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. On December 10, 2002, the Trustees held a meeting to decide whether to approve the Investment Advisory Agreements. In preparation for their meeting, the trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the December 2002 meeting, the trustees, including a majority of Independent Trustees, approved each Investment Advisory Agreement based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Funds under the Agreements, including Janus Capital's personnel, experience and compliance program and the resources and investment process provided by Janus Capital, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, (3) the financial standing of Janus Capital, (4) the existence of any "fall-out" benefits (indirect profits from other activities of Janus Capital or its affiliates that would not otherwise have been earned), and (5) the sharing of any realized economies of scale. Based on the Trustees' deliberations and its evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.





               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through one of its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.



               Stilwell has announced its intention to merge its operations into a unified organization named Janus Capital Group Inc. ("JCGI"). JCGI will be a publicly traded holding company with principal operations in financial asset management businesses. Subsequent to the merger, Janus Capital will be a direct subsidiary of JCGI and JCGI will own approximately 92% of Janus Capital, with the remaining 8% held by certain Janus Capital employees. The transaction is expected to be completed as of January 1, 2003.


               In approving the existing Advisory Agreements for Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund and Flexible Income Fund, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Thomas H. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital or the subadviser, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or the subadviser. If, however, a number of accounts managed by Janus

               Capital or the subadviser are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital or the subadviser. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital or the subadviser. In some cases, the allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others cases, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital or the subadviser, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. The IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchase securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital or the subadviser is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.


               INTECH has adopted its own allocation procedures, which apply to Risk-Managed Stock Funds. INTECH is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


               Each account managed by Janus Capital or its subadviser has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               Janus Capital does not permit its portfolio managers to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and certain persons working on a contractual basis for, Janus Capital and certain of its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.


               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading. The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital. INTECH and Perkins are not subject to Janus Capital's Code of Ethics, but have each adopted a Code of Ethics, which INTECH and Perkins has certified complies with Rule 17j-1 under the 1940 Act.


SUBADVISERS


               Janus Capital has entered into subadvisory agreements ("Subadvisory Agreements") on behalf of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund. The Subadvisory Agreements obligate INTECH and Perkins (each a "subadviser," and together the "subadvisers") to: (i) make investment decisions on behalf of their respective Funds,
               (ii) place all orders for the purchase and sale of investments for their respective Funds with brokers or dealers selected by the subadviser (in the case of INTECH) or selected by Janus Capital

               (in the case of Perkins), and (iii) perform certain limited related administrative functions in connection therewith.

               ENHANCED INVESTMENT TECHNOLOGIES, LLC


               Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 200, Palm Beach Gardens, Florida 33410, serves as subadviser to Risk-Managed Large Cap Growth Fund and Risk-Managed Large Cap Core Fund. INTECH has been in the investment advisory business since 1987. INTECH serves as investment adviser or subadviser to separately managed accounts. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. As of December 31, 2002, Janus Capital Management Inc. indirectly owns 50.1% of the outstanding voting shares of INTECH.



               PERKINS, WOLF, MCDONNELL AND COMPANY



               Perkins, Wolf, McDonnell and Company ("Perkins"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, serves as subadviser to Mid Cap Value Fund. Perkins has been in the investment management business since 1984. As subadviser, Perkins provides day-to-day management of the investment operations of the Mid Cap Value Fund.


APPROVAL OF SUBADVISORY AGREEMENTS FOR CERTAIN FUNDS

               Under the Subadvisory Agreements between Janus Capital and the subadvisers, the subadvisers are responsible for day-to-day investment management of the Funds. Investments will be acquired, held or disposed of, consistent with the investment objectives and policies established by the Trustees. Each Subadvisory Agreement provides that the subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund it subadvises, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

               Under each Subadvisory Agreement, the subadviser is compensated according to the following schedule:



          Fund                               Subadviser   Annual Rate
          Risk-Managed Large Cap Growth
            Fund                              INTECH         0.26%*
          Risk-Managed Large Cap Core Fund    INTECH         0.26%*
          Mid Cap Value Fund                  Perkins       0.325%**



                * The Risk-Managed Funds pay no fees directly to the subadviser.
                  Janus Capital pays this subadvisory fee.


               ** The Mid Cap Value Fund shall pay to Perkins a fee equal to 50%
                  of the advisory fee Janus receives from the Funds (calculated after any fee waivers).



               Each Subadvisory Agreement will continue in effect until July 1, 2004, and thereafter from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940
               Act) of the Fund. Each Subadvisory Agreement is subject to termination by the Fund or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.



               Subadvisory Agreements for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund, Risk-Managed Value Fund and Mid Cap Value Fund were approved by vote of the Independent Trustees cast in person at a meeting called for such purpose. After the initial term of the Agreements, the continuation of each Subadvisory Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders, and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. On December 10, 2002, the Trustees held a meeting to decide whether to approve the Subadvisory Agreements. In preparation for their meeting, the Trustees requested and reviewed a wide variety of materials, including materials provided by Janus Capital and the subadvisers. In addition, the Independent Trustees received advice from counsel to the Independent Trustees. At the December 2002 meeting, the

               Trustees, including a majority of Independent Trustees, approved each Subadvisory Agreement based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the investment advisory and other services to be provided to the Fund under the Agreement, including the subadviser's personnel, experience and compliance program and the resources and investment process provided by the subadviser and, the subadviser's performance record for comparably managed accounts, (2) the expenses under the Agreements and how those expenses compared to those of other comparable mutual funds, (3) the financial standing of the subadviser, (4) the existence of any "fall-out" benefits (indirect profits from other activities of Janus Capital or its affiliates that would not otherwise have been earned) and (5) the sharing of any realized economies of scale. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Subadvisory Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

CUSTODIAN, TRANSFER AGENT AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


               Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in Class I Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.

               For the fiscal period ended July 31, 2002, the total amounts paid by Class I Shares of the Funds to Janus Services (substantially all of which Janus Services paid out to service providers) are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


                                                               Administrative
                                                                  Services
Fund Name                                                           Fees
-----------------------------------------------------------------------------
Growth Fund                                                      $  807,745
Aggressive Growth Fund                                           $  735,810
Capital Appreciation Fund                                        $1,280,676
Core Equity Fund                                                 $   32,173
Balanced Fund                                                    $1,706,398
Growth and Income Fund                                           $  388,954
Strategic Value Fund                                             $   12,620
International Fund                                               $1,329,342
Worldwide Fund                                                   $2,681,964
International Value Fund*                                        $    6,064
Flexible Income Fund                                             $   80,498

* Formerly, Global Value Fund.

               Janus Services is not compensated for its services related to Class C Shares, except for out-of-pocket expenses.

               The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the Equity Funds and $3.98 per shareholder account for Flexible Income Fund for the use of DST's shareholder accounting system.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

               Financial intermediaries such as retirement plan service providers, brokers, banks, and financial advisers, may be paid fees by Janus Distributors from its assets or from the assets of Janus Capital or other Janus affiliates. These fees are paid to financial intermediaries for providing distribution-related or shareholder services, in addition to fees which are paid by the Funds for these purposes. These payments may be based upon such factors as the number or value of Fund shares that the financial intermediary sells; the value of client assets invested in the Funds; the type and nature of sales or marketing services or shareholder services furnished by the financial intermediary; or may be paid in reimbursement for certain marketing or service-related expenses incurred by the financial intermediaries.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Janus Capital and the subadvisers have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital or a subadviser may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital or the subadvisers consider a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include but are not limited to: Janus Capital's or the subadviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital or Perkins may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital or Perkins may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital or Perkins determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital or Perkins in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Most brokers and dealers used by Janus Capital or Perkins provide research and other services described above. Much of the research provided to Janus Capital or Perkins by broker-dealers would otherwise be available to Janus Capital or Perkins for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital or Perkins through broker-dealers. For example, Janus Capital or Perkins has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital or Perkins receives research from broker-dealers, Janus Capital or Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital or Perkins may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital or Perkins with research services and/or products.


               For the fiscal year ended July 31, 2002, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


Fund Name                                                    Commissions    Transactions
----------------------------------------------------------------------------------------
Growth Fund                                                  $  363,585     $282,681,059
Aggressive Growth Fund                                       $  462,335     $262,893,894
Capital Appreciation Fund                                    $  711,015     $669,684,705
Core Equity Fund                                             $   30,143     $ 20,509,693
Balanced Fund                                                $  638,194     $475,772,865
Growth and Income Fund                                       $  277,517     $210,458,365
Strategic Value Fund                                         $   12,136     $  6,465,081
International Fund                                           $  216,071     $134,826,929
Worldwide Fund                                               $1,018,436     $783,876,143
International Value Fund*                                    $    3,382     $  1,581,278

* Formerly, Global Value Fund.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

               Janus Capital or Perkins may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital or Perkins determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital or Perkins may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital or Perkins determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital or Perkins.

               Janus Capital and the subadvisers do not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. Janus Capital, does however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including the Mid Cap Value Fund.


               INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. No alteration to proportions or calculated trades is permitted without the express permission of INTECH's Chief Investment Officer. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


               Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital or the subadviser better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal period ending on July 31 of each year shown. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


Fund Name                                                         2002          2001
---------------------------------------------------------------------------------------
Growth Fund                                                    $  428,892    $  261,271
Aggressive Growth Fund                                         $  557,244    $  441,435
Capital Appreciation Fund                                      $  760,881    $  215,253
Core Equity Fund                                               $   37,773    $   11,328
Balanced Fund                                                  $  778,849    $  444,607
Growth and Income Fund                                         $  333,157    $   32,823
Strategic Value Fund                                           $   13,873    $   17,132
International Fund                                             $1,491,956    $1,082,750
Worldwide Fund                                                 $2,462,143    $1,826,581
International Value Fund(1)                                    $    6,705    $    2,355(2)
Flexible Income Fund                                           $      762    $        2

(1) Formerly, Global Value Fund.
(2) May 1, 2001 (inception) to July 31, 2001.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                 Commission Paid
                               through DSTS for the
                                   Period Ended        Reduction of    % of Total      % of Total
Fund Name                         July 31, 2002         Expenses*      Commissions    Transactions
--------------------------------------------------------------------------------------------------
Growth Fund                          $   760              $  570          0.18%           0.23%
Aggressive Growth Fund               $10,038              $7,531          1.80%           0.70%
Core Equity Fund                     $    25              $   19          0.07%           0.12%
Balanced Fund                        $ 1,359              $1,019          0.17%           0.14%
Growth and Income Fund               $    35              $   26          0.01%           0.01%
Strategic Value Fund                 $    99              $   74          0.72%           0.44%
Worldwide Fund                       $ 5,868              $4,402          0.24%           0.40%

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

                                                          Commission Paid
                                                        through DSTS for the
                                                            Period Ended        Reduction of
Fund Name                                                  July 31, 2001*        Expenses*
--------------------------------------------------------------------------------------------
Growth Fund                                                    $  954              $  715
Aggressive Growth Fund                                         $3,437              $2,578
Capital Appreciation Fund                                      $4,596              $3,448
Core Equity Fund                                               $   14              $   10
Balanced Fund                                                  $  707              $  530
Growth and Income Fund                                         $   70              $   52
Worldwide Fund                                                 $1,823              $1,368

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

               The Funds may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group, Inc. Janus Capital owns, in the aggregate, more than 5% of the outstanding securities of E*Trade Group on behalf of various client accounts, including the Funds. By virtue of such ownership, E*Trade Group may be considered an affiliate of Janus Capital for 1940 Act purposes. Because it is a wholly-owned subsidiary of E*Trade Group, an affiliate of the Funds, E*Trade is considered an affiliated broker of the Funds. The table below sets forth the aggregate dollar amount of brokerage commissions paid by each Fund to E*Trade for the fiscal year ended July 31, 2002. The Funds did not execute any transactions through E*Trade during their fiscal years ended July 31, 2000 or July 31, 2001. Funds not listed below did not pay any commissions to E*Trade.

                                                                Commissions paid through
                                                                 E*Trade for the period
Fund Name                                                         ended July 31, 2002
-----------------------------------------------------------------------------------------
Growth Fund                                                              $   69
International Fund                                                       $3,677
Worldwide Fund                                                           $4,844

               For the most recent fiscal year ended July 31, 2002, the table below shows the percentage of each Fund's aggregate brokerage commissions paid to E*Trade and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through E*Trade. Funds not listed below did not pay any commissions to E*Trade.

                                                              % of Total     % of Total
Fund Name                                                     Commissions   Transactions
----------------------------------------------------------------------------------------
Growth Fund                                                      0.02%          0.00%
International Fund                                               0.25%          0.00%
Worldwide Fund                                                   0.20%          0.00%

               As of July 31, 2002, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Growth Fund                           Bank of New York Company, Inc.          $ 8,044,833
                                      Charles Schwab Corp.                      4,120,088
                                      Fifth Third Bancorp                         928,944
                                      Northern Trust Corp.                      3,123,986
Aggressive Growth Fund                Charles Schwab Corp.                      1,419,246
                                      Lehman Brothers Holdings, Inc.            2,885,405
                                      Northern Trust Corp.                      3,104,549
                                      T. Rowe Price Group, Inc.                 1,922,779
Capital Appreciation Fund             Bank of America Corp.                    28,703,727
                                      Citigroup, Inc.                          14,399,426
                                      Goldman Sachs Group, Inc.                23,934,314
                                      Wells Fargo & Co.                        31,887,186
Core Equity Fund                      Bank of America Corp.                       163,258
                                      Citigroup, Inc.                             379,203
                                      J.P. Morgan Chase & Co.                     289,910
                                      Morgan Stanley Co.                          114,796
                                      U.S. Bancorp                                283,717

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Balanced Fund                         Bank of America                         $ 5,712,018
                                      Charles Schwab Corp.                        488,208
                                      Citigroup, Inc.                          14,095,976
                                      Firstar Bank N.A.                            63,769
                                      General Electric Capital Corp.            9,971,131
                                      J.P. Morgan Chase & Co.                  12,389,071
                                      Morgan Stanley Co.                        2,469,218
                                      Salomon Smith Barney Holdings, Inc.       2,182,944
                                      U.S. Bancorp                              6,940,777
                                      U.S. Bank N.A.                            1,741,887
Growth and Income Fund                Bank of America Corp.                     2,606,467
                                      Charles Schwab Corp.                        916,337
                                      Citigroup, Inc.                           8,199,021
                                      Goldman Sachs Group, Inc.                 2,348,115
                                      J.P. Morgan Chase & Co.                   4,199,645
                                      Lehman Brothers Holdings, Inc.              692,146
                                      Merrill Lynch & Company, Inc.               726,706
                                      T. Rowe Price Group, Inc.                 1,184,184
                                      U.S. Bancorp                              5,941,864
Strategic Value Fund                  Citigroup, Inc.                              34,546
International Fund                    Banco Bilbao Vizcaya Argentaria S.A.      2,421,777
                                      Credit Suisse Group                         529,309
                                      Deutsche Bank A.G.                        1,569,191
                                      Deutsche Boerse A.G.                      5,631,479
                                      HBOS PLC                                  4,344,273
                                      Julius Baer Holding, Ltd.                 6,233,934
                                      MLP A.G.                                    913,428
                                      Schroders PLC                             1,611,743
                                      Standard Chartered PLC                    4,903,542
                                      UBS A.G.                                  3,880,421

                                                                                Value of
                                      Name of                                  Securities
Fund Name                             Broker-Dealer                               Owned
-------------------------------------------------------------------------------------------
Worldwide Fund                        Banco Bilbao Vizcaya Argentaria S.A.    $ 8,687,157
                                      Bank of New York Company, Inc.           11,150,805
                                      Barclays PLC                              2,016,569
                                      Citigroup, Inc.                          29,094,944
                                      Credit Suisse Group                       7,699,596
                                      Deutsche Bank A.G.                        3,084,277
                                      Goldman Sachs Group, Inc.                 5,790,188
                                      HBOS PLC                                  4,885,062
                                      Northern Trust Corp.                      4,204,853
                                      Royal Bank of Scotland Group PLC          5,715,338
                                      Societe Generale                          7,285,485
                                      Standard Chartered PLC                    6,327,372
                                      State Street Corp.                        4,058,963
                                      UBS A.G.                                  9,141,418
Flexible Income Fund                  General Electric Capital Corp.              698,631

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

               Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital:
               Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 59 series or funds.

               The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.


--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 Thomas H. Bailey*    Chairman     4/00-Present     Formerly, President             59               N/A
 100 Fillmore Street  and Trustee                   (1978-2002) and Chief
 Denver, CO 80206                                   Executive Officer (1994- 2002)
 Age 65                                             of Janus Capital or Janus
                                                    Capital Corporation; President
                                                    and Director (1994-2002) of
                                                    the Janus Foundation; Chairman
                                                    and Director (1978-2002) of
                                                    Janus Capital Corporation; and
                                                    Director (1997-2001) of Janus
                                                    Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
 William F. McCalpin  Trustee      6/02-Present     Executive Vice President and    59               Founding
 100 Fillmore Street                                Chief Operating Officer of The                   Director and
 Denver, CO 80206                                   Rockefeller Brothers Fund (a                     Board Chair,
 Age 45                                             private family foundation).                      Solar
                                                    Formerly, Director of                            Development
                                                    Investments (1991-1998) of The                   Foundation;
                                                    John D. and Catherine T.                         Trustee and
                                                    MacArthur Foundation (a                          Vice President,
                                                    private family foundation).                      Asian Cultural
                                                                                                     Council.
--------------------------------------------------------------------------------------------------------------------


* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 John W. McCarter,    Trustee      6/02-Present     President and Chief Executive   59               Chairman of the
 Jr.                                                Officer of The Field Museum of                   Board,
 100 Fillmore Street                                Natural History. Formerly,                       Divergence LLC;
 Denver, CO 80206                                   Senior Vice President (1987-                     Director of
 Age 64                                             1997) of Booz-Allen &                            A.M. Castle &
                                                    Hamilton, Inc. (a management                     Co., Harris
                                                    consulting firm).                                Insight Funds,
                                                                                                     W.W. Grainger,
                                                                                                     Inc.; Trustee
                                                                                                     of WTTW
                                                                                                     (Chicago public
                                                                                                     television
                                                                                                     station), the
                                                                                                     University of
                                                                                                     Chicago and
                                                                                                     Chicago Public
                                                                                                     Education Fund.
--------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen     Trustee      4/00-Present     Private Investor. Formerly      59               Board member,
 100 Fillmore Street                                (1997-1998) Chief Financial                      Red Robin
 Denver, CO 80206                                   Officer - Boston Market                          Gourmet
 Age 59                                             Concepts, Boston Chicken,                        Burgers, Inc.
                                                    Inc., Golden, CO (a restaurant
                                                    chain).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                      TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF FUNDS
                      POSITIONS                                                     IN FUND COMPLEX  OTHER
 NAME, AGE AND        HELD WITH    LENGTH OF TIME   PRINCIPAL OCCUPATIONS DURING    OVERSEEN BY      DIRECTORSHIPS
 ADDRESS              FUNDS        SERVED           THE PAST FIVE YEARS             TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------------------------
 James T. Rothe       Trustee      4/00-Present     Professor of Business,          59               Director,
 100 Fillmore Street                                University of Colorado,                          Optika, Inc.
 Denver, CO 80206                                   Colorado Springs, CO.                            and NeoCore
 Age 59                                             Formerly, Distinguished                          Corp.
                                                    Visiting Professor of Business
                                                    (2001-2002), Thunderbird
                                                    (American Graduate School of
                                                    International Management),
                                                    Phoenix, AZ; and Principal
                                                    (1988-1999) of Phillips-Smith
                                                    Retail Group, Colorado
                                                    Springs, CO (a venture capital
                                                    firm).
--------------------------------------------------------------------------------------------------------------------
 William D. Stewart   Trustee      4/00-Present     Corporate Vice President and    59               N/A
 100 Fillmore Street                                General Manager of MKS
 Denver, CO 80206                                   Instruments - HPS Products,
 Age 58                                             Boulder, CO (a manufacturer of
                                                    vacuum fittings and valves).
--------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger  Trustee      4/00-Present     Consultant.                     59               N/A
 100 Fillmore Street
 Denver, CO 80206
 Age 64
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Laurence J.       Executive Vice          4/00-Present   Vice President of Janus Capital.
 Chang**           President and Co-Fund                  Formerly Analyst (1993-1998) for
 100 Fillmore      Manager                                Janus Capital Corporation.
 Street            Janus Adviser
 Denver, CO 80206  Worldwide Fund
 Age 37
----------------------------------------------------------------------------------------------
 Jonathan D.       Executive Vice          2/02-Present   Vice President of Janus Capital.
 Coleman**         President and Fund                     Formerly, Co-Fund Manager (1997-
 100 Fillmore      Manager                                2000) for other Janus accounts and
 Street            Janus Adviser                          Analyst (1994-1997 and 2000-2002)
 Denver, CO 80206  Aggressive Growth Fund                 for Janus Capital Corporation.
 Age 31
----------------------------------------------------------------------------------------------
 David J.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Corkins**         President and Fund                     Formerly, Analyst (1995-1997) for
 100 Fillmore      Manager                                Janus Capital Corporation.
 Street            Janus Adviser Growth
 Denver, CO 80206  and Income Fund
 Age 35
----------------------------------------------------------------------------------------------
 David C.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Decker**          President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser
 Denver, CO 80206  Strategic Value Fund
 Age 36
----------------------------------------------------------------------------------------------
 Helen Young       Executive Vice          4/00-Present   Vice President and Managing Director
 Hayes**           President and Co-Fund                  of Investments and Director of Janus
 100 Fillmore      Manager                                Capital. Formerly, Director
 Street            Janus Adviser                          (2000-2002) for Janus Capital
 Denver, CO 80206  Worldwide Fund and                     Corporation.
 Age 40            Janus Adviser
                   International Fund
----------------------------------------------------------------------------------------------
 Brent A. Lynn**   Executive Vice          1/01-Present   Vice President of Janus Capital.
 100 Fillmore      President and Co-Fund                  Formerly, Analyst (1991-2001) for
 Street            Manager                                Janus Capital Corporation.
 Denver, CO 80206  Janus Adviser
 Age 38            International Fund
----------------------------------------------------------------------------------------------
 Karen L. Reidy**  Executive Vice          4/00-Present   Vice President of Janus Capital.
 100 Fillmore      President and Fund                     Formerly, Analyst (1995-1999) for
 Street            Manager                                Janus Capital Corporation.
 Denver, CO 80206  Janus Adviser Balanced
 Age 35            Fund and
                   Janus Adviser Core
                   Equity Fund
----------------------------------------------------------------------------------------------
 Blaine P.         Executive Vice          4/00-Present   Vice President of Janus Capital.
 Rollins**         President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Growth
 Denver, CO 80206  Fund
 Age 35
----------------------------------------------------------------------------------------------
 Scott W.          Executive Vice          4/00-Present   Vice President of Janus Capital.
 Schoelzel**       President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Capital
 Denver, CO 80206  Appreciation Fund
 Age 44
----------------------------------------------------------------------------------------------

 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Ronald V.         Executive Vice          4/00-Present   Vice President of Janus Capital.
 Speaker**         President and Fund
 100 Fillmore      Manager
 Street            Janus Adviser Flexible
 Denver, CO 80206  Income Fund
 Age 37
----------------------------------------------------------------------------------------------
 Jason P. Yee**    Executive Vice          3/01-Present   Vice President of Janus Capital.
 100 Fillmore      President of                           Formerly, Fund Manager and Managing
 Street            Janus Adviser                          Director (1996-2000) for Bee &
 Denver, CO 80206  International Value                    Associates and Analyst (2000-2001)
 Age 32            Fund                                   for Janus Capital Corporation.
----------------------------------------------------------------------------------------------
 Thomas A.         Vice President and      4/00-Present   Vice President, General Counsel,
 Early**           General Counsel                        Chief Corporate Affairs Officer,
 100 Fillmore                                             Secretary and Interim Director of
 Street                                                   Janus Capital; Vice President,
 Denver, CO 80206                                         General Counsel and Secretary of
 Age 47                                                   Janus Services LLC, Janus Capital
                                                          International LLC and Janus
                                                          Institutional Services LLC; Vice
                                                          President, General Counsel and
                                                          Director to Janus International
                                                          (Asia) Limited and Janus
                                                          International Limited; Vice
                                                          President, General Counsel and
                                                          Secretary to Janus Distributors LLC
                                                          and the Janus Foundation; and
                                                          Director for Janus Capital Trust
                                                          Manager Limited, Janus World
                                                          Principal Protected Funds and Janus
                                                          World Funds. Formerly, Director
                                                          (2001) of Janus Distributors, Inc.
                                                          and Janus Services, Inc.; Vice
                                                          President, General Counsel,
                                                          Secretary and Director (2000-2002)
                                                          of Janus International Holding,
                                                          Inc.; Executive Vice President and
                                                          General Counsel (1997-1998) of
                                                          Prudential Investments Fund
                                                          Management LLC; and Vice President
                                                          and General Counsel (1994-1997) of
                                                          Prudential Retirement Services.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

----------------------------------------------------------------------------------------------
                                           OFFICERS
----------------------------------------------------------------------------------------------
                                           TERM OF
                                           OFFICE* AND
 NAME, AGE AND     POSITIONS HELD WITH     LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 ADDRESS           FUNDS                   TIME SERVED    PAST FIVE YEARS
----------------------------------------------------------------------------------------------
 Anita E.          Vice President, Chief   10/02-Present  Vice President of Investment
 Falicia**         Financial Officer,                     Accounting of Janus Capital.
 100 Fillmore      Treasurer and                          Formerly, Assistant Vice President
 Street            Principal Accounting                   (2000-2002) of Investment Accounting
 Denver, CO 80206  Officer                                of Janus Capital or Janus Capital
 Age 34                                                   Corporation; Director (1999-2000) of
                                                          Investment Accounting of Janus
                                                          Capital Corporation; and Director
                                                          (1997-1999) of Fund Accounting of
                                                          Janus Capital Corporation.
----------------------------------------------------------------------------------------------
 Bonnie M. Howe**  Vice President          4/00-Present   Vice President and Assistant General
 100 Fillmore                                             Counsel to Janus Capital, Janus
 Street                                                   Distributors LLC and Janus Services
 Denver, CO 80206                                         LLC. Formerly, Assistant Vice
 Age 37                                                   President (1997-1999) and Associate
                                                          Counsel (1995-1999) for Janus
                                                          Capital Corporation and Assistant
                                                          Vice President (1998-2000) for Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------
 Kelley Abbott     Vice President and      4/00-Present   Vice President of Domestic Funds and
 Howes**           Secretary                              Assistant General Counsel of Janus
 100 Fillmore                                             Capital, Vice President and
 Street                                                   Assistant General Counsel of Janus
 Denver, CO 80206                                         Distributors LLC and Janus Services
 Age 37                                                   LLC. Formerly, Assistant Vice
                                                          President (1997-1999) of Janus
                                                          Capital Corporation; Chief
                                                          Compliance Officer, Director and
                                                          President (1997-1999) of Janus
                                                          Distributors, Inc.; and Assistant
                                                          Vice President (1998-2000) of Janus
                                                          Service Corporation.
----------------------------------------------------------------------------------------------
 David R.          Vice President          6/02-Present   Vice President and Chief Compliance
 Kowalski**                                               Officer of Janus Capital and Janus
 100 Fillmore                                             Distributors LLC; and Assistant Vice
 Street                                                   President of Janus Services LLC.
 Denver, CO 80206                                         Formerly, Senior Vice President and
 Age 45                                                   Director (1985-2000) of Mutual Fund
                                                          Compliance for Van Kampen Funds.
----------------------------------------------------------------------------------------------


 *  Officers are elected annually by the Trustees for a one-year term.
**  "Interested person" of the Trust by virtue of positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             OFFICERS
--------------------------------------------------------------------------------------------------
                                              TERM OF
                                              OFFICE* AND
NAME, AGE AND                                 LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS            POSITIONS HELD WITH FUNDS  TIME SERVED    FIVE YEARS
--------------------------------------------------------------------------------------------------
 Loren M. Starr**  President and Chief        9/02-Present   Vice President, Chief Financial
 100 Fillmore      Executive Officer                         Officer and Interim Director of Janus
 Street                                                      Capital; Vice President, Treasurer
 Denver, CO 80206                                            and Chief Financial Officer of Janus
 Age 41                                                      Services LLC and Janus International
                                                             Limited; Vice President, Treasurer
                                                             and Chief Financial Officer of Janus
                                                             Distributors LLC, Janus Capital
                                                             International LLC and Janus
                                                             Institutional Services LLC; and
                                                             Director of Janus Capital Trust
                                                             Manager Limited, Janus World
                                                             Principal Protected Funds and Janus
                                                             World Funds. Formerly, Vice President
                                                             of Finance, Treasurer, Chief
                                                             Financial Officer (2001-2002) and
                                                             Director (2002) for Janus
                                                             International Holding, Inc.; Managing
                                                             Director, Treasurer and Head of
                                                             Corporate Finance and Reporting
                                                             (1998-2001) for Putnam Investments;
                                                             and Senior Vice President of
                                                             Financial Planning and Analysis
                                                             (1996-1998) for Lehman Brothers, Inc.
--------------------------------------------------------------------------------------------------
 Heidi J.          Vice President             4/00-Present   Vice President and Assistant General
 Walter**                                                    Counsel to Janus Capital and Janus
 100 Fillmore                                                Services LLC. Formerly, Vice
 Street                                                      President and Senior Legal Counsel
 Denver, CO 80206                                            (1995-1999) for Stein Roe & Farnham,
 Age 35                                                      Inc.
--------------------------------------------------------------------------------------------------


 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each of these committee's functions is provided in the following table:



----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 AUDIT        Reviews the financial reporting      John W. McCarter, Jr.  4
 COMMITTEE    process, the system of internal      (Chairman)
              control, the audit process, and the  Dennis B. Mullen
              Trusts' process for monitoring       William D. Stewart
              compliance with investment
              restrictions and applicable laws
              and the Trusts' Code of Ethics. The
              Committee's review of the audit
              process includes, among other
              things, the appointment,
              compensation and oversight of the
              auditors and pre-approval of all
              audit and non-audit services above
              a certain cost threshold.
----------------------------------------------------------------------------------------
 BROKERAGE    Reviews and makes recommendations    James T. Rothe         5
 COMMITTEE    regarding matters related to the     (Chairman)
              Trusts' use of brokerage             William F. McCalpin
              commissions and placement of         Dennis B. Mullen
              portfolio transactions.
----------------------------------------------------------------------------------------
 MONEY        Reviews various matters related to   Martin H. Waldinger    4
 MARKET       the operations of the Janus Money    (Chairman)
 COMMITTEE    Market Funds, including compliance   William F. McCalpin
              with each Trust's Money Market Fund  James T. Rothe
              Procedures.
----------------------------------------------------------------------------------------
 NOMINATING   Identifies and recommends            Dennis B. Mullen       5
 AND          individuals for Trustee membership,  (Chairman)
 GOVERNANCE   consults with Management in          John W. McCarter, Jr.
 COMMITTEE    planning Trustee meetings, and       William D. Stewart
              oversees the administration of, and
              ensures the compliance with, the
              Governance Procedures and
              Guidelines adopted by the Trusts.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                          MEETINGS HELD
                                                                          DURING LAST
              FUNCTIONS                            MEMBERS                FISCAL YEAR
----------------------------------------------------------------------------------------
 PRICING      Determines the fair value of         William D. Stewart     15
 COMMITTEE    restricted securities and other      (Chairman)
              securities for which market          James T. Rothe
              quotations are not readily           Martin H. Waldinger
              available, pursuant to procedures
              adopted by the Trustees.
----------------------------------------------------------------------------------------

               The table below gives the dollar range of share of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001. As of December 31, 2001, none of the Trustees owned Shares of the Funds described in this SAI.


------------------------------------------------------------------------------------
                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 NAME OF TRUSTEE          JANUS FUNDS
------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
------------------------------------------------------------------------------------
 Thomas H. Bailey         Over $100,000
------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------
 William F. McCalpin*     Over $100,000
------------------------------------------------------------------------------------
 John W. McCarter, Jr.*   None
------------------------------------------------------------------------------------
 Dennis B. Mullen         Over $100,000
------------------------------------------------------------------------------------
 James T. Rothe           Over $100,000
------------------------------------------------------------------------------------
 William D. Stewart       Over $100,000
------------------------------------------------------------------------------------
 Martin H. Waldinger      Over $100,000
------------------------------------------------------------------------------------

* Trustee since June 2002.

               As of December 31, 2001, none of the Independent Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.


                                                Aggregate Compensation       Aggregate Compensation
                                                  from the Funds for        from the Janus Funds for
                                                   fiscal year ended          calendar year ended
Name of Person, Position                           July 31, 2002(1)           December 31, 2001(2)
-----------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee(3)               $    0                      $      0
William F. McCalpin, Trustee(4)                         $  653                      $      0(5)
John W. McCarter, Jr., Trustee(4)                       $  463                      $      0(5)
Dennis B. Mullen, Trustee(4)                            $5,271                      $185,000
James T. Rothe, Trustee(4)                              $4,936                      $185,000
William D. Stewart, Trustee(4)                          $5,034                      $185,000
Martin H. Waldinger, Trustee(4)                         $5,182                      $185,000



(1) Since Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund had not commenced operations as of July 31, 2002, no fees were paid during this fiscal year. The aggregate compensation for these Funds is estimated for the Funds' first full year (August 1, 2003 through July 31, 2004) as follows:
    Thomas H. Bailey: $0; William F. McCalpin: $69; John W. McCarter, Jr.: $69; Dennis B. Mullen: $69; James T. Rothe: $69; William D. Stewart: $69; and Martin H. Waldinger: $69.

(2) As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

(3) Mr. Bailey is being treated as an interested person of the Funds and Janus Capital and is compensated by Janus Capital.


(4) Independent Trustee.


(5) Mr. McCalpin and Mr. McCarter were appointed as Trustees as of June 2002. Therefore, they did not receive any compensation from the Janus Funds during the period shown in the table.

SHARES OF THE TRUST
--------------------------------------------------------------------------------

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectus, the net asset value ("NAV") of Shares of each class of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each class of each Fund is not determined on days the NYSE is closed. The per share NAV of Shares of each class of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per Share of each class, then that security may be valued in good faith under the Valuation Procedures.

PURCHASES

               Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Not all financial intermediaries offer both classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

               In order to receive a day's price, your order for either class of Shares must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary or plan documents will provide you with detailed information about investing in the different Funds.

               CLASS I SHARES
               Class I Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent.

               CLASS C SHARES
               The price you pay for Class C Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives and accepts your order plus the 1.00% initial sales charge, if applicable. (The Prospectus describes when initial sales charges may be waived.) Janus Distributors, the Trust's distributor, re-allows the 1.00% initial sales charge to financial intermediaries. In addition, Janus Distributors may compensate your financial intermediary at the time of sale at an additional commission rate of 1.00% of the net asset value of the Class C Shares purchased. In total, at the time of purchase, your financial intermediary may receive 2.00% of the net asset value of the Class C Shares purchased unless the financial intermediary has agreed to waive the 1.00% sales charge, in which case the financial intermediary will receive 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive either of these amounts if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

               CLASS I SHARES
               Under a distribution plan (the "Class I Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class I Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of the Fund. Under the terms of the Class I Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Class I Shares by such service providers. The Class I Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class I Shares of a Fund for activities which are primarily intended to result in sales of Class I Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Class I Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares.


               CLASS C SHARES
               Under a distribution and shareholder servicing plan (the "Class C Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, Class C Shares of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 1.00% of the average daily net assets of Class C Shares of the Fund. Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services. All or a portion of such fees may be remitted to financial intermediaries who assist in the distribution of Class C Shares or who provide shareholder account services to existing Class C shareholders. Financial intermediaries may from time to time be required to meet certain other criteria in order to receive these 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class C Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Janus Distributors is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the NASD Conduct Rules. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, Trustees unanimously approved the Plan which became effective on that date.

               The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to either Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, either Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that class of that Fund or by vote of a majority of the 12b-1 Trustees.


               For the fiscal year ended July 31, 2002, the total amounts paid by the Class I Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Class I Plan are summarized below. This information is not available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


                                                                     12b-1
Fund Name                                                      Distribution Fees
--------------------------------------------------------------------------------
Growth Fund                                                       $  807,745
Aggressive Growth Fund                                            $  735,810
Capital Appreciation Fund                                         $1,280,676
Core Equity Fund                                                  $   32,173
Balanced Fund                                                     $1,706,398
Growth and Income Fund                                            $  388,954
Strategic Value Fund                                              $   12,620
International Fund                                                $1,329,342
Worldwide Fund                                                    $2,681,964
International Value Fund*                                         $    6,064
Flexible Income Fund                                              $   80,498

* Formerly, Global Value Fund

               Janus Distributors also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C Shares. Janus Distributors did not receive any fees under the Class C Plan or as proceeds of contingent deferred sales charges paid by investors in Class C Shares for the fiscal year ended July 31, 2002, because Class C Shares were not available until September 30, 2002.

REDEMPTIONS

               Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

               CLASS C SHARES
               A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class C Shares redeemed within 18 months of purchase, unless waived, as discussed in the Prospectus. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAX STATUS
--------------------------------------------------------------------------------


               It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Strategic Value Fund, International Fund, Worldwide Fund, International Value Fund, Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund declare and make annual distributions of income (if any); Balanced Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and makes monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.


               All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of that Fund at the NAV determined on the first business day following the record date.

               Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

               Income dividends or capital gains distributions made by Shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------




CLASS I SHARES


               Officers and Trustees as a group own less than 1% of the outstanding Class I Shares of each Fund. As of December 4, 2002, the percentage ownership of each entity owning more than 5% of the outstanding Class I Shares of each Fund is listed below:



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Growth Fund                   Connecticut General Life Insurance           16.85%
                                Company
                                P.O. Box 2975 HI9B
                                Hartford, CT 06104-2975
                                Firstar Trust Company                        16.11%
                                P.O. Box 1787
                                Milwaukee, WI 53201-1787
                                Saxon and Company                            14.63%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001
  Aggressive Growth Fund        Delaware Charter Guarantee & Trust           47.11%
                                Principal Life
                                P.O. Box 8704
                                Wilmington, DE 19899-8704
  Capital Appreciation Fund     Delaware Charter Guarantee & Trust           17.56%
                                Principal Life
                                P.O. Box 8706
                                Wilmington, DE 19889-8706
                                Firstar Trust Company                         6.74%
                                FBO Muggs & Company
                                P.O. Box 1787
                                Milwaukee, WI 53201-1787

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Capital Appreciation Fund     Minnesota Life                               29.16%
                                Elizabeth Sabastiao, Louis Clare,
                                Vincent Montana - Trustees
                                FBO 401 (k)
                                400 N. Robert Street
                                St. Paul, MN 55101-2015
                                Saxon and Company                            12.47%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001
  Core Equity Fund              Nationwide Trust Company FSB                  8.98%
                                c/o IPO Portfolio Accounting
                                P.O. Box 182029
                                Columbus, OH 43218-2029
                                Saxon and Company                             9.82%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001
                                Charles Schwab & Co., Inc                    47.97%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-04122
  Balanced Fund                 Connecticut General Life Insurance           22.45%
                                Company
                                P.O. Box 2975 H19B
                                Hartford, CT 06104-2975
                                Saxon and Company                            10.17%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Growth and Income Fund        Nationwide Trust Company FSB                  6.01%
                                c/o IPO Portfolio Accounting
                                P.O. Box 182029
                                Columbus OH 43218-2029
                                Prudential Securities, Inc.                  17.29%
                                For the Exclusive Benefit of
                                Customers - PC
                                1 New York Plaza
                                New York, NY 10004-1901
                                Saxon and Company                            23.32%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001
                                Charles Schwab & Co., Inc                    24.77%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-04122
  Strategic Value Fund          Janus Capital Management LLC                 81.59%
                                100 Fillmore Street
                                Denver, CO 80206-4928
                                Charles Schwab & Co., Inc                    11.42%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-04122
  International Fund            Banc of America Securities                    5.12%
                                101 South Tryon Street
                                Charlotte, NC 28204
                                Citizens Bank                                 7.91%
                                Financial Institution Trust
                                101 N. Washington Avenue
                                Saginaw, MI 48607-1206

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  International Fund            Fidelity Investments Institutional            6.05%
                                Operations Company, Inc., Trustee FBO
                                Certain Employee Benefit Plan
                                c/o Fidelity Investments
                                Attn: I/C Funds Group
                                100 Magellan Way #KWIC
                                Covington, KY 41015-1987
                                Minnesota Life                                6.85%
                                Elizabeth Sabastiao, Louis Clare,
                                Vincent Montana - Trustees
                                FBO 401 (k)
                                400 N. Robert Street
                                St. Paul, MN 55101-2015
                                Charles Schwab & Co., Inc.                    7.59%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-4122
  Worldwide Fund                Connecticut General Life Insurance            7.44%
                                Company
                                P.O. Box 2975 H19B
                                Hartford, CT 06104-2975
                                First Union National Bank                     5.45%
                                Custodian for Various Retirement Plans
                                1525 West W.T. Harris Blvd.
                                Charlotte, NC 28262-8522
                                Great-West Life & Annuity Insurance Co,       7.72%
                                Mutual Fund Trading
                                8515 E. Orchard Road
                                Englewood, CO 80111

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Worldwide Fund                Saxon and Company                             7.99%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001
                                State Street Bank & Trust                    16.36%
                                FBO ADP Daily Valuation
                                401(k) Plan
                                200 Newport Avenue, Ext. JQ7
                                North Quincy, MA 02171-2145

  International Value Fund      Janus Capital Management LLC                 83.50%
  (formerly Global Value Fund)  100 Fillmore Street
                                Denver, CO 80206-4928
                                Charles Schwab & Co., Inc                    10.23%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-04122
  Flexible Income Fund          ING National Trust                            8.97%
                                Aetna Central Valuation Unit TN41
                                151 Farmington Avenue
                                Hartford, CT 94104-4122
                                Prudential Securities, Inc.                   8.67%
                                For the Exclusive Benefit of
                                Customers - PC
                                1 New York Plaza
                                New York, NY 10004-1901
                                Saxon and Company                            32.97%
                                FBO 91 Vested Interest
                                Omnibus Asset
                                P.O. Box 7780-1888
                                Philadelphia, PA 19182-0001

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Flexible Income Fund          Charles Schwab & Co., Inc                    24.14%
                                Special Custody Account for the Benefit
                                of Customers
                                101 Montgomery Street
                                San Francisco, CA 94104-04122


               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.


               As of December 31, 2002, all of the outstanding Shares of the Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund were owned by Perkins, which provided seed capital for the Funds. To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Class I Shares of each of the Funds as of December 4, 2002.


CLASS C SHARES


               Officers and Trustees as a group own less than 1% of the outstanding Class C Shares of each Fund. As of December 4, 2002, the percentage ownership of each entity owning more than 5% of the outstanding Class C Shares of each Fund is listed below:



                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Growth Fund                   Legg Mason Wood Walker                        5.47%
                                P.O. Box 1476
                                Baltimore, MD 21203-1476
                                Salomon Smith Barney                         44.37%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-2483

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  Aggressive Growth Fund        Janus Capital Management LLC                  6.74%
                                100 Fillmore Street
                                Suite 300
                                Denver, CO 80206
                                Legg Mason Wood Walker                       32.97%
                                P.O. Box 1476
                                Baltimore, MD 21203-1476
                                Salomon Smith Barney                         39.01%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-2483
  Balanced Fund                 Salomon Smith Barney                          6.46%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-2483
  Strategic Value Fund          Janus Capital Management LLC                 24.15%
                                100 Fillmore Street
                                Suite 300
                                Denver, CO 80206
                                Legg Mason Wood Walker                       69.80%
                                P.O. Box 1476
                                Baltimore, MD 21203-1476
                                Raymond James & Associates                    6.05%
                                FBO Kurani Rira
                                Bin # 87546476
                                880 Carillon Parkway
                                St. Petersburg, FL 33716
  International Fund            Raymond James & Associates                   10.57%
                                FBO Kinner IRA
                                Bin # 70566702
                                880 Carillon Parkway
                                St. Petersburg, FL 33716

                                                                           PERCENTAGE
  FUND                          SHAREHOLDER AND ADDRESS OF RECORD          OWNERSHIP
  -----------------------------------------------------------------------------------
  International Fund            Salomon Smith Barney                         10.78%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-2483
  International Value Fund      Janus Capital Management LLC                 49.94%
  (formerly Global Value Fund)  100 Fillmore Street
                                Suite 300
                                Denver, CO 80206
                                Legg Mason Wood Walker                       50.06%
                                P.O. Box 1476
                                Baltimore, MD 21203-1476
  Flexible Income Fund          Legg Mason Wood Walker                       13.41%
                                P.O. Box 1476
                                Baltimore, MD 21203-1476
                                Salomon Smith Barney                         10.88%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-2483
  Money Market Fund             Salomon Smith Barney                         99.62%
                                333 W. 34th Street
                                3rd Floor
                                New York, NY 1001-248



               This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.



               As of December 31, 2002, all of the outstanding Shares of the Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund were owned by Perkins, which provided seed capital for the Funds. To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding Class C Shares of each of the Funds as of December 4, 2002.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust (now called a Delaware statutory trust) on March 24, 2000. As of the date of this SAI, the Trust is offering fifteen series of shares, known as "Funds," each of which consists of two classes of shares. Additional series and/or classes may be created from time to time. Class I Shares formerly had no class designation.


               Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Janus Adviser Strategic Value Fund and Janus Adviser International Value Fund do not have predecessor funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively. Janus Adviser Risk-Managed Large Cap Growth Fund, Janus Adviser Risk-Managed Large Cap Core Fund and Janus Adviser Mid Cap Value Fund do not have predecessor funds because they commenced operations on December 31, 2002.


                PREDECESSOR FUND
                (EACH A PORTFOLIO OF JANUS ASPEN SERIES)               FUND
                ----------------------------------------               ----
                Growth Portfolio - Retirement Shares                   Janus Adviser Growth Fund
                Aggressive Growth Portfolio - Retirement Shares        Janus Adviser Aggressive Growth Fund
                Capital Appreciation Portfolio - Retirement Shares     Janus Adviser Capital Appreciation Fund
                Equity Income Portfolio - Retirement Shares            Janus Adviser Core Equity Fund
                Balanced Portfolio - Retirement Shares                 Janus Adviser Balanced Fund
                Growth and Income Portfolio - Retirement Shares        Janus Adviser Growth and Income Fund
                International Growth Portfolio - Retirement Shares     Janus Adviser International Fund
                Worldwide Growth Portfolio - Retirement Shares         Janus Adviser Worldwide Fund
                Flexible Income Portfolio - Retirement Shares          Janus Adviser Flexible Income Fund

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

               The Funds discussed in this SAI each offer two classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

               The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

               The present Trustees were elected at a meeting of shareholders held on January 31, 2002, except Mr. McCalpin and Mr. McCarter, who were appointed by the Trustees on May 23, 2002, effective June 1, 2002. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the

               Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

               As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1 + T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula:
               P(1 + T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

CLASS I SHARES


               Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("Predecessor Funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the Predecessor Funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns are calculated using distributions for the Funds for the period August 1, 2000 to December 31, 2001; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class I Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. No performance information is available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.

               The average annual total return before taxes of the Funds' Class I Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for Strategic Value Fund and International Value Fund, which do not have Predecessor Funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2002, is shown in the table below.

                                                                           Average Annual Total Return
                                                                                  (Before Taxes)
                                                                                                    Life of
                                                                                                     Fund
                                                         Number                                   (including
                                           Inception    of Months      One       Five      Ten    Predecessor
Fund Name                                   Date(1)    in Lifetime     Year      Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares                9/13/93       106.5       (30.51%)    0.25%    N/A        7.77%
Aggressive Growth Fund - Class I
 Shares                                     9/13/93       106.5       (35.79%)   (0.26%)   N/A        7.29%
Capital Appreciation Fund - Class I
 Shares                                      5/1/97          63       (16.86%)    8.24%    N/A       12.99%
Core Equity Fund - Class I Shares            5/1/97          63       (18.21%)    8.20%    N/A       12.73%
Balanced Fund - Class I Shares              9/13/93       106.5        (6.97%)    9.19%    N/A       12.02%
Growth and Income Fund - Class I
 Shares                                      5/1/98          51       (19.61%)      N/A    N/A        5.95%
Strategic Value Fund - Class I Shares        8/1/00          24       (24.66%)      N/A    N/A      (18.23%)
International Fund - Class I Shares          5/2/94          99       (24.10%)    1.65%    N/A        9.27%
Worldwide Fund - Class I Shares             9/13/93       106.5       (25.73%)    1.81%    N/A       11.47%
International Value Fund - Class I
 Shares(2)                                   5/1/01          15        (3.24%)      N/A    N/A       (3.93%)
Flexible Income Fund - Class I Shares       9/13/93       106.5         5.53%     6.08%    N/A        7.50%

(1) Of Predecessor Fund, if applicable.

(2) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of July 31, 2002, is shown in the table below.

                                                                             Average Annual Return
                                                                         (After Taxes on Distributions)
                                                                                                    Life of
                                                                                                     Fund
                                                       Number                                     (including
                                         Inception    of Months      One         Five      Ten    Predecessor
Fund Name                                 Date(1)    in Lifetime     Year        Years    Years      Fund)
-------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares              9/13/93       106.5       (30.51%)     (0.54%)   N/A        7.03%
Aggressive Growth Fund - Class I
 Shares                                   9/13/93       106.5       (35.79%)     (1.15%)   N/A        6.59%
Capital Appreciation Fund - Class I
 Shares                                    5/1/97          63       (16.94%)      8.13%    N/A       12.89%
Core Equity Fund - Class I Shares          5/1/97          63       (18.21%)      6.55%    N/A       11.09%
Balanced Fund - Class I Shares            9/13/93       106.5        (7.69%)      7.81%    N/A       10.82%
Growth and Income Fund - Class I
 Shares                                    5/1/98          51       (19.70%)        N/A    N/A        5.72%
Strategic Value Fund - Class I
 Shares                                    8/1/00          24       (24.66%)        N/A    N/A      (18.23%)
International Fund - Class I Shares        5/2/94          99       (24.22%)      1.27%    N/A        8.88%
Worldwide Fund - Class I Shares           9/13/93       106.5       (25.77%)      1.17%    N/A       10.92%
International Value Fund - Class I
 Shares(2)                                 5/1/01          15        (3.29%)        N/A    N/A       (3.97%)
Flexible Income Fund - Class I
 Shares                                   9/13/93       106.5         3.55%       3.94%    N/A        5.25%

(1) Of Predecessor Fund, if applicable.

(2) Formerly, Global Value Fund.

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of July 31, 2002, is shown in the table below.

                                                                              Average Annual Return
                                                                        (After Taxes on Distributions and
                                                                                   Redemptions)
                                                                                                   Life of
                                                                                                    Fund
                                                          Number                                 (including
                                            Inception    of Months      One      Five     Ten    Predecessor
Fund Name                                    Date(1)    in Lifetime     Year     Years   Years      Fund)
------------------------------------------------------------------------------------------------------------
Growth Fund - Class I Shares                 9/13/93       106.5       (18.73%)  0.24%    N/A        6.44%
Aggressive Growth Fund - Class I Shares      9/13/93       106.5       (21.97%)  0.31%    N/A        6.36%
Capital Appreciation Fund - Class I
 Shares                                       5/1/97          63       (10.35%)  6.75%    N/A       10.83%
Core Equity Fund - Class I Shares             5/1/97          63       (11.18%)  6.67%    N/A       10.56%
Balanced Fund - Class I Shares               9/13/93       106.5        (4.27%)  7.05%    N/A        9.70%
Growth and Income Fund - Class I Shares       5/1/98          51       (12.03%)    N/A    N/A        4.77%
Strategic Value Fund - Class I Shares         8/1/00          24       (15.14%)    N/A    N/A      (14.27%)
International Fund - Class I Shares           5/2/94          99       (14.79%)  1.35%    N/A        7.76%
Worldwide Fund - Class I Shares              9/13/93       106.5       (15.79%)  1.52%    N/A        9.77%
International Value Fund - Class I
 Shares(2)                                    5/1/01          15        (1.99%)    N/A    N/A       (3.16%)
Flexible Income Fund - Class I Shares        9/13/93       106.5         3.35%   3.82%    N/A        4.95%

(1) Of Predecessor Fund, if applicable.

(2) Formerly, Global Value Fund.

CLASS C SHARES

               The Funds' Class C Shares commenced operations on September 30, 2002. The performance shown below for Class C Shares reflects the historical performance of Class I Shares of the Funds prior to September 30, 2002, restated based on Class C Shares' estimated fees and expenses (ignoring any fee and expense limitations).


               The Class I Shares of the Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series ("Predecessor Funds") into the Funds. The Class I Shares' performance reflects the performance of the Retirement Shares of the Predecessor Funds prior to August 1, 2000. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations. After-tax returns for Class C Shares of the Funds are calculated using distributions for Class I Shares of the Funds for the period August 1, 2000 to July 31, 2002; if applicable, actual distributions for the Predecessor Funds for the period May 1, 1997 to July 31, 2000; and, if applicable, actual distributions for Institutional Shares of the corresponding Janus Aspen Series fund for periods prior to May 1, 1997. If Class C Shares of the Funds had been available during those earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. No performance information is available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund and Mid Cap Value Fund because these Funds did not commence operations until December 31, 2002.

               The average annual return before taxes assumes that (1) the initial sales load is deducted from the initial $1,000 payment;
               (2) all distributions by a Fund are invested at the price stated in the Prospectus on the reinvestment dates during the period; and (3) shares were held for the entire measurement periods and completely redeemed with the deferred sales load deducted at the time, in the amount and under the terms disclosed in the Prospectus. The average annual total return before taxes of the Funds' Class C Shares (computed to include the returns of the Predecessor Funds prior to the reorganization, except for Strategic Value Fund and International Value Fund, which do not have Predecessor Funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2002, is shown in the table below.


                                                         Average Annual Total Return (Before Taxes)
                                           Number                                     Life of Fund
                             Inception    of Months      One       Five      Ten       (including
Fund Name                     Date(1)    in Lifetime     Year      Years    Years   Predecessor Fund)
-----------------------------------------------------------------------------------------------------
Growth Fund                   9/13/93       106.5       (31.89%)   (0.75%)   N/A           7.02%
Aggressive Growth Fund        9/13/93       106.5       (37.03%)   (1.13%)   N/A           6.54%
Capital Appreciation Fund     5/01/97          63       (18.32%)    7.52%    N/A          12.28%
Core Equity Fund              5/01/97          63       (19.73%)    7.31%    N/A          11.81%
Balanced Fund                 9/13/93       106.5        (8.67%)    8.31%    N/A          11.40%
Growth and Income Fund        5/01/98          51       (20.95%)      N/A    N/A           5.32%
Strategic Value Fund          8/01/00          24       (26.04%)      N/A    N/A         (19.32%)
International Fund            5/02/94          99       (25.51%)    0.86%    N/A           9.23%
Worldwide Fund                9/13/93       106.5       (27.26%)    0.86%    N/A          10.69%
International Value Fund(2)   5/01/01          15        (5.20%)      N/A    N/A          (5.63%)
Flexible Income Fund          9/13/93       106.5         3.68%     5.25%    N/A           6.72%


(1) Of Predecessor Fund, if applicable.
(2) Formerly, Global Value Fund.

               Yield quotations for a Fund are based on the investment income per Share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                           YIELD = 2[(a - b + 1)(6) - 1]
                                      -----
                                       cd

                where a   = dividend and interest income
                      b   = expenses accrued for the period (net of
                            reimbursements)
                      c   = average daily number of shares outstanding
                            during the period that were entitled to
                            receive dividends
                      d   = maximum net asset value (Class I Shares) or
                            maximum offering price (Class C Shares) per
                            share on the last day of the period

               The yield for the 30-day period ended July 31, 2002, for Flexible Income Fund's Class I Shares is 4.10%, and for Flexible Income Fund's Class C Shares is 3.57%. The yield for Class C Shares of Flexible Income Fund is based on Flexible Income Fund's Class I Shares' yield, adjusted for Class C Shares' expenses. Class C Shares of Flexible Income Fund were not available until September 30, 2002. The maximum offering price for Class C Shares includes the initial sales charge for purposes of calculating Flexible Income Fund's Class C Shares' yield. The CDSC is not considered when calculating Flexible Income Fund's Class C Shares' yield.

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index Dow Jones Industrial Average, the Wilshire 5000 Index, the Russell 2000 Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell Mid Cap Growth Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Value Index, the Russell Mid Cap Value Index, the Standard and Poor's 600 Small Cap Index, the Dow Jones World Index, the Standard & Poor's/BARRA Value Index, the Standard & Poor's/BARRA Growth Index, the Nasdaq 100, the Lehman Brothers Intermediate Term Government/Corporate Bond Index, the Investment Week 100 Index and the Nasdaq composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund, International Fund and International Value Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R)) Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


               The following audited financial statements for the Funds' Class I Shares for the period ended July 31, 2002 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2002. No financial statements are available for Class C Shares because Class C Shares had not commenced operations as of July 31, 2002. No financial statements are available for Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund or Mid Cap Value Fund because these Funds had not commenced operations as of July 31, 2002.


               Schedules of Investments as of July 31, 2002

               Statements of Operations for the period ended July 31, 2002

               Statements of Assets and Liabilities as of July 31, 2002

               Statements of Changes in Net Assets for the periods ended July 31, 2002 and 2001

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Report of Independent Accountants

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to
                                             the adverse effects of changing
                                             circumstances and economic conditions.
                BBB-........................ Adequate capacity to pay principal and interest; normally exhibit adequate
                                             protection parameters, but adverse
                                             economic conditions or changing
                                             circumstances more likely to lead to a
                                             weakened capacity to pay principal and
                                             interest than for higher rated bonds.
                Non-Investment Grade
                BB+, B, CCC, CC, C.......... Predominantly speculative with respect to the issuer's capacity to meet
                                             required interest and principal
                                             payments. BB -- lowest degree of
                                             speculation; C -- the highest degree of
                                             speculation. Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk exposure to
                                             adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                --------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured.
                                             Interest and principal appear adequate
                                             for the present but certain protective
                                             elements may be lacking or may be
                                             unreliable over any great length of
                                             time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and
                                             principal payments not well safeguarded
                                             during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance
                                             of timely interest and principal
                                             payments or maintenance of other
                                             contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

               Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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 114

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

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 116

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

                                  [JANUS LOGO]
                                         www.janus.com

                                         100 Fillmore Street
                                         Denver, Colorado 80206-4928
                                         1-800-525-0020

--------------------------------------------------------------------------------

2002 ANNUAL REPORT

--------------------------------------------------------------------------------

                                         Janus Adviser Growth Fund

                                         Janus Adviser Aggressive Growth Fund

                                         Janus Adviser Capital Appreciation Fund

                                         Janus Adviser Core Equity Fund

                                         Janus Adviser Balanced Fund

JANUS ADVISER SERIES                     Janus Adviser Growth and Income Fund

                                         Janus Adviser Strategic Value Fund

                                         Janus Adviser International Fund

                                         Janus Adviser Worldwide Fund

                                         Janus Adviser Global Value Fund

                                         Janus Adviser Flexible Income Fund

                                         Janus Adviser Money Market Fund

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

JANUS ADVISER SERIES
Market Overview .............................................     1

Portfolio Managers' Commentaries and Schedules of Investments
   Growth Fund ..............................................     2

Aggressive Growth Fund ......................................     6

Capital Appreciation Fund ...................................    10

Core Equity Fund ............................................    13

Balanced Fund ...............................................    17

Growth and Income Fund ......................................    23

Strategic Value Fund ........................................    27

International Fund ..........................................    30

Worldwide Fund ..............................................    35

Global Value Fund ...........................................    40

Flexible Income Fund ........................................    43

Money Market Fund ...........................................    48

Statements of Assets and Liabilities ........................    50

Statements of Operations ....................................    52

Statements of Changes in Net Assets .........................    54

Financial Highlights ........................................    58

Notes to Schedules of Investments ...........................    64

Notes to Financial Statements ...............................    65

Explanations of Charts, Tables
   and Financial Statements .................................    72

Trustees and Officers .......................................    74

Report of Independent Accountants ...........................    79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MARKET OVERVIEW

Equity markets were volatile throughout the year, as mixed economic data kept investors guessing about when a recovery in corporate earnings would finally materialize. Several strong rallies, including significant gains following post-September 11 lows, did little to salve the wounds from an over-reactive investment community. Steady strength in U.S. consumer spending and the lowest interest rate environment in 40 years may have kept the economy from slipping into a deeper recession, but confidence eventually ebbed by early summer. As a result, the broader market retraced much of its gains as investors returned to the sidelines, disheartened by the inability of companies to live up to their more bullish expectations and increasingly wary of the long and painful earnings recession that has characterized the market for more than a year.

Through most of the period, the market was continually shaken by a crisis of confidence related to the still-unfolding Enron scandal and other high-profile missteps among major U.S. corporations. The sheer scope of these wrongdoings gave rise to a deep mistrust of companies with even a hint of complexity in their balance sheets. The ongoing threat of terrorism also remains a factor and continues to cloud what was already an unusually opaque market.

Meanwhile, overseas markets generally took their cues from the U.S., which has maintained its status as the single most important engine of global economic growth despite the current downturn. There were, however, clear pockets of strength in the world - most notably in Asia. For example, the struggling Japanese economy - typically the Asian growth barometer - offered recent glimmers of hope in the wake of a decade-long downturn. In particular, a weakening U.S. dollar against the yen has helped that country's export-dependent industries in recent months. Korea was also a bright spot in the international spectrum, fueled by steady growth in that country's automobile and consumer electronics exports.

In the fixed-income arena, corporate scandals impacted the bond markets just as hard, if not swifter and broader in scope, than equities. The market was extremely volatile, as the ratio of credit downgrades to upgrades reached alarming proportions. Rather suddenly, major credit ratings agencies such as Standard & Poor's and Moody's raised the bar for corporate borrowers. While this should improve the transparency of the market and reduce the number of drastic surprises in the long term, it also had the unfortunate effect of dramatically increasing the volatility of credit spreads in the short term.

In the pages that follow, your portfolio manager discusses what he or she has done to position your fund in the face of an extremely difficult market. We ask that you read these perspectives carefully, and we are hopeful that within them you will find, as we have, reasons to be optimistic. Foremost among these reasons are the intense emotional drivers that have battered stock prices downward and, as a result, caused several areas of the market to become undervalued. Because the Janus investment process is - and always has been - based on identifying and capitalizing on the undervaluation of individual securities, we believe many opportunities are being created for our shareholders in this challenging market.

With this in mind, we are working harder than ever to deliver long-term performance and remain worthy of your confidence.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Adviser Series July 31, 2002  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND                      Blaine Rollins, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Growth Fund lost 30.51% while its benchmark, the S& P 500 Index, dropped 23.62%.(1)

[PHOTO]

Stocks swung between record-breaking gains and losses during the period. After plunging sharply in the wake of the terrorist attacks, shares bounced back at year-end on hopes for a turnaround in the economy and company profits in 2002. Signs early in the year pointing to an economic recovery were welcomed by investors, who bid stocks higher. Meanwhile, despite rising unemployment, consumers continued to spend, particularly on homes and cars, as the Federal Reserve kept interest rates at a 40-year low of 1.75%. By April, however, lackluster corporate earnings and mixed economic data led many to question the strength of the rebound. That negative sentiment was magnified as one high-profile company after another found itself the target of government accounting probes and consumer confidence stumbled. All major equity benchmarks ended the period in the red, dropping to lows not seen since September.

This widespread pessimism tainted many of our stocks. Following the bankruptcy of cable television operator Adelphia Communications and long-distance telephone company WorldCom, the market punished nearly every holding that uses cash flow as its key measure. For us, that translated into large losses in cable firm Comcast and AOL Time Warner, which owns the second-largest cable franchise in the U.S. Ironically, the fundamentals of both companies are improving immensely as the capital expense-per-subscriber ratio is falling, but few investors want to acknowledge the progress, instead choosing to assign guilt by association.

AOL Time Warner was also pressured by its exposure to the advertising industry, a management shakeup within its America Online unit and an SEC accounting inquiry. Nevertheless, ad sales are starting to show signs of a recovery while America Online remains a high recurring-revenue division. From a valuation standpoint, its share price reached a level at which we were buying its cable business and some publishing assets - and, in my opinion, all of AOL's other businesses were essentially free. Although there's definitely room for improvement, AOL boasts a great mix of businesses that I want to continue to own.

Of course, even with all of our legwork, there's still a slight risk that a troublesome issue may surface. For us, that situation materialized at conglomerate Tyco International, where the former chief executive officer, Dennis Kozlowski, resigned amid tax evasion charges. Unfortunately, the matter added scrutiny to a company that didn't need it: Tyco is already dealing with significant debt issues, and its stock is down considerably. Frankly, I'm still comfortable with our position. The company controls some extremely strong franchises, and it spun off its CIT Group financial arm to help address short-term credit questions. From a valuation standpoint, Tyco is extremely attractive, although I now view it as a turnaround story, not a rising growth star.

On the plus side, we were pleased with the performance of Tenet Healthcare, a hospital chain that is realizing the benefits of scale. Through the second half of the 1990s, Tenet built up its portfolio by purchasing hospitals all over the country. Over the past couple of years, however, it has adopted a regional cluster strategy. This geographic focus gives the corporation increased leverage in pricing negotiations in addition to lower operating costs. Furthermore, Tenet is emphasizing collecting receivables more effectively, which has dramatically accelerated free cash flow.

Also logging positive returns was Coca-Cola, the worldwide soft drink maker that has grown due in part to improvements in its distribution system. Rather than focusing solely on its red-canned Coke product, the company is evolving into the source for a wide variety of soft drinks. Furthermore, Coca-Cola is ensuring that its products are restocked in retail stores on a nearly daily basis. Plus, with more than 60% of its revenues and over 75% of its profits coming from overseas, the weakened U.S. dollar has enhanced Coke's bottom line.

Over the last 18 months, we've diversified into different industries and end markets and invested in what we believe are good companies that I want to own for the long haul. More and more, our conviction may set us apart from much of the investing community in that the market has become so focused on the short term that few long-term shareholders exist. Yet my goal remains to build a portfolio of the best businesses and best management teams, because those are the companies that we believe will thrive in the long run.

Thank you for your investment in Janus Adviser Growth Fund.

Portfolio Asset Mix
(% of Net Assets)                            July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                         98.8%                90.1%
  Foreign                                         6.5%                 8.0%
  Europe                                          1.7%                 3.8%
Top 10 Equities                                  36.5%                39.8%
Number of Stocks                                   101                   96
Cash and Cash Equivalents                         1.2%                 9.9%

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
-------------------------------------------------------------------------------
  1 Year                                                                (30.51)%
  5 Year                                                                   0.25%
  From Inception Date of Predecessor Fund 9/13/93                          7.77%
-------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 9/13/93                          9.96%
-------------------------------------------------------------------------------

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year             Five Year             Since 9/13/93*
(30.51)%               0.25%                   7.77%
-----------------------------------------------------------------

Janus Adviser
Growth Fund
$19,595

S&P 500 Index
$23,249

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth Fund and the S&P 500 Index. Janus Adviser Growth Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth Fund ($19,595) as compared to the S&P 500 Index ($23,249).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 98.8%
Advertising Sales - 0.6%
      55,655    Lamar Advertising Co.* ......................     $    1,757,585

Aerospace and Defense - 1.9%
      39,240    General Dynamics Corp. ......................          3,175,301
      33,455    Lockheed Martin Corp. .......................          2,144,800

                                                                       5,320,101

Airlines - 1.4%
      68,590    Ryanair Holdings PLC (ADR)* .................          2,205,854
     136,035    Southwest Airlines Co. ......................          1,878,643

                                                                       4,084,497

Applications Software - 0.8%
      67,155    BARRA, Inc.* ................................          2,261,780

Beverages - Non-Alcoholic - 1.1%
      63,695    Coca-Cola Co. ...............................          3,180,928

Broadcast Services and Programming - 0.7%
      77,527    Clear Channel Communications, Inc.* .........          2,019,578

Building - Mobile Home and Manufactured Housing - 1.7%
     135,540    Clayton Homes, Inc. .........................     $    1,856,898
      85,610    Winnebago Industries, Inc. ..................          3,043,435

                                                                       4,900,333

Building - Residential and Commercial - 0.2%
       2,400    NVR, Inc.* ..................................            692,400

Cable Television - 4.6%
     626,623    Comcast Corp. - Special Class A* ............         13,096,421

Casino Services - 0.3%
      13,240    International Game Technology* ..............            771,230

Chemicals - Specialty - 3.2%
      39,420    Ecolab, Inc. ................................          1,811,349
     151,645    Sigma-Aldrich Corp. .........................          7,266,828

                                                                       9,078,177

Commercial Banks - 0.3%
      10,310    M&T Bank Corp. ..............................            861,916

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series July 31, 2002  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Services - Finance - 1.1%
      60,215    Concord EFS, Inc.* ..........................     $    1,174,193
      72,410    Paychex, Inc. ...............................          1,905,107

                                                                       3,079,300

Computer Services - 0.2%
      34,130    Ceridian Corp.* .............................            590,790

Containers - Metal and Glass - 0.3%
      22,820    Ball Corp. ..................................            981,716

Containers - Paper and Plastic - 0.6%
      29,965    Bemis Company, Inc. .........................          1,440,118
      12,435    Sealed Air Corp.* ...........................            180,432

                                                                       1,620,550

Cosmetics and Toiletries - 5.5%
     214,407    Colgate-Palmolive Co. .......................         11,009,799
      49,927    Procter & Gamble Co. ........................          4,443,004

                                                                      15,452,803

Data Processing and Management - 1.3%
      23,600    Automatic Data Processing, Inc. .............            880,044
      69,182    Fiserv, Inc.* ...............................          2,380,553
      19,705    SEI Investments Co. .........................            518,439

                                                                       3,779,036

Distribution and Wholesale - 0.6%
      33,650    W.W. Grainger, Inc. .........................          1,650,196

Diversified Operations - 3.8%
      25,890    3M Co. ......................................          3,257,739
      50,215    ARAMARK Corp. - Class B* ....................          1,079,622
     166,195    Cendant Corp.* ..............................          2,296,815
      21,390    Illinois Tool Works, Inc. ...................          1,411,526
      17,220    ITT Industries, Inc. ........................          1,100,014
     115,220    Tyco International, Ltd. ....................          1,474,816

                                                                      10,620,532

E-Commerce/Products - 1.0%
     200,605    Amazon.com, Inc.* ...........................          2,900,548

E-Commerce/Services - 0.7%
      34,533    eBay, Inc.* .................................          1,971,489

Electronic Components - Semiconductors - 0.4%
      36,435    National Semiconductor Corp.* ...............            659,838
      46,715    NVIDIA Corp.* ...............................            517,135

                                                                       1,176,973

Fiduciary Banks - 3.9%
     251,244    Bank of New York Company, Inc. ..............          8,044,833
      78,433    Northern Trust Corp. ........................          3,123,986

                                                                      11,168,819

Finance - Commercial - 1.1%
     138,140    CIT Group, Inc.* ............................          3,102,624

Finance - Consumer Loans - 0.2%
      14,040    Household International, Inc. ...............            599,087

Financial Guarantee Insurance - 2.3%
      80,445    MGIC Investment Corp. .......................          5,068,035
      42,310    PMI Group, Inc. .............................          1,502,851

                                                                       6,570,886

Food - Retail - 0.2%
      13,210    Whole Foods Market, Inc.* ...................            579,523

Food - Wholesale/Distribution - 0.8%
      84,225    Sysco Corp. .................................     $    2,194,061

Hazardous Waste Disposal - 0.1%
      11,200    Stericycle, Inc.* ...........................            369,712

Health Care Cost Containment - 0.3%
      33,965    First Health Group Corp.* ...................            853,880

Hospital Beds and Equipment - 0.8%
      44,280    Hillenbrand Industries, Inc. ................          2,393,777

Human Resources - 0.3%
      40,840    Robert Half International, Inc.* ............            814,758

Industrial Gases - 0.2%
      12,310    Praxair, Inc. ...............................            643,813

Instruments - Scientific - 0.9%
      64,157    Dionex Corp.* ...............................          1,636,645
      26,675    Millipore Corp. .............................            882,943

                                                                       2,519,588

Insurance Brokers - 0.5%
      52,645    Arthur J. Gallagher & Co. ...................          1,548,289

Internet Brokers - 1.5%
     460,345    Charles Schwab Corp. ........................          4,120,088

Life and Health Insurance - 3.2%
     156,730    AFLAC, Inc. .................................          4,922,889
      73,335    StanCorp Financial Group, Inc. ..............          4,090,626

                                                                       9,013,515

Machine Tools and Related Products - 1.6%
     139,190    Kennametal, Inc. ............................          4,515,324

Medical - Drugs - 0.5%
      18,085    Forest Laboratories, Inc.* ..................          1,401,045

Medical - HMO - 0.7%
      22,145    UnitedHealth Group, Inc. ....................          1,941,231

Medical - Hospitals - 4.4%
     261,270    Tenet Healthcare Corp.* .....................         12,449,515

Medical - Outpatient and Home Medical Care - 0.7%
      87,780    Apria Healthcare Group, Inc.* ...............          2,055,808

Medical - Wholesale Drug Distributors - 0.6%
      27,450    Cardinal Health, Inc. .......................          1,581,120

Medical Instruments - 1.1%
      93,565    Apogent Technologies, Inc.* .................          1,815,161
      33,120    St. Jude Medical, Inc.* .....................          1,258,560

                                                                       3,073,721

Medical Labs and Testing Services - 1.1%
      87,730    Laboratory Corporation of
                  America Holdings* .........................          3,009,139

Medical Products - 0.8%
      10,585    Johnson & Johnson ...........................            561,005
      24,000    Stryker Corp. ...............................          1,214,880
         849    Synthes-Stratec, Inc. .......................            455,472

                                                                       2,231,357

Metal Processors and Fabricators - 0.3%
      29,540    Precision Castparts Corp. ...................            773,948

Motorcycle and Motor Scooter Manufacturing - 0.6%
      37,740    Harley-Davidson, Inc. .......................          1,787,366

Multi-Line Insurance - 0.6%
      34,835    PartnerRe, Ltd. .............................          1,682,531

See Notes to Schedules of Investments and Financial Statements

4  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 7.5%
     946,475    AOL Time Warner, Inc.* ......................     $   10,884,463
     264,924    Viacom, Inc. - Class B* .....................         10,310,842

                                                                      21,195,305

Networking Products - 1.3%
     281,919    Cisco Systems, Inc.* ........................          3,718,512

Optical Supplies - 0.8%
      60,520    Alcon, Inc.* ................................          2,130,304

Pipelines - 0.6%
      37,655    Kinder Morgan, Inc. .........................          1,566,825

Property and Casualty Insurance - 2.3%
      33,037    W. R. Berkley Corp. .........................          1,166,536
      71,300    XL Capital, Ltd. - Class A ..................          5,283,330

                                                                       6,449,866

Radio - 0.3%
      41,495    Hispanic Broadcasting Corp.* ................            986,336

Reinsurance - 2.5%
           5    Berkshire Hathaway, Inc. - Class A* .........            341,500
       1,410    Berkshire Hathaway, Inc. - Class B* .........          3,224,670
      27,490    Everest Re Group, Ltd. ......................          1,505,078
      50,025    RenaissanceRe Holdings, Ltd. ................          1,950,975

                                                                       7,022,223

Resorts and Theme Parks - 1.2%
     225,000    Six Flags, Inc.* ............................          3,379,500

Retail - Building Products - 1.7%
     154,615    Home Depot, Inc. ............................          4,774,511

Retail - Consumer Electronics - 0.9%
      78,472    Best Buy Company, Inc.* .....................          2,581,729

Retail - Discount - 0.7%
      55,826    Costco Wholesale Corp.* .....................          1,946,653

Retail - Drug Store - 2.6%
     209,985    Walgreen Co. ................................          7,418,770

Schools - 0.9%
      67,627    Apollo Group, Inc. - Class A* ...............          2,654,360

Semiconductor Components/Integrated Circuits - 8.1%
     388,550    Linear Technology Corp. .....................         10,521,934
     349,969    Maxim Integrated Products, Inc.* ............         12,311,909

                                                                      22,833,843

Semiconductor Equipment - 0.9%
      64,290    KLA-Tencor Corp.* ...........................          2,532,383

Super-Regional Banks - 0.3%
      14,060    Fifth Third Bancorp .........................            928,944

Television - 1.0%
     103,324    Univision Communications, Inc. - Class A* ...          2,954,033

Textile - Home Furnishings - 0.1%
       4,665    Mohawk Industries, Inc.* ....................            221,588

Tools - Hand Held - 1.1%
      86,445    Stanley Works Co. ...........................          3,119,800

Transportation - Railroad - 0.6%
       9,010    Canadian National Railway Co. ...............            432,687
      28,715    Canadian National Railway Co.
                  (New York Shares) .........................          1,378,033

                                                                       1,810,720

Transportation - Services - 1.8%
      30,130    Expeditors International of Washington, Inc.      $      888,835
      63,430    United Parcel Service, Inc. - Class B .......          4,144,516

                                                                       5,033,351
--------------------------------------------------------------------------------
Total Common Stock (cost $341,105,933) ......................        280,102,960
--------------------------------------------------------------------------------
Total Investments (total cost $341,105,933) - 98.8% .........        280,102,960
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.2%          3,309,795
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  283,412,755
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                       % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                  4.3%                     $   11,896,730
Canada                                   0.6%                          1,810,720
Ireland                                  0.8%                          2,205,854
Switzerland                              0.9%                          2,585,776
United States                           93.4%                        261,603,880
--------------------------------------------------------------------------------
Total                                  100.0%                     $  280,102,960

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series July 31, 2002  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER AGGRESSIVE GROWTH FUND                           Jonathan Coleman,
                                                               portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Aggressive Growth Fund declined 35.79%, underperforming its benchmark, the S&P Midcap 400 Index, which fell 12.65%.(1)

[PHOTO]

Starting February 1, 2002, I assumed management of the Fund from Jim Goff, coincident with Jim's appointment to the new full-time role of Director of Research. Almost immediately, I began to re-position the Fund, which now includes about 80 holdings comprising broader industry and sector exposure. Already, I am encouraged by early signs that these steps have brought the Fund toward performance more in line with its index. For example, from February 1 through the end of the period, the Fund declined 19.08%, compared to the S&P Midcap 400 Index, which declined 12.14%.(1)

Overall, it has been an extraordinary and frustrating year for investors, as the markets were whipsawed by hopes of a strong economic recovery, followed by concern about a double dip recession, and compounded by concerns about the quality of corporate accounting in the wake of scandals at WorldCom and Adelphia Communications. While short term fluctuations have been extremely painful in many of our holdings, I continue to attempt to position the Fund for good "all-weather" performance. I feel this is best done by owning stocks in a broad array of industries that have good long-term growth prospects, but that are also generating significant free cash flow right now.

Among the individual stocks that detracted from performance was Crown Castle, which leases the infrastructure that supports the wireless networks of telecom service providers. The stock has been punished by concerns over the health of its struggling customer base, and while we believe this condition to be temporary, I felt it was prudent to reduce our exposure until Crown Castle's customers achieve better financial footing.

The Fund also lost ground in Paychex, a national payroll and benefit processing firm. Paychex has been hurt as the interest income it receives from payroll tax float it keeps from customers is reduced by the current low interest rate environment. I significantly reduced the position to help further diversify the Fund.

Online auctioneer eBay also retreated, even though the company's growth in core auction listings remains impressive. Also, eBay is pushing to create new online markets to expand its reach and future growth potential. So far, it has excelled in innovative approaches to home sales, auto sales and a fixed-price auction concept.

Helping to soften our overall losses with significant gains was Apollo Group, which operates the University of Phoenix. This education bellwether continues to grow market share in the face of a soft economy, as more adults look to upgrade their skill sets. Exploding margins at its growing number of campuses are supplemented by its even more profitable online study programs. Double-digit state college tuition hikes have created a nice pricing umbrella for Apollo, while its exposure to tuition payment default is much lower than most higher education institutions. Indeed, tuition for nearly two-thirds of its student base is subsidized through corporate reimbursement programs.

AFLAC also performed well. After a sales force restructuring, the insurance firm has shown double-digit new sales growth in the Japanese market, where it enjoys an astounding 85% market share in supplemental insurance. With the wind from the enormously successful AFLAC duck ad campaign at its back, this franchise has a great opportunity for growth in the U.S. market.

Another winner was St. Jude Medical, a manufacturer of medical devices targeting a wide range of cardiac disorders. The company has revitalized its product offerings in recent years and should continue to expand operating margins nicely as sales volume improves. We feel the company can grow revenues and earnings without being tied to economic cycles.

We are observing an amazing time in the market's history. The general distrust for corporate governance has created an environment in which fundamentally sound companies are being attacked and many stocks are extremely volatile as a result. Ultimately, however, investors will return to companies generating growth in revenues, earnings and, most importantly, free cash flow.

Going forward, I will continue to look for ideas in diverse areas of the market, which I believe is the best way to limit the Fund's exposure from the painful rotation that the market is enduring. Thanks to the efforts of the entire Janus research team, I am finding those opportunities every day in a broad array of mid-cap stocks.

Thank you for your investment in Janus Adviser Aggressive Growth Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                           82.7%               95.9%
Top 10 Equities                                    23.6%               34.1%
Number of Stocks                                     86                  67
Cash and Cash Equivalents                          17.3%                4.1%

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

6  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
-------------------------------------------------------------------------------
  1 Year                                                                 (35.79)%
  5 Year                                                                  (0.26)%
  From Inception Date of Predecessor Fund 9/13/93                          7.29%
-------------------------------------------------------------------------------
S&P MidCap 400 Index
  1 Year                                                                 (12.65)%
  5 Year                                                                   8.24%
  From Inception Date of Predecessor Fund 9/13/93                         12.77%
-------------------------------------------------------------------------------

Aggressive funds may be subject to greater price volatility.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P MidCap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year             Five Year             Since 9/13/93*
(35.79)%              (0.26)%                  7.29%
-----------------------------------------------------------------

Janus Adviser
Aggressive Growth
Fund
$18,699

S&P MidCap
400 Index
$29,086

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Aggressive Growth Fund and the S&P Mid Cap 400 Index. Janus Adviser Aggressive Growth Fund is represented by a shaded area of blue. The S&P Mid Cap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Aggressive Growth Fund ($18,699) as compared to the S&P Mid Cap 400 Index ($29,086).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 82.7%
Advertising Agencies - 0.8%
      92,540    Interpublic Group of Companies, Inc. ........     $    1,935,011

Advertising Sales - 2.0%
     149,627    Lamar Advertising Co.* ......................          4,725,221

Airlines - 1.4%
         890    Ryanair Holdings PLC (ADR)* .................             28,622
     246,700    Southwest Airlines Co. ......................          3,406,927

                                                                       3,435,549

Building - Mobile Home and Manufactured Housing - 0.4%
      67,710    Clayton Homes, Inc. .........................            927,627

Building - Residential and Commercial - 0.9%
       7,710    NVR, Inc.* ..................................          2,224,335

Casino Services - 1.3%
      54,655    International Game Technology* ..............          3,183,654

Commercial Banks - 2.7%
      23,940    Commerce Bancorp, Inc. ......................     $    1,106,507
      17,165    M&T Bank Corp. ..............................          1,434,994
      77,635    National Commerce Financial Corp. ...........          1,999,101
      50,360    North Fork Bancorporation, Inc. .............          2,045,120

                                                                       6,585,722

Commercial Services - Finance - 4.2%
     112,015    Concord EFS, Inc.* ..........................          2,184,292
      75,880    Moody's Corp. ...............................          3,763,648
     156,722    Paychex, Inc. ...............................          4,123,356

                                                                      10,071,296

Computers - 0.6%
      92,925    Apple Computer, Inc.* .......................          1,418,035

Containers - Metal and Glass - 1.0%
      57,625    Ball Corp. ..................................          2,479,027

Data Processing and Management - 0.6%
      42,550    Certegy, Inc.* ..............................          1,392,236

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series July 31, 2002  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Disposable Medical Products - 0.3%
      10,980    C.R. Bard, Inc. .............................     $      593,689

Distribution and Wholesale - 0.7%
      12,090    Fastenal Co. ................................            460,266
      26,915    W.W. Grainger, Inc. .........................          1,319,912

                                                                       1,780,178

Diversified Operations - 2.1%
     264,345    Cendant Corp.* ..............................          3,653,248
      14,140    SPX Corp.* ..................................          1,477,630

                                                                       5,130,878

E-Commerce/Services - 2.8%
      95,580    eBay, Inc.* .................................          5,456,662
      77,341    TMP Worldwide, Inc.* ........................          1,194,145

                                                                       6,650,807

Electric Products - Miscellaneous - 0.6%
      41,100    AMETEK, Inc. ................................          1,350,957

Electronic Components - Semiconductors - 1.4%
      72,716    Cree, Inc.* .................................          1,099,466
      67,625    National Semiconductor Corp.* ...............          1,224,689
      93,805    NVIDIA Corp.* ...............................          1,038,421

                                                                       3,362,576

Electronic Design Automation - 0.7%
     129,650    Cadence Design Systems, Inc.* ...............          1,614,142

Entertainment Software - 2.0%
      80,565    Electronic Arts, Inc.* ......................          4,848,402

Fiduciary Banks - 1.3%
      77,945    Northern Trust Corp. ........................          3,104,549

Finance - Investment Bankers/Brokers - 1.2%
      50,880    Lehman Brothers Holdings, Inc. ..............          2,885,405

Financial Guarantee Insurance - 1.7%
      63,590    MGIC Investment Corp. .......................          4,006,170

Food - Dairy Products - 1.0%
      71,855    Dean Foods Co.* .............................          2,395,646

Health Care Cost Containment - 1.2%
     115,455    First Health Group Corp.* ...................          2,902,539

Hotels and Motels - 0.8%
      72,100    Starwood Hotels and Resorts Worldwide, Inc. .          1,852,970

Human Resources - 0.9%
     113,205    Robert Half International, Inc.* ............          2,258,440

Industrial Gases - 0.3%
      11,345    Praxair, Inc. ...............................            593,343

Instruments - Scientific - 0.2%
      17,735    Millipore Corp. .............................            587,028

Internet Brokers - 0.6%
     158,575    Charles Schwab Corp. ........................          1,419,246

Investment Management and Advisory Services - 0.8%
      71,135    T. Rowe Price Group, Inc. ...................          1,922,779

Life and Health Insurance - 2.1%
     163,320    AFLAC, Inc. .................................          5,129,881

Medical - Biomedical and Genetic - 1.5%
     157,980    Enzon, Inc.* ................................          3,570,348

Medical - Drugs - 2.5%
      47,495    Forest Laboratories, Inc.* ..................          3,679,438
     104,475    King Pharmaceuticals, Inc.* .................          2,215,915

                                                                       5,895,353

Medical - HMO - 0.9%
      31,120    Anthem, Inc.* ...............................     $    2,112,426

Medical - Hospitals - 2.2%
      65,175    Community Health Care Corp.* ................          1,613,081
     176,510    Health Management Associates, Inc.
                  - Class A* ................................          3,570,797

                                                                       5,183,878

Medical Instruments - 4.0%
     121,865    Apogent Technologies, Inc.* .................          2,364,181
     193,510    St. Jude Medical, Inc.* .....................          7,353,380

                                                                       9,717,561

Medical Labs and Testing Services - 3.6%
     177,310    Laboratory Corporation of
                  America Holdings* .........................          6,081,733
      43,025    Quest Diagnostics, Inc.* ....................          2,598,280

                                                                       8,680,013

Medical Products - 1.6%
       1,615    Biomet, Inc. ................................             41,877
      76,780    Stryker Corp. ...............................          3,886,604

                                                                       3,928,481

Non-Hazardous Waste Disposal - 0.1%
      19,455    Allied Waste Industries, Inc.* ..............            128,403

Oil Companies - Exploration and Production - 3.6%
      90,060    EOG Resources, Inc. .........................          3,088,157
      22,805    Murphy Oil Corp. ............................          1,896,236
      82,410    Ocean Energy, Inc. ..........................          1,639,959
      88,625    Pioneer Natural Resources Co.* ..............          2,145,611

                                                                       8,769,963

Oil Field Machinery and Equipment - 0.6%
      46,570    Smith International, Inc.* ..................          1,472,078

Optical Supplies - 0.3%
      21,805    Alcon, Inc.* ................................            767,536

Pipelines - 2.1%
     120,585    Kinder Morgan, Inc. .........................          5,017,542

Printing - Commercial - 0.6%
      36,535    Valassis Communications, Inc.* ..............          1,340,834

Property and Casualty Insurance - 1.7%
      41,287    W. R. Berkley Corp. .........................          1,457,844
      36,550    XL Capital, Ltd. - Class A ..................          2,708,355

                                                                       4,166,199

Radio - 3.2%
      74,989    Cox Radio, Inc. - Class A* ..................          1,743,494
      41,829    Entercom Communications Corp.* ..............          1,811,196
      94,488    Hispanic Broadcasting Corp.* ................          2,245,980
      62,685    Westwood One, Inc.* .........................          1,990,249

                                                                       7,790,919

Reinsurance - 4.9%
       2,985    Berkshire Hathaway, Inc. - Class B* .........          6,826,695
      43,500    Everest Re Group, Ltd. ......................          2,381,625
      65,220    RenaissanceRe Holdings, Ltd. ................          2,543,580

                                                                      11,751,900

Retail - Discount - 0.2%
      16,930    Fred's, Inc. ................................            498,589

Retail - Restaurants - 1.0%
      81,450    Yum! Brands, Inc.* ..........................          2,516,805

See Notes to Schedules of Investments and Financial Statements

8  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Satellite Telecommunications - 1.0%
     141,850    EchoStar Communications Corp.* ..............     $    2,313,574

Savings/Loans/Thrifts - 0.1%
      13,945    Sovereign Bancorp, Inc. .....................            202,063

Schools - 3.0%
     183,117    Apollo Group, Inc. - Class A* ...............          7,187,342

Semiconductor Components/Integrated Circuits - 1.2%
     227,010    Integrated Device Technology, Inc.* .........          2,905,728

Semiconductor Equipment - 1.3%
      40,825    KLA-Tencor Corp.* ...........................          1,608,097
      15,857    Mykrolis Corp.* .............................            123,843
      55,175    Novellus Systems, Inc.* .....................          1,489,173

                                                                       3,221,113

Textile - Home Furnishings - 0.8%
      42,580    Mohawk Industries, Inc.* ....................          2,022,550

Transportation - Railroad - 0.2%
      11,620    CSX Corp. ...................................            401,703

Transportation - Services - 0.3%
      26,060    Expeditors International of Washington, Inc.             768,770

Travel Services - 1.1%
     124,550    USA Interactive* ............................          2,746,203

Wireless Equipment - 0.5%
     501,369    Crown Castle International Corp.* ...........          1,153,149
--------------------------------------------------------------------------------
Total Common Stock (cost $230,581,301) ......................        198,998,361
--------------------------------------------------------------------------------
Repurchase Agreement - 15.7%
$ 37,800,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $37,801,932
                  collateralized by $43,359,997
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $38,556,015
                  (cost $37,800,000) ........................         37,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $268,381,301) - 98.4% .........        236,798,361
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6%          3,844,085
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  240,642,446
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                    3.2%                   $    7,633,560
Ireland                                      0%                           28,622
Switzerland                                0.3%                          767,536
United States++                           96.5%                      228,368,643
--------------------------------------------------------------------------------
Total                                    100.0%                   $  236,798,361

++Includes Short-Term Securities (80.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                          Janus Adviser Series July 31, 2002  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND                        Scott Schoelzel,
                                                               portfolio manager

For the 12-month period ended July 31, 2002, Janus Adviser Capital Appreciation Fund fell 16.86%, beating its benchmark, the S&P 500 Index, which declined 23.62%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 11th out of 728 large-cap growth funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

As you can see from the Fund's returns, we continued to be justifiably defensive in our stock-picking. Although we did manage to meaningfully outperform the benchmark and the NASDAQ for the year, I am just as disappointed as I expect you are with our absolute returns. I believe the investment climate remains one of the most challenging in almost 70 years, and not since 1931, 1932 and 1933 have the popular averages performed this poorly on a rolling three-year basis. Nevertheless, we are determined to do better.

Dominating the investment landscape during the period was an unprecedented mix of terrorism fears, economic uncertainty, Middle East tension and the ever-widening corporate accounting and integrity scandals. Some good news is that a lot of stimulus remained in the system. Inflation hovered near zero, most bond yields were still quite attractive and excess inventories in select industries were somewhat worked down, although end demand is still very much in question.

Nevertheless, a steady flow of news regarding corporate fraud has been damaging. As this and other related issues escalated, the public's confidence continued to erode and the markets trended lower. It's quite clear that we will need to see some strong actions from both the government as well as the private sector on this issue before the markets begin to stabilize. Compelling stock valuations alone will not do it.

During the period, we continued to diversify your Fund by adding investments in the healthcare, insurance and consumer-branded products sectors while reducing our already downsized positions in technology. Some of the Fund's better-performing stocks included UnitedHealth Group and Oxford Health, both leaders in the managed healthcare industry, and Bank of America and Wells Fargo, two strong bank franchises.

Some of our poorer-performing stocks included our remaining investment in AOL Time Warner as well as our investments in the brokerage industry, including Goldman Sachs, Merrill Lynch and, to some extent, Citigroup and JP Morgan. During the period, we liquidated our positions in both Merrill Lynch and JP Morgan. Both companies have been ensnared in many of today's headline-grabbing scandals and their immediate futures remain too unpredictable.

One of our biggest disappointments during the period was our investment in AOL Time Warner. The easy and somewhat emotional thing to do would be to simply throw in the towel, sell it and move on - something I have been close to doing. Looking at things objectively, however, and having the benefit of some excellent research from our analysts, I believe the assets are too good. The "scandals" lack true merit and, at today's valuation, I cannot believe, if we take a long-term view from here, we won't make quite a bit of money on this position. Therefore, despite the stock's current unpopularity, I am willing to endure a while longer based on what I know now.

Finally, over the past three months alone, we have sold more stock than we have bought and, as a result, the cash position in your Fund was high at the end of the reporting period. I want to emphasize that this is simply a residual of our investment process and not in any way a macro call on "the market" as some have speculated. Simply put, when we can find companies we believe have an improving business and financial model, unquestioned managerial integrity and which are trading at a compelling valuation, we will invest your assets. When we are not convinced that all of those characteristics exist, we are content to wait patiently and continue our search.

I know the last three years have been disappointing, yet the Fund still ranks in the top 5% of all Lipper-ranked growth funds for the 1- and 5-year periods ended July 31, 2002.(2) Nonetheless, the Fund's returns have been disappointing, and I offer no excuses. However, we continue to do the focused research that we genuinely believe will pay off in the long run for our investors.

Thank you for your continued investment in Janus Adviser Capital Appreciation Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                         72.1%                69.4%
  Foreign                                         0.8%                 9.5%
  Europe                                          0.8%                 4.2%
Top 10 Equities                                  45.4%                34.3%
Number of Stocks                                   28                   31
Cash and Cash Equivalents                        27.9%                30.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Capital Appreciation Fund 2 out of 315 large-cap growth funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

10  Janus Adviser Series July 31, 2002

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (16.86)%
  5 Year                                                                   8.24%
  From Inception Date of Predecessor Fund 5/1/97                          12.99%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 5/1/97                           3.92%
--------------------------------------------------------------------------------

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year             Five Year             Since 5/1/97*
(16.86)%               8.24%                   12.99%
-----------------------------------------------------------------

Janus Adviser
Capital Appreciation
Fund
$18,988

S&P 500 Index
$12,236

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Capital Appreciation Fund and the S&P 500 Index. Janus Adviser Capital Appreciation Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Capital Appreciation Fund ($18,988) as compared to the S&P 500 Index ($12,236).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 72.1%
    Aerospace and Defense - 3.7%
     267,940    General Dynamics Corp. ......................     $   21,681,705

Applications Software - 4.3%
     524,720    Microsoft Corp.* ............................         25,160,324

Athletic Footwear - 0.9%
     111,530    Nike, Inc. - Class B ........................          5,497,314

Diversified Financial Services - 2.4%
     429,321    Citigroup, Inc. .............................         14,399,426

Diversified Operations - 2.3%
     105,275    3M Co. ......................................        13,246,753

Finance - Consumer Loans - 2.3%
     148,660    SLM Corp. ...................................         13,528,060

Finance - Investment Bankers/Brokers - 4.1%
     327,195    Goldman Sachs Group, Inc. ...................         23,934,314

Finance - Mortgage Loan Banker - 1.0%
      77,230    Fannie Mae ..................................          5,783,755

Food - Diversified - 0.3%
      35,045    Unilever N.V. (New York Shares) .............     $    1,974,786

Health Care Cost Containment - 0.6%
     103,480    McKesson Corp. ..............................          3,406,562

Insurance Brokers - 0.9%
     105,510    Marsh & McLennan Companies, Inc. ............          5,053,929

Medical - Biomedical and Genetic - 0.7%
     118,075    Genentech, Inc.* ............................          4,103,106

Medical - HMO - 9.1%
     315,000    Oxford Health Plans, Inc.* ..................         13,551,300
     453,240    UnitedHealth Group, Inc. ....................         39,731,018

                                                                      53,282,318

Medical Instruments - 4.2%
     609,605    Medtronic, Inc. .............................         24,628,042

Multi-Line Insurance - 5.0%
     461,920    American International Group, Inc. ..........         29,525,926

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 5.1%
   1,640,507    AOL Time Warner, Inc.* ......................     $   18,865,830
     287,400    Viacom, Inc. - Class B* .....................         11,185,608

                                                                      30,051,438

Oil Companies - Exploration and Production - 2.4%
     329,525    Anadarko Petroleum Corp. ....................         14,334,338

Oil Companies - Integrated - 3.6%
      57,695    BP PLC (ADR) ................................          2,677,048
     500,815    Exxon Mobil Corp. ...........................         18,409,959

                                                                      21,087,007

Retail - Building Products - 1.9%
     367,687    Home Depot, Inc. ............................         11,354,175

Retail - Regional Department Stores - 1.9%
     166,520    Kohl's Corp.* ...............................         10,990,320

Satellite Telecommunications - 0.9%
     323,967    EchoStar Communications Corp.* ..............          5,283,902

Super-Regional Banks - 10.3%
     431,635    Bank of America Corp. .......................         28,703,727
     626,960    Wells Fargo & Co. ...........................         31,887,186

                                                                      60,590,913

Transportation - Services - 3.9%
     348,670    United Parcel Service, Inc. - Class B .......         22,782,098

Wireless Equipment - 0.3%
      59,985    QUALCOMM, Inc.* .............................          1,648,388
--------------------------------------------------------------------------------
Total Common Stock (cost $461,490,842) ......................        423,328,899
--------------------------------------------------------------------------------
Repurchase Agreement - 13.5%
$ 79,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $79,704,074
                  collateralized by $91,423,062
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $81,294,031
                  (cost $79,700,000) ........................         79,700,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 17.0%
                Federal Home Loan Bank System:
  50,000,000      1.71%, 9/9/02 .............................         49,907,375
  50,000,000      1.67%, 9/27/02 ............................         49,867,792
--------------------------------------------------------------------------------
Total U.S. Government Agencies (amortized cost $99,775,167) .         99,775,167
--------------------------------------------------------------------------------
Total Investments (total cost $640,966,009) - 102.6% ........        602,804,066
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.6%)     (15,532,823)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  587,271,243
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Netherlands                                 0.3%                  $    1,974,786
United Kingdom                              0.5%                       2,677,048
United States++                            99.2%                     598,152,232
--------------------------------------------------------------------------------
Total                                     100.0%                  $  602,804,066

++Includes Short-Term Securities (69.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

12  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND                 Karen L. Reidy, portfolio manager

Janus Adviser Core Equity Fund lost 18.21% during the 12 months ended July 31, 2002, while its benchmark, the Standard & Poor's 500 Index, dropped 23.62%.(1) This performance earned the fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 68th out of 854 large-cap core funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

A host of weighty issues conspired against equity markets during the period. After collapsing in the wake of the September terrorist attacks, stocks staged a comeback at year-end on investor optimism for a recovery in the economy and company earnings in 2002. But shares turned lukewarm in the new year as fears over the accounting scandal that brought down energy trader Enron tainted the broader market. Still, interest rates at historic lows, rising industrial production and near-record home sales provided reasons for hope. But that hope quickly faded as faith in corporate America wavered. With signs the economic rebound was stalling and consumer confidence slipping, investors bid shares sharply lower in June and July. In the end, the most-watched U.S. equity benchmarks racked up big losses for the period.

Despite this negative environment, many of our holdings fared well. Minnesota Mining & Manufacturing, the 100-year-old industrial giant that officially changed its name to 3M in April, is one such example. Amid slowing growth in the U.S. and cooling demand overseas, the company has benefited from the leadership of new CEO Jim McNerny, who has implemented several aggressive cost-cutting and efficiency programs he learned during his tenure at General Electric. Among his most important initiatives is a new focus on pay for performance to motivate top executives. After only a year on the job, McNerny's strategic restructuring has already produced rising profits in the face of weaker sales. What's more, we believe improvements in working capital and free cash flow should provide a steady tailwind for the stock going forward.

Anheuser-Busch was a winner as well. The brewer, a company I've owned since I became manager of the Fund, typifies the kind of businesses I want to own. Over the years, the maker of Budweiser, Bud Light, Busch, Michelob and other specialty brands has impressed me with its rising free cash flow, declining capital intensity and dominant and growing market share. All in all, the company's consistent performance and top-notch management team continue to win my confidence.

Also among our standouts was Tenet Healthcare. Since the early 1990s, the corporation has focused its efforts on acquiring unprofitable hospitals at reasonable prices in geographic proximity to one another. Contributing to the success of this acquisition strategy is the fact that Tenet purchases facilities in areas populated by affluent retirees and then transforms them into hospitals offering specialized care in, for instance, cardiology or orthopedics. This allows Tenet to better leverage costs, resulting in improved margins and accelerating free cash flow growth. We expect above-average growth in admissions and a healthy pricing environment to provide further support for Tenet's stock going forward.

On the downside, Citigroup proved a disappointment. With investors focused on confidence issues, the financial services powerhouse suffered from its loan exposure to bankrupt long-distance phone company WorldCom and struggling Latin American economies. Compounding this negative sentiment were allegations that Wall Street research departments deceived investors with misleading stock recommendations and an SEC probe into accusations that Citigroup helped Enron hide debt. Still, we're impressed with Citigroup's strong fundamentals and attractive valuation and believe the franchise will reward us over the long run.

Elsewhere, payroll and tax filing processor Automatic Data Processing fell victim to the recession and hindered our results. As companies began to feel the effects of a sluggish economy, many were forced to lay off employees to boost the bottom line. Consequently, ADP saw its pays per control, or the number of employees on payroll, decline. At the same time, client losses increased when the slowdown required that businesses become more price sensitive. Nevertheless, we believe the pace of job creation and hiring will accelerate as the economy starts to pick up. While the double-digit earnings growth the firm enjoyed for over four decades may be behind us, we are confident that ADP's business will bounce back.

Looking ahead, despite the most attractive equity market valuations in years, I believe that emotions - more than fundamental weakness - may continue to drive the market. However, I am confident that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find solid opportunities that will potentially reward us over the long term.

Thank you for investing in Janus Adviser Core Equity Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                          88.5%                81.4%
  Foreign                                          7.9%                 4.5%
Top 10 Equities                                   25.9%                27.1%
Number of Stocks                                    78                   63
Cash, Cash Equivalents
  and Fixed Income Securities                     11.5%                18.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Core Equity Fund 2 out of 399 large-cap core funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (18.21)%
  5 Year                                                                   8.20%
  From Inception Date of Predecessor Fund 5/1/97                          12.73%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 5/1/97                           3.92%
--------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year             Five Year             Since 5/1/97*
(18.21)%               8.20%                  12.73%
-----------------------------------------------------------------

Janus Adviser
Core Equity Fund
$18,760

S&P 500 Index
$12,236

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Core Equity Fund and the S&P 500 Index. Janus Adviser Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1997, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Core Equity Fund ($18,760) as compared to the S&P 500 Index ($12,236).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 86.4%
Advertising Sales - 0.9%
       4,590    Lamar Advertising Co.* ......................     $      144,952

Applications Software - 1.0%
       3,270    Microsoft Corp.* ............................            156,796

Automotive - Cars and Light Trucks - 3.3%
       4,354    BMW A.G. ....................................            163,920
      17,060    Ford Motor Co. ..............................            229,798
       2,980    General Motors Corp. ........................            138,719

                                                                         532,437

Automotive - Truck Parts and Equipment - 1.9%
       3,665    Autoliv A.B. (SDR) ..........................             80,752
       6,690    Delphi Corp. ................................             66,632
       3,820    Lear Corp.* .................................            164,642

                                                                         312,026

Beverages - Non-Alcoholic - 1.6%
       5,985    PepsiCo, Inc. ...............................            256,996

Beverages - Wine and Spirits - 1.3%
      17,741    Diageo PLC ..................................     $      215,069

Brewery - 2.6%
       8,251    Anheuser-Busch Companies, Inc. ..............            426,659

Broadcast Services and Programming - 1.4%
       2,170    Clear Channel Communications, Inc.* .........             56,528
      20,730    Liberty Media Corp. - Class A* ..............            162,938

                                                                         219,466

Cable Television - 0.9%
       3,141    Comcast Corp. - Special Class A* ............             65,647
       3,090    Cox Communications, Inc. - Class A* .........             85,439

                                                                         151,086

Chemicals - Diversified - 1.1%
       4,170    E.I. du Pont de Nemours and Co. .............            174,765

Computer Services - 0.4%
       1,970    Electronic Data Systems Corp. ...............             72,437

See Notes to Schedules of Investments and Financial Statements

14  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Computers - 0.4%
       3,850    Apple Computer, Inc.* .......................     $       58,751

Computers - Peripheral Equipment - 1.2%
       3,890    Lexmark International Group, Inc. - Class A*             190,143

Consulting Services - 0.5%
       4,875    Accenture, Ltd. - Class A (New York Shares)*              80,438

Cosmetics and Toiletries - 2.7%
       5,000    Colgate-Palmolive Co. .......................            256,750
       1,935    Procter & Gamble Co. ........................            172,196

                                                                         428,946

Data Processing and Management - 3.3%
      10,392    Automatic Data Processing, Inc. .............            387,518
       4,130    First Data Corp. ............................            144,344

                                                                         531,862

Diversified Financial Services - 3.1%
      11,306    Citigroup, Inc. .............................            379,203
       2,845    Morgan Stanley Co. ..........................            114,796

                                                                         493,999

Diversified Operations - 8.1%
       3,165    3M Co. ......................................            398,252
      18,623    Bombardier, Inc. - Class B ..................            140,827
       8,769    General Electric Co. ........................            282,362
      14,840    Honeywell International, Inc. ...............            480,222

                                                                       1,301,663

Electronic Design Automation - 0.6%
       7,223    Cadence Design Systems, Inc.* ...............             89,926

Engineering - Research and Development - 1.0%
       4,830    Fluor Corp. .................................            155,043

Engines - Internal Combustion - 0.2%
       1,065    Cummins, Inc. ...............................             34,400

Finance - Consumer Loans - 1.4%
       5,220    Household International, Inc. ...............            222,737

Finance - Investment Bankers/Brokers - 1.8%
      11,615    J.P. Morgan Chase & Co. .....................            289,910

Food - Diversified - 1.8%
       7,395    H.J. Heinz Co. ..............................            284,338

Food - Meat Products - 0.4%
       5,405    Tyson Foods, Inc. - Class A .................             68,373

Food - Retail - 1.1%
       9,055    Kroger Co.* .................................            176,391

Hotels and Motels - 1.4%
       5,280    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................            126,984
       3,970    Starwood Hotels & Resorts Worldwide, Inc. ...            102,029

                                                                         229,013

Instruments - Controls - 0.4%
       2,345    Mettler-Toledo International, Inc.* .........             66,715

Insurance Brokers - 3.4%
      11,520    Marsh & McLennan Companies, Inc. ............            551,808

Life and Health Insurance - 2.1%
      10,790    AFLAC, Inc. .................................            338,914

Medical - Drugs - 2.6%
       9,570    Schering-Plough Corp. .......................     $      244,035
       4,450    Wyeth .......................................            177,555

                                                                         421,590

Medical - Hospitals - 1.6%
       5,465    Tenet Healthcare Corp.* .....................            260,407

Medical Products - 0.5%
       1,635    Johnson & Johnson ...........................             86,655

Multi-Line Insurance - 3.2%
       3,185    Allstate Corp. ..............................            121,062
       6,100    American International Group, Inc. ..........            389,912

                                                                         510,974

Multimedia - 5.3%
       7,560    AOL Time Warner, Inc.* ......................             86,940
       2,935    Entravision Communications Corp.* ...........             29,350
       5,450    Gannett Company, Inc. .......................            391,910
       8,743    Viacom, Inc. - Class B* .....................            340,278

                                                                         848,478

Oil Companies - Exploration and Production - 2.1%
       2,980    Apache Corp. ................................            153,470
       5,135    Burlington Resources, Inc. ..................            187,684

                                                                         341,154

Oil Companies - Integrated - 3.6%
       2,855    EnCana Corp. ................................             80,555
       2,850    EnCana Corp. (New York Shares) ..............             80,712
      11,245    Exxon Mobil Corp. ...........................            413,366

                                                                         574,633

Pipelines - 0.3%
       2,000    Kinder Morgan Management LLC* ...............             55,000

Property and Casualty Insurance - 2.0%
       2,275    Chubb Corp. .................................            147,625
       2,230    XL Capital, Ltd. - Class A ..................            165,243

                                                                         312,868

Reinsurance - 2.2%
         155    Berkshire Hathaway, Inc. - Class B* .........            354,485

Retail - Apparel and Shoe - 0.4%
       5,360    Gap, Inc. ...................................             65,124

Retail - Discount - 1.9%
       5,735    Target Corp. ................................            191,262
       2,224    Wal-Mart Stores, Inc. .......................            109,376

                                                                         300,638

Semiconductor Components/Integrated Circuits - 1.2%
       3,042    Linear Technology Corp. .....................             82,377
       3,244    Maxim Integrated Products, Inc.* ............            114,124

                                                                         196,501

Super-Regional Banks - 2.8%
       2,455    Bank of America Corp. .......................            163,258
      13,264    U.S. Bancorp ................................            283,717

                                                                         446,975

Telephone - Integrated - 0.6%
       9,700    AT&T Corp. ..................................             98,746

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER CORE EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Tobacco - 0.5%
       1,740    Philip Morris Companies, Inc. ...............     $       80,127

Toys - 1.0%
       8,680    Mattel, Inc. ................................            163,271

Transportation - Air Freight - 2.0%
      10,250    CNF, Inc. ...................................            326,258

Transportation - Services - 1.3%
       4,030    FedEx Corp. .................................            205,329
--------------------------------------------------------------------------------
Total Common Stock (cost $15,378,162) .......................         13,905,272
--------------------------------------------------------------------------------
Corporate Bonds - 0%
Brewery - 0%
$      5,000    Anheuser-Busch Companies, Inc., 6.00%
                  senior notes, due 4/15/11 .................              5,312
--------------------------------------------------------------------------------
Cellular Telecommunications - 0%
       5,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              4,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $9,972) .........................              9,937
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 2.0%
       3,075    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................            156,056
       3,575    General Motors Corp. - Series A
                  convertible, 4.50% ........................             88,910
         162    Porsche A.G. ................................             73,855

                                                                         318,821

Publishing - Newspapers - 0.1%
         279    Tribune Co., convertible, 2.00% .............             17,717
--------------------------------------------------------------------------------
Total Preferred Stock (cost $333,058) .......................            336,538
--------------------------------------------------------------------------------
Repurchase Agreement - 12.4%
$  2,000,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $2,000,102
                  collateralized by $2,294,180
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $2,040,001
                  (cost $2,000,000) .........................          2,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $17,721,192) - 100.9% .........         16,251,747
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)         (150,741)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   16,101,006
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                   1.5%                    $      245,681
Canada                                    2.6%                           429,078
Germany                                   1.5%                           237,775
Sweden                                    0.5%                            80,752
Switzerland                               0.4%                            66,715
United Kingdom                            1.3%                           215,069
United States++                          92.2%                        14,976,677
--------------------------------------------------------------------------------
Total                                   100.0%                    $   16,251,747

++Includes Short-Term Securities (79.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

16  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND                    Karen L. Reidy, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Balanced Fund fell 6.97%. By comparison, the S&P 500 Index, the benchmark for the equity portion of the Fund, dropped 23.62%, and the Lehman Brothers Government/Credit Index, the Fund's fixed-income benchmark, gained 6.89%.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002, placing it 35th out of 501 balanced funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

Stocks were weighed down by a barrage of bad news during the period. Falling sharply in the aftermath of the terrorist attacks, equity markets quickly regained their footing and by year-end had recovered most of their September losses. However, that positive momentum lost steam in the new year as a crisis of confidence, triggered by the collapse of energy trader Enron, pressured share prices across the board. Although the economy appeared to be slowly climbing out of recession as interest rates hovered at 40-year lows and consumer spending remained healthy, these encouraging signs were eclipsed by seemingly endless disclosures of corporate deception, undermining the confidence of investors and consumers alike. Threats of terrorist attacks in the U.S. and escalating violence in the Middle East also took a toll.

Bonds benefited in this unfavorable equity environment as investors turned to debt securities for their relative stability and safety. By the end of July, U.S. Treasuries were on track to beat stock returns for the third year in a row. Meanwhile, gross domestic product grew at a slower-than-expected 1.1% annual rate in the second quarter, an indication the economy was still weak. Consequently, we maintained a fixed-income weighting of roughly 45% during the period.

On the equity side, 3M supported our results. The maker of products ranging from Post-It Notes to medical software has benefited from a strategic restructuring plan implemented by new Chairman and CEO Jim McNerny, a former GE executive. With a fresh perspective on the 100-year-old company, McNerny saw 3M's antiquated management processes as a roadblock to growth. As such, he has put in place several initiatives designed to improve working capital and free cash flow and has established a pay-for-performance compensation system as an incentive for top employees. Additionally, McNerny is aiming to use 3M's extensive international distribution channels to drive revenues higher.

Another standout was Anheuser-Busch. The brewer epitomizes everything we look for in an investment: improving free cash flow, declining capital intensity and, as the maker of Budweiser, Bud Light, Michelob and other specialty brands, dominant market share. No question, Anheuser-Busch's management team not only has executed skillfully on its business plan by delivering consistent, predictable earnings, but it also continues to gain our respect.

Procter & Gamble was a winner as well. Over the past two years, the largest U.S. household-goods maker has undergone a sweeping restructuring as new CEO A.G. Lafley streamlined the company's product line and concentrated on core brands. This initiative has helped reduce costs and resulted in a more focused marketing effort and higher sales. Furthermore, we are gratified by the firm's successful integration of hair-care company Clairol. Our conviction was rewarded as Procter & Gamble's earnings continued to rise.

On the downside, Citigroup hindered our results. Shares of the financial services powerhouse retreated on concerns over its loan exposure to bankrupt long-distance phone company WorldCom as well as potential financial crises in Latin America. Meanwhile, an investigation by the Securities and Exchange Commission into whether Citigroup helped Enron disguise loans as sales also worked against the stock. Nevertheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

Payroll and tax filing processor Automatic Data Processing was also a disappointment. As the economy slipped into recession and companies laid off employees to cut costs and shore up their balance sheets, ADP struggled when its pays per control, or the number of employees on payroll, declined. Although the days of double-digit revenue growth may not return any time soon, with the economy showing signs of a turnaround and unemployment starting to level off, we expect ADP to benefit as companies gradually begin to add workers.

Looking ahead, emotions, rather than fundamental economic data, may continue to drive the market. Even so, I believe in our ability to do high-quality research and am intently focused on using the market disruption to find compelling opportunities, both in equities and corporate bonds. As always, we will focus on companies with rising returns on capital, improving free cash flow, healthy capital structures and managements that have proven to be good shepherds of capital - regardless of the economic or market environment.

Thank you for investing in Janus Adviser Balanced Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                           43.7%                44.0%
Top 10 Equities                                    15.0%                16.0%
Number of Stocks                                     72                   67
Fixed-Income Securities
  U.S. Government Obligations                      22.6%                20.5%
  Corporate Bonds/Warrants
    Investment Grade                               17.6%                18.5%
    High-Yield/High-Risk                            0.5%                 1.3%
Preferred Stock                                     1.4%                 1.3%
Cash and Cash Equivalents                          14.2%                14.4%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of July 31, 2002, Lipper ranked Janus Adviser Balanced Fund 2 out of 308 balanced funds for the 5-year period.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
-------------------------------------------------------------------------------
  1 Year                                                                 (6.97)%
  5 Year                                                                   9.19%
  From Inception Date of Predecessor Fund 9/13/93                         12.02%
-------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   6.89%
  5 Year                                                                   7.09%
  From Inception Date of Predecessor Fund 9/13/93                          6.61%
-------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  5 Year                                                                   0.45%
  From Inception Date of Predecessor Fund 9/13/93                          9.96%
-------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade with at least one year until maturity. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year             Five Year             Since 9/13/93*
(6.97)%               9.19%                    12.02%
-----------------------------------------------------------------

Janus Adviser
Balanced Fund
$27,407

S&P 500 Index
$23,249

Lehman Brothers
Government/Credit
Index
$17,665

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Balanced Fund, S&P 500 Index and Lehman Brothers Government/ Credit Index. Janus Adviser Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Adviser Balanced Fund ($27,407) as compared to the S&P 500 Index ($23,249) and the Lehman Brothers Government/Credit Index ($17,665).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 43.7%
Applications Software - 0.5%
      82,840    Microsoft Corp.* ............................     $    3,972,178

Automotive - Cars and Light Trucks - 1.9%
     179,140    BMW A.G. ....................................          6,744,293
     342,935    Ford Motor Co. ..............................          4,619,334
      59,150    General Motors Corp. ........................          2,753,433

                                                                      14,117,060

Automotive - Truck Parts and Equipment - 0.8%
     146,075    Delphi Corp. ................................          1,454,907
     102,000    Lear Corp.* .................................          4,396,200

                                                                       5,851,107

Beverages - Non-Alcoholic - 0.6%
      99,695    PepsiCo, Inc. ...............................          4,280,903

Beverages - Wine and Spirits - 0.9%
     565,308    Diageo PLC ..................................          6,853,074

Brewery - 1.4%
     202,316    Anheuser-Busch Companies, Inc. ..............     $   10,461,760

Broadcast Services and Programming - 0.5%
     495,070    Liberty Media Corp. - Class A* ..............          3,891,250

Cable Television - 0.5%
      96,106    Comcast Corp. - Special Class A* ............          2,008,615
      68,540    Cox Communications, Inc. - Class A* .........          1,895,131

                                                                       3,903,746

Chemicals - Diversified - 0.6%
     107,855    E.I. du Pont de Nemours and Co. .............          4,520,203

Computer Services - 0.2%
      31,220    Electronic Data Systems Corp. ...............          1,147,959

Computers - 0.2%
     106,455    Apple Computer, Inc.* .......................          1,624,503

Computers - Peripheral Equipment - 0.7%
     100,195    Lexmark International Group, Inc. - Class A*           4,897,532

See Notes to Schedules of Investments and Financial Statements

18  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================

Consulting Services - 0.3%
     142,310    Accenture, Ltd. - Class A (New York Shares)*      $    2,348,115

Cosmetics and Toiletries - 1.1%
      86,515    Colgate-Palmolive Co. .......................          4,442,545
      44,550    Procter & Gamble Co. ........................          3,964,505

                                                                       8,407,050

Data Processing and Management - 1.9%
     296,611    Automatic Data Processing, Inc. .............         11,060,624
      82,290    First Data Corp. ............................          2,876,036

                                                                      13,936,660

Diversified Financial Services - 1.8%
     317,962    Citigroup, Inc. .............................         10,664,445
      61,195    Morgan Stanley Co. ..........................          2,469,218

                                                                      13,133,663

Diversified Minerals - 0%
         710    Companhia Vale do Rio Doce (ADR)* ...........             17,395

Diversified Operations - 4.8%
      91,250    3M Co. ......................................         11,481,988
     429,954    Bombardier, Inc. - Class B ..................          3,251,306
     220,261    General Electric Co. ........................          7,092,404
     448,735    Honeywell International, Inc. ...............         14,521,065

                                                                      36,346,763

Electronic Components - Semiconductors - 0.3%
      84,493    Texas Instruments, Inc. .....................          1,956,013

Electronic Design Automation - 0.4%
     240,408    Cadence Design Systems, Inc.* ...............          2,993,080

Engineering - Research and Development - 0.6%
     130,150    Fluor Corp. .................................          4,177,815

Finance - Consumer Loans - 0.6%
     100,685    Household International, Inc. ...............          4,296,229

Finance - Credit Card - 0.4%
      82,000    American Express Co. ........................          2,891,320

Finance - Investment Bankers/Brokers - 1.2%
     351,615    J.P. Morgan Chase & Co. .....................          8,776,310

Food - Diversified - 1.0%
     188,875    H.J. Heinz Co. ..............................          7,262,244

Food - Retail - 0.4%
     172,985    Kroger Co.* .................................          3,369,748

Hotels and Motels - 0.1%
      43,078    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................          1,036,026

Insurance Brokers - 1.9%
     294,800    Marsh & McLennan Companies, Inc. ............         14,120,920

Life and Health Insurance - 1.0%
     245,725    AFLAC, Inc. .................................          7,718,222

Medical - Drugs - 1.4%
     254,890    Schering-Plough Corp. .......................          6,499,695
     109,440    Wyeth .......................................          4,366,656

                                                                      10,866,351

Medical - Hospitals - 1.0%
     162,990    Tenet Healthcare Corp.* .....................          7,766,474

Medical Products - 0.3%
      40,895    Johnson & Johnson ...........................          2,167,435

Motorcycle and Motor Scooter Manufacturing - 0.2%
      33,387    Harley-Davidson, Inc. .......................          1,581,208

Multi-Line Insurance - 1.0%
     117,985    American International Group, Inc. ..........     $    7,541,601

Multimedia - 3.1%
     222,350    AOL Time Warner, Inc.* ......................          2,557,025
     113,910    Gannett Company, Inc. .......................          8,191,268
     285,530    Viacom, Inc. - Class B* .....................         11,112,828
      65,655    Walt Disney Co. .............................          1,164,063

                                                                      23,025,184

Oil Companies - Exploration and Production - 1.2%
      66,365    Apache Corp. ................................          3,417,798
     158,723    Burlington Resources, Inc. ..................          5,801,326

                                                                       9,219,124

Oil Companies - Integrated - 2.0%
      27,452    EnCana Corp. ................................            774,570
      84,900    EnCana Corp. (New York Shares) ..............          2,404,368
     321,180    Exxon Mobil Corp. ...........................         11,806,577

                                                                      14,985,515

Property and Casualty Insurance - 1.1%
      64,965    Chubb Corp. .................................          4,215,579
      53,425    XL Capital, Ltd. - Class A ..................          3,958,793

                                                                       8,174,372

Reinsurance - 1.1%
       3,749    Berkshire Hathaway, Inc. - Class B* .........          8,573,963

Retail - Apparel and Shoe - 0.1%
      92,660    Gap, Inc. ...................................          1,125,819

Retail - Discount - 0.9%
     104,590    Target Corp. ................................          3,488,077
      62,535    Wal-Mart Stores, Inc. .......................          3,075,471

                                                                       6,563,548

Semiconductor Components/Integrated Circuits - 0.5%
      52,163    Linear Technology Corp. .....................          1,412,574
      64,358    Maxim Integrated Products, Inc.* ............          2,264,114

                                                                       3,676,688

Super-Regional Banks - 1.7%
      85,895    Bank of America Corp. .......................          5,712,018
     324,487    U.S. Bancorp ................................          6,940,777

                                                                      12,652,795

Telephone - Integrated - 0.4%
     278,180    AT&T Corp. ..................................          2,831,872

Tobacco - 0.3%
      48,675    Philip Morris Companies, Inc. ...............          2,241,484

Toys - 0.3%
     114,195    Mattel, Inc. ................................          2,148,008

Transportation - Services - 0.5%
      76,115    FedEx Corp. .................................          3,878,059
--------------------------------------------------------------------------------
Total Common Stock (cost $363,430,863) ......................        327,328,348
--------------------------------------------------------------------------------
Corporate Bonds - 18.1%
Aerospace and Defense - 1.0%
                Lockheed Martin Corp.:
$  2,150,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................          2,375,750
   1,895,000      8.20%, notes, due 12/1/09 .................          2,207,675
   2,300,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................          2,682,375

                                                                       7,265,800

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Appliances - 0.3%
$  1,925,000    Maytag Corp., 6.875%
                  notes, due 12/1/06 ........................     $    2,112,688

Automotive - Truck Parts and Equipment - 0.5%
   2,355,000    Delphi Corp., 6.55%
                  notes, due 6/15/06 ........................          2,496,300
   1,020,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....          1,054,425

                                                                       3,550,725

Beverages - Non-Alcoholic - 0.9%
                Coca-Cola Enterprises, Inc.:
   2,155,000      5.375%, notes, due 8/15/06 ................          2,265,444
   2,073,000      7.125%, notes, due 9/30/09 ................          2,332,125
   2,145,000      6.125%, notes, due 8/15/11 ................          2,265,656

                                                                       6,863,225

Brewery - 1.2%
                Anheuser-Busch Companies, Inc.:
   1,770,000      5.375%, notes, due 9/15/08 ................          1,862,925
   2,650,000      5.65%, notes, due 9/15/08 .................          2,825,562
     300,000      5.125%, notes, due 10/1/08 ................            311,250
     600,000      5.75%, notes, due 4/1/10 ..................            628,500
   1,216,000      6.00%, senior notes, due 4/15/11 ..........          1,292,000
     230,000      7.55%, notes, due 10/1/30 .................            270,825
     325,000      6.80%, notes, due 1/15/31 .................            350,594
   1,095,000      6.80%, notes, due 8/20/32 .................          1,181,231

                                                                       8,722,887

Broadcast Services and Programming - 0.2%
   1,790,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................          1,642,325

Cable Television - 0.4%
     385,000    Comcast Cable Communications, Inc.
                  7.125%, senior notes, due 6/15/13 .........            328,212
                Cox Communications, Inc.:
     225,000      7.50%, notes, due 8/15/04 .................            221,906
     118,000      7.75%, notes, due 8/15/06 .................            113,280
   2,270,000    TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ..................          2,250,138

                                                                       2,913,536

Cellular Telecommunications - 0.1%
     671,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................            620,675

Chemicals - Diversified - 0.3%
   2,310,000    Dow Chemical Co., 6.125%
                  notes, due 2/1/11 .........................          2,304,225

Commercial Banks - 0.2%
   1,655,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................          1,741,887

Computers - 0.2%
   1,420,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          1,412,900
                Sun Microsystems, Inc.:
     288,000      7.35%, senior notes, due 8/15/04 ..........            300,960
      42,000      7.65%, senior notes, due 8/15/09 ..........             43,417

                                                                       1,757,277

Cosmetics and Toiletries - 0.2%
$  1,280,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................     $    1,360,000

Diversified Financial Services - 1.8%
                Citigroup, Inc.:
   2,520,000      7.25%, subordinated notes, due 10/1/10 ....          2,746,800
     705,000      6.625%, notes, due 6/15/32 ................            684,731
                General Electric Capital Corp.:
   1,250,000      5.375%, notes, due 1/15/03 ................          1,268,750
   3,840,000      5.375%, notes, due 4/23/04 ................          4,008,000
   2,370,000      5.35%, notes, due 3/30/06 .................          2,467,762
   2,235,000      6.75%, notes, due 3/15/32 .................          2,226,619

                                                                      13,402,662

Diversified Operations - 0.4%
                Honeywell International, Inc.:
   1,480,000      5.125%, notes, due 11/1/06 ................          1,520,700
   1,190,000      6.125%, notes, due 11/1/11 ................          1,239,087

                                                                       2,759,787

Finance - Auto Loans - 0.9%
                General Motors Acceptance Corp.:
   1,985,000      6.75%, notes, due 12/10/02 ................          2,009,813
   1,325,000      5.80%, notes, due 3/12/03 .................          1,344,875
   1,875,000      5.36%, notes, due 7/27/04 .................          1,900,781
   1,495,000      5.25%, notes, due 5/16/05 .................          1,502,475

                                                                       6,757,944

Finance - Consumer Loans - 0.8%
   1,320,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................          1,394,250
                Household Finance Corp.:
   1,091,000      6.00%, notes, due 5/1/04 ..................          1,106,001
   2,640,000      6.50%, notes, due 1/24/06 .................          2,640,000
     810,000      6.75%, notes, due 5/15/11 .................            765,450

                                                                       5,905,701

Finance - Credit Card - 0.3%
                American Express Co.:
   1,079,000      6.75%, senior unsubordinated notes
                  due 6/23/04 ...............................          1,159,925
   1,090,000      4.25%, notes, due 2/7/05 ..................          1,118,612

                                                                       2,278,537

Finance - Investment Bankers/Brokers - 0.8%
                J.P. Morgan Chase & Co.:
   1,482,000      5.25%, notes, due 5/30/07 .................          1,504,230
   2,025,000      6.625%, subordinated notes, due 3/15/12 ...          2,108,531
   2,005,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          2,182,944

                                                                       5,795,705

Food - Diversified - 0.7%
                General Mills, Inc.:
   1,460,000      5.125%, notes, due 2/15/07 ................          1,487,375
     965,000      6.00%, notes, due 2/15/12 .................            977,063
                Kellogg Co.:
   2,510,000      5.50%, notes, due 4/1/03 ..................          2,553,925
     400,000      7.45%, debentures, due 4/1/31 .............            451,500

                                                                       5,469,863

See Notes to Schedules of Investments and Financial Statements

20  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Food - Retail - 1.7%
$  1,645,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......     $    1,830,063
                Kroger Co.:
   1,075,000      7.80%, notes, due 8/15/07 .................          1,216,094
     777,000      7.00%, senior notes, due 5/1/18 ...........            801,281
   2,245,000      6.80%, notes, due 12/15/18 ................          2,247,806
   1,070,000      7.50%, company guaranteed notes
                  due 4/1/31 ................................          1,140,888
                Safeway, Inc.:
   1,300,000      6.15%, notes, due 3/1/06 ..................          1,392,625
   1,047,000      6.50%, notes, due 11/15/08 ................          1,132,069
   1,400,000      6.50%, notes, due 3/1/11 ..................          1,477,000
   1,700,000      7.25%, debentures, due 2/1/31 .............          1,821,125

                                                                      13,058,951

Food - Wholesale/Distribution - 0.1%
     750,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes, due 2/17/09+ ....            781,875

Hotels and Motels - 0.2%
                Starwood Hotels & Resorts Worldwide, Inc.:
     740,000      7.375%, notes, due 5/1/07 .................            706,700
     555,000      7.875%, notes, due 5/1/12 .................            524,475

                                                                       1,231,175

Insurance Brokers - 0.2%
   1,500,000    Marsh & McLennan Companies, Inc.
                  5.375%, notes, due 3/15/07 ................          1,567,500

Internet Brokers - 0%
     433,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................            488,208

Life and Health Insurance - 0%
     107,000    SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 ........................            118,503

Medical - Drugs - 0.2%
   1,065,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          1,135,556
     129,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................            137,869

                                                                       1,273,425

Medical - HMO - 0.4%
                UnitedHealth Group, Inc.:
   1,900,000      7.50%, notes, due 11/15/05 ................          2,125,625
   1,086,000      5.20%, notes, due 1/17/07 .................          1,129,440

                                                                       3,255,065

Multi-Line Insurance - 0.4%
   2,850,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07+ ................          2,949,750

Multimedia - 0.5%
     380,000    AOL Time Warner, Inc., 7.70%
                  notes, due 5/1/32 .........................            292,600
                Viacom, Inc.:
   1,865,000      7.75%, senior notes, due 6/1/05 ...........          2,056,162
   1,705,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          1,866,975

                                                                       4,215,737

Oil Companies - Exploration and Production - 0.2%
   1,100,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 ........................          1,139,875

Oil Companies - Integrated - 0.2%
$  1,460,000    Conoco, Inc., 6.95%
                  senior notes, due 4/15/29 .................     $    1,512,925

Oil Refining and Marketing - 0.2%
                Valero Energy Corp.:
     730,000      6.125%, notes, due 4/15/07 ................            769,237
     521,000      6.875%, notes, due 4/15/12 ................            545,096
     372,000      7.50%, notes, due 4/15/32 .................            373,860

                                                                       1,688,193

Resorts and Theme Parks - 0%
     130,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................            130,325

Retail - Building Products - 0.3%
   1,790,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................          1,928,725

Retail - Discount - 1.3%
                Target Corp.:
   2,125,000      5.50%, notes, due 4/1/07 ..................          2,247,187
     455,000      5.40%, notes, due 10/1/08 .................            473,200
   1,505,000      5.375%, notes, due 6/15/09 ................          1,548,269
                Wal-Mart Stores, Inc.:
   3,330,000      5.45%, notes, due 8/1/06 ..................          3,546,450
   1,700,000      6.875%, senior notes, due 8/10/09 .........          1,901,875

                                                                       9,716,981

Retail - Restaurants - 0.2%
   1,195,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          1,195,000

Super-Regional Banks - 0%
      57,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........             63,769

Textile-Home Furnishings - 0.4%
   2,920,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          3,168,200

Tools - Hand Held - 0.4%
   2,655,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          2,913,863
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $130,659,157) ...................        135,623,494
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 1.2%
     116,220    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          5,898,165
     144,080    General Motors Corp. - Series B
                  convertible, 5.25% ........................          3,515,552

                                                                       9,413,717

Publishing - Newspapers - 0.2%
      22,397    Tribune Co., convertible, 2.00% .............          1,422,210
--------------------------------------------------------------------------------
Total Preferred Stock (cost $11,949,385) ....................         10,835,927
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         189    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/27/99)*,+
                  (cost $0) .................................                  0
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER BALANCED FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
U.S. Government Obligations - 22.6%
U.S. Government Agencies - 9.3%
                Fannie Mae:
$  2,090,000      4.75%, due 11/14/03 .......................     $    2,161,541
  26,329,000      5.625%, due 5/14/04 .......................         27,817,905
   8,345,000      5.50%, due 5/2/06 .........................          8,939,581
   2,455,000      4.75%, due 1/2/07 .........................          2,543,994
   5,110,000      5.00%, due 1/15/07 ........................          5,352,725
   2,045,000      6.25%, due 2/1/11 .........................          2,198,375
   7,995,000      5.375%, due 11/15/11 ......................          8,174,888
                Federal Home Loan Bank System:
   1,205,000      4.875%, due 5/14/04 .......................          1,257,719
   5,280,000      3.375%, due 6/15/04 .......................          5,365,800
   4,295,000      6.50%, due 11/15/05 .......................          4,724,500
                Freddie Mac
   1,250,000      5.875%, due 3/21/11 .......................          1,310,938

                                                                      69,847,966

U.S. Treasury Notes/Bonds - 13.3%
   4,584,000      3.375%, due 4/30/04 .......................          4,685,673
   3,478,000      6.00%, due 8/15/04 ........................          3,738,850
   7,043,000      5.875%, due 11/15/04 ......................          7,583,832
   4,616,000      5.75%, due 11/15/05 .......................          5,019,900
  11,420,000      6.50%, due 10/15/06 .......................         12,841,676
   4,510,000      5.625%, due 5/15/08 .......................          4,937,548
   5,633,000      6.00%, due 8/15/09 ........................          6,281,640
   4,520,000      5.75%, due 8/15/10 ........................          4,967,570
   6,702,000      5.00%, due 8/15/11 ........................          6,989,918
   9,114,000      7.25%, due 5/15/16 ........................         11,036,416
   4,320,000      6.25%, due 8/15/23 ........................          4,750,142
   5,864,000      6.00%, due 2/15/26 ........................          6,264,394
   3,303,000      5.25%, due 2/15/29 ........................          3,198,724
  15,716,000      6.25%, due 5/15/30 ........................         17,498,666

                                                                      99,794,949
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $164,319,956) .......        169,642,915
--------------------------------------------------------------------------------
Repurchase Agreement - 6.8%
  50,900,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $50,902,602
                  collateralized by $58,386,874
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $51,918,020
                  (cost $50,900,000) ........................         50,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.7%
                Federal Home Loan Bank System
  50,000,000      1.71%, 9/9/02
                  (amortized cost $49,907,375) ..............         49,907,375
--------------------------------------------------------------------------------
Total Investments (total cost $771,166,736) - 99.3% .........        744,238,059
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%          5,362,544
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  749,600,603
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Bermuda                                   0.9%                   $    6,306,908
Brazil                                      0%                           17,395
Canada                                    1.0%                        7,466,270
Germany                                   0.9%                        6,744,293
United Kingdom                            0.9%                        6,853,076
United States++                          96.3%                      716,850,117
--------------------------------------------------------------------------------
Total                                   100.0%                   $  744,238,059

++Includes Short-Term Securities (82.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

22  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND                           David Corkins,
                                                               portfolio manager

Janus Adviser Growth and Income Fund declined 19.61% for the 12 months ended July 31, 2002, outpacing its benchmark, the S&P 500 Index, which fell 23.62%.(1) This performance earned the Fund a top-quartile ranking for the one-year period ended July 31, 2002 , placing it 106th out of 854 large-cap core funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

The severe and widely indiscriminate sell-off in the equities markets in September set the stage for a dramatic rally at year-end as investors embraced equities with renewed optimism. In early 2002, however, investor confidence took a turn for the worse as accounting irregularities, corporate scandals, international unrest and terrorist threats sent stocks sharply lower. Although conflicting data points suggested an economy still trying to find its way, a turnaround, albeit a subdued one, appeared to be taking shape. Nevertheless, the fledgling recovery had little impact on the U.S. financial markets, which struggled with credibility and transparency issues as well as a weakening dollar and rising capital outflows.

If I can offer up a baseball analogy, this has been the kind of market where you have to manufacture runs rather than swing for the fences. For that reason, we have been patient at the plate, looking for walks, singles and any opportunity to take an extra base. In doing so, we have maintained a flat and highly diversified portfolio, investing across a wide range of industries and holdings while avoiding big individual bets. Furthermore, we continued to use the ongoing rally in bonds to trim our fixed-income exposure and shift assets back into equities, which appeared to offer a more attractive risk/reward trade-off for the patient investor.

Despite this challenging environment, several of the Fund's holdings turned in strong results for the period, including Anheuser-Busch, the world's largest brewer. Not only has the company maintained pricing power amid a sluggish economy, giving it substantial leverage in its marketing and distribution spending, but it also continues to enjoy nearly 50% share of the U.S. market. This almost insurmountable competitive advantage translates into earnings power as the company announced in May that it was raising its 2002 growth target to 13% following 15 straight quarters of revenue growth as well as record beer sales. A move toward exclusive distributorships should also work to the company's benefit, ensuring prime product placement that could result in further share gains.

Another strong performer was household-products giant Procter & Gamble, which used enhanced efficiencies to boost its share price. By focusing on higher-revenue, higher-margin businesses, such as core brands Tide and newly acquired Clairol, and either divesting or making meaningful improvements to more capital-intensive units, the company hopes to produce as much as $2 billion annually in total cost savings. Moreover, in an attempt to further reshape its organization, the company recently announced that it would outsource up to 80% of its back-office functions, ranging from travel services to payroll and accounting.

As I contemplated companies whose performance fell short of our expectations, I was reminded of an old adage: "The road to success is always under construction." Such is the case with Citigroup. The leading global services franchise and top holding of the Fund suffered on concerns over its exposure to struggling Latin American economies, as well as scandal-ridden companies Enron and WorldCom. Adding to investor skepticism was news of an SEC investigation into whether Citigroup helped Enron hide its debt. I believe the fears may have been overblown and the selling indiscriminate. The company's diverse business mix continues to fire on all cylinders and insulates it against weakness in any one area. We therefore expect Citigroup to reward our conviction over the longer term.

General Electric also gave ground as the weakening economy hampered sales at its short-cycle businesses including GE Plastics, Lighting, Appliances and NBC. Investors also took the industrial conglomerate to task for relying on short-term debt and acquisitions to drive its growth. Still, I continue to be impressed by GE's management and its diversified and well-balanced business mix
- plus, the company generates substantial internal capital. For these reasons, GE remains among our top holdings.

In conclusion, we are neither optimistic nor pessimistic regarding the market, only realistic. To that end, we will continue to focus on companies that stick with basic blocking and tackling and can perform regardless of where the coming months lead us. While low rates and productivity gains could eventually get the economy moving again, there's a good chance it could come in fits and starts. As a result, we'll take it one day at a time, one company at a time.

Thank you for investing in Janus Adviser Growth and Income Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                          79.7%                66.7%
Preferred Stock                                    2.6%                 1.7%
Top 10 Equities                                   27.4%                21.7%
Number of Stocks                                     75                   78
Fixed-Income Securities                            3.1%                 9.0%
Cash and Cash Equivalents                         14.6%                22.6%

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                 (19.61)%
  From Inception Date of Predecessor Fund 5/1/98                           5.95%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                 (23.62)%
  From Inception Date of Predecessor Fund 5/1/98                          (3.29)%
--------------------------------------------------------------------------------

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

---------------------------------------------
One Year                        Since 5/1/98*
(19.61)%                        5.95%
---------------------------------------------

Janus Adviser
Growth and
Income Fund
$12,786

S&P 500 Index
$8,674

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Growth and Income Fund and the S&P 500 Index. Janus Adviser Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1998, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Growth and Income Fund ($12,786) as compared to the S&P 500 Index ($8,674).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 79.7%
Advertising Sales - 0.2%
      13,845    Lamar Advertising Co.* ......................     $      437,225

Aerospace and Defense - 0.5%
      12,475    General Dynamics Corp. ......................          1,009,477

Applications Software - 2.1%
      96,945    Microsoft Corp.* ............................          4,648,513

Automotive - Cars and Light Trucks - 0.4%
      20,437    BMW A.G. ....................................            769,416

Automotive - Truck Parts and Equipment - 0.6%
     140,225    Delphi Corp. ................................          1,396,641

Beverages - Non-Alcoholic - 2.1%
      80,140    Coca-Cola Enterprises, Inc. .................          1,492,207
      71,656    PepsiCo, Inc. ...............................          3,076,909

                                                                       4,569,116

Brewery - 2.0%
      86,257    Anheuser-Busch Companies, Inc. ..............          4,460,349

Broadcast Services and Programming - 3.1%
      73,310    Clear Channel Communications, Inc.* .........     $    1,909,726
     622,362    Liberty Media Corp. - Class A* ..............          4,891,765

                                                                       6,801,491

Cable Television - 3.7%
      15,880    Comcast Corp. - Class A* ....................            344,914
     206,217    Comcast Corp. - Special Class A* ............          4,309,935
     121,344    Cox Communications, Inc. - Class A* .........          3,355,162

                                                                       8,010,011

Casino Hotels - 0.9%
     203,880    Park Place Entertainment Corp.* .............          1,871,618

Chemicals - Diversified - 2.0%
     102,607    E.I. du Pont de Nemours and Co. .............          4,300,259

Commercial Services - Finance - 0.6%
      49,098    Paychex, Inc. ...............................          1,291,768

Computer Services - 0.5%
      68,795    Ceridian Corp.* .............................          1,190,841

See Notes to Schedules of Investments and Financial Statements

24  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Computers - 0.5%
      65,260    Apple Computer, Inc.* .......................     $      995,868

Consulting Services - 0.4%
      59,220    Accenture, Ltd. - Class A (New York Shares)*             977,130

Cosmetics and Toiletries - 2.1%
      23,555    Colgate-Palmolive Co. .......................          1,209,549
      36,990    Procter & Gamble Co. ........................          3,291,740

                                                                       4,501,289

Data Processing and Management - 0.3%
      17,180    Automatic Data Processing, Inc. .............            640,642

Diversified Financial Services - 3.8%
     244,455    Citigroup, Inc. .............................          8,199,021

Diversified Operations - 6.5%
      14,595    3M Co. ......................................          1,836,489
     214,587    General Electric Co. ........................          6,909,701
     169,550    Honeywell International, Inc. ...............          5,486,638

                                                                      14,232,828

Engineering - Research and Development - 1.2%
      83,350    Fluor Corp. .................................          2,675,535

Entertainment Software - 0.4%
      13,700    Electronic Arts, Inc.* ......................            824,466

Finance - Commercial - 1.2%
     115,000    CIT Group, Inc.* ............................          2,582,900

Finance - Consumer Loans - 2.4%
     124,860    Household International, Inc. ...............          5,327,776

Finance - Investment Bankers/Brokers - 3.3%
      32,100    Goldman Sachs Group, Inc. ...................          2,348,115
     168,255    J.P. Morgan Chase & Co. .....................          4,199,645
      12,205    Lehman Brothers Holdings, Inc. ..............            692,146

                                                                       7,239,906

Finance - Mortgage Loan Banker - 0.9%
      24,910    Fannie Mae ..................................          1,865,510

Financial Guarantee Insurance - 0.9%
      32,430    MGIC Investment Corp. .......................          2,043,090

Food - Diversified - 0.7%
      41,400    H.J. Heinz Co. ..............................          1,591,830

Food - Retail - 1.2%
     131,625    Kroger Co.* .................................          2,564,055

Hotels and Motels - 0.7%
      61,968    Fairmont Hotels and Resorts, Inc.
                  (New York Shares) .........................          1,490,330

Insurance Brokers - 2.8%
     128,047    Marsh & McLennan Companies, Inc. ............          6,133,451

Internet Brokers - 0.4%
     102,384    Charles Schwab Corp. ........................            916,337

Investment Management and Advisory Services - 0.5%
      43,810    T. Rowe Price Group, Inc. ...................          1,184,184

Life and Health Insurance - 2.3%
      47,220    AFLAC, Inc. .................................          1,483,180
      17,240    CIGNA Corp. .................................          1,551,600
      61,091    John Hancock Financial Services, Inc. .......          2,022,112

                                                                       5,056,892

Medical - Drugs - 2.7%
      14,078    Allergan, Inc. ..............................     $      851,578
      94,235    Pfizer, Inc. ................................          3,048,502
      51,590    Wyeth .......................................          2,058,441

                                                                       5,958,521

Medical - Hospitals - 0.1%
       5,475    Tenet Healthcare Corp.* .....................            260,884

Medical Instruments - 1.5%
      79,586    Medtronic, Inc. .............................          3,215,274

Motorcycle and Motor Scooter Manufacturing - 0.3%
      13,432    Harley-Davidson, Inc. .......................            636,140

Multi-Line Insurance - 1.7%
      58,399    American International Group, Inc. ..........          3,732,864

Multimedia - 3.7%
      17,190    AOL Time Warner, Inc.* ......................            197,685
      17,960    Gannett Company, Inc. .......................          1,291,504
     133,300    Viacom, Inc. - Class B* .....................          5,188,036
      77,730    Walt Disney Co. .............................          1,378,153

                                                                       8,055,378

Oil Companies - Integrated - 5.9%
     121,715    Conoco, Inc. ................................          2,935,766
      98,377    EnCana Corp. (New York Shares) ..............          2,786,037
     193,260    Exxon Mobil Corp. ...........................          7,104,238

                                                                      12,826,041

Pipelines - 0.5%
      25,394    Kinder Morgan, Inc. .........................          1,056,644

Printing - Commercial - 0.8%
      44,664    Valassis Communications, Inc.* ..............          1,639,169

Property and Casualty Insurance - 0.2%
       7,675    Chubb Corp. .................................            498,031

Reinsurance - 1.7%
       1,658    Berkshire Hathaway, Inc. - Class B* .........          3,791,846

Retail - Discount - 0.6%
      37,455    Target Corp. ................................          1,249,124

Semiconductor Components/Integrated Circuits - 2.1%
      46,905    Linear Technology Corp. .....................          1,270,187
      91,501    Maxim Integrated Products, Inc.* ............          3,219,005

                                                                       4,489,192

Super-Regional Banks - 3.9%
      39,195    Bank of America Corp. .......................          2,606,467
     277,787    U.S. Bancorp ................................          5,941,864

                                                                       8,548,331

Telecommunication Equipment - 0.1%
      14,305    Nokia Oyj (ADR) .............................            177,382

Tools - Hand Held - 0.9%
      52,360    Stanley Works Co. ...........................          1,889,672

Toys - 1.0%
     119,475    Mattel, Inc. ................................          2,247,325

Travel Services - 0.8%
      83,645    USA Interactive* ............................          1,844,289
--------------------------------------------------------------------------------
Total Common Stock (cost $202,049,206) ......................        173,915,872
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 1.0%
Advertising Sales - 0.1%
$    220,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............     $      208,450

Cellular Telecommunications - 0%
       7,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................              6,475

Finance - Investment Bankers/Brokers - 0.3%
                Merrill Lynch & Company, Inc.:
     275,000      6.15%, notes, due 1/26/06 .................            292,531
     420,000      5.36%, notes, due 2/1/07 ..................            434,175

                                                                         726,706

Oil Companies - Exploration and Production - 0%
      40,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......             19,400

Retail - Discount - 0.5%
   1,000,000    Wal-Mart Stores, Inc.,4.375%
                  notes, due 8/1/03 .........................          1,022,500

Telephone - Integrated - 0%
      20,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................             20,525

Toys - 0%
                Mattel, Inc.:
      30,000      6.00%, notes, due 7/15/03 .................             30,263
      30,000      6.125%, notes, due 7/15/05 ................             30,450

                                                                          60,713

Transportation - Railroad - 0.1%
     210,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................            225,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $2,245,447) .....................          2,290,519
--------------------------------------------------------------------------------
Preferred Stock - 2.6%
Automotive - Cars and Light Trucks - 2.2%
      45,745    Ford Motor Company Capital Trust II
                  convertible, 6.50% ........................          2,321,559
      92,205    General Motors Corp. - Series B
                  convertible, 5.25% ........................          2,249,802
         693    Porsche A.G. ................................            315,936

                                                                       4,887,297

Electric - Integrated - 0.4%
      51,290    Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.)(OMEGA) ............            814,229
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,647,682) .....................          5,701,526
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.1%
                U.S. Treasury Notes:
$  2,335,000      5.25%, due 5/15/04 ........................          2,464,686
   1,060,000      2.25%, due 7/31/04 ........................          1,060,244
   1,065,000      3.50%, due 11/15/06 .......................          1,072,114
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $4,536,358) .........          4,597,044
--------------------------------------------------------------------------------
Repurchase Agreement - 14.1%
$ 30,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $30,701,569
                  collateralized by $35,215,659
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $31,314,012
                  (cost $30,700,000) ........................     $   30,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $246,178,693) - 99.5% .........        217,204,961
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%          1,105,456
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  218,310,417
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
--------------------------------------------------------------------------------
Bermuda                                   0.4%                    $      977,130
Canada                                    2.0%                         4,276,367
Finland                                   0.1%                           177,382
Germany                                   0.5%                         1,085,351
United States++                          97.0%                       210,688,731
--------------------------------------------------------------------------------
Total                                   100.0%                    $  217,204,961

++Includes Short-Term Securities (82.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

26  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For the 12 months ended July 31, 2002, Janus Adviser Strategic Value Fund declined 24.66%, which is in line with the 23.62% loss by its benchmark, the S&P 500 Index.(1)

[PHOTO]

I have often said that successful value investing requires an ability to embrace controversy. In 2001, that controversy came in the form of the understandably severe market reaction to the events of September 11. Then, throughout the first half of 2002, controversy stemmed from accounting and disclosure concerns connected to the collapse of Enron, ImClone and WorldCom. While these latest events pointed to the power of negative news, the violation of trust brought on by the scandals proved especially damaging. Needless to say, the reaction may have been overblown relative to the scope of the reported improprieties. However, its impact was widespread.

As many waited for the next shoe to drop, it became increasingly apparent that the economy, which had demonstrated steady yet mixed signs of recovery, may have moved ahead of the market. This was unclear given the unusually high level of extraneous events, not the least of which was the ever-present threat of terrorist attacks.

Among the stocks that played to our strengths was Moody's Corp., a superior franchise that held up well at a time when other superior franchises did not. As one of the leading fixed-income ratings agencies, the company boasts a solid business model that generates both strong and stable cash flow. Although we no longer consider it dramatically undervalued, its prospects remain sustainable in light of concerns about questionable corporate disclosure and the increasing complexity of many financial instruments.

As I have said in the past, our process involves looking at opportunities that others have abandoned. In the case of leading South Korean oil refiner SK Corp., we believe the company is dramatically undervalued given its sizable ownership position in SK Telecom, an investment whose value may well exceed the total market value of SK Corp. itself. Our thesis for some time has been that SK Corp. will sell a portion of these holdings, thereby unlocking the value of the remaining position. The market-at-large began to recognize this during the period and our shares benefited as a result.

Regrettably, our detractors took back a disproportionate percentage of the Fund's gains. Perhaps the most notable of these was Tyco International, which made headlines when its former chief executive was indicted on charges of tax evasion and evidence tampering. This unforeseen development severely punished an already-beaten-down stock, yet we continue to believe the company retains substantial intrinsic value relative to its free cash flow. Although the recent initial offering of its CIT Group finance unit fell short of expectations, I believe the remaining mix of businesses remains sound.

Elsewhere, energy company El Paso Corporation suffered a series of setbacks, ranging from a ratings downgrade and a shift in corporate strategy to the suicide of its senior vice president and treasurer. With its accounting practices facing intense scrutiny in the wake of the Enron scandal, the company announced massive cutbacks in its energy trading operations as well as a refocusing on its core natural gas business. While we trimmed the position on this announcement, we have maintained the better part of our holdings given that its depressed valuation more than discounts the change in strategy.

Finally, longtime holding Cadence Design Systems, a leading provider of automated design software, has been plagued by severe weakness in capital spending. Although the company continues to hold its own during an extremely difficult period, investor sentiment toward the stock has turned increasingly negative. Moreover, a merger between its two primary competitors has led some investors to speculate that the combined company could overtake Cadence, but we fundamentally disagree.

Going forward, I am mindful that external circumstances may have a greater-than-usual effect on the valuation process. However, since our intent is to capitalize on disparity and misperception, that's a chance I'll have to take within certain limits. In the meantime, I'll be actively looking for openings to put our residual cash to work, knowing full well that volatile markets could result in short-term underperformance, but also create compelling long-term opportunities.

Thank you for your investment in Janus Adviser Strategic Value Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                           97.3%               93.4%
  Foreign                                          14.1%               10.1%
Top 10 Equities                                    45.9%               37.6%
Number of Stocks                                   47                  49
Cash, Cash Equivalents
  and Fixed Income Securities                       2.7%                6.6%

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (24.66)%
  From Inception Date 8/1/00                                            (18.23)%
--------------------------------------------------------------------------------
S&P 500 Index
  1 Year                                                                (23.62)%
  From Inception Date 8/1/00                                            (19.10)%
--------------------------------------------------------------------------------

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

-----------------------------------------------------------------
One Year                                 Since 8/1/00*
(24.66)%                                   (18.23)%
-----------------------------------------------------------------

Janus Adviser
Strategic Value
Fund
$6,690

S&P 500 Index
$6,544

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Strategic Value Fund and the S&P 500 Index. Janus Adviser Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, August 1, 2000, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Strategic Value Fund ($6,690) as compared to the S&P 500 Index $6,544).

*The Fund's inception date.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 95.4%
Advertising Agencies - 2.4%
       4,680    Interpublic Group of Companies, Inc. ........     $       97,859

Aerospace and Defense - Equipment - 0.7%
         487    Alliant Techsystems, Inc.* ..................             29,902

Apparel Manufacturers - 0.7%
       1,020    Liz Claiborne, Inc. .........................             29,427

Automotive - Cars and Light Trucks - 1.7%
      10,000    Nissan Motor Company, Ltd. ..................             69,976

Automotive - Truck Parts and Equipment - 4.1%
       3,250    Lear Corp.* .................................            140,075
       3,650    Tower Automotive, Inc.* .....................             27,339

                                                                         167,414

Broadcast Services and Programming - 5.3%
      27,395    Liberty Media Corp. - Class A* ..............            215,325

Building Products - Cement and Aggregate - 5.5%
       9,270    Cemex S.A. de C.V. (ADR) ....................            224,798

Casino Hotels - 1.8%
       5,420    Station Casinos, Inc.* ......................     $       71,544

Chemicals - Specialty - 1.3%
       1,875    Cytec Industries, Inc.* .....................             52,425

Commercial Services - 0.6%
         784    Arbitron, Inc.* .............................             26,146

Commercial Services - Finance - 0.9%
         695    Moody's Corp. ...............................             34,472

Computer Services - 4.3%
      10,105    Ceridian Corp.* .............................            174,918

Computers - 2.8%
       7,575    Apple Computer, Inc.* .......................            115,594

Containers - Paper and Plastic - 3.6%
       7,810    Packaging Corporation of America* ...........            148,390

Diversified Financial Services - 0.9%
       1,030    Citigroup, Inc. .............................             34,546

See Notes to Schedules of Investments and Financial Statements

28  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER STRATEGIC VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Diversified Operations - 4.6%
       2,785    Honeywell International, Inc. ...............     $       90,123
         535    SPX Corp.* ..................................             55,908
       3,390    Tyco International, Ltd. ....................             43,392

                                                                         189,423

Electronic Design Automation - 4.1%
      13,300    Cadence Design Systems, Inc.* ...............            165,585

Enterprise Software and Services - 1.7%
       7,510    Computer Associates International, Inc. .....             70,143

Finance - Consumer Loans - 1.3%
         570    SLM Corp. ...................................             51,870

Finance - Credit Card - 1.3%
       1,450    American Express Co. ........................             51,127

Finance - Mortgage Loan Banker - 5.2%
       2,850    Fannie Mae ..................................            213,436

Hotels and Motels - 0.5%
       1,525    Hilton Hotels Corp. .........................             18,635

Multimedia - 1.7%
         220    McGraw-Hill Companies, Inc. .................             13,761
       1,470    Viacom, Inc. - Class B* .....................             57,212

                                                                          70,973

Non-Hazardous Waste Disposal - 1.2%
       7,525    Allied Waste Industries, Inc.* ..............             49,665

Oil Companies - Exploration and Production - 1.1%
         333    Apache Corp. ................................             17,149
       1,345    Ocean Energy, Inc. ..........................             26,765

                                                                          43,914

Oil Refining and Marketing - 2.7%
       7,100    SK Corp. ....................................            110,559

Paper and Related Products - 2.8%
       2,290    Rayonier, Inc. ..............................            113,584

Petrochemicals - 0.4%
       1,600    Reliance Industries, Ltd. (GDR)*,+ ..........             16,752

Pipelines - 6.6%
       4,042    El Paso Corp. ...............................             58,407
         635    Kinder Morgan, Inc. .........................             26,422
       6,713    Kinder Morgan Management LLC* ...............            184,608

                                                                         269,437

Printing - Commercial - 5.5%
       6,150    Valassis Communications, Inc.* ..............            225,705

Publishing - Newspapers - 1.2%
       1,095    New York Times Co. - Class A ................             49,549

Recreational Centers - 0.7%
       1,955    Bally Total Fitness Holding Corp.* ..........             28,875

Reinsurance - 4.5%
          80    Berkshire Hathaway, Inc. - Class B* .........            182,960

Retail - Toy Store - 2.8%
       8,390    Toys "R" Us, Inc.* ..........................            113,097

Retail - Video Rental - 1.3%
       2,305    Blockbuster, Inc. - Class A .................             53,245

Telephone - Integrated - 1.2%
       4,765    AT&T Corp. ..................................             48,508

Tobacco - 1.2%
       3,411    Vector Group, Ltd. ..........................             50,858

Toys - 2.5%
       5,495    Mattel, Inc. ................................     $      103,361

Transportation - Marine - 2.7%
      18,050    Transportacion Maritima
                  Mexicana S.A. de C.V.* ....................            111,910
--------------------------------------------------------------------------------
Total Common Stock (cost $4,466,525) ........................          3,895,907
--------------------------------------------------------------------------------
Corporate Bonds - 1.8%
Tobacco - 1.8%
$    105,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ (cost $105,000) ..............             74,944
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Automotive - Cars and Light Trucks - 1.9%
       3,200    General Motors Corp. - Series B
                  convertible, 5.25% (cost $87,075) .........             78,080
--------------------------------------------------------------------------------
Total Investments (total cost $4,658,600) - 99.1% ...........          4,048,931
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.9%             34,881
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    4,083,812
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities         Market Value
-------------------------------------------------------------------------------
Bermuda                                 1.1%                     $       43,392
India                                   0.4%                             16,752
Japan                                   1.7%                             69,976
Mexico                                  8.3%                            336,708
South Korea                             2.7%                            110,559
United States                          85.8%                          3,471,544
-------------------------------------------------------------------------------
Total                                 100.0%                     $    4,048,931

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND            Helen Young Hayes, portfolio manager
                                            Brent Lynn, portfolio manager

During the fiscal year ended July 31, 2002, Janus Adviser International Fund declined 24.10%. This compares with the 16.92% loss of our benchmark, the Morgan Stanley Capital International Europe, Asia and Far East (EAFE(R)) Index.(1)

[PHOTO]

A significant amount of political and economic uncertainty - particularly in the wake of the events of September 11 - kept global markets under pressure during the period. Investor concerns over the uncertain global economic environment were overshadowed by the growing crisis in confidence over corporate behavior. The forced departure of several high-profile executives, including CEOs at France's Vivendi and Germany's Deutsche Telekom, indicated that many of the concerns over corporate governance are not confined to the U.S. exclusively. As a result, most major equity markets worldwide declined significantly during the period.

[PHOTO]

Japan, however, held up better than most of its developed-market peers. While we participated in the Japanese market through a select group of holdings, our relative underweighting in Japan and overweighting of the weaker North American and European markets were a source of the Fund's underperformance.

Individual stocks that worked against us included Tyco International. Despite its low valuation, Tyco fell sharply as psychology began to drive the stock lower due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units, and we were completely out of the stock by the end of the period. Nonetheless, our exposure to Tyco hurt the Fund's overall results.

Other disappointments included Petroleo Brasileiro (Petrobras), a Brazilian oil company that continued to generate high rates of production growth and reasonable cash flows but was hurt by fears that a left-wing candidate would win the country's presidential election this fall. We cut our position early in the year due to strong performance. Petrobras' stock price has fallen sharply in the last few months. We believe there is currently upside to the stock, given the company's potential growth in production, earnings and cash flow. Israeli telecom software firm Amdocs also declined after reporting an earnings shortfall as telecom customers cut back on project spending. We had trimmed the position earlier in the period due to concerns about its customer base, and we sold the rest of the position after the earnings shortfall.

Even some of our more defensive stocks gave ground. Examples include Ahold NV, a Netherlands-based supermarket retailer and wholesale food distributor. The company has shown reasonable earnings and revenue growth. However, the current stock market environment has penalized Ahold for having relatively complex accounting and a history of acquisitions.

Nonetheless, we had a few winners during the twelve-month period. Nissan Motor, a Japanese auto manufacturer, grew earnings with successful new model introductions and sharp cost cutting. Reckitt Benckiser, a UK household products company, continued to beat expectations. New product innovations drove revenue growth, and management also reduced costs and cut working capital. Meanwhile EnCana Corp., a Canadian oil and gas company, combined high production growth with merger-related cost savings to increase earnings and cash flows.

Elsewhere, Teva Pharmaceuticals - an Israeli-based drug company - is a leader in the U.S. market for generic drugs and benefited from generics market growth and new product introductions. Another solid performer in the Fund was Willis Group, a UK-based insurance broker that showed better-than-expected earnings growth as a result of market share gains and a favorable pricing environment in the property and casualty business.

We further reduced our exposure to technology, media and telecom companies during the period and have taken advantage of the difficult market environment to purchase several strong franchises at what we believe to be reasonable valuations. Examples include Kao Corporation, a Japanese household products company that we added to the Fund after significant share price volatility provided a compelling entry point. Despite ongoing deflation and a still-weak economy in Japan, Kao has managed to maintain a strong cash-flow profile. We also initiated a position in ASF (Autoroutes du Sud de la France), a French toll-road operator. ASF benefits from a high level of cash flow generation, high returns on new road investments and potential cost cutting.

In closing, we appreciate your patience and continued support throughout this difficult period. While this has been a wrenching period for growth investors, we see some signs for optimism. The relationship between growth and value stocks now stands at three times their normal standard deviation. Similarly, stock and bond valuations also stand in stark contrast, with the 10-year bond yielding under 4%, and earnings yields of stocks (earnings divided by price) of greater than 4%. Inflation continues to trend downward. Looking forward, we are monitoring closely the behavior of the consumer on a global basis, as we believe consumer sentiment will be an important driver of economic recovery.

Although valuations in most markets appear increasingly attractive, particularly given the low interest rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist and even intensify. For that reason, we have positioned the Fund as defensively as possible while also continuing to hold positions in companies we believe will benefit most when the upturn finally arrives.

Thank you for your continued investment.

Portfolio Asset Mix
(% of Net Assets)                           July 31, 2002         July 31, 2001
-------------------------------------------------------------------------------
Equities                                         83.7%                75.0%
Preferred Stock                                   2.7%                 3.8%
  Foreign                                        86.4%                77.5%
Top 10 Equities                                  17.9%                25.3%
Number of Stocks                                  135                  117
Cash and Cash Equivalents                        13.6%                21.2%

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

30  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                (24.10)%
  5 Year                                                                  1.65%
  From Inception Date of Predecessor Fund 5/2/94                          9.27%
--------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE(R)Index
  1 Year                                                                (16.92)%
  5 Year                                                                 (3.88)%
  From Inception Date of Predecessor Fund 5/2/94                          1.07%
--------------------------------------------------------------------------------

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

------------------------------------------------------------
One Year                 Five Year             Since 5/2/94*
(24.10)%                   1.65%                   9.27%
------------------------------------------------------------

Janus Adviser
International Fund
$20,782

Morgan Stanley
Capital International
EAFE(R) Index
$10,922

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser International Fund and the MSCI EAFE Index. Janus Adviser International Fund is represented by a shaded area of blue. The MSCI EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser International Fund ($20,782) as compared to the MSCI EAFE Index ($10,922).

*Inception date of predecessor fund.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 83.7%
Advertising Services - 0.9%
     616,768    WPP Group PLC ...............................     $    4,673,069

Aerospace and Defense - 0.4%
     127,251    Embraer-Empresa Brasileira de
                  Aeronautica S.A. (ADR) ....................          2,175,992

Applications Software - 1.3%
      30,190    Infosys Technologies, Ltd. ..................          1,888,394
   1,135,207    Satyam Computer Services, Ltd. ..............          4,841,821

                                                                       6,730,215

Audio and Video Products - 1.6%
     168,700    Sony Corp.** ................................          7,621,044
      45,063    Thomson Multimedia S.A.* ....................          1,057,244

                                                                       8,678,288

Automotive - Cars and Light Trucks - 1.4%
      22,867    BMW A.G. ....................................     $      860,901
      42,860    Hyundai Motor Company, Ltd.** ...............          1,275,282
     785,000    Nissan Motor Company, Ltd.** ................          5,493,078

                                                                       7,629,261

Automotive - Truck Parts and Equipment - 0.1%
      16,398    Autoliv A.B. (SDR) ..........................            361,303

Beverages - Wine and Spirits - 1.8%
     789,895    Diageo PLC ..................................          9,575,681

Brewery - 2.6%
     241,000    Asahi Breweries, Ltd.** .....................          2,002,360
     288,093    Interbrew S.A. ..............................          8,103,560
     535,000    Kirin Brewery Company, Ltd.** ...............          3,529,254

                                                                      13,635,174

Broadcast Services and Programming - 1.7%
     303,019    Grupo Televisa S.A. (ADR)*,** ...............          9,166,325

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Building - Heavy Construction - 0.4%
      27,012    Technip-Coflexip S.A. .......................     $    1,927,972

Cable Television - 0.7%
     325,985    Shaw Communications, Inc. - Class B .........          3,613,276

Cellular Telecommunications - 2.5%
   2,998,160    China Mobile, Ltd.*,** ......................          8,302,916
       2,131    NTT DoCoMo, Inc.** ..........................          4,751,129

                                                                      13,054,045

Chemicals - Diversified - 1.1%
     402,376    BOC Group PLC ...............................          5,638,494

Chemicals - Specialty - 1.4%
       5,330    Givaudan S.A. ...............................          2,140,086
     102,058    Syngenta A.G. ...............................          5,206,619

                                                                       7,346,705

Commercial Banks - 2.7%
     296,286    Anglo Irish Bank Corporation PLC ............          1,832,960
     129,411    Danske Bank A/S .............................          2,339,804
      24,439    Julius Baer Holding, Ltd. ...................          6,233,934
      51,730    Kookmin Bank** ..............................          2,394,803
      12,530    Kookmin Bank (ADR)** ........................            582,394
     213,650    UniCredito Italiano S.p.A. ..................            821,739

                                                                      14,205,634

Computer Services - 0.8%
   1,271,311    Computershare, Ltd. .........................          1,210,878
     186,401    Tietoenator Oyj .............................          3,134,187

                                                                       4,345,065

Computers - 0.9%
  12,518,000    Legend Group, Ltd.** ........................          4,654,307

Consulting Services - 1.0%
     267,610    Accenture, Ltd. - Class A (New York Shares)*           4,415,565
     280,330    Serco Group PLC .............................            722,590

                                                                       5,138,155

Cooperative Banks - 0.6%
     258,910    Banco Popolare di Verona e Novara Scrl ......          3,150,164

Cosmetics and Toiletries - 1.1%
     263,000    Kao Corp.** .................................          5,929,548

Diversified Financial Services - 2.0%
     149,232    Deutsche Boerse A.G. ........................          5,631,479
     265,486    Euronext N.V. ...............................          5,104,249

                                                                      10,735,728

Diversified Minerals - 1.0%
     177,041    Anglo American PLC ..........................          2,209,595
     118,630    Companhia Vale do Rio Doce (ADR)* ...........          2,906,435

                                                                       5,116,030

Diversified Operations - 2.2%
   1,136,113    BBA Group PLC ...............................          4,206,380
     454,086    Bombardier, Inc. - Class B ..................          3,433,792
     322,932    Smiths Group PLC ............................          3,909,771

                                                                      11,549,943

Electronic Components - 0.3%
      46,786    Koninklijke (Royal) Philips Electronics N.V.           1,059,596
      19,362    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares) .........................            436,419

                                                                       1,496,015

Electronic Components - Semiconductors - 2.3%
       8,800    Rohm Company, Ltd.** ........................     $    1,152,208
      13,480    Samsung Electronics Company, Ltd.** .........          3,772,646
     304,416    STMicroelectronics N.V. .....................          6,419,785
      50,437    STMicroelectronics N.V. (New York Shares) ...          1,073,804

                                                                      12,418,443

Electronic Security Devices - 1.1%
   2,902,489    Chubb PLC ...................................          5,985,261

Finance - Mortgage Loan Banker - 0.6%
     250,863    Housing Development Finance
                  Corporation, Ltd. .........................          3,265,088

Food - Catering - 0%
      61,322    Compass Group PLC ...........................            302,242

Food - Diversified - 3.0%
      44,093    Groupe Danone ...............................          5,161,627
     300,000    Kikkoman Corp.** ............................          1,916,394
      13,559    Nestle S.A. .................................          2,914,232
     212,993    Orkla A.S.A. ................................          3,704,421
      40,179    Unilever N.V. ...............................          2,272,938

                                                                      15,969,612

Food - Retail - 0.8%
     243,789    Koninklijke Ahold N.V. ......................          4,077,610
      43,812    Safeway PLC .................................            165,385

                                                                       4,242,995

Hotels and Motels - 2.1%
     218,645    Accor S.A. ..................................          7,213,354
     156,778    Fairmont Hotels and Resorts, Inc. ...........          3,760,519

                                                                      10,973,873

Human Resources - 0.8%
     614,064    Capita Group PLC ............................          2,810,735
     121,962    Vedior N.V. .................................          1,397,822

                                                                       4,208,557

Instruments - Controls - 0.5%
      96,215    Mettler-Toledo International, Inc.* .........          2,737,317

Insurance Brokers - 1.1%
     342,081    Jardine Lloyd Thompson Group ................          3,366,728
      74,620    Willis Group Holdings, Ltd.* ................          2,360,977

                                                                       5,727,705

Investment Management and Advisory Services - 0.5%
      48,273    MLP A.G. ....................................            913,428
     188,440    Schroders PLC ...............................          1,611,743

                                                                       2,525,171

Machinery - Electrical - 0.2%
      26,594    Schneider Electric S.A. .....................          1,279,418

Medical - Drugs - 4.4%
     171,669    GlaxoSmithKline PLC .........................          3,348,849
      40,916    Sanofi-Synthelabo S.A. ......................          2,414,917
      47,841    Schering A.G. ...............................          2,514,072
       1,589    Serono S.A. - Class B .......................            831,022
      64,000    Takeda Chemical Industries, Ltd.** ..........          2,661,408
      75,810    Teva Pharmaceutical Industries, Ltd. (ADR) ..          5,056,603
     260,500    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................          6,525,760

                                                                      23,352,631

See Notes to Schedules of Investments and Financial Statements

32  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical Products - 1.2%
     947,077    Smith & Nephew PLC ..........................     $    4,971,222
       2,408    Synthes-Stratec, Inc. .......................          1,291,845

                                                                       6,263,067

Metal - Aluminum - 0.4%
      52,838    Pechiney S.A. ...............................          2,173,156

Metal Processors and Fabricators - 1.9%
     588,736    Assa Abloy A.B. - Class B ...................          6,810,978
     118,300    SKF A.B. - Class B ..........................          3,097,992

                                                                       9,908,970

Money Center Banks - 3.5%
     255,973    Banco Bilbao Vizcaya Argentaria S.A. ........          2,421,777
      22,095    Credit Suisse Group* ........................            529,309
      27,146    Deutsche Bank A.G. ..........................          1,569,191
     387,747    HBOS PLC ....................................          4,344,273
      72,743    Lloyds TSB Group PLC ........................            721,237
     482,144    Standard Chartered PLC ......................          4,903,542
      88,060    UBS A.G. ....................................          3,880,421

                                                                      18,369,750

Multi-Line Insurance - 0.3%
     127,318    Aegon N.V. ..................................          1,770,022

Multimedia - 0.3%
      51,865    Corus Entertainment, Inc. - Class B* ........            687,500
     205,641    Reuters Group PLC ...........................            877,023

                                                                       1,564,523

Oil - Field Services - 1.5%
     421,807    John Wood Group PLC* ........................          1,212,090
     665,934    Saipem S.p.A. ...............................          4,472,335
      59,785    Schlumberger, Ltd. ..........................          2,565,972

                                                                       8,250,397

Oil Companies - Exploration and Production - 0.1%
     408,000    CNOOC, Ltd.** ...............................            546,636

Oil Companies - Integrated - 8.7%
     636,055    BP PLC ......................................          4,938,438
     332,644    EnCana Corp. ................................          9,385,691
      11,101    EnCana Corp. (New York Shares) ..............            314,380
     392,378    Eni S.p.A. ..................................          5,916,619
     389,422    Husky Energy, Inc. ..........................          3,810,055
      41,000    Petroleo Brasileiro S.A. (ADR) ..............            541,200
     305,372    Suncor Energy, Inc. .........................          5,088,762
     103,825    Total Fina Elf S.A. .........................         15,014,351
       8,825    Yukos (ADR) .................................          1,164,900

                                                                      46,174,396

Oil Refining and Marketing - 0.3%
     313,000    TonenGeneral Sekiyu K.K.** ..................          1,837,392

Optical Supplies - 0.8%
      45,010    Alcon, Inc.* ................................          1,584,352
      39,000    Hoya Corp.** ................................          2,475,029

                                                                       4,059,381

Paper and Related Products - 0.3%
      63,417    Stora Enso Oyj - Class R ....................            739,887
      22,644    UPM - Kymmene Oyj ...........................            739,282

                                                                       1,479,169

Petrochemicals - 1.6%
   1,651,033    Reliance Industries, Ltd.* ..................          8,314,832

Printing - Commercial - 0.5%
     161,000    Dai Nippon Printing Company, Ltd.** .........     $    1,825,693
     126,000    Toppan Printing Company, Ltd.** .............          1,105,797

                                                                       2,931,490

Public Thoroughfares - 1.0%
     201,819    Autoroutes du Sud de la France S.A.* ........          5,104,983

Publishing - Books - 1.4%
     394,177    Reed Elsevier N.V. ..........................          4,850,066
     313,835    Reed Elsevier PLC ...........................          2,654,840

                                                                       7,504,906

Publishing - Newspapers - 0.9%
     518,180    Pearson PLC .................................          4,978,452

Publishing - Periodicals - 0.7%
     257,516    Wolters Kluwer N.V. .........................          3,936,071

Reinsurance - 1.9%
      24,318    Muenchener Rueckversicherungs
                  - Gesellschaft A.G. .......................          4,792,217
      61,661    Swiss Re ....................................          5,159,638

                                                                       9,951,855

Retail - Building Products - 0.3%
     555,452    Kingfisher PLC ..............................          1,679,059

Retail - Consumer Electronics - 0.6%
   1,324,952    Dixons Group PLC ............................          3,422,572

Retail - Jewelry - 0.2%
     298,152    Bulgari S.p.A. ..............................          1,376,801

Rubber - Tires - 0.6%
      50,335    Compagnie Generale des Etablissements
                  Michelin - Class B ........................          1,996,187
      79,053    Continental A.G. ............................          1,364,092

                                                                       3,360,279

Security Services - 1.3%
     392,246    Securitas A.B. - Class B ....................          6,868,612

Soap and Cleaning Preparations - 1.6%
     516,560    Reckitt Benckiser PLC .......................          8,796,013

Telephone - Integrated - 1.0%
      73,587    Telecom Italia S.p.A. .......................            579,334
     162,550    Telecom Italia S.p.A. - RNC .................            858,194
     135,065    Telefonos de Mexico S.A. (ADR)** ............          3,903,379

                                                                       5,340,907

Television - 1.0%
   1,594,000    Television Broadcasts, Ltd.** ...............          5,313,538

Tobacco - 1.5%
       1,010    Japan Tobacco, Inc.** .......................          6,586,800
     183,166    Korea Tobacco & Ginseng Corp.**,+ ...........          1,309,637

                                                                       7,896,437

Transportation - Railroad - 0.4%
      17,117    Canadian National Railway Co. ...............            822,010
      29,255    Canadian National Railway Co.
                  (New York Shares) .........................          1,403,947

                                                                       2,225,957
--------------------------------------------------------------------------------
Total Common Stock (cost $502,727,757) ......................        444,914,325
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - 2.7%
Automotive - Cars and Light Trucks - 2.0%
      23,215    Porsche A.G. ................................     $   10,583,620

Oil Companies - Integrated - 0.7%
     289,117    Petroleo Brasileiro S.A. (ADR) ..............          3,454,948
--------------------------------------------------------------------------------
Total Preferred Stock (cost $13,815,403) ....................         14,038,568
--------------------------------------------------------------------------------
Repurchase Agreement - 17.9%
$ 94,900,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $94,904,850
                  collateralized by $108,858,828
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $96,798,037
                  (cost $94,900,000) ........................         94,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $611,443,160) - 104.3% ........        553,852,893
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (4.3%)      (22,731,567)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $  531,121,326
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
---------------------------------------------------------------------------------
Australia                                 0.2%                     $    1,210,878
Belgium                                   1.5%                          8,103,560
Bermuda                                   0.8%                          4,415,565
Brazil                                    1.7%                          9,078,575
Canada                                    5.8%                         32,319,932
Denmark                                   0.4%                          2,339,804
Finland                                   0.8%                          4,613,356
France                                    7.8%                         43,343,209
Germany                                   5.1%                         28,229,000
Hong Kong                                 3.4%                         18,817,397
India                                     3.3%                         18,310,135
Ireland                                   0.3%                          1,832,960
Israel                                    0.9%                          5,056,603
Italy                                     3.1%                         17,175,186
Japan                                    10.0%                         55,412,894
Mexico                                    2.4%                         13,069,704
Netherlands                               5.0%                         27,470,765
Norway                                    0.7%                          3,704,421
Russia                                    0.2%                          1,164,900
South Korea                               1.7%                          9,334,762
Spain                                     0.4%                          2,421,777
Sweden                                    3.1%                         17,138,885
Switzerland                               7.2%                         40,002,364
United Kingdom                           17.1%                         94,386,261
United States++                          17.1%                         94,900,000
---------------------------------------------------------------------------------
Total                                   100.0%                     $  553,852,893



++Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                 Currency         Currency          Unrealized
Settlement Date                  Units Sold     Value in $ U.S.      Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  2/21/03                       139,300,000     $    17,860,202    $      (5,425)
Japanese Yen 10/10/02           350,000,000           2,933,645           57,246
Japanese Yen 1/31/03          1,440,000,000          12,141,903         (368,540)
South Korean Won
  2/3/03                      2,300,000,000           1,909,766           18,147
Mexican Peso 10/25/02            17,700,000           1,778,120           (4,839)
--------------------------------------------------------------------------------
Total                                           $    36,623,636    $    (303,411)

See Notes to Schedules of Investments and Financial Statements

34  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND                Helen Young Hayes, portfolio manager
                                            Laurence Chang, portfolio manager

Janus Adviser Worldwide Fund lost 25.73% during the 12 months ended July 31, 2002. This compares to a 21.32% decline in our benchmark, the Morgan Stanley Capital International World Index.(1)

[PHOTO]

Global equity markets remained under pressure throughout the period, as the global economy slowed sharply in the wake of September 11 and has showed few signs of a consistent, robust recovery since. Although consumer spending has remained relatively firm, particularly in the U.S., business investment levels have yet to rebound from subdued levels, reflecting a difficult profit environment and overextended balance sheets.

[PHOTO]

Another factor depressing the equity markets in 2002 has been the growing crisis in confidence over corporate behavior. In addition to the much publicized examples of apparent outright fraud at several U.S. corporations, investors grew increasingly alarmed at the opacity of some financial reporting, the treatment of stock options and pension costs, and the heavy debt burdens accumulated as a result of questionable past investments. While investors have focused most keenly on U.S. firms, many of these issues have resonated in markets outside of the U.S. Indeed, the forced departure of several high profile European executives this year, including CEOs at France's Vivendi and at Deutsche Telekom, indicates that many of the concerns over corporate governance are not confined to the U.S. As a result, European equity markets have continued to trade lower in tandem with the U.S. market.

Japan, however, has held up somewhat better than most of its developed-market peers. While we participated in the Japanese market through a select group of holdings (cumulatively about 7-10% of the portfolio), our relative underweighting in Japan and overweighting of the weaker North American and European markets were sources of the Fund's underperformance.

In addition to these macroeconomic factors, several individual stock picks worked against us. Disappointments included Tyco International. Tyco fell sharply as investor psychology began to drive the stock due to concerns about its accounting and the credibility of management. We began selling our Tyco position in late April after management abruptly reversed course on its plan to reorganize into four separate business units and, by the end of the period, had reduced our position size substantially. Nonetheless, our exposure to Tyco hurt our overall results.

Also working against us were declines in a number of our pharmaceutical holdings, including Pfizer in the U.S. and Takeda Chemical in Japan. We had expected drug companies to outperform in an uncertain economic environment, but investor concerns over looming patent expirations and regulatory foot-dragging pressured the sector during the period. We remain upbeat on the long-term potential of the drug companies we own as valuations are more attractive today than they have been in several years. In addition, one of our largest positions in the sector, Israel-based Teva Pharmaceuticals, a leading generics producer, performed well as it benefited from the cost-pressures and patent expirations weighing on more innovation-oriented firms.

Also on a positive note, several of our consumer staples stocks supported the Fund's performance. One standout was U.K.-based Diageo PLC, the world's leading distiller and distributor of premium beverages. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer. Its management continues to spin off underperforming businesses such as its Burger King franchise while intensifying its focus on its core spirits operations. Another strong performer was consumer products company Reckitt Benckiser, which posted solid revenue gains as well as strong margin improvement on the back of an improving product portfolio.

In light of the uncertain market environment, we have maintained a broadly diversified portfolio. Moreover, we have tried to increasingly focus on attractively valued companies with relatively stable revenue streams, simple business models, strong free cash flow generation and dividend paying capabilities, and prudent balance sheets. Examples of this approach include Givaudan, a Swiss flavors and fragrances manufacturer; Asahi Breweries, a Japanese beer and beverages company; BOC, the UK industrial gas company; French food company Danone; and British oil giant BP Amoco.

Although valuations in most markets appear increasingly attractive, particularly given the low interest-rate environment globally, investor concerns over the extent of an earnings rebound and the quality of these earnings continue to persist. For that reason, we have positioned the portfolio defensively but remain alert to the fact that extreme levels of market volatility and investor pessimism can lead to investment opportunities.

Thank you for your continued investment.

Portfolio Asset Mix
(% of Net Assets)                            July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                          89.2%                81.6%
Preferred Stock                                    1.4%                 1.3%
  Foreign                                         54.0%                50.3%
Top 10 Equities                                   16.7%                24.4%
Number of Stocks                                   154                  130
Cash and Cash Equivalents                          9.4%                17.1%

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002

--------------------------------------------------------------------------------
  1 Year                                                                (25.73)%
  5 Year                                                                  1.81%
  From Inception Date of Predecessor Fund 9/13/93                        11.47%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                                (21.32)%
  5 Year                                                                 (2.12)%
  From Inception Date of Predecessor Fund 9/13/93                         5.21%
--------------------------------------------------------------------------------

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

----------------------------------------------------------
One Year              Five Year             Since 9/13/93*
(25.73)%                1.81%                   11.47%
----------------------------------------------------------

Janus Adviser
Worldwide Fund
$26,229

Morgan Stanley
Capital International
World Index
$15,701

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Worldwide Fund and the MSCI World Index. Janus Adviser Worldwide Fund is represented by a shaded area of blue. The MSCI World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Worldwide Fund ($26,229) as compared to the MSCI World Index ($15,701).

*Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 89.3%
Advertising Agencies - 0.4%
     226,710    Interpublic Group of Companies, Inc. ........     $    4,740,506

Advertising Services - 0.7%
   1,037,790    WPP Group PLC ...............................          7,863,028

Aerospace and Defense - 1.7%
      89,785    General Dynamics Corp. ......................          7,265,402
      34,505    Lockheed Martin Corp. .......................          2,212,116
      18,710    Northrop Grumman Corp. ......................          2,071,197
     183,740    Raytheon Co. ................................          5,986,249

                                                                      17,534,964

Applications Software - 1.4%
     311,225    Microsoft Corp.* ............................         14,923,239

Athletic Footwear - 0.3%
      55,675    Nike, Inc. - Class B ........................          2,744,221

Audio and Video Products - 1.2%
     278,400    Sony Corp.** ................................         12,576,755

Automotive - Cars and Light Trucks - 1.6%
     105,236    BMW A.G. ....................................     $    3,961,942
     156,010    Hyundai Motor Company, Ltd. .................          4,642,014
   1,244,000    Nissan Motor Company, Ltd.** ................          8,704,954

                                                                      17,308,910

Beverages - Non-Alcoholic - 0.4%
      78,130    Coca-Cola Co. ...............................          3,901,812

Beverages - Wine and Spirits - 1.5%
   1,321,482    Diageo PLC ..................................         16,019,965

Brewery - 0.3%
     378,000    Asahi Breweries, Ltd.** .....................          3,140,632

Broadcast Services and Programming - 2.1%
     334,220    Clear Channel Communications, Inc.* .........          8,706,431
     379,216    Grupo Televisa S.A. (ADR)*,** ...............         11,471,284
     240,540    Liberty Media Corp. - Class A* ..............          1,890,644

                                                                      22,068,359

See Notes to Schedules of Investments and Financial Statements

36  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Cellular Telecommunications - 2.2%
   5,469,685    China Mobile, Ltd.*,** ......................     $   15,147,403
       3,917    NTT DoCoMo, Inc.** ..........................          8,733,070

                                                                      23,880,473

Chemicals - Diversified - 2.0%
      51,251    Akzo Nobel N.V. .............................          1,818,459
     133,538    BASF A.G. ...................................          5,153,147
     127,137    Bayer A.G. ..................................          3,166,054
     809,799    BOC Group PLC ...............................         11,347,711

                                                                      21,485,371

Chemicals - Specialty - 0.3%
       6,987    Givaudan S.A. ...............................          2,805,399

Commercial Banks - 1.8%
      85,870    Banco Popular Espanol S.A. ..................          3,754,818
     299,771    Danske Bank A/S .............................          5,419,984
      94,340    Kookmin Bank ................................          4,367,402
      24,365    Kookmin Bank (ADR) ..........................          1,132,485
     496,044    UniCredito Italiano S.p.A. ..................          1,901,558
     274,300    Westpac Banking Corporation, Ltd. ...........          2,276,701

                                                                      18,852,948

Computer Services - 0.8%
     107,800    BISYS Group, Inc.* ..........................          2,490,180
     160,605    Electronic Data Systems Corp. ...............          5,905,446

                                                                       8,395,626

Consulting Services - 0.3%
     185,380    Accenture, Ltd. - Class A (New York Shares)*           3,058,770

Cosmetics and Toiletries - 2.1%
      69,640    Colgate-Palmolive Co. .......................          3,576,014
     310,555    Estee Lauder Companies, Inc. - Class A ......          9,416,028
     411,000    Kao Corp.** .................................          9,266,328

                                                                      22,258,370

Data Processing and Management - 2.2%
     134,240    Automatic Data Processing, Inc. .............          5,005,810
     338,835    First Data Corp. ............................         11,842,283
     176,362    Fiserv, Inc.* ...............................          6,068,616

                                                                      22,916,709

Diversified Financial Services - 2.7%
     867,470    Citigroup, Inc. .............................         29,094,944

Diversified Minerals - 0.5%
     188,444    Anglo American PLC ..........................          2,351,912
     103,120    Companhia Vale do Rio Doce (ADR)* ...........          2,526,440

                                                                       4,878,352

Diversified Operations - 1.8%
     104,615    ARAMARK Corp. - Class B* ....................          2,249,222
     343,475    Cendant Corp.* ..............................          4,746,824
      36,755    General Electric Co. ........................          1,183,511
     268,350    Honeywell International, Inc. ...............          8,683,806
     187,040    Tyco International, Ltd. ....................          2,394,112

                                                                      19,257,475

Electronic Components - 0.2%
      75,276    Koninklijke (Royal) Philips Electronics N.V.           1,704,830
      31,152    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares) .........................            702,166

                                                                       2,406,996

Electronic Components - Semiconductors - 2.6%
      14,700    Rohm Company, Ltd.** ........................     $    1,924,711
      39,360    Samsung Electronics Company, Ltd. ...........         11,015,680
     495,705    STMicroelectronics N.V. .....................         10,453,851
     197,278    STMicroelectronics N.V. (New York Shares) ...          4,200,049

                                                                      27,594,291

Entertainment Software - 0.3%
      53,030    Electronic Arts, Inc.* ......................          3,191,345

Fiduciary Banks - 1.8%
     348,245    Bank of New York Company, Inc. ..............         11,150,805
     105,570    Northern Trust Corp. ........................          4,204,853
      95,505    State Street Corp. ..........................          4,058,963

                                                                      19,414,621

Finance - Consumer Loans - 1.1%
     142,115    Household International, Inc. ...............          6,064,047
      62,905    SLM Corp. ...................................          5,724,355

                                                                      11,788,402

Finance - Investment Bankers/Brokers - 0.5%
      79,155    Goldman Sachs Group, Inc. ...................          5,790,188

Finance - Mortgage Loan Banker - 1.3%
     184,670    Fannie Mae ..................................         13,829,936

Food - Catering - 0.6%
   1,257,616    Compass Group PLC ...........................          6,198,491

Food - Diversified - 2.0%
      53,151    Groupe Danone ...............................          6,221,977
      33,439    Nestle S.A. .................................          7,187,034
     130,145    Unilever N.V. ...............................          7,362,341

                                                                      20,771,352

Food - Retail - 1.7%
     100,255    Carrefour S.A. ..............................          4,364,170
     580,998    Koninklijke Ahold N.V. ......................          9,717,762
   1,022,796    Safeway PLC .................................          3,860,922

                                                                      17,942,854

Food - Wholesale/Distribution - 0.2%
      99,755    Sysco Corp. .................................          2,598,618

Health Care Cost Containment - 0.8%
     256,425    McKesson Corp. ..............................          8,441,511

Industrial Gases - 0.2%
      39,730    Praxair, Inc. ...............................          2,077,879

Insurance Brokers - 1.4%
     268,000    Marsh & McLennan Companies, Inc. ............         12,837,200
      72,520    Willis Group Holdings, Ltd.* ................          2,294,533

                                                                      15,131,733

Internet Content - Information/News - 0.2%
      59,050    Thomson Corp. ...............................          1,613,938

Life and Health Insurance - 1.0%
     113,720    CIGNA Corp. .................................         10,234,800

Machinery - Electrical - 0.7%
     147,678    Schneider Electric S.A. .....................          7,104,679

Medical - Biomedical and Genetic - 0.3%
      80,225    Genentech, Inc.* ............................          2,787,819

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER WORLDWIDE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Drugs - 7.6%
     218,465    Abbott Laboratories .........................     $    9,046,636
     518,378    GlaxoSmithKline PLC .........................         10,112,306
     455,715    Pfizer, Inc. ................................         14,742,380
     106,912    Sanofi-Synthelabo S.A. ......................          6,310,090
       2,746    Serono S.A. - Class B .......................          1,436,115
     371,000    Takeda Chemical Industries, Ltd.** ..........         15,427,848
     198,030    Teva Pharmaceutical Industries, Ltd. (ADR) ..         13,208,799
     412,100    Yamanouchi Pharmaceutical
                  Company, Ltd.** ...........................         10,323,476

                                                                      80,607,650

Medical - HMO - 0.7%
      78,975    UnitedHealth Group, Inc. ....................          6,922,949

Medical - Wholesale Drug Distributors - 0.4%
      78,355    Cardinal Health, Inc. .......................          4,513,248

Medical Instruments - 1.1%
     294,186    Medtronic, Inc. .............................         11,885,114

Medical Products - 0.6%
      82,255    Baxter International, Inc. ..................          3,282,797
      59,409    Johnson & Johnson ...........................          3,148,677

                                                                       6,431,474

Metal - Aluminum - 0%
       3,627    Pechiney S.A. ...............................            149,174

Metal Processors and Fabricators - 1.0%
     912,756    Assa Abloy A.B. - Class B ...................         10,559,506

Money Center Banks - 5.2%
     918,201    Banco Bilbao Vizcaya Argentaria S.A. ........          8,687,157
     265,650    Barclays PLC ................................          2,016,569
     321,405    Credit Suisse Group* ........................          7,699,596
      53,356    Deutsche Bank A.G. ..........................          3,084,277
     436,015    HBOS PLC ....................................          4,885,062
     217,768    Royal Bank of Scotland Group PLC ............          5,715,338
     130,368    Societe Generale ............................          7,285,485
     622,143    Standard Chartered PLC ......................          6,327,372
     207,450    UBS A.G. ....................................          9,141,418

                                                                      54,842,274

Mortgage Banks - 0.3%
     236,551    Abbey National PLC ..........................          2,855,476

Multi-Line Insurance - 1.0%
     277,950    Allstate Corp. ..............................         10,564,879

Multimedia - 2.9%
     457,949    AOL Time Warner, Inc.* ......................          5,266,414
     168,430    McGraw-Hill Companies, Inc. .................         10,535,297
     404,068    Reuters Group PLC ...........................          1,723,279
     217,730    Viacom, Inc. - Class B* .....................          8,474,052
     242,745    Walt Disney Co. .............................          4,303,869

                                                                      30,302,911

Non-Hazardous Waste Disposal - 0.5%
     217,590    Waste Management, Inc. ......................          5,150,355

Oil - Field Services - 0.4%
      95,855    Schlumberger, Ltd. ..........................          4,114,097

Oil Companies - Exploration and Production - 0.7%
     141,180    Anadarko Petroleum Corp. ....................          6,141,330
   1,324,000    CNOOC, Ltd.** ...............................          1,773,889

                                                                       7,915,219

Oil Companies - Integrated - 7.4%
   1,940,319    BP PLC ......................................     $   15,064,964
      19,525    BP PLC (ADR) ................................            905,960
     462,401    EnCana Corp. ................................         13,046,839
      12,479    EnCana Corp. (New York Shares) ..............            353,405
     737,368    Eni S.p.A. ..................................         11,118,680
  35,882,000    PetroChina Company, Ltd.** ..................          7,590,715
     159,437    Petroleo Brasileiro S.A. (ADR) ..............          2,104,568
      71,633    Royal Dutch Petroleum Co. ...................          3,272,741
     156,889    Total Fina Elf S.A. .........................         22,688,047
      16,860    Yukos (ADR) .................................          2,225,520

                                                                      78,371,439

Optical Supplies - 0.5%
      75,600    Hoya Corp.** ................................          4,797,749

Paper and Related Products - 0.9%
     346,116    Stora Enso Oyj - Class R ....................          4,038,139
     153,349    UPM - Kymmene Oyj ...........................          5,006,541

                                                                       9,044,680

Petrochemicals - 0.3%
     665,342    Reliance Industries, Ltd.* ..................          3,350,755

Printing - Commercial - 0.3%
     277,000    Dai Nippon Printing Company, Ltd.** .........          3,141,099

Publishing - Books - 0.7%
     368,298    Reed Elsevier N.V. ..........................          4,531,643
     279,954    Reed Elsevier PLC ...........................          2,368,229

                                                                       6,899,872

Publishing - Newspapers - 0.9%
      74,445    New York Times Co. - Class A ................          3,368,636
     701,297    Pearson PLC .................................          6,737,762

                                                                      10,106,398

Publishing - Periodicals - 0.6%
     441,220    Wolters Kluwer N.V. .........................          6,743,943

Reinsurance - 1.8%
      34,674    Muenchener Rueckversicherungs
                  - Gesellschaft A.G. .......................          6,833,019
     152,248    Swiss Re ....................................         12,739,731

                                                                      19,572,750

Retail - Building Products - 0.8%
     273,240    Home Depot, Inc. ............................          8,437,651

Retail - Consumer Electronics - 0.3%
   1,168,757    Dixons Group PLC ............................          3,019,095

Retail - Discount - 0.3%
     103,560    Costco Wholesale Corp.* .....................          3,611,137

Retail - Diversified - 0.3%
      61,000    Ito-Yokado Company, Ltd.** ..................          2,806,619

Retail - Drug Store - 0.2%
      64,770    Walgreen Co. ................................          2,288,324

Retail - Restaurants - 0.2%
      84,050    McDonald's Corp. ............................          2,080,238

Savings/Loan/Thrifts - 0.2%
      62,800    Washington Mutual, Inc. .....................          2,349,348

Security Services - 1.2%
     746,888    Securitas A.B. - Class B ....................         13,078,741

Soap and Cleaning Preparations - 0.4%
     226,236    Reckitt Benckiser PLC .......................          3,852,359

See Notes to Schedules of Investments and Financial Statements

38  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Telecommunication Equipment - 0.2%
     161,815    Nokia Oyj ...................................     $    2,014,815

Telephone - Integrated - 1.7%
   1,234,891    BT Group PLC ................................          3,865,642
     434,435    Telecom Italia S.p.A. .......................          3,420,211
     777,106    Telecom Italia S.p.A. - RNC .................          4,102,783
     222,829    Telefonos de Mexico S.A. (ADR)** ............          6,439,758

                                                                      17,828,394

Tobacco - 2.0%
         387    Japan Tobacco, Inc.** .......................          2,523,853
     410,690    Philip Morris Companies, Inc. ...............         18,912,275

                                                                      21,436,128

Travel Services - 0.5%
     240,665    USA Interactive* ............................          5,306,423
--------------------------------------------------------------------------------
Total Common Stock (cost $1,067,942,912) ....................        945,578,564
--------------------------------------------------------------------------------
Preferred Stock - 1.4%
Automotive - Cars and Light Trucks - 0.6%
      14,564    Porsche A.G. ................................          6,639,666

Oil Companies - Integrated - 0.8%
     716,793    Petroleo Brasileiro S.A. (ADR) ..............          8,565,676
--------------------------------------------------------------------------------
Total Preferred Stock (cost $20,925,729) ....................         15,205,342
--------------------------------------------------------------------------------
Repurchase Agreement - 10.6%
$112,300,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $112,305,740
                  collateralized by $128,818,192
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $114,546,044
                  (cost $112,300,000) .......................        112,300,000
--------------------------------------------------------------------------------
U.S Government Agency - 1.9%
                Federal Home Loan Bank System
  20,000,000      1.80%, 10/15/02
                  (amortized cost $19,925,000) ..............         19,925,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,221,093,641) - 103.2% ......      1,093,008,906
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.2%)      (33,925,723)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $1,059,083,183
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities           Market Value
---------------------------------------------------------------------------------
Australia                                 0.2%                     $    2,276,701
Bermuda                                   0.5%                          5,452,882
Brazil                                    1.2%                         13,196,684
Canada                                    1.4%                         15,014,182
Denmark                                   0.5%                          5,419,984
Finland                                   1.0%                         11,059,495
France                                    5.0%                         54,123,622
Germany                                   2.6%                         28,838,105
Hong Kong                                 2.3%                         24,512,007
India                                     0.3%                          3,350,755
Israel                                    1.2%                         13,208,799
Italy                                     1.9%                         20,543,232
Japan                                     7.6%                         83,367,094
Mexico                                    1.6%                         17,911,042
Netherlands                               3.7%                         39,967,982
Russia                                    0.2%                          2,225,520
South Korea                               1.9%                         21,157,581
Spain                                     1.1%                         12,441,975
Sweden                                    2.2%                         23,638,247
Switzerland                               5.1%                         55,663,193
United Kingdom                           10.9%                        119,385,975
United States++                          47.6%                        520,253,849
---------------------------------------------------------------------------------
Total                                   100.0%                     $1,093,008,906

++Includes Short-Term Securities (35.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                Currency            Currency        Unrealized
Settlement Date                 Units Sold        Value in $ U.S.    Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar
  2/21/03                       149,900,000      $   19,219,270    $     (8,091)
Japanese Yen 10/10/02           630,000,000           5,280,561         103,042
Japanese Yen 10/25/02           225,000,000           1,887,457        (105,335)
Japanese Yen 11/7/02          1,160,000,000           9,737,564        (614,481)
Japanese Yen 1/31/03            590,000,000           4,974,808        (151,783)
Mexican Peso 10/25/02            29,200,000           2,933,396          (7,984)
--------------------------------------------------------------------------------
Total                                            $   44,033,056    $   (784,632)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GLOBAL VALUE FUND                     Jason Yee, portfolio manager

Janus Adviser Global Value Fund declined 3.24% for the 12-month period ended July 31, 2002, outperforming the 21.32% loss of its benchmark, the Morgan Stanley Capital International World Index.(1) This performance earned the Fund a top-decile ranking for the one-year period ended July 31, 2002 , placing it 17th out of 321 global funds tracked by Lipper, a Reuters company and leading mutual fund rating company.(2)

[PHOTO]

In the aftermath of the September 11th tragedy, the world may be irrevocably changed but the financial markets seemingly returned to an almost disquieting sense of normalcy. The sharp rebound in the equity markets at year-end and in early 2002 reflected a renewed sense of optimism and the enduring resilience of global business and finance. However, these hopes were quickly dashed by a growing crisis of confidence in corporate governance and management credibility. What may have been initially dismissed as an isolated incident instead turned out to be an epidemic of egregious corporate misconduct. And one can only suspect that there is more to come. What is already apparent, however, is the resulting damage to the fragile financial markets, as evidenced by significant declines in equity prices and a plummeting U.S. dollar. Equities around the world have continued to decline in sympathy with the scandal-ridden U.S. markets. Japan surrendered most of its gains from the beginning of the year, major European indices had dismal performances across the board, and many emerging markets retreated after a good start to the year. All of this understatedly proclaims the obvious fact that we are currently in a less-than-ebullient environment for global equity markets.

While the prognosis for the broader market indices may be somewhat troublesome, the sharp volatility in today's financial markets does create some good opportunities on a stock-by-stock basis. And because the Fund is typically comprised of 40 to 50 holdings and has relatively low turnover, the consequent advantage is that it really requires only a few of these investment opportunities per year for the Fund to benefit. For example, Smiths Group PLC, the U.K. industrial conglomerate, has since gained from a reversal of undue concern over its cyclical nature and questions over its acquisition discipline. Meanwhile, we purchased Pioneer Natural Resources, the US independent oil and gas producer, when natural gas prices were near their recent lows. In both of these cases, particular market, industry, or company-specific issues caused these businesses to trade significantly below our appraisal of their intrinsic value.

But certainly not all of our investments move so quickly toward intrinsic value, including Allied Waste. The U.S. solid waste management company is a recent addition to the Fund and has been punished severely for its high levels of debt, despite a greater than 10% free cash flow yield and more than adequate interest coverage. Meanwhile, Orbotech, the global leader in automated inspection equipment for printed circuit boards, has suffered from the weak capital spending trends and overcapacity in its customers' production facilities. Over the longer term, we continue to believe that these businesses are substantially undervalued and have consequently added to the positions.

Despite the challenging valuations of the market as a whole, we believe that individual investments can perform well as the gap between stock price and intrinsic value closes over time. These are exactly the types of special situations we look for, and we are finding plenty of them around the world. At the present time, we are closely considering potential opportunities in the media and pharmaceutical industries. Both of these sectors are characterized by high returns and free cash flow, and are in areas in which stock prices have been under significant pressure.

Finding these new investment opportunities is certainly an important aspect to managing the Fund. But I would like to stress that contrary to popular belief, it is rarely the lack of new ideas or the missed opportunities that cause underperformance in a portfolio. I often somewhat facetiously claim that every night while I am asleep, somewhere in the world I am missing hundreds of stocks that are going up. This is simply a fact of life in today's global marketplace. But the performance of the Fund is never penalized for the investments we do not make. Rather, we are only penalized for the investment mistakes that result in permanent capital loss. These mistakes are the real enemy of satisfactory returns. Put another way, the most important factor driving returns over the long term is properly assessing the value of the holdings in the Fund and understanding the consequent risk/reward characteristics. This is why we are so selective in our investments and try to leave an adequate margin of safety to protect from the unpredictable events that invariably arise in the future. We firmly believe that purchasing businesses at significant discounts to their intrinsic value is the best way to mitigate downside risk and maximize upside potential.

Thank you for your investment in Janus Adviser Global Value Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002        July 31, 2001
--------------------------------------------------------------------------------
Equities                                          87.8%                70.0%
  Foreign                                         48.2%                37.6%
  European                                        32.0%                24.3%
Top 10 Equities                                   40.2%                37.5%
Number of Stocks                                    33                   23
Cash and Cash Equivalents                         12.2%                30.0%

(1) All returns include reinvested net dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

40  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                 (3.24)%
  From Inception Date 5/1/01                                             (3.93)%
--------------------------------------------------------------------------------
Morgan Stanley Capital International World Index
  1 Year                                                                (21.32)%
  From Inception Date 5/1/01                                            (21.23)%
--------------------------------------------------------------------------------

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers than a "diversified" fund. Nondiversified funds may experience greater price volatility.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. All returns include reinvested net dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Morgan Stanley Capital International World Index is a market capitalization weighed index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

---------------------------------------------
One Year                        Since 5/1/01*
(3.24)%                            (3.93)%
---------------------------------------------

Janus Adviser
Global Value Fund
$9,511

Morgan Stanley
Capital International
World Index
$7,421

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Global Value Fund and the Morgan Stanley Capital International World Index. Janus Adviser Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 2001, through July 31, 2002. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Global Value Fund ($9,511) as compared to the Morgan Stanley Capital International World Index ($7,421).

*The Fund's inception date.
Source - Lipper, a Reuters Company 2002.
See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Common Stock - 87.8%
Advertising Agencies - 5.1%
       2,800    Asatsu-Dk, Inc.** ...........................     $       55,296
       3,850    Interpublic Group of Companies, Inc. ........             80,503

                                                                         135,799

Advertising Services - 2.2%
       7,621    WPP Group PLC** .............................             57,742

Aerospace and Defense - 2.7%
         222    Dassault Aviation S.A.** ....................             71,847

Casino Hotels - 2.0%
       5,755    Park Place Entertainment Corp.* .............             52,831

Chemicals - Specialty - 1.8%
         968    Syngenta A.G. ...............................             49,384

Diversified Operations - 4.2%
      14,818    BBA Group PLC** .............................             54,863
       4,804    Smiths Group PLC** ..........................             58,163

                                                                         113,026

Electronic Components - 2.8%
       3,333    Koninklijke (Royal) Philips Electronics N.V.**    $       75,485

Electronic Design Automation - 2.4%
       5,095    Cadence Design Systems, Inc.* ...............             63,433

Electronic Measuring Instruments - 3.1%
       4,100    Orbotech, Ltd.* .............................             83,517

Financial Guarantee Insurance - 1.7%
         705    MGIC Investment Corp. .......................             44,415

Home Decoration Products - 2.7%
       2,721    Hunter Douglas N.V.** .......................             71,095

Machinery - Pumps - 4.8%
       4,643    Pfeiffer Vacuum Technology A.G.** ...........            127,003

Medical - Drugs - 4.0%
       4,145    Schering-Plough Corp. .......................            105,697

Medical Information Systems - 1.8%
       2,980    IMS Health, Inc. ............................             47,144

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Multimedia - 6.1%
      31,171    Reuters Group PLC** .........................     $      132,939
       1,740    Walt Disney Co. .............................             30,850

                                                                         163,789

Non-Hazardous Waste Disposal - 2.1%
       8,630    Allied Waste Industries, Inc.* ..............             56,958

Oil Companies - Exploration and Production - 3.6%
       3,980    Pioneer Natural Resources Co.* ..............             96,356

Oil Companies - Integrated - 3.6%
       3,402    EnCana Corp. ................................             95,989

Paper and Related Products - 3.5%
       1,885    Rayonier, Inc. ..............................             93,496

Property and Casualty Insurance - 2.1%
      15,000    Nipponkoa Insurance Company, Ltd.** .........             56,239

Publishing - Newspapers - 2.0%
      32,592    Independent News & Media PLC** ..............             52,085

Publishing - Periodicals - 2.8%
       4,920    Wolters Kluwer N.V.** .......................             75,201

Radio - 3.9%
       3,000    Nippon Broadcasting System, Inc.** ..........            103,961

Real Estate Investment Trusts - Hotels - 2.0%
       4,705    Host Marriott Corp. .........................             52,931

Reinsurance - 5.7%
          67    Berkshire Hathaway, Inc. - Class B* .........            153,229

Retail - Restaurants - 2.2%
       2,425    McDonald's Corp. ............................             60,019

Rubber/Plastic Products - 1.4%
       4,000    Tenma Corp.** ...............................             37,810

Savings/Loan/Thrifts - 2.3%
       1,645    Washington Mutual, Inc. .....................             61,539

Telephone - Integrated - 2.2%
       5,735    AT&T Corp. ..................................             58,382

Television - 1.0%
      18,096    Granada PLC** ...............................             26,927
--------------------------------------------------------------------------------
Total Common Stock (cost $2,581,576) ........................          2,343,329
--------------------------------------------------------------------------------
Repurchase Agreement - 11.2%
$    300,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $300,015
                  collateralized by $344,127
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $306,000
                  (cost $300,000) ...........................            300,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,881,576) - 99.0% ...........          2,643,329
--------------------------------------------------------------------------------
Cash, Receivables, and Other Assets, net of Liabilities - 1.0%            25,370
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $    2,668,699
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities         Market Value
------------------------------------------------------------------------------
Canada                                    3.6%                    $     95,989
France                                    2.7%                          71,847
Germany                                   4.8%                         127,003
Ireland                                   2.0%                          52,085
Israel                                    3.1%                          83,517
Japan                                     9.6%                         253,306
Netherlands                               8.4%                         221,781
Switzerland                               1.9%                          49,384
United Kingdom                           12.5%                         330,633
United States++                          51.4%                       1,357,784
------------------------------------------------------------------------------
Total                                   100.0%                    $  2,643,329

++Includes Short-Term Securities (40.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at July 31, 2002

Currency Sold and                  Currency         Currency        Unrealized
Settlement Date                  Units Sold      Value in $ U.S.    Gain/(Loss)
-------------------------------------------------------------------------------
British Pound 10/10/02               85,000      $      132,218    $     (9,112)
British Pound 10/25/02               40,000              62,159          (3,818)
British Pound 11/7/02                30,000              46,583          (3,515)
Euro 10/10/02                        50,000              48,860          (3,655)
Euro 11/7/02                        200,000             195,185          (9,649)
Japanese Yen 10/10/02             8,000,000              67,055          (4,427)
Japanese Yen 10/25/02             5,000,000              41,943          (3,048)
Japanese Yen 11/7/02              7,000,000              58,761          (3,708)
-------------------------------------------------------------------------------
Total                                            $      652,764    $    (40,932)

See Notes to Schedules of Investments and Financial Statements

42  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND             Ronald Speaker, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Flexible Income Fund gained 5.53% as its benchmark, the Lehman Brothers Government/Credit Index returned 6.89%.(1)

[PHOTO]

Throughout the period, a divergent pattern evolved within the bond market. On the short end, rates fell, following the lead of the Federal Reserve, which by year-end 2001 had cut its prime lending rate to the lowest level in 40 years. Meanwhile, rates on longer-term notes experienced volatility due to the early November announcement that the U.S. Treasury would no longer issue 30-year bonds.

The market was extremely volatile during the period, as more than $50 billion in investment grade credits were downgraded to junk status. The harsh impact of this was felt throughout entire sectors, as a "guilt by association" mentality permeated investor psychology. Corporate bond spreads were equally volatile during the period, widening after September 11, then tightening as hopes of an economic recovery surfaced in early 2002, only to widen again in the midst of investor concern over corporate governance and accounting issues.

While the stock market also suffered from shaken confidence in corporate accounting, the bond market behaved in a classic fashion - providing pockets of safety and stability, while offering the diversification of the broader market. Pacing the fixed-income gainers were investment-grade issues, which ended the period among the best-performing asset classes.

Bolstering the investment-grade portion of the Fund was Quest Diagnostics, a medical testing and services company that was upgraded from the high-yield ranks by Moody's. Its recent acquisitions of American Medical Laboratories, which processes esoteric tests such as gene-based assessments nationwide, and Unilab, the largest independent clinical lab operator in California, enhances Quest's portfolio and strengthens its profit outlook. Plus, the company's well-respected management team has demonstrated a commitment to handling debt in a conservative fashion.

Also gaining ground was Golden State Holdings, the corporate parent of California Federal Bank. The California thrift, a longtime holding, was recently purchased by Citigroup in a deal that complements Citigroup's domestic business. In turn, Golden State's notes, rated "BB," benefited from association with Citigroup's "AA" status.

As the economy moderated, we increased our government-related issues, which now represent 44.1% of the Fund. Such holdings include a blend of mid- and long-term Treasury notes and select debt from Fannie Mae, the government-backed mortgage dealer. These interest-rate-sensitive issues inched upward in the Fed's low rate environment. Slowly, the realization that rates will remain lower for some time permeated the long end of the yield curve causing long-term notes to rally toward the end of July.

One of our disappointments was Equinix, a small Internet data-center operator. Having developed six large facilities across the U.S., Equinix attracted big-name clients such as IBM, Charles Schwab and AT&T. However, the market started to soften as it was building its seventh center, and the company fell into a liquidity squeeze. In addition, the company's liquidity narrowed, so we sold the position.

We also lost ground in AOL Time Warner, which underperformed Treasury bonds as spreads widened in connection with an overall decline in the company's shares resulting from concerns about some of its partnerships and accounting. Despite this, we believe AOL Time Warner will continue to manage its debt appropriately and maintain its investment grade status.

Throughout the bond market, responsible borrowing gained popularity as a painful but important theme emerged, one that corporate America cannot ignore. As the ratings of large issuers of investment-grade bonds, such as WorldCom, Qwest Communications and Tyco International, were lowered to high-yield status, creditors declared that tight accounting is a requirement, exaggerations of financial conditions will not be tolerated and debt levels need to be reduced. If a company fails to meet these guidelines, it will suffer.

Looking ahead, we will continue to utilize our latitude in flexibility within the fixed-income arena. With so much potential for market volatility, it's more important than ever for analysts and managers to know their credits inside and out. Without keen insight, one can easily be frightened out of today's psychology-driven market. By identifying investment-grade issues that benefit from an improving economy, high-yield credits with the potential to benefit even more and short-term bonds that aren't as sensitive to rate increases, we believe we're positioned well for whatever lies ahead.

Thank you for your investment in Janus Adviser Flexible Income Fund.

Portfolio Asset Mix
(% of Net Assets)                             July 31, 2002       July 31, 2001
--------------------------------------------------------------------------------
Corporate Bonds/Warrants
  Investment Grade                                42.7%                50.0%
  High-Yield/High-Risk                             6.5%                14.5%
U.S. Government Obligations                       44.1%                31.4%
Foreign Dollar Bonds                               0.4%                 1.0%
Preferred Stock                                    0.1%                 0.1%
Cash and Cash Equivalents                          6.2%                 3.0%
Fund Profile
--------------------------------------------------------------------------------

Weighted Average Maturity                          7.9 Yrs.             9.7 Yrs.
Average Modified Duration*                         5.3 Yrs.             6.3 Yrs.
30-Day Average Yield**
  With Reimbursement                              4.10%                5.37%
  Without Reimbursement                           3.92%                4.57%
Weighted Average Fixed Income
  Credit Rating                                     A                    A

 *A theoretical measure of price volatility.

**Yields will fluctuate.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                         Janus Adviser Series July 31, 2002  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
--------------------------------------------------------------------------------
  1 Year                                                                   5.53%
  5 Year                                                                   6.08%
  From Inception Date of Predecessor Fund 9/13/93                          7.50%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index
  1 Year                                                                   6.89%
  5 Year                                                                   7.09%
  From Inception Date of Predecessor Fund 9/13/93                          6.61%
--------------------------------------------------------------------------------

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

Average Annual Total Return - for the periods ended July 31, 2002

----------------------------------------------------------
One Year              Five Year             Since 9/13/93*
 5.53%                 6.08%                    7.50%
----------------------------------------------------------

Janus Adviser
Flexible Income
Fund
$19,042

Lehman Brothers
Government/Credit
Index
$17,665

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Adviser Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Adviser Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 13, 1993, through July 31, 2002. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Adviser Flexible Income Fund ($19,042) as compared to the Lehman Brothers Government/Credit Index ($17,665).

* Inception date of predecessor fund.

Source - Lipper, a Reuters Company 2002.

See "Explanations of Charts, Tables and Financial Statements."

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Corporate Bonds - 49.6%
Aerospace and Defense - 1.6%
                 Ratytheon Co.:
$    345,000      6.50%, notes, due 7/15/05 .................     $      365,269
     453,000      6.15%, notes, due 11/1/08 .................            468,855

                                                                         834,124

Automotive - Cars and Light Trucks - 0.5%
     250,000    General Motors Corp., 7.20%
                  company guaranteed notes, due 1/15/11 .....            252,500

Beverages - Non-Alcoholic - 0.9%
                Coca-Cola Enterprises, Inc.:
     250,000      6.125%, notes, due 8/15/11 ................            264,063
     165,000      7.125%, debentures, due 8/1/17 ............            194,081

                                                                         458,144

Brewery - 1.2%
     560,000    Coors Brewing Co., 6.375%
                  notes, due 5/15/12+ .......................            591,500

Broadcast Services and Programming - 0.1%
      50,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 ........................             45,875

Building - Residential and Commercial - 0.1%
$     45,000    KB Home, Inc., 8.625%
                  senior subordinated notes, due 12/15/08 ...     $       44,100

Cable Television - 1.2%
     275,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 ................            250,250
                Cox Communications, Inc.:
     230,000      6.875%, notes, due 6/15/05 ................            221,087
     125,000      7.75%, notes, due 8/15/06 .................            120,000
      15,000    Mediacom Broadband LLC, 11.00%
                  company guaranteed notes, due 7/15/13 .....             12,075

                                                                         603,412

Cellular Telecommunications - 0.3%
     170,000    AT&T Wireless Services, Inc., 6.875%
                  notes, due 4/18/05 ........................            134,300
       4,000    Price Communications Wireless, Inc.
                  11.75%, senior subordinated notes
                  due 7/15/07 ...............................              4,230

                                                                         138,530

See Notes to Schedules of Investments and Financial Statements

44  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Commercial Banks - 0.2%
$      2,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 ......     $        2,145
      75,000    North Fork Bancorp, 5.875%
                  notes, due 8/15/12 ........................             74,808
       4,000    Provident Trust I Corp., 8.29%
                  company guaranteed notes, due 4/15/28 .....              3,500

                                                                          80,453

Commercial Services - 0.8%
     380,000    PHH Corp., 8.125%
                  notes, due 2/3/03 .........................            384,750

Computers - 0.9%
     445,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................            442,775

Containers - Metal and Glass - 0.2%
     115,000    Owens-Brockway Glass Container, Inc.
                  8.875%, secured notes, due 2/15/09+ .......            113,850

Cosmetics and Toiletries - 1.0%
     195,000    Gillette Co., 4.125%
                  notes, due 8/30/07 ........................            196,014
     285,000    Proctor & Gamble Co., 4.75%
                  notes, due 6/15/07 ........................            294,975

                                                                         490,989

Diversified Financial Services - 1.6%
                General Electric Capital Corp.:
     400,000      4.25%, notes, due 1/28/05 .................            409,000
     285,000      6.00%, notes, due 6/15/12 .................            289,631
     120,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 ........................            120,750

                                                                         819,381

Diversified Operations - 1.0%
     200,000    ARAMARK Services, Inc., 7.00%
                  company guaranteed notes, due 5/1/07 ......            207,250
     330,000    Cendant Corp., 6.875%
                  notes, due 8/15/06 ........................            318,037

                                                                         525,287

Electric - Integrated - 2.0%
     130,000    Amerenenergy Generating Co., 7.95%
                  notes, due 6/1/32 .........................            128,375
     600,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 ....................            618,000
     290,000    PSE&G Power LLC, 6.875%
                  company guaranteed notes, due 4/15/06 .....            280,212

                                                                       1,026,587

Finance - Auto Loans - 1.8%
     400,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 .................            406,000
     500,000    General Motors Acceptance Corp., 5.36%
                  notes, due 7/27/04 ........................            506,875

                                                                         912,875

Finance - Other Services - 0.5%
     245,000    Pemex Master Trust, 8.625%
                  notes, due 2/1/22+ ........................            232,750

Food - Diversified - 1.7%
$    115,000    General Mills, Inc., 6.00%
                  notes, due 2/15/12 ........................     $      116,437
                Kellogg Co.:
     200,000      6.00%, notes, due 4/1/06 ..................            213,500
     500,000      6.60%, notes, due 4/1/11 ..................            537,500

                                                                         867,437

Food - Meat Products - 0.6%
     295,000    Hormel Foods Corp., 6.625%
                  notes, due 6/1/11 .........................            314,544

Food - Retail - 2.1%
      50,000    Fred Meyer, Inc., 7.375%
                  company guaranteed notes, due 3/1/05 ......             54,312
      30,000    Kroger Co., 7.50%
                  company guaranteed notes, due 4/1/31 ......             31,987
       8,000    Marsh Supermarkets, Inc., 8.875%
                  company guaranteed notes, due 8/1/07 ......              7,840
                Safeway, Inc.:
     500,000      6.15%, notes, due 3/1/06 ..................            535,625
     300,000      6.50%, notes, due 3/1/11 ..................            316,500
      95,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ..................             95,594

                                                                       1,041,858

Food - Wholesale/Distribution - 0.1%
      60,000    Sysco International Co., 6.10%
                  notes, due 6/1/12+ ........................             63,900

Gas - Distribution - 0.4%
     200,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 ........................            208,000

Insurance Brokers - 0.2%
      90,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 ........................             95,175

Leisure, Recreation and Gaming - 0.1%
      50,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 .....             49,000

Life and Health Insurance - 0.1%
      57,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 .................             58,781

Linen Supply and Related Items - 0.2%
     105,000    Cintas Corp., 6.00%
                  notes, due 6/1/12+ ........................            109,331

Machine Tools and Related Products - 0.2%
     125,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 .................            127,969

Medical - HMO - 1.5%
     400,000    Coventry Health Care, Inc., 8.125%
                  senior notes, due 2/15/12 .................            400,500
     250,000    UnitedHealth Group, Inc., 5.20%
                  notes, due 1/17/07 ........................            260,000
     105,000    Wellpoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 ........................            112,744

                                                                         773,244

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Medical - Hospitals - 4.8%
$    162,000    Clarent Hospital Corp., 11.50%
                  senior notes, due 8/15/05 .................     $      171,315
                HCA, Inc.:
      40,000      8.125%, notes, due 8/4/03 .................             41,500
     600,000      6.91%, notes, due 6/15/05 .................            628,500
     500,000      6.95%, notes, due 5/1/12 ..................            504,375
       2,000      8.36%, debentures, due 4/15/24 ............              2,180
                Tenet Healthcare Corp.:
     750,000      5.375%, notes, due 11/15/06 ...............            762,187
     300,000      6.375%, notes, due 12/1/11 ................            303,375

                                                                       2,413,432

Medical Labs and Testing Services - 2.1%
                Quest Diagnostics, Inc.:
     600,000      6.75%, company guaranteed notes
                  due 7/12/06 ...............................            642,000
     385,000      7.50%, company guaranteed notes
                  due 7/12/11 ...............................            421,094

                                                                       1,063,094

Multimedia - 2.3%
                AOL Time Warner, Inc.:
     395,000      5.625%, notes, due 5/1/05 .................            344,637
     190,000      7.25%, debentures, due 10/15/17 ...........            142,500
     125,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 .....            122,500
     365,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 .........................            379,144
     175,000    Viacom, Inc., 6.40%
                  company guaranteed notes, due 1/30/06 .....            186,594

                                                                       1,175,375

Networking Products - 0%
       4,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated
                  debentures, due 5/1/03+,(OMEGA),(DELTA) ...                340

Non-Hazardous Waste Disposal - 2.3%
     400,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 ........................            417,500
                Waste Management, Inc.:
     145,000      7.00%, senior notes, due 10/1/04 ..........            152,069
      75,000      7.00%, notes, due 10/15/06 ................             79,500
     500,000      7.375%, notes, due 8/1/10 .................            494,375

                                                                       1,143,444

Oil Companies - Exploration and Production - 0.2%
      80,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12+ ................             80,400

Oil Companies - Integrated - 2.5%
                Conoco Funding Co.:
     845,000      5.45%, company guaranteed notes
                  due 10/15/06 ..............................            880,913
     200,000      6.35%, notes, due 10/15/11 ................            210,250
     150,000    Occidental Petroleum Corp., 5.875%
                  notes, due 1/15/07 ........................            157,125

                                                                       1,248,288

Physical Therapy and Rehabilitation Centers - 1.2%
                HEALTHSOUTH Corp.:
     550,000      7.375%, senior notes, due 10/1/06 .........            506,000
     135,000      8.50%, senior notes, due 2/1/08 ...........            128,250

                                                                         634,250

Pipelines - 0.2%
$     90,000    TEPPCO Partners, L.P., 7.625%
                  company guaranteed notes, due 2/15/12 .....     $       94,725

Property and Casualty Insurance - 0%
       2,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 .....              2,053

Real Estate Investment Trusts - Health Care - 0.5%
     250,000    Health Care Property Investors, Inc., 6.45%
                  notes, due 6/25/12 ........................            253,438

Recreational Centers - 0.9%
     455,000    Bally Total Fitness Holding Corp., 9.875%
                  senior subordinated notes, due 10/15/07 ...            436,800

Rental Auto/Equipment - 0.6%
     300,000    Hertz Corp., 7.625%
                  notes, due 6/1/12 .........................            291,000

Retail - Discount - 0.4%
     200,000    Wal-Mart Stores, Inc., 6.875%
                  senior notes, due 8/10/09 .................            223,750

Retail - Restaurants - 1.0%
     300,000    McDonald's Corp., 5.375%
                  notes, due 4/30/07 ........................            318,375
     160,000    Wendy's International, Inc., 6.20%
                  senior notes, due 6/15/14 .................            167,600
      40,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................             40,000

                                                                         525,975

Satellite Telecommunications - 0.4%
     200,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 .................            184,000

Savings/Loan/Thrifts - 1.9%
                Golden State Holdings, Inc.:
     505,000      7.00%, senior notes, due 8/1/03 ...........            522,044
     300,000      7.125%, senior notes, due 8/1/05 ..........            320,625
     133,000    Sovereign Bancorp, Inc., 8.625%
                  senior notes, due 3/15/04 .................            139,650

                                                                         982,319

Soap and Cleaning Preparations - 1.9%
                Dial Corp.:
     600,000      7.00%, senior notes, due 8/15/06 ..........            638,250
     300,000      6.50%, senior notes, due 9/15/08 ..........            312,375

                                                                         950,625

Telecommunication Services - 1.9%
   1,000,000    Verizon Global Funding Corp., 4.25%
                  convertible senior notes, due 9/15/05+ ....            967,500

Television - 1.1%
     512,000    Fox/Liberty Networks LLC, 8.875%
                  senior notes, due 8/15/07 .................            535,040

Theaters - 0.2%
     100,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 .....             94,750

Veterinary Diagnostics - 0.1%
      65,000    Vicar Operating, Inc., 9.875%
                  senior subordinated notes, due 12/1/09 ....             68,575
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $24,895,100) ....................         25,076,294
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

46  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Preferred Stock - 0.1%
Savings/Loan/Thrifts - 0.1%
$      2,142    Chevy Chase Savings Bank, 13.00%
                  (cost $59,225) ............................     $       58,905

Warrants - 0%
Finance - Other Services - 0%
           4    Ono Finance PLC - expires 5/31/09
                  (acquisition date 10/13/99)*,+ ............                  0

Telephone - Integrated - 0%
           1    Versatel Telecom B.V. - expires 5/15/08* ....                  0

Web Hosting/Design - 0%
           5    Equinix, Inc. - expires 12/1/07* ............                  0
--------------------------------------------------------------------------------
Total Warrants (cost $0) ....................................                  0
--------------------------------------------------------------------------------
U.S. Government Obligations - 44.1%
U.S. Government Agencies - 22.2%
                Fannie Mae:
$  4,765,000      3.875%, due 3/15/05 .......................          4,884,125
     475,000      5.00%, due 1/15/07 ........................            497,563
   1,310,000      4.25%, due 7/15/07 ........................          1,326,375
   1,165,000      6.25%, due 2/1/11 .........................          1,252,375
      95,000      6.00%, due 5/15/11 ........................            101,650
     780,000      6.125%, due 3/15/12 .......................            840,450
   1,545,000      6.625%, due 11/15/30 ......................          1,672,462
                Freddie Mac:
     600,000      5.25%, due 1/15/06 ........................            636,000

                                                                      11,211,000

U.S. Treasury Notes/Bonds - 21.9%
      75,000      7.50%, due 2/15/05 ........................             84,128
   1,101,000      3.50%, due 11/15/06 .......................          1,108,355
   2,348,000      4.375%, due 5/15/07 .......................          2,441,920
     270,000      4.75%, due 11/15/08 .......................            282,844
      64,000      6.00%, due 8/15/09 ........................             71,370
     162,014      3.375%, due 1/15/12# ......................            170,292
     810,000      4.875%, due 2/15/12 .......................            835,628
     905,000      7.25%, due 5/15/16 ........................          1,095,892
   1,035,000      7.25%, due 8/15/22 ........................          1,265,080
   2,130,000      6.25%, due 8/15/23 ........................          2,342,084
   1,348,000      5.375%, due 2/15/31** .....................          1,361,480

                                                                      11,059,073
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $21,718,828) ........         22,270,073
--------------------------------------------------------------------------------
Repurchase Agreement - 3.4%
   1,700,000    ABN AMRO Bank N.V., 1.84%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $1,700,087
                  collateralized by $1,950,053
                  in U.S. Government Obligations
                  2.63875%-8.50%, 6/15/09-8/1/32
                  with a value of $1,734,001
                  (cost $1,700,000) .........................          1,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $48,373,153) - 97.2% ..........         49,105,272
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.8%          1,396,093
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   50,501,365
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
 2 Contracts U.S. Treasury - 10-year Note
                  expires September 2002, principal
                  amount $216,757, value $221,219
                  cumulative depreciation ...................     $       (4,462)
--------------------------------------------------------------------------------

Summary of Investments by Country, January 31, 2002

Country                        % of Investment Securities          Market Value
--------------------------------------------------------------------------------
Canada                                    0.4%                    $      186,400
United States++                          99.6%                        48,918,872
--------------------------------------------------------------------------------
Total                                   100.0%                    $   49,105,272

++Includes Short-Term Securities (96.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND            J. Eric Thorderson, portfolio manager

For the 12 months ended July 31, 2002, Janus Adviser Money Market Fund returned 1.59%. The seven-day current yield for the same period was 1.20%.(1)

[PHOTO]

Although the Federal Reserve cut interest rates 11 times in 2001 in an effort to strengthen the economy, by early 2002 the market was convinced that the Fed had finished lowering rates. Therefore, in the market's view, the Fed's next move would be to raise them. Now the market is not so sure. In fact, many economists have reversed course and now expect interest rates to decline further. It is not at all clear what the Fed might do, and indeed, Chairman Greenspan has made it clear that his concerns are focused on risks of further economic weakness.

Although interest rates have been quite steady, the credit arena has been volatile. The notorious demise of Enron, and subsequent revelations of accounting irregularities in WorldCom and numerous other large corporations, has made all market participants edgy. We believe heightened investor anxiety may be justified in some cases, but it has sometimes been the cause, rather than the result, of a credit event. Ratings agencies, historically conservative in their reactions to economic cycles, have been increasingly hyper-reactive, which has created a feedback loop that reinforces investor dread and makes it difficult for even honest, well-managed companies to gain the market's confidence.

One good thing that's coming from all this turmoil is that there will be more transparency in corporate accounting. Executives are aware that, these days, they will be considered guilty unless they can prove themselves innocent. And the proof of innocence is in transparent financial reporting. Although we have always insisted on receiving extensive disclosure, management's more forthcoming attitude is a welcome change from previous periods.

This is a fascinating time in investment history. Few of us have experienced overnight interest rates this low in our professional lives, and the tendency is to expect them to revert to normal quickly. However, like most concepts in economics, "normal" is a term that depends on its context. What is normal 11 months after the world changed forever? We think that, for interest rates and economic activity, normal is now a lot lower than it used to be.

Regardless of economic direction, however, our goal remains the same: vigilant preservation of principal and assurance of liquidity through the careful and flexible selection of lower-risk investments.

Thank you for your investment in Janus Adviser Money Market Fund.

AVERAGE ANNUAL TOTAL RETURN
For the Periods Ended July 31, 2002
-------------------------------------------------------------------------------
  1 Year                                                                   1.59%
  5 Year                                                                   4.21%
  From Inception Date of Predecessor Fund 5/1/95                           4.16%
Seven-Day Current Yield
  With Reimbursement                                                       1.20%
  Without Reimbursement                                                    0.98%
-------------------------------------------------------------------------------

(1)  All returns reflect reinvested dividends.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 877-335-2687 or visit janus.com for more current performance information.

The Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends.

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital Management LLC, the Fund's adviser, has contractually agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

48  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ADVISER MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                         Market Value
================================================================================
Certificates of Deposit - 4.4%
$  1,000,000    Westdeutsche Landesbank Girozentrale
                  New York, 2.27%, 1/27/03
                  (cost $1,000,000) .........................     $    1,000,000
--------------------------------------------------------------------------------
Commercial Paper - 4.4%
   1,000,000    Sempra Energy Global Enterprises, Inc.
                  2.15%, 8/28/02+ (cost $998,388) ...........            998,388
--------------------------------------------------------------------------------
Floating Rate Notes - 9.9%
   1,000,000    American Honda Finance Corp.
                  1.90625%, 12/6/02+ ........................            999,934
     750,000    Comerica Bank
                  1.93%, 9/6/02 .............................            750,030
     500,000    Sigma Finance, Inc.
                  1.82875%, 10/15/02+ .......................            499,990
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $2,249,954) .................          2,249,954
--------------------------------------------------------------------------------
Repurchase Agreement - 14.8%
   3,340,000    Banc of America Securities LLC, 1.86%
                  dated 7/31/02, maturing 8/1/02
                  to be repurchased at $3,340,173
                  collateralized by $7,444,041
                  in U.S. Government Obligations
                  0%-20.632083%, 8/15/07-7/15/32
                  with a value of $3,406,800
                  (cost $3,340,000) .........................          3,340,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 51.0%
     650,000    Advocare of South Carolina, Inc.
                  1.82%, 6/1/17 .............................            650,000
     100,000    Arapahoe County, Colorado Industrial
                  Development Revenue, (Cottrell)
                  Series B, 2.05%, 10/1/19 ..................            100,000
   1,290,000    Arbor View III LLC, Series 2001-A
                  1.94%, 8/1/28 .............................          1,290,000
     900,000    Asset Partners, Inc.
                  2.00%, 11/1/27 ............................            900,000
     310,000    Breckenridge Terrace LLC, Series 1999-B
                  1.82%, 5/1/39 .............................            310,000
                California Infrastructure and Economic
                  Development Bank Industrial Revenue
                  Series B:
     430,000      2.00%, 4/1/24 .............................            430,000
     135,000      2.00%, 10/1/26 ............................            135,000
     300,000    Capel, Inc.
                  1.87%, 9/1/09 .............................            300,000
     350,000    Colorado Housing Facilities Revenue
                  (Tenderfoot Seasonal Housing LLC)
                  Series A, 1.82%, 7/1/35 ...................            350,000

Taxable Variable Rate Demand Notes - (continued)
                Cunat Capital Corp.:
$  1,165,000      Series 1997-C, 2.07%, 12/1/17 .............     $    1,165,000
   1,740,000      Series 1998-A, 2.03%, 12/1/28 .............          1,740,000
     600,000    Decatur Highway Church of Christ
                  1.88%, 8/1/15 .............................            600,000
     250,000    Fox Valley Ice Arena LLC
                  2.00%, 7/1/27 .............................            250,000
     190,000    Medical Properties, Inc., North Dakota
                  (Dakota Clinic Project), 2.00%, 12/22/24 ..            190,000
   1,000,000    Mississippi Business Finance Corp.
                  Industrial Development Revenue
                  (Royal Vendors, Inc. Project)
                  2.02%, 6/1/24 .............................          1,000,000
     500,000    Montgomery, Alabama Industrial
                  Development Board of Revenue
                  (Jenkins Brick Co.), Series A
                  1.91%, 9/1/14 .............................            500,000
     880,000    New Jersey Economic Development
                  Authority Revenue, (Four Woodbury
                  Project), Series B
                  2.16%, 5/1/31 .............................            880,000
     100,000    New York City, New York Industrial
                  Development Agency
                  (G.A.F. Seelig, Inc. Project)
                  1.98%, 7/1/03 .............................            100,000
     160,000    Phoenix, Illinois Realty Special Account
                  Multifamily Revenue, (Brightons Mark)
                  2.24%, 4/1/20 .............................            160,000
     300,000    Saint Joseph, Missouri Industrial
                  Development Authority Revenue
                  (Albaugh, Inc. Project)
                  Series B, 2.39%, 11/1/19 ..................            300,000
     200,000    West Covina, California Public Financing
                  Authority Tax Allocation Revenue
                  2.07%, 11/1/29 ............................            200,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $11,550,000) .         11,550,000
--------------------------------------------------------------------------------
U.S. Government Agency - 4.4%
   1,000,000    Freddie Mac
                  3.44%, 8/15/02 (cost $998,662) ............            998,662
--------------------------------------------------------------------------------
Total Investments (total cost $20,137,004) - 88.9% ..........         20,137,004
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 11.1%         2,508,933
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................     $   22,645,937
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements

                                         Janus Adviser Series July 31, 2002  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                       Janus Adviser   Janus Adviser   Janus Adviser
                                                                        Janus Adviser     Aggressive      Capital         Core
As of July 31, 2002                                                        Growth          Growth       Appreciation     Equity
(all numbers in thousands except net asset value per share)                 Fund            Fund            Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                   $   341,106     $   268,381     $   640,966    $    17,721

  Investments at value:                                                 $   280,103     $   236,798     $   602,804    $    16,252
    Cash                                                                      4,672             903           1,351              4
    Receivables:
      Investments sold                                                        1,187           3,297              --            117
      Fund shares sold                                                          590             651           2,211            105
      Dividends                                                                 160              45             156             11
      Interest                                                                   --               2               4             --
      Due from Advisor                                                           --              --              --             --
    Other assets                                                                  2               1               1             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                286,714         241,697         606,527         16,489
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                       432              --          17,240            342
    Fund shares repurchased                                                   2,574             801           1,374              9
    Advisory fees                                                               135             119             326              9
  Accrued expenses                                                              160             135             316             28
  Variation Margin                                                               --              --              --             --
  Foreign currency contracts                                                     --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                             3,301           1,055          19,256            388
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $   283,413     $   240,642     $   587,271    $    16,101
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)          17,622          15,173          31,321          1,157
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                               $     16.08     $     15.86     $     18.75    $     13.92
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

50  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      Janus Adviser  Janus Adviser
                                                                       Janus Adviser    Growth and     Strategic    Janus Adviser
As of July 31, 2002                                                      Balanced         Income        Value       International
(all numbers in thousands except net asset value per share)                Fund            Fund         Fund            Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                  $   771,167    $   246,179    $     4,659     $   611,443
  Investments at value:                                                $   744,238    $   217,205    $     4,049     $   553,853
    Cash                                                                       749            328             71             500
    Receivables:
      Investments sold                                                       1,835            571             14           3,368
      Fund shares sold                                                       3,407            914             --           1,102
      Dividends                                                                277             89              1             744
      Interest                                                               4,855             78              1               5
      Due from Advisor                                                          --             --              6              --
    Other assets                                                                 3              1             --               2
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                               755,364        219,186          4,142         559,574
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                    4,277            424             34          18,749
    Fund shares repurchased                                                    754            202             --           8,859
    Advisory fees                                                              358            120              2             252
  Accrued expenses                                                             374            130             22             290
  Variation Margin                                                              --             --             --              --
  Foreign currency contracts                                                    --             --             --             303
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                            5,763            876             58          28,453
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $   749,601    $   218,310    $     4,084    $    531,121
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         35,067         17,476            610          27,233
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                              $     21.38    $     12.49    $      6.69    $      19.50
--------------------------------------------------------------------------------------------------------------------------------

                                                                                         Janus Adviser  Janus Adviser  Janus Adviser
                                                                          Janus Adviser     Global        Flexible        Money
As of July 31, 2002                                                         Worldwide        Value         Income         Market
(all numbers in thousands except net asset value per share)                    Fund          Fund           Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments at cost                                                     $ 1,221,094    $     2,882    $    48,373    $    20,137

  Investments at value:                                                   $ 1,093,009    $     2,643    $    49,105    $    20,137
    Cash                                                                          720             93            249             35
    Receivables:
      Investments sold                                                          2,076             --            193             --
      Fund shares sold                                                          2,484             --            623          2,563
      Dividends                                                                 1,131              5              2             --
      Interest                                                                      6             --            857             36
      Due from Advisor                                                             --              3             --             --
    Other assets                                                                    4             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                1,099,430          2,744         51,029         22,771
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                      31,612             15            425             --
    Fund shares repurchased                                                     6,939              7             42            103
    Advisory fees                                                                 511              2             20              1
  Accrued expenses                                                                500             10             39             21
  Variation Margin                                                                 --             --              2             --
  Foreign currency contracts                                                      785             41             --             --
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                              40,347             75            528            125
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                $ 1,059,083    $     2,669    $    50,501    $    22,646
  Shares Outstanding, $0.01 Par Value (unlimited shares authorized)            45,653            281          4,219         22,646
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $     23.20    $      9.50    $     11.97    $      1.00
----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                 Janus Adviser  Janus Adviser
                                                                  Janus Adviser    Aggressive      Capital
For the period ended July 31, 2002                                   Growth          Growth      Appreciation
(all numbers in thousands)                                            Fund            Fund           Fund
-------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      751     $      789     $    3,084
  Dividends                                                            1,828            535          4,098
  Foreign tax withheld                                                   (11)            --            (54)
-----------------------------------------------------------------------------------------------------------
Total Investment Income                                                2,568          1,324          7,128
-----------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        2,100          1,913          3,330
  Transfer agent expenses                                                  6              5              6
  Registration fees                                                       81             52             96
  System fees                                                             16             16             14
  Custodian fees                                                          54             51             31
  Audit fees                                                              11              9              7
  Distribution fees                                                      808            736          1,281
  Administrative fees                                                    808            736          1,281
  Other expenses                                                          18             20             20
-----------------------------------------------------------------------------------------------------------
Total Expenses                                                         3,902          3,538          6,066
-----------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (34)           (43)           (26)
-----------------------------------------------------------------------------------------------------------
Net Expenses                                                           3,868          3,495          6,040
-----------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             (88)           (81)            --
-----------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                       3,780          3,414          6,040
-----------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                          (1,212)        (2,090)         1,088
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (47,442)      (124,756)       (60,428)
  Net realized gain/(loss) from foreign currency transactions            (56)            --             --
  Net realized gain/(loss) from future contracts                          --             --             --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                              (57,201)        (2,593)       (17,888)
-----------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (104,699)      (127,349)       (78,316)
-----------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ (105,911)     $(129,439)     $ (77,228)
-----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

52  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Janus Adviser                  Janus Adviser   Janus Adviser
                                                            Core       Janus Adviser     Growth and      Strategic     Janus Adviser
For the period ended July 31, 2002                         Equity         Balanced         Income          Value       International
(all numbers in thousands)                                  Fund            Fund            Fund           Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                              $       37     $   16,677      $      905      $      11       $    1,776
  Dividends                                                    160          4,822           1,388             45            7,530
  Foreign tax withheld                                          (1)           (31)             (4)            (1)            (749)
----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                        196         21,468           2,289             55            8,557
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                 84          4,437           1,011             33            3,456
  Transfer agent expenses                                        2              7               4              1               11
  Registration fees                                             14            158              40             13              139
  System fees                                                   15             18              14             14               17
  Custodian fees                                                25             76              48             23              379
  Audit fees                                                     7              7               7              7               14
  Distribution fees                                             32          1,706             389             13            1,329
  Administrative fees                                           32          1,706             389             13            1,329
  Other expenses                                                 8             24              10              6               23
----------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                 219          8,139           1,912            123            6,697
----------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                         (2)           (26)            (12)             --             (52)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                   217          8,113           1,900            123            6,645
----------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                    --           (126)             --            (35)             (51)
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                               217          7,987           1,900             88            6,594
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                   (21)        13,481             389            (33)           1,963
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions     (1,363)       (41,437)        (11,540)          (775)        (122,758)
  Net realized gain/(loss) from foreign currency
    transactions                                                --              2              --             --           (5,465)
  Net realized gain/(loss) from future contracts                --             --              --             --               --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                     (1,339)       (23,056)        (28,150)          (568)          (7,992)
----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments      (2,702)       (64,491)        (39,690)        (1,343)        (136,215)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from
Operations                                              $   (2,723)    $  (51,010)     $  (39,301)     $  (1,376)      $ (134,252)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Janus Adviser  Janus Adviser  Janus Adviser
                                                                  Janus Adviser     Global        Flexible         Money
For the period ended July 31, 2002                                  Worldwide       Value         Income           Market
(all numbers in thousands)                                            Fund          Fund           Fund             Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $    3,183     $        5     $    1,862     $      531
  Dividends                                                           13,517             35              5             --
  Foreign tax withheld                                                  (954)            (3)            --             --
-------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                               15,746             37          1,867            531
-------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                        6,973             16            209             56
  Transfer agent expenses                                                 15              2              2              2
  Registration fees                                                      161             14             15             18
  System fees                                                             17             14             16             14
  Custodian fees                                                         432             15             35              4
  Audit fees                                                              12              6              7              8
  Distribution fees                                                    2,682              6             81             56
  Administrative fees                                                  2,682              6             81             56
  Other expenses                                                          40              5              9              4
-------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        13,014             84            455            218
-------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (76)            --             (4)            (2)
-------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                          12,938             84            451            216
-------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             (65)           (41)           (65)           (23)
-------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                      12,873             43            386            193
-------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                           2,873             (6)         1,481            338
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions             (208,351)            55           (646)            --
  Net realized gain/(loss) from foreign currency transactions         (5,762)           (15)            --             --
  Net realized gain/(loss) from future contracts                          --             --            (31)            --
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency                              (99,021)          (240)           625             --
-------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              (313,134)          (200)           (52)            --
-------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $ (310,261)    $     (206)    $    1,429     $      338
-------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        Janus Adviser
                                                                           Growth
For the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                           2002          2001
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (1,212)   $      (89)
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts             (47,498)      (37,091)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                 (57,201)       (3,802)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (105,911)      (40,982)
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --           (31)
  Net realized gain from investment transactions*                         --            --
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --           (31)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        255,821       225,006
  Shares transferred(1)                                                  N/A       156,824
  Reinvested dividends and distributions                                  --            31
  Shares repurchased                                                (131,529)      (75,816)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              124,292       306,045
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 18,381       265,032
Net Assets:
  Beginning of period(1)                                             265,032            --
-------------------------------------------------------------------------------------------
  End of period                                                   $  283,413    $  265,032
-------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  429,027    $  305,947
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*           (84,611)      (37,113)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                (61,003)       (3,802)
-------------------------------------------------------------------------------------------
                                                                  $  283,413    $  265,032
-------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         12,998         8,192
  Shares transferred(1)                                                  N/A         6,143
  Reinvested dividends and distributions                                  --             1
-------------------------------------------------------------------------------------------
Total                                                                 12,998        14,336
-------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (6,830)       (2,882)
Net Increase/(Decrease) in Fund Shares                                 6,168        11,454
Shares Outstanding, Beginning of Period(1)                            11,454            --
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     17,622        11,454
-------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  262,161    $  232,109
  Proceeds from sales of securities                                  116,127        92,051
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

*    See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

54  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Janus Adviser              Janus Adviser
                                                                      Aggressive Growth         Capital Appreciation
For the fiscal year ended July 31                                           Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (2,090)    $  (2,248)   $    1,088    $    1,869
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts            (124,756)     (166,477)      (60,428)      (32,521)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                  (2,593)      (28,990)      (17,888)      (20,274)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (129,439)     (197,715)      (77,228)      (50,926)
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --        (1,498)       (1,038)
  Net realized gain from investment transactions*                         --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --            --        (1,498)       (1,038)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        150,566       423,567       542,187       202,436
  Shares transferred(1)                                                  N/A       238,484           N/A       109,598
  Reinvested dividends and distributions                                  --            --         1,496         1,024
  Shares repurchased                                                (116,162)     (128,659)     (108,492)      (30,288)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               34,404       533,392       435,191       282,770
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (95,035)      335,677       356,465       230,806
Net Assets:
  Beginning of period(1)                                             335,677            --       230,806            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  240,642    $  335,677    $  587,271    $  230,806
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  566,406    $  534,092    $  717,961    $  282,770
  Undistributed net investment income/(loss)*                             --            --           421           831
  Undistributed net realized gain/(loss) from investments*          (294,181)     (169,425)      (92,949)      (32,521)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                (31,583)      (28,990)      (38,162)      (20,274)
----------------------------------------------------------------------------------------------------------------------
                                                                  $  240,642    $  335,677    $  587,271    $  230,806
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          7,569        11,700        26,410         7,548
  Shares transferred(1)                                                  N/A         5,956           N/A         3,780
  Reinvested dividends and distributions                                  --            --            71            38
----------------------------------------------------------------------------------------------------------------------
Total                                                                  7,569        17,656        26,481        11,366
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (5,989)       (4,063)       (5,369)       (1,157)
Net Increase/(Decrease) in Fund Shares                                 1,580        13,593        21,112        10,209
Shares Outstanding, Beginning of Period(1)                            13,593            --        10,209            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     15,173        13,593        31,321        10,209
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  227,767    $  546,251    $  564,409    $  223,121
  Proceeds from sales of securities                                  223,490       257,472       222,979        73,038
  Purchases of long-term U.S. government obligations                      --            --            --            --
  Proceeds from sales of long-term U.S. government obligations            --            --            --            --

                                                                       Janus Adviser               Janus Adviser
                                                                        Core Equity                   Balanced
For the fiscal year ended July 31                                           Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      (21)   $        1    $   13,481    $    8,462
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts              (1,363)         (299)      (41,435)      (13,860)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                  (1,339)         (130)      (23,056)       (3,872)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (2,723)         (428)      (51,010)       (9,270)
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            (8)      (13,579)       (6,756)
  Net realized gain from investment transactions*                         --           (53)           --            --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --           (61)      (13,579)       (6,756)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         16,953         9,636       437,083       492,036
  Shares transferred(1)                                                  N/A         1,184           N/A       131,099
  Reinvested dividends and distributions                                  --            61        13,552         6,754
  Shares repurchased                                                  (5,263)       (3,258)     (167,084)      (83,224)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               11,690         7,623       283,551       546,665
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             $    8,967         7,134       218,962       530,639
Net Assets:
  Beginning of period(1)                                               7,134            --       530,639            --
----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $   16,101    $    7,134    $  749,601    $  530,639
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $   19,287    $    7,617    $  830,238    $  546,687
  Undistributed net investment income/(loss)*                             --            --         1,607         1,623
  Undistributed net realized gain/(loss) from investments*            (1,717)         (353)      (55,316)      (13,799)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                 (1,469)         (130)      (26,928)       (3,872)
----------------------------------------------------------------------------------------------------------------------
                                                                  $   16,101    $    7,134    $  749,601    $  530,639
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          1,075           532        19,280        20,200
  Shares transferred(1)                                                  N/A            69           N/A         5,575
  Reinvested dividends and distributions                                  --             3           605           284
----------------------------------------------------------------------------------------------------------------------
Total                                                                  1,075           604        19,885        26,059
----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (337)         (185)       (7,447)       (3,430)
Net Increase/(Decrease) in Fund Shares                                   738           419        12,438        22,629
Shares Outstanding, Beginning of Period(1)                               419            --        22,629            --
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      1,157           419        35,067        22,629
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $   21,810    $    9,217    $  488,778    $  468,709
  Proceeds from sales of securities                                   10,715         3,910       289,913       184,255
  Purchases of long-term U.S. government obligations                      35           173       269,633       210,401
  Proceeds from sales of long-term U.S. government obligations           145            68       217,101       141,348

                                                                       Janus Adviser
                                                                     Growth and Income
For the fiscal year ended July 31                                           Fund
(all numbers in thousands)                                           2002          2001
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      389    $      118
  Net realized gain/(loss) from investment transactions,
    foreign currency transactions, and futures contracts             (11,540)       (2,255)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                 (28,150)         (823)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (39,301)       (2,960)
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (331)          (71)
  Net realized gain from investment transactions*                         --            --
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (331)          (71)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        299,807        27,538
  Shares transferred(1)                                                  N/A        16,019
  Reinvested dividends and distributions                                 327            68
  Shares repurchased                                                 (76,800)       (5,986)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              223,334        37,639
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                183,702        34,608
Net Assets:
  Beginning of period(1)                                              34,608            --
-------------------------------------------------------------------------------------------
  End of period                                                   $  218,310    $   34,608
-------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  260,975    $   37,642
  Undistributed net investment income/(loss)*                            106            47
  Undistributed net realized gain/(loss) from investments*           (13,798)       (2,258)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                (28,973)         (823)
-------------------------------------------------------------------------------------------
                                                                  $  218,310    $   34,608
-------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         20,741         1,645
  Shares transferred(1)                                                  N/A           928
  Reinvested dividends and distributions                                  23             4
-------------------------------------------------------------------------------------------
Total                                                                 20,764         2,577
-------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (5,510)         (355)
Net Increase/(Decrease) in Fund Shares                                15,254         2,222
Shares Outstanding, Beginning of Period(1)                             2,222            --
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     17,476         2,222
-------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  239,408    $   25,633
  Proceeds from sales of securities                                   43,566         9,433
  Purchases of long-term U.S. government obligations                   7,916         1,434
  Proceeds from sales of long-term U.S. government obligations         4,439           481

(1) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

*    See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                       Janus Adviser
                                                                      Strategic Value
For the fiscal year or period ended July 31                                 Fund
(all numbers in thousands)                                           2002          2001
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      (33)   $      (26)
  Net realized gain/(loss) from investment transactions                 (775)         (558)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    (568)          (41)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (1,376)         (625)
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  --            --
  Net realized gain from investment transactions*                         --            --
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             --            --
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          1,142         5,994
  Shares transferred(2)                                                  N/A           N/A
  Reinvested dividends and distributions                                  --            --
  Shares repurchased                                                    (937)         (114)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  205         5,880
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,171)         5,255
Net Assets:
  Beginning of period(2)                                               5,255            --
-------------------------------------------------------------------------------------------
  End of period                                                   $    4,084    $    5,255
-------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    6,026    $    5,854
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*            (1,333)         (558)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   (609)          (41)
-------------------------------------------------------------------------------------------
                                                                  $    4,084    $    5,255
-------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            133           604
  Shares transferred(2)                                                  N/A           N/A
  Reinvested dividends and distributions                                  --            --
-------------------------------------------------------------------------------------------
Total                                                                    133           604
-------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (115)          (12)
Net Increase/(Decrease) in Fund Shares                                    18           592
Shares Outstanding, Beginning of Period(2)                               592            --
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        610           592
-------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    4,163    $    9,917
  Proceeds from sales of securities                                    3,788         4,301
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1)  Period May 1, 2001 (inception) to July 31, 2001.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

*    See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

56  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                        Janus Adviser              Janus Adviser
                                                                        International                 Worldwide
For the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                           2002          2001          2002          2001
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    1,963    $    2,715    $    2,873    $    4,589
  Net realized gain/(loss) from investment transactions             (128,223)      (49,229)     (214,113)      (99,002)
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                  (7,992)      (49,812)      (99,021)      (29,779)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (134,252)      (96,326)     (310,261)     (124,192)
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (2,046)         (667)       (1,526)       (3,041)
  Net realized gain from investment transactions*                         --          (665)           --            --
-----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (2,046)       (1,332)       (1,526)       (3,041)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                      1,696,574       809,486     1,319,635     1,106,632
  Shares transferred(2)                                                  N/A        41,134           N/A       307,422
  Reinvested dividends and distributions                               1,866         1,298         1,522         3,020
  Shares repurchased                                              (1,461,320)     (323,961)     (900,254)     (339,874)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              237,120       527,957       420,903     1,077,200
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                100,822       430,299       109,116       949,967
Net Assets:
  Beginning of period(2)                                             430,299            --       949,967            --
-----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  531,121    $  430,299    $1,059,083    $  949,967
-----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  765,101    $  527,981    $1,498,391    $1,077,488
  Undistributed net investment income/(loss)*                          1,875         1,986         2,691         1,418
  Undistributed net realized gain/(loss) from investments*          (178,051)      (49,856)     (313,199)      (99,160)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                (57,804)      (49,812)     (128,800)      (29,779)
-----------------------------------------------------------------------------------------------------------------------
                                                                  $  531,121    $  430,299    $1,059,083    $  949,967
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         74,592        26,779        49,090        30,495
  Shares transferred(2)                                                  N/A         1,303           N/A         9,383
  Reinvested dividends and distributions                                  78            41            53            82
-----------------------------------------------------------------------------------------------------------------------
Total                                                                 74,670        28,123        49,143        39,960
-----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                 (64,121)      (11,439)      (33,865)       (9,585)
Net Increase/(Decrease) in Fund Shares                                10,549        16,684        15,278        30,375
Shares Outstanding, Beginning of Period(2)                            16,684            --        30,375            --
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     27,233        16,684        45,653        30,375
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  569,034    $  571,641    $1,180,265    $1,110,618
  Proceeds from sales of securities                                  319,849       152,943       702,087       416,608
  Purchases of long-term U.S. government obligations                      --            --            --            --
  Proceeds from sales of long-term U.S. government obligations            --            --            --            --

                                                                       Janus Adviser                Janus Adviser
                                                                        Global Value               Flexible Income
For the fiscal year or period ended July 31                                 Fund                        Fund
(all numbers in thousands)                                           2002         2001(1)        2002          2001
-----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $       (6)   $        2    $    1,481    $      148
  Net realized gain/(loss) from investment transactions                   40            --          (677)           16
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                    (240)          (39)          625           103
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (206)          (37)        1,429           267
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (3)           --        (1,479)         (148)
  Net realized gain from investment transactions*                         --            --           (80)           --
-----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                             (3)           --        (1,559)         (148)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          3,366         2,018       105,018        11,963
  Shares transferred(2)                                                  N/A           N/A           N/A           822
  Reinvested dividends and distributions                                   3            --         1,514           144
  Shares repurchased                                                  (2,472)           --       (62,060)       (6,889)
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  897         2,018        44,472         6,040
-----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    688         1,981        44,342         6,159
Net Assets:
  Beginning of period(2)                                               1,981            --         6,159            --
-----------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    2,669    $    1,981    $   50,501    $    6,159
-----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    2,909    $    2,018    $   50,512    $    6,040
  Undistributed net investment income/(loss)*                             --             2             1            --
  Undistributed net realized gain/(loss) from investments*                39            --          (740)           16
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                   (279)          (39)          728           103
-----------------------------------------------------------------------------------------------------------------------
                                                                  $    2,669    $    1,981    $   50,501    $    6,159
-----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            313           202         8,782         1,021
  Shares transferred(2)                                                  N/A           N/A           N/A            71
  Reinvested dividends and distributions                                  --            --           128            12
-----------------------------------------------------------------------------------------------------------------------
Total                                                                    313           202         8,910         1,104
-----------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                    (234)           --        (5,208)         (587)
Net Increase/(Decrease) in Fund Shares                                    79           202         3,702           517
Shares Outstanding, Beginning of Period(2)                               202            --           517            --
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        281           202         4,219           517
-----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    2,344    $    1,425    $   66,820    $    8,601
  Proceeds from sales of securities                                    1,243            --        45,750         5,197
  Purchases of long-term U.S. government obligations                      --            --        92,928         7,646
  Proceeds from sales of long-term U.S. government obligations            --            --        73,768         6,046

                                                                       Janus Adviser
                                                                        Money Market
For the fiscal year or period ended July 31                                 Fund
(all numbers in thousands)                                           2002          2001
-------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      338    $      480
  Net realized gain/(loss) from investment transactions                   --            --
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                      --            --
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          338           480
-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (338)         (480)
  Net realized gain from investment transactions*                         --            --
-------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (338)         (480)
-------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        157,111        42,764
  Shares transferred(2)                                                  N/A         6,652
  Reinvested dividends and distributions                                 306           469
  Shares repurchased                                                (150,536)      (34,120)
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                6,881        15,765
-------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  6,881        15,765
Net Assets:
  Beginning of period(2)                                              15,765            --
-------------------------------------------------------------------------------------------
  End of period                                                   $   22,646    $   15,765
-------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $   22,646    $   15,765
  Undistributed net investment income/(loss)*                             --            --
  Undistributed net realized gain/(loss) from investments*                --            --
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations                                     --            --
-------------------------------------------------------------------------------------------
                                                                  $   22,646    $   15,765
-------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                        157,111        42,764
  Shares transferred(2)                                                  N/A         6,652
  Reinvested dividends and distributions                                 306           469
-------------------------------------------------------------------------------------------
Total                                                                157,417        49,885
-------------------------------------------------------------------------------------------
  Shares Repurchased                                                (150,536)      (34,120)
Net Increase/(Decrease) in Fund Shares                                 6,881        15,765
Shares Outstanding, Beginning of Period(2)                            15,765            --
-------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     22,646        15,765
-------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                                 --            --
  Proceeds from sales of securities                                       --            --
  Purchases of long-term U.S. government obligations                      --            --
  Proceeds from sales of long-term U.S. government obligations            --            --

(1)  Period May 1, 2001 (inception) to July 31, 2001.

(2) A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000 (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). All Capital and Shares were transferred to the corresponding fund of the newly formed Janus Adviser Series. See Note 1 in Notes to Financial Statements.

*    See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                                    Janus Aspen
                                                          Janus Adviser                           Growth Portfolio
For a share outstanding during                             Growth Fund                          Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.14    $    30.82    $    33.63    $    23.45    $    18.46    $  16.18
----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --          (.02)          .07          (.03)        .04
  Net gains/(losses) on securities
    (both realized and unrealized)                       (7.06)        (7.68)         (.22)        10.25          6.32        2.71
----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (7.06)        (7.68)         (.24)        10.32          6.29        2.75
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --        (.10)
  Distributions (from capital gains)*                       --            --         (2.57)         (.14)        (1.30)       (.37)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --         (2.57)         (.14)        (1.30)       (.47)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    16.08    $    23.14    $    30.82    $    33.63    $    23.45    $  18.46
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (30.51)%      (24.91)%       (0.64)%       44.12%        34.99%      17.22%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  283,413    $  265,032    $  189,318    $   59,334    $       18    $     12
Average Net Assets for the Period (in thousands)    $  323,098    $  247,176    $  127,737    $   12,209    $       13    $     11
Ratio of Gross Expenses to Average Net Assets***(3)       1.18%         1.17%         1.17%         1.17%         1.18%       1.20%
Ratio of Net Expenses to Average Net Assets***(3)         1.17%         1.17%         1.17%         1.17%         1.18%       1.20%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.38)%       (0.04)%       (0.30)%       (0.25)%       (0.23)%      0.29%
Portfolio Turnover Rate***                                  41%           42%           46%           53%           73%        122%

                                                         Janus Adviser                              Janus Aspen
                                                       Aggressive Growth                    Aggressive Growth Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    24.70    $    50.78    $    58.91    $    27.42    $    20.49    $   16.12
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --          (.17)          .19         (.12)        (.06)
  Net gains/(losses) on securities
    (both realized and unrealized)                       (8.84)       (26.08)        (1.63)        32.70          7.05         4.43
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (8.84)       (26.08)        (1.80)        32.89          6.93         4.37
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --           --
  Distributions (from capital gains)*                       --            --         (6.33)        (1.40)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --         (6.33)        (1.40)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    15.86    $    24.70    $    50.78    $    58.91    $    27.42    $   20.49
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (35.79)%      (51.36)%       (3.17)%      124.34%        33.58%       27.11%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  240,642    $  335,677    $  302,466    $   47,928    $       17    $      13
Average Net Assets for the Period (in thousands)    $  294,324    $  351,618    $  162,084    $    9,786    $       14    $      11
Ratio of Gross Expenses to Average Net Assets***(3)       1.17%         1.16%         1.17%         1.19%         1.26%        1.32%
Ratio of Net Expenses to Average Net Assets***(3)         1.16%         1.16%         1.17%         1.19%         1.26%        1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.71)%       (0.64)%       (1.01)%       (1.00)%       (0.86)%     (0.62)%
Portfolio Turnover Rate***                                  88%           79%           84%          105%          132%         130%

    *See Note 3 in Notes to Financial Statements.

   **Total return not annualized for periods of less than one full year.

  ***Annualized for periods of less than one full year.

(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.

(3)  See Notes 4 and 5 in Notes to Financial Statements.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

58  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Janus Adviser                              Janus Aspen
                                                 Capital Appreciation                Capital Appreciation Portfolio
For a share outstanding during                           Fund                              Retirement Shares(2)
the fiscal year or period ended July 31           2002         2001(1)        2000          1999          1998         1997(4)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    22.61    $    31.32    $    33.00    $    19.86    $    12.62    $   10.00
------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                       (.01)          .25           .09          (.08)         (.04)         .12
  Net gains/(losses) on securities
    (both realized and unrealized)                  (3.80)        (8.79)        (1.66)        13.22          7.28         2.50
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    (3.81)        (8.54)        (1.57)        13.14          7.24         2.62
------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*            (.05)         (.17)         (.10)           --            --           --
  Distributions (from capital gains)*                  --            --          (.01)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (.05)         (.17)         (.11)           --            --           --
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $    18.75    $    22.61    $    31.32    $    33.00    $    19.86    $   12.62
------------------------------------------------------------------------------------------------------------------------------
Total Return**                                     (16.86)%      (27.35)%       (4.74)%       66.16%        57.37%       26.20%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $  587,271    $  230,806    $  118,394    $   23,529    $       20    $       13
Average Net Assets for the Period
  (in thousands)                               $  512,270    $  180,005    $   65,965    $    4,402    $       15    $       12
Ratio of Gross Expenses to Average
   Net Assets***(3)                                  1.18%         1.18%         1.17%         1.19%         1.44%         1.73%
Ratio of Net Expenses to Average
   Net Assets***(3)                                  1.18%         1.18%         1.17%         1.19%         1.44%         1.73%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                    0.21%         1.04%         0.97%         0.23%       (0.25)%         1.55%
Portfolio Turnover Rate***                             62%           56%           13%           52%           91%          101%

                                                                                               Janus Aspen
                                                     Janus Adviser                       Equity Income Portfolio
For a share outstanding during                     Core Equity Fund                        Retirement Shares(2)
the fiscal year or period ended July 31           2002         2001(1)        2000          1999          1998         1997(4)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    17.02    $    19.99    $    27.07    $    19.28    $    13.42    $    10.00
-------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                         --           .03         (.03)           .03         (.05)           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                 (3.10)        (2.77)         (.88)          7.85          6.12          3.41
-------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   (3.10)        (2.74)         (.91)          7.88          6.07          3.42
-------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --         (.03)            --            --            --            --
  Distributions (from capital gains)*                  --         (.20)        (6.17)         (.09)         (.21)            --
-------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --         (.23)        (6.17)         (.09)         (.21)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $    13.92    $    17.02    $    19.99    $    27.07    $    19.28    $    13.42
-------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   (18.21)%      (13.80)%       (3.34)%        40.94%        45.55%        34.20%
-------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $   16,101    $    7,134    $    1,369    $      464    $       20    $       13
Average Net Assets for the Period
  (in thousands)                               $   12,869    $    3,985    $    1,264    $      128    $       16    $       12
Ratio of Gross Expenses to Average Net
  Assets***(3)                                       1.70%         1.75%         1.76%         1.78%         1.75%         1.74%
Ratio of Net Expenses to Average
  Net Assets***(3)                                   1.68%         1.75%         1.76%         1.77%         1.75%         1.74%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                   (0.16)%         0.02%       (0.30)%       (0.04)%       (0.33)%         0.07%
Portfolio Turnover Rate***                             97%          108%           86%          114%           79%          128%

    *See Note 3 in Notes to Financial Statements.

   **Total return not annualized for periods of less than one full year.

  ***Annualized for periods of less than one full year.

(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. 2000 data is for the seven month period from January 1, 2000 to July 31, 2000.

(3)  See Notes 4 and 5 in Notes to Financial Statements.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002 59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

                                                                                                    Janus Aspen
                                                          Janus Adviser                          Balanced Portfolio
For a share outstanding during                            Balanced Fund                         Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    23.45    $    25.14    $    28.04    $    22.59    $    17.47    $   15.38
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .43           .53           .28           .46           .21          .27
  Net gains/(losses) on securities
    (both realized and unrealized)                       (2.05)        (1.76)         (.52)         5.41          5.58         2.30
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (1.62)        (1.23)         (.24)         5.87          5.79         2.57
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.45)         (.46)         (.33)         (.42)         (.18)        (.30)
  Distributions (from capital gains)*                       --            --         (2.33)           --          (.49)        (.18)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.45)         (.46)        (2.66)         (.42)         (.67)        (.48)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    21.38    $    23.45    $    25.14    $    28.04    $    22.59    $   17.47
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           (6.97)%       (4.92)%       (0.86)%       26.13%        33.59%       16.92%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  749,601    $  530,639    $  140,179    $   53,598    $   17,262    $      12
Average Net Assets for the Period (in thousands)    $  682,559    $  336,439    $   96,509    $   28,498    $    3,650    $      11
Ratio of Gross Expenses to Average
   Net Assets***(3)                                       1.17%         1.17%         1.17%         1.19%         1.24%        1.32%
Ratio of Net Expenses to Average Net Assets***(3)         1.17%         1.17%         1.17%         1.19%         1.24%        1.32%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         1.98%         2.52%         2.67%         2.36%         2.04%        2.38%
Portfolio Turnover Rate***                                  85%          129%           59%           92%           70%         139%

                                                          Janus Adviser                      Janus Aspen
                                                        Growth and Income            Growth and Income Portfolio
For a share outstanding during                                Fund                       Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999         1998(5)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    15.57    $    19.28    $    20.68    $    11.94    $    10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02           .07           .02          (.01)          .01
  Net gains/(losses) on securities
    (both realized and unrealized)                       (3.06)        (3.73)        (1.08)         8.75          1.93
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (3.04)        (3.66)        (1.06)         8.74          1.94
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.04)         (.05)         (.03)           --            --
  Distributions (from capital gains)*                       --            --          (.31)           --            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.04)         (.05)         (.34)           --            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    12.49    $    15.57    $    19.28    $    20.68    $    11.94
----------------------------------------------------------------------------------------------------------------------
Total Return**                                          (19.61)%      (18.93)%       (5.13)%       73.20%        19.40%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  218,310    $   34,608    $   17,894    $    6,982    $       12
Average Net Assets for the Period (in thousands)    $  155,582    $   22,767    $   11,641    $    1,826    $       10
Ratio of Gross Expenses to Average
   Net Assets***(3)                                       1.23%         1.52%         1.25%         1.53%         1.72%
Ratio of Net Expenses to Average Net Assets***(3)         1.22%         1.52%         1.24%         1.53%         1.72%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         0.25%         0.52%         0.35%         0.11%         0.21%
Portfolio Turnover Rate***                                  40%           51%           27%           59%           62%

    *See Note 3 in Notes to Financial Statements.

   **Total return not annualized for periods of less than one full year.

  ***Annualized for periods of less than one full year.

(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.

(3)  See Notes 4 and 5 in Notes to Financial Statements.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

(5)  Period May 1, 1998 (inception) to December 31, 1998.

See Notes to Financial Statements.

60  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Janus Adviser
For a share outstanding during                        Strategic Value Fund
the fiscal year ended July 31                          2002          2001
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     8.88    $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                       (2.19)        (1.12)
----------------------------------------------------------------------------
Total from Investment Operations                         (2.19)        (1.12)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --
  Distributions (from capital gains)*                       --            --
----------------------------------------------------------------------------
Total Distributions                                         --            --
----------------------------------------------------------------------------
Net Asset Value, End of Period                      $     6.69    $     8.88
----------------------------------------------------------------------------
Total Return                                            (24.66)%      (11.20)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    4,084    $    5,255
Average Net Assets for the Period (in thousands)    $    5,048    $    5,072
Ratio of Gross Expenses to Average Net Assets(1)          1.76%         1.75%
Ratio of Net Expenses to Average Net Assets(1)            1.75%         1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                           (0.65)%       (0.50)%
Portfolio Turnover Rate                                     79%           88%

                                                                                                    Janus Aspen
                                                         Janus Adviser                     International Growth Portfolio
For a share outstanding during                         International Fund                       Retirement Shares(3)
the fiscal year or period ended July 31                2002         2001(2)        2000          1999          1998         1997(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    25.79    $    36.85    $    38.56    $    21.27    $    18.44    $   16.80
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .04           .21           .42            --           .05          .04
  Net gains/(losses) on securities
    (both realized and unrealized)                       (6.24)       (11.09)         (.49)        17.30          3.07         1.73
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (6.20)       (10.88)         (.07)        17.30          3.12         1.77
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.09)         (.09)         (.39)         (.01)         (.01)        (.09)
  Distributions (from capital gains)*                       --          (.09)        (1.25)           --          (.28)        (.04)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.09)         (.18)        (1.64)         (.01)         (.29)        (.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    19.50    $    25.79    $    36.85    $    38.56    $    21.27    $   18.44
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (24.10)%      (29.62)%       (0.10)%       81.32%        16.86%       10.53%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $  531,121    $  430,299    $   48,003    $   16,986    $       17    $      11
Average Net Assets for the Period (in thousands)    $  531,737    $  284,760    $   33,338    $    3,738    $       13    $      11
Ratio of Gross Expenses to Average
   Net Assets***(1)                                       1.25%         1.24%         1.22%         1.25%         1.35%        1.45%
Ratio of Net Expenses to Average Net Assets***(1)         1.24%         1.24%         1.22%         1.24%         1.35%        1.45%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         0.37%         0.95%         2.58%        (0.29)%        0.26%        0.26%
Portfolio Turnover Rate***                                  72%           66%           52%           80%           93%          86%

   * See Note 3 in Notes to Financial Statements.

  ** Total return not annualized for periods of less than one full year.

 *** Annualized for periods of less than one full year.

(1)  See Notes 4 and 5 in Notes to Financial Statements.

(2) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(3) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  61

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

                                                                                                    Janus Aspen
                                                          Janus Adviser                      Worldwide Growth Portfolio
For a share outstanding during                           Worldwide Fund                         Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    31.27    $    43.67    $    47.56    $    29.06    $    23.36    $   20.72
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .05           .27           .03          (.04)          .02          .14
  Net gains/(losses) on securities
    (both realized and unrealized)                       (8.08)       (12.44)         (.26)        18.54          6.57         2.80
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (8.03)       (12.17)         (.23)        18.50          6.59         2.94
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.04)         (.23)           --            --          (.02)        (.14)
  Distributions (from capital gains)*                       --            --         (3.66)           --          (.87)        (.16)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.04)         (.23)        (3.66)           --          (.89)        (.30)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    23.20    $    31.27    $    43.67    $    47.56    $    29.06    $   23.36
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          (25.73)%      (27.93)%       (0.42)%       63.66%        28.25%       14.22%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $1,059,083    $  949,967    $  409,780    $  174,399    $    5,837    $     403
Average Net Assets for the Period (in thousands)    $1,072,786    $  696,848    $  316,174    $   49,424    $    1,742    $      11
Ratio of Gross Expenses to Average
   Net Assets***(3)                                       1.21%         1.20%         1.20%         1.21%         1.22%        1.26%
Ratio of Net Expenses to Average Net Assets***(3)         1.20%         1.20%         1.20%         1.21%         1.22%        1.26%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         0.27%         0.66%           --         (0.34)%       (0.02)%       0.16%
Portfolio Turnover Rate***                                  76%           72%           47%           67%           77%          80%

                                                          Janus Adviser
For a share outstanding during                          Global Value Fund
the fiscal year or period ended July 31                2002         2001(5)
----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     9.82    $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                              --           .01
  Net gains/(losses) on securities
    (both realized and unrealized)                        (.31)         (.19)
----------------------------------------------------------------------------
Total from Investment Operations                          (.31)         (.18)
----------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.01)           --
  Distributions (from capital gains)*                       --            --
----------------------------------------------------------------------------
Total Distributions                                       (.01)           --
----------------------------------------------------------------------------
Net Asset Value, End of Period                      $     9.50    $     9.82
----------------------------------------------------------------------------
Total Return**                                           (3.24)%       (1.70)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $    2,669    $    1,981
Average Net Assets for the Period (in thousands)    $    2,426    $    1,974
Ratio of Gross Expenses to Average
   Net Assets***(3)                                       1.75%         1.75%
Ratio of Net Expenses to Average Net Assets***(3)         1.75%         1.75%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                        (0.24)%        0.50%
Portfolio Turnover Rate***                                  59%            0%

   * See Note 3 in Notes to Financial Statements.

  ** Total return not annualized for periods of less than one full year.

 *** Annualized for periods of less than one full year.

(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.

(3)  See Notes 4 and 5 in Notes to Financial Statements.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

(5)  Period May 1, 2001 (inception) to July 31, 2001.

See Notes to Financial Statements.

62  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Janus Adviser                             Janus Aspen
                                                         Flexible Income                     Flexible Income Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    11.91    $    11.42    $    11.72    $    12.05    $    11.77    $   11.41
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .55           .66           .47           .37           .73          .50
  Net gains/(losses) on securities
    (both realized and unrealized)                         .09           .49          (.31)         (.27)          .27          .58
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .64          1.15           .16           .10          1.00         1.08
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.55)         (.66)         (.46)         (.36)         (.61)        (.61)
  Distributions (from capital gains)*                     (.03)           --            --          (.07)         (.11)        (.11)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.58)         (.66)         (.46)         (.43)         (.72)        (.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $    11.97    $    11.91    $    11.42    $    11.72    $    12.05    $   11.77
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                            5.53%        10.34%         1.37%         0.90%         8.58%        9.73%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   50,501    $    6,159    $      810    $      842    $       12    $      11
Average Net Assets for the Period (in thousands)    $   32,199    $    2,710    $      817    $      250    $       11    $      10
Ratio of Gross Expenses to Average
   Net Assets***(3)                                       1.21%         1.20%         1.28%         1.20%         1.24%        1.23%
Ratio of Net Expenses to Average Net Assets***(3)         1.20%         1.20%         1.28%         1.20%         1.23%        1.23%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         4.60%         5.47%         6.74%         6.80%         5.92%        6.39%
Portfolio Turnover Rate***                                 382%          413%          183%          116%          145%         119%

                                                          Janus Adviser                             Janus Aspen
                                                          Money Market                         Money Market Portfolio
For a share outstanding during                                Fund                              Retirement Shares(2)
the fiscal year or period ended July 31                2002         2001(1)        2000          1999          1998         1997(4)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .02           .05           .03           .04           .05          .03
  Net gains/(losses) on securities
    (both realized and unrealized)                          --            --            --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .02           .05           .03           .04           .05          .03
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                 (.02)         (.05)         (.03)         (.04)         (.05)        (.03)
  Distributions (from capital gains)*                       --            --            --            --            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (.02)         (.05)         (.03)         (.04)         (.05)        (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $    1.00
-----------------------------------------------------------------------------------------------------------------------------------
Total Return**                                            1.59%         4.99%         3.17%         4.45%         4.85%        3.13%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)            $   22,646    $   15,765    $    6,684    $    1,153    $       11    $      10
Average Net Assets for the Period (in thousands)    $   22,544    $   10,244    $    4,775    $      150    $       10    $      10
Ratio of Gross Expenses to Average Net Assets***(3)       0.86%         0.86%         0.90%         0.86%         0.84%        1.00%
Ratio of Net Expenses to Average Net Assets***(3)         0.86%         0.86%         0.90%         0.86%         0.84%        1.00%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                         1.50%         4.68%         5.57%         5.18%         4.74%        4.66%

   * See Note 3 in Notes to Financial Statements.

  ** Total return not annualized for periods of less than one full year.

 *** Annualized for periods of less than one full year.

(1) The Janus Adviser Series commenced operations on August 1, 2000 after the reorganization of the Retirement Shares of Janus Aspen Series into the corresponding funds of Janus Adviser Series (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund). The information shown is for a share outstanding during the twelve month period from August 1, 2000 to July 31, 2001 for the Janus Adviser Series.

(2) The information shown is for a share outstanding during the fiscal year or period ended December 31 for the Retirement Shares of the Janus Aspen Series prior to the reorganization. The column 2000 is a seven month period from January 1, 2000 to July 31, 2000.

(3)  See Notes 4 and 5 in Notes to Financial Statements.

(4)  Period May 1, 1997 (inception) to December 31, 1997.

See Notes to Financial Statements.

                                         Janus Adviser Series July 31, 2002  63

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

ADR                 American Depository Receipt

GDR                 Global Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

RNC                 Represents non-convertible savings shares.

SDR                 Swedish Depository Receipt

*       Non-income-producing security

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933, Section 4(2) of the Securities Act or other provisions and may be deemed to be restricted for resale.

(OMEGA) Rate is subject to change. Rate shown reflects current rate.

(DELTA) Security is a defaulted security in Janus Adviser Flexible Income Fund with accrued interest in the amount of $160 that was written-off December 10, 2001.

#       Security is a U.S. Treasury Inflation-Protected Security (TIPS).

Variable rate notes are notes which the interest rate is based on specific, an index of or market interest rates, and is subject to change. Rates in the security description are as of July 31, 2002.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

64  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Series (the "Trust") was organized as a Delaware Trust on March 24, 2000 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open end management investment company. The Trust offers twelve Funds with differing investment objectives and policies.

Ten Funds invest primarily in equity securities: Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, and Janus Adviser Global Value Fund. Janus Adviser Flexible Income Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Fund is diversified as defined in the 1940 Act, with the exception of the Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund, and Janus Adviser Global Value Fund, which are nondiversified.

Each Fund's Shares are issued and redeemed only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

The Trust commenced investment operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds (except Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund).

A reorganization of the Retirement Shares of the Janus Aspen Series occurred at the close of business on July 31, 2000. Each of the reorganized Portfolios of Janus Aspen Series allocated a pro rata share (percentage of the Retirement Shares to the total Portfolio) of each security position to the corresponding Fund of the newly formed Janus Adviser Series except for securities that are subject to restrictions on resale or transfer, such as private placement securities. Each pro rata share was rounded to eliminate fractional shares and odd lots of securities. No taxable gain or loss occurred as a result of the transfer. Janus Capital Management LLC ("Janus Capital"), the investment adviser of both Janus Aspen Series and Janus Adviser Series, has agreed to limit expenses of the Funds formed from this reorganization so that they will not increase before July 31, 2003. Specifically, Janus Capital will limit the expenses of each of the new Funds (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the expense ratio of the corresponding Janus Aspen Series Portfolio set forth in the May 1, 2000 Janus Aspen Series Prospectus. These limitations will stay in place until at least July 31, 2003. In addition, Janus Capital has paid all of the fees associated with the reorganization.

Pending SEC approval of registration statement, effective September 30, 2002 the initial class of shares will be designated as I Shares and a second class of shares, C Shares will be added. Each class will represent an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement and certain financial intermediaries may offer only one class of shares.

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days and all money market securities in the Janus Adviser Money Market Fund are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

                                         Janus Adviser Series July 31, 2002  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS

The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing such a contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

The Funds may enter into futures contracts and options on securities, financial indices and foreign currencies, forward contracts and interest-rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS

The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

ADDITIONAL INVESTMENT RISK

A portion of the Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Dividends for Janus Adviser Balanced and Janus Adviser Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Income and Janus Adviser Money Market Funds. The remaining eight Funds generally declare and distribute dividends and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund will be automatically reinvested into additional shares of that Fund.

66  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Each equity fund is subject to advisory fees payable to Janus Capital based upon an annual rate of .65% of average net assets. The Janus Adviser Flexible Income Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .65% of the first $300 million of average net assets plus .55% of average net assets in excess of $300 million. The Janus Adviser Money Market Fund's advisory fee rate is 0.25% of average net assets. The advisory fee is calculated daily and paid monthly.

Until, at least, July 31, 2003, provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                 Expense Limit
                                                                   Percentage
Fund                                                                  (%)
------------------------------------------------------------------------------
Janus Adviser Growth Fund                                             0.67
Janus Adviser Aggressive Growth Fund                                  0.66
Janus Adviser Capital Appreciation Fund                               0.68
Janus Adviser Core Equity Fund                                        1.25
Janus Adviser Balanced Fund                                           0.67
Janus Adviser Growth and Income Fund                                  1.02
Janus Adviser International Fund                                      0.74
Janus Adviser Worldwide Fund                                          0.70
Janus Adviser Flexible Income Fund                                    0.70
Janus Adviser Money Market Fund                                       0.36
------------------------------------------------------------------------------

                                         Janus Adviser Series July 31, 2002  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

In addition, Janus Capital has agreed to reimburse Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average daily net assets of the Fund until at least the next annual renewal of the advisory agreement.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (The "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Funds' average daily net assets.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides a shareholder accounting system to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended July 31, 2002, are noted below.

                                          DST Securities, Inc.    Portfolio Expense    DST Systems
Fund                                       Commissions Paid*          Reduction*          Costs
--------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                     $   760                 $   570            $ 4,519
Janus Adviser Aggressive Growth Fund           10,038                   7,531               (768)
Janus Adviser Capital Appreciation Fund            --                      --              5,774
Janus Adviser Core Equity Fund                     25                      19              2,942
Janus Adviser Balanced Fund                     1,359                   1,019              4,028
Janus Adviser Growth and Income Fund               35                      26              3,778
Janus Adviser Strategic Value Fund                 99                      74              2,101
Janus Adviser International Fund                   --                      --              7,800
Janus Adviser Worldwide Fund                    5,868                   4,402              5,748
Janus Adviser Global Value Fund                    --                      --              2,711
Janus Adviser Flexible Income Fund                 --                      --              3,083
Janus Adviser Money Market Fund                    --                      --              2,258
------------------------------------------------------------------------------------------------

*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

68  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers as of July 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between July 31, 2009 and July 31, 2010.

During the year ended July 31, 2002, the Funds noted below incurred "Post-October" losses during the period from November 1, 2001 through July 31, 2002. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2003.

Other book to tax differences in 2001 primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                                        Net Tax AP/DP
                                          Undistributed  Undistributed                      Post-        on Foreign       Net Tax
                                             Ordinary      Long-Term     Accumulated       October        Currency        AP/DP on
Fund                                          Income         Gains      Capital Losses     Deferral      and Futures    Investments
-----------------------------------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                            --        --       $(50,448,317)   $(33,992,227)             --   $(61,173,901)
Janus Adviser Aggressive Growth Fund                 --        --       (205,170,956)    (85,013,339)             --    (35,579,580)
Janus Adviser Capital Appreciation Fund   $     421,363        --        (51,189,883)    (38,138,817)             --    (41,782,660)
Janus Adviser Core Equity Fund                       --        --           (746,450)       (728,385)    $         4     (1,711,606)
Janus Adviser Balanced Fund                   1,607,287        --        (17,513,437)    (32,089,076)             89    (32,642,656)
Janus Adviser Growth and Income Fund            107,153        --         (2,745,039)     (9,238,343)            198    (30,789,062)
Janus Adviser Strategic Value Fund                   --        --           (979,062)       (294,945)             --       (668,321)
Janus Adviser International Fund              1,902,285        --        (80,646,806)    (86,851,776)        139,617    (68,523,209)
Janus Adviser Worldwide Fund                  2,746,289        --       (153,685,253)   (136,939,560)         83,816   (151,512,892)
Janus Adviser Global Value Fund                      --        --             (1,565)             --              38       (238,247)
Janus Adviser Flexible Income Fund                1,635        --                 --        (607,356)             --        594,424
Janus Adviser Money Market Fund                      --        --                 --              --              --             --
-----------------------------------------------------------------------------------------------------------------------------------

AP/DP Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2002 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                            Federal Tax      Unrealized       Unrealized
Fund                                            Cost        Appreciation    (Depreciation)
------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                 $  341,276,861   $   17,333,741   $ (78,507,642)
Janus Adviser Aggressive Growth Fund         272,377,941       16,303,860     (51,883,440)
Janus Adviser Capital Appreciation Fund      644,586,726       25,181,146     (66,963,806)
Janus Adviser Core Equity Fund                17,963,353          404,133      (2,115,739)
Janus Adviser Balanced Fund                  776,880,715       22,681,264     (55,323,920)
Janus Adviser Growth and Income Fund         247,994,023        3,638,037     (34,427,099)
Janus Adviser Strategic Value Fund             4,717,252          263,238        (931,559)
Janus Adviser International Fund             622,376,102       19,248,663     (87,771,872)
Janus Adviser Worldwide Fund               1,244,521,798       30,902,913    (182,415,805)
Janus Adviser Global Value Fund                2,881,576          122,740        (360,987)
Janus Adviser Flexible Income Fund            48,510,848        1,051,344        (456,920)
Janus Adviser Money Market Fund               20,137,004               --              --
------------------------------------------------------------------------------------------

                                         Janus Adviser Series July 31, 2002  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                         Distributions
                                         ----------------------------------------------
                                         From Ordinary   From Long-Term   Tax Return of   Net Investment
Fund                                         Income       Capital Gains      Capital           Loss
--------------------------------------------------------------------------------------------------------
Janus Adviser Growth Fund                          --          --              --          $(1,211,923)
Janus Adviser Aggressive Growth Fund               --          --              --           (2,089,721)
Janus Adviser Capital Appreciation Fund   $ 1,497,764          --              --                   --
Janus Adviser Core Equity Fund                     --          --              --              (20,077)
Janus Adviser Balanced Fund                13,578,953          --              --                   --
Janus Adviser Growth and Income Fund          331,376          --              --                   --
Janus Adviser Strategic Value Fund                 --          --              --              (33,132)
Janus Adviser International Fund            2,046,128          --              --                   --
Janus Adviser Worldwide Fund                1,525,977          --              --                   --
Janus Adviser Global Value Fund                 2,501          --              --               (5,637)
Janus Adviser Flexible Income Fund          1,559,337          --              --                   --
Janus Adviser Money Market Fund               338,731          --              --                   --
--------------------------------------------------------------------------------------------------------

Janus Adviser International and Janus Adviser Worldwide Funds have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

Fund                                 Foreign Taxes Paid    Foreign Source Income
--------------------------------------------------------------------------------
Janus Adviser International Fund        $  746,261              $7,529,588
Janus Adviser Worldwide Fund               953,976               9,603,663
--------------------------------------------------------------------------------

70  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   EXPENSES

The Funds' expenses may be reduced through expense reduction arrangements. Those arrangements include the use of broker commissions paid to DST Securities, Inc. and uninvested cash balances earning interest with the Funds' custodian. The Statements of Operations reflect the total expenses before any offset, the amount of the offset and the net expenses. The Fund could have employed the assets used by another party to produce income if it had not entered into an expense offset arrangement. The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

The Funds pay a distribution fee of up to 0.25% of average net assets and a participant administration fee of up to 0.25% of average net assets.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

5.   EXPENSE RATIOS

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

Fund                                                        2002        2001
--------------------------------------------------------------------------------
Janus Adviser Growth Fund                                   1.21%       1.23%
Janus Adviser Aggressive Growth Fund                        1.20%       1.23%
Janus Adviser Capital Appreciation Fund                     1.18%       1.26%
Janus Adviser Core Equity Fund                              1.70%       5.06%
Janus Adviser Balanced Fund                                 1.19%       1.22%
Janus Adviser Growth and Income Fund                        1.23%       1.87%
Janus Adviser Strategic Value Fund                          2.44%       3.67%
Janus Adviser International Fund                            1.26%       1.31%
Janus Adviser Worldwide Fund                                1.21%       1.25%
Janus Adviser Global Value Fund                             3.43%      10.35%(1)
Janus Adviser Flexible Income Fund                          1.41%       6.59%
Janus Adviser Money Market Fund                             0.97%       1.83%
--------------------------------------------------------------------------------

(1)  Period May 1, 2001 (inception) to July 31, 2001.

                                         Janus Adviser Series July 31, 2002  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1.   PERFORMANCE OVERVIEWS

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last section of this statement reports the net asset value (NAV) per share on the last day of the reporting period for each Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, titled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

72  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the fund manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Adviser Series July 31, 2002  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders.

Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 52 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series.

TRUSTEES

                                                                                              Number of
                                                                                              Portfolios in
                         Positions                                                            Fund Complex
                         Held           Length of        Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Fund      Time Served      During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee

Thomas H. Bailey*        President,     4/00-Present     Formerly, President and Chief             52        N/A
100 Fillmore Street      Chairman                        Executive Officer of Janus Capital
Denver, CO 80206         and Trustee                     (2002); President and Director
Age 65                                                   (1994-2002) of the Janus Foundation;
                                                         Chairman and Director
                                                         (1978-2002) of Janus
                                                         Capital Corporation and
                                                         Director (1997-2001) of
                                                         Janus Distributors,
                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

William F. McCalpin      Trustee        6/02-Present     Executive Vice President and Chief        52        Founding Director and
100 Fillmore Street                                      Operating Officer of The Rockefeller                Board Chair, Solar
Denver, CO 80206                                         Brothers Fund (a private family                     Development Foundation;
Age 45                                                   foundation). Formerly, Director of                  Trustee and Vice
                                                         Investments (1991-1998) of The                      President, Asian
                                                         John D. and Catherine T. MacArthur                  Cultural Council.
                                                         Foundation (a private family
                                                         foundation).

John W. McCarter, Jr.    Trustee        6/02-Present     President and Chief Executive             52        Chairman of the Board,
100 Fillmore Street                                      Officer of The Field Museum of                      Divergence LLC;
Denver, CO 80206                                         Natural History. Formerly, Senior                   Director of A.M.
Age 64                                                   Vice President (1987-1997) of Booz-                 Castle & Co., Harris
                                                         Allen & Hamilton, Inc. (a management                Insight Funds,
                                                         consulting firm).                                   W.W. Grainger, Inc.;
                                                                                                             Trustee of WTTW
                                                                                                             (Chicago public
                                                                                                             television station),
                                                                                                             the University of
                                                                                                             Chicago and Chicago
                                                                                                             Public Education Fund.

Dennis B. Mullen         Trustee        4/00-Present     Private Investor. Formerly                52        N/A
100 Fillmore Street                                      (1997-1998) Chief Financial
Denver, CO 80206                                         Officer - Boston Market Concepts,
Age 58                                                   Boston Chicken, Inc., Golden, CO
                                                         (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

74  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                              Number of
                                                                                              Portfolios in
                         Positions                                                            Fund Complex
                         Held           Length of        Principal Occupations                Overseen       Other Directorships
Name, Age and Address    with Fund      Time Served      During the Past Five Years           by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
  -  (continued)
James T. Rothe           Trustee        4/00-Present     Professor of Business, University         52        Director, Optika, Inc.;
100 Fillmore Street                                      of Colorado, Colorado Springs, CO.                  Director, NeoCore Corp.
Denver, CO 80206                                         Formerly, Distinguished Visiting
Age 58                                                   Professor of Business (2001-2002),
                                                         Thunderbird (American Graduate
                                                         School of International Management),
                                                         Phoenix, AZ; and Principal (1988-
                                                         1999) of Phillips-Smith Retail Group,
                                                         Colorado Springs, CO (a venture
                                                         capital firm).

William D. Stewart       Trustee        4/00-Present     Corporate Vice President and              52        N/A
100 Fillmore Street                                      General Manager of MKS
Denver, CO 80206                                         Instruments - HPS Products,
Age 58                                                   Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).

Martin H. Waldinger      Trustee        4/00-Present     Consultant.                               52        N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Adviser Series July 31, 2002  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

OFFICERS

                                                                         Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Laurence J. Chang**      Executive Vice President and Co-Portfolio     4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Worldwide Fund                          Formerly, Analyst (1993-1998) for
Denver, CO 80206                                                                       Janus Capital Corporation.
Age 37

Jonathan D. Coleman**    Executive Vice President and Portfolio        2/02-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Aggressive Growth Fund                  Formerly, Co-Portfolio Manager (1997-
Denver, CO 80206                                                                       2000) for other Janus accounts and
Age 31                                                                                 Analyst (1994-1997 and 2000-2002) for
                                                                                       Janus Capital Corporation.

David J. Corkins**       Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Growth and Income Fund                  Formerly, Analyst (1995-1997)
Denver, CO 80206                                                                       for Janus Capital Corporation.
Age 35

David C. Decker**        Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Strategic Value Fund
Denver, CO 80206
Age 36

Helen Young Hayes**      Executive Vice President and Co-Portfolio     4/00-Present    Vice President and Managing Director
100 Fillmore Street      Manager Janus Adviser Worldwide Fund                          of Investments and Director of Janus
Denver, CO 80206         and Janus Adviser International Fund                          Capital. Formerly, Director (2000-2002)
Age 40                                                                                 for Janus Capital Corporation.

Brent A. Lynn**          Executive Vice President and Co-Portfolio     1/01-Present    Vice President of JanusCapital.
100 Fillmore Street      Manager Janus Adviser International Fund                      Formerly, Analyst (1991-2001) for
Denver, CO 80206                                                                       Janus Capital Corporation.
Age 38

Karen L. Reidy**         Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Balanced Fund                           Formerly, Analyst (1995-1999)
Denver, CO 80206         and Janus Adviser Core Equity Fund                            for Janus Capital Corporation.
Age 35

Blaine P. Rollins**      Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Growth Fund
Denver, CO 80206
Age 35

Scott W. Schoelzel**     Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Capital
Denver, CO 80206         Appreciation Fund
Age 43

Ronald V. Speaker**      Executive Vice President and Portfolio        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Flexible
Denver, CO 80206         Income Fund
Age 37

J. Eric Thorderson**     Executive Vice President and Portfolio        1/01-Present    Vice President of Janus Capital.
100 Fillmore Street      Manager Janus Adviser Money Market Fund                       Formerly, Senior Analyst (1996-1999)
Denver, CO 80206                                                                       for Janus Capital.
Age 41

Jason P. Yee**           Executive Vice President of Janus Adviser     3/01-Present    Vice President of Janus Capital.
100 Fillmore Street      Global Value Fund                                             Formerly, Portfolio Manager and
Denver, CO 80206                                                                       Managing Director (1996-2000) for
Age 32                                                                                 Bee & Associates and Analyst (2000-
                                                                                       2001) for Janus Capital Corporation.
--------------------------------------------------------------------------------------------------------------------------------

   * Officers are elected annually by the Trustees for a one-year term.

 **  "Interested person" of the Trust by virtue of positions with Janus Capital.

76  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**        Vice President and General Counsel            4/00-Present    Vice President, General Counsel,
100 Fillmore Street                                                                    Secretary and Interim Director of Janus
Denver, CO 80206                                                                       Capital; Vice President, General Counsel
Age 47                                                                                 and Director to Janus International
                                                                                       (Asia) Limited and Janus International
                                                                                       Limited; Vice President, General Counsel and
                                                                                       Secretary to Janus Distributors; Janus
                                                                                       Services, Janus Capital International LLC,
                                                                                       Janus Institutional LLC, Janus Institutional
                                                                                       Services LLC and the Janus Foundation; and
                                                                                       Director for Janus Capital Trust Manager
                                                                                       Limited, Janus World Principal Protected
                                                                                       Funds and Janus World Funds. Formerly,
                                                                                       Director (2001) of Janus Distributors, Inc.;
                                                                                       Vice President, General Counsel, Secretary
                                                                                       and Director (2000- 2002) of Janus
                                                                                       International Holding, Inc.; and Executive
                                                                                       Vice President and General Counsel/Mutual
                                                                                       Funds (1994-1998) of Prudential Insurance
                                                                                       Company.

Bonnie M. Howe**         Vice President                                4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital, Janus
Denver, CO 80206                                                                       Distributors and Janus Services.
Age 37                                                                                 Formerly, Assistant Vice President
                                                                                       (1997-1999) and Associate Counsel
                                                                                       (1995-1999) for Janus Capital Corporation
                                                                                       and Assistant Vice President (1998-2000)
                                                                                       for Janus Service Corporation.

Kelley Abbott Howes**    Vice President and Secretary                  4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital, Janus
Denver, CO 80206                                                                       Distributors and Janus Services.
Age 37                                                                                 Formerly, Assistant Vice President (1997-
                                                                                       1999) of Janus Capital Corporation; Chief
                                                                                       Compliance Officer, Director and
                                                                                       President (1997-1999) of Janus
                                                                                       Distributors, Inc.; and Assistant Vice
                                                                                       President (1998-2000) of Janus
                                                                                       Service Corporation.

David R. Kowalski**      Vice President                                6/02-Present    Vice President and Chief Compliance
100 Fillmore Street                                                                    Officer of Janus Capital and Janus
Denver, CO 80206                                                                       Distributors LLC; and Assistant Vice
Age 45                                                                                 President of Janus Services LLC.
                                                                                       Formerly, Senior Vice President and
                                                                                       Director (1985-2000) of Mutual Fund
                                                                                       Compliance for Van Kampen Funds.

Glenn P. O'Flaherty**    Treasurer and Chief Accounting Officer        4/00-Present    Vice President of Janus Capital.
100 Fillmore Street                                                                    Formerly, Director of Fund Accounting
Denver, CO 80206                                                                       (1991-1997) of Janus Capital Corporation.
Age 43
--------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.

  **"Interested person" of the Trust by virtue of positions with Janus Capital.

                                         Janus Adviser Series July 31, 2002  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited) (continued)

                                                                         Term of
                                                                       Office* and
                                                                       Length of       Principal Occupations
Name, Age and Address    Positions Held with Funds                     Time Served     During the Past Five Years
----------------------------------------------------------------------------------------------------------------------------
Loren M. Starr**         Vice President and Chief Financial Officer    9/01-Present    Vice President of Finance, Treasurer,
100 Fillmore Street                                                                    Chief Financial Officer and Interim
Denver, CO 80206                                                                       Director of Janus Capital; Vice
Age 41                                                                                 President of Finance, Treasurer and
                                                                                       Chief Financial Officer of Janus Services,
                                                                                       Janus Distributors, Janus Capital
                                                                                       International LLC, Janus Institutional
                                                                                       Services LLC and Janus International Limited;
                                                                                       and Director of Janus Capital Trust Manager
                                                                                       Limited, Janus World Principal Protected
                                                                                       Funds and Janus World Funds. Formerly, Vice
                                                                                       President of Finance, Treasurer, Chief
                                                                                       Financial Officer (2001-2002) and Director
                                                                                       (2002) for Janus International Holding, Inc.;
                                                                                       Managing Director, Treasurer and Head of
                                                                                       Corporate Finance and Reporting (1998-2001)
                                                                                       for Putnam Investments; and Senior Vice
                                                                                       President of Financial Planning and Analysis
                                                                                       (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter**        Vice President                                4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                                    Counsel to Janus Capital and Janus
Denver, CO 80206                                                                       Services. Formerly, Vice President and
Age 34                                                                                 Senior Legal Counsel (1995-1999) for
                                                                                       Stein Roe & Farnham, Inc.
--------------------------------------------------------------------------------------------------------------------------------

    *Officers are elected annually by the Trustees for a one-year term.

  **"Interested person" of the Trust by virtue of positions with Janus Capital.

78  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Report of Independent Accountants

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Growth Fund, Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Core Equity Fund (formerly Janus Equity Income Fund), Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser Strategic Value Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund, Janus Adviser Global Value Fund, Janus Adviser Flexible Income Fund and Janus Adviser Money Market Fund (constituting the Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2002, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial highlights for the Janus Aspen Retirement Shares (predecessor fund) for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
September 5, 2002

                                         Janus Adviser Series July 31, 2002  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

80  Janus Adviser Series July 31, 2002

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                         Janus Adviser Series July 31, 2002  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                        [LOGO]JANUS

                           www.janus.com

                           100 Fillmore Street
                           Denver, CO 80206
                           1-800-525-3713


Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (8/02)

                                                                 108-02-001 9/02

                              JANUS ADVISER SERIES
                           PART C -- OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article IX of Janus Adviser Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 16. EXHIBITS

Exhibit 1     (a)   Trust Instrument dated March 22, 2000, is incorporated by
                    reference to Registrant's Registration Statement (File. No.
                    333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

              (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

              (c) Form of Second Amendment to Trust Instrument dated September 30, 2001 is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

              (d) Third Amendment to Trust Instrument dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

              (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

              (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

Exhibit 2     (a)   Bylaws are incorporated herein by reference to Registrant's
                    Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

              (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

Exhibit 3     Not Applicable

Exhibit 4 Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.

Exhibit 5     Not Applicable

Exhibit 6     (a)   Investment Advisory Agreement for Mid Cap Value Fund is
                    incorporated herein by reference to Exhibit 4(t) to Post-Effective Amendment No. 8, filed on December 30, 2002
                    (File No. 333-33978).

              (b) Investment Sub-Advisory Agreement for Mid Cap Value Fund is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed on December 30, 2002 (File No. 333-33978).

Exhibit 7     (a)   Form of Distribution Agreement between Janus Adviser Series and Janus Distributors, Inc. is incorporated by reference to Registrant's Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange
                    Commission on April 4, 2000.

              (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit

                    5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(d) of Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

Exhibit 8     Not Applicable

Exhibit 9     (a)   Form of Custodian Agreement between Janus Adviser Series and
                    State Street Bank and Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

              (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

              (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

              (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A. dated December 5, 2000 is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

              (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

              (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

              (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

              (h) Form of Letter Agreement with State Street Bank and Trust Company dated September 30, 2001 is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

              (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to Exhibit 7(i) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (j) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002 is incorporated by reference to Exhibit 7(j) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

              (k) Form of Letter Agreement with State Street Bank and Trust Company dated December 31, 2002, is incorporated by reference to Exhibit 7(k) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

              (l) Form of Letter Agreement with State Street Bank and Trust Company dated March 21, 2003 is incorporated by reference to
                    Exhibit 7(l) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

Exhibit 10    (a)   Form of Distribution and Shareholder Servicing Plan for
                    Class I Shares is incorporated herein by reference to
                    Exhibit 13(a) to Registration Statement filed on April 4,
                    2000 (File No. 333-33978).

              (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (c) Rule 18f-3 Plan, dated June 18, 2002, is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 5, filed on July 26, 2002 (File No. 333-33978).

Exhibit 11    Opinion and Consent of Shea & Gardner is filed herewith.

Exhibit 12    Form of Tax Opinion of Shea & Gardner is filed herewith.

Exhibit 13    (a)   Form of Transfer Agency Agreement with Janus Service
                    Corporation is incorporated by reference to Registrant's
                    Registration Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April
                    4, 2000.

              (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration

                    Statement (File. No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

              (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

              (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

Exhibit 14    Consent of PricewaterhouseCoopers LLP is filed herewith.

Exhibit 15    Not Applicable

Exhibit 16    Powers of Attorney are filed herewith.

Exhibit 17    Proxy Form is filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Denver, and State of Colorado, on the 7th day of February, 2003.

                                      JANUS ADVISER SERIES

                                      By: /s/ Loren M. Starr
                                              __________________________________
                                              Loren M. Starr, President and
                                              Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURE                             TITLE                                DATE
            ---------                             -----                                ----
/s/ Loren M. Starr                     President and                            February 7, 2003
--------------------------------       Chief Executive Officer
Loren M. Starr                         (Principal Executive Officer)

/s/ Anita E. Falicia                   Vice President, Chief Financial          February 7, 2003
--------------------------------       Officer and Treasurer
Anita E. Falicia                       (Principal Accounting Officer)

Thomas H. Bailey*                      Trustee                                  February 7, 2003
--------------------------------
Thomas H. Bailey

William F. McCalpin*                   Trustee                                  February 7, 2003
--------------------------------
William F. McCalpin

John W. McCarter, Jr.*                 Trustee                                  February 7, 2003
--------------------------------
John W. McCarter, Jr.

Dennis B. Mullen*                      Trustee                                  February 7, 2003
--------------------------------
Dennis B. Mullen

James T. Rothe*                        Trustee                                  February 7, 2003
--------------------------------
James T. Rothe

William D. Stewart*                    Trustee                                  February 7, 2003
--------------------------------
William D. Stewart

Martin H. Waldinger*                   Trustee                                  February 7, 2003
--------------------------------
Martin H. Waldinger

/s/ Thomas A. Early
--------------------------------

*By   Thomas A. Early
      Attorney-in-Fact

                                INDEX OF EXHIBITS

EXHIBIT NUMBER                               EXHIBIT TITLE
--------------                               -------------
11                                  Opinion and Consent of Shea & Gardner

12                                  Form of Tax Opinion of Shea & Gardner

14                                  Consent of PricewaterhouseCoopers LLP

16                                  Powers of Attorney

17                                  Proxy Form